             As filed with the Securities and Exchange Commission on May 1, 2007
                                                             File Nos. 333-81103
                                                                        811-7711


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 13

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 36

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                        WEALTH MANAGEMENT LAW DEPARTMENT
                   601 CONGRESS STREET, BOSTON, MA 02210-2805
         (Address Of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, Including Area Code: (617) 572-9196

                           ARNOLD R. BERGMAN, ESQUIRE
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                        WEALTH MANAGEMENT LAW DEPARTMENT
                                601 CONGRESS ST.
                              BOSTON, MA 02210-2805
                     (Name and Address of Agent for Service)

                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2007 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on ________, 2007 pursuant to paragraph (a)(1) of Rule 485

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION I
                       "Revolution Value Variable Annuity"

                                                    Prospectus dated May 1, 2007

                               (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                        Revolution Value Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in the Revolution Value deferred Purchase Payment Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY. These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "we," "us," "our," or "the Company".

This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H ("Separate Account"). Each Sub-Account invests in one of the following Funds that corresponds to a Variable Investment Option we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Bond Index Trust B
Capital Appreciation Trust (formerly,
"Large Cap Growth Trust")
Equity-Income Trust
Financial Services Trust
Global Bond Trust
Growth and Income Trust (formerly, "Growth
& Income II Trust")
Health Sciences Trust

JOHN HANCOCK TRUST
High Yield Trust
International Equity Index Trust B
Managed Trust
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust B
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Small Cap Index Trust(1)

JOHN HANCOCK TRUST
Small Cap Value Trust
Total Return Trust
Total Stock Market Index Trust

M FUND, INC.
Brandes International Equity Fund(2)
Business Opportunity Value Fund(2)
Frontier Capital Appreciation Fund(2)
Turner Core Growth Fund(2)

(1)  Not available for Contracts issued after April 30, 2003.

(2) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

ANNUITIES SERVICE CENTER                MAILING ADDRESS
601 Congress Street                     Post Office Box 55013
Boston, Massachusetts 02210-2805        Boston, Massachusetts 02205-5230
(617) 663-3000 or (800) 824-0335        www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     3
III. FEE TABLES ..........................................................     4
   EXAMPLES ..............................................................     5
   FUNDS .................................................................     5
IV.BASIC INFORMATION .....................................................     7
   WHAT IS THE CONTRACT? .................................................     7
   WHO OWNS THE CONTRACT? ................................................     7
   IS THE OWNER ALSO THE ANNUITANT? ......................................     7
   HOW CAN I INVEST MONEY IN A CONTRACT? .................................     7
      Purchase Payments ..................................................     7
      Initial Purchase Payment ...........................................     7
      Issue Date and Contract Year .......................................     7
      Limits on Additional Purchase Payments .............................     8
      Ways to Make Additional Purchase Payments ..........................     8
      Additional Purchase Payments by Wire ...............................     8
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER
   TIME? .................................................................     8
      Variable Investment Options ........................................     8
      Fixed Investment Options ...........................................     8
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE? ......................     9
   TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE
   CONTRACTS? ............................................................     9
      State Law Insurance Requirements ...................................     9
      Variations in Charges or Rates .....................................     9
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ...................     9
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS? ................    10
      Allocation of Purchase Payments ....................................    10
      Transfers Among Investment Options .................................    10
      Procedure for Transferring Your Assets .............................    11
      Telephone and Facsimile Transactions ...............................    11
      Electronic Information .............................................    11
      Dollar Cost Averaging Programs .....................................    12
      Strategic Rebalancing Program ......................................    12
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? ..............    12
      Asset-Based Charges ................................................    13
      Annual Contract Fee ................................................    13
      Premium Taxes ......................................................    13
      Withdrawal Charge ..................................................    13
      Other Charges ......................................................    15
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? ............................    15
      Surrenders and Partial Withdrawals .................................    15
      Signature Guarantee Requirements for Surrenders and Partial
      Withdrawals ........................................................    16
      Waiver of Withdrawal Charge Rider ..................................    16
      Systematic Withdrawal Plan .........................................    16
      Telephone Withdrawals ..............................................    17
   WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S
   DATE OF MATURITY? .....................................................    17
   WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED A
   CONTRACT? .............................................................    19
      Accumulated Value Enhancement Benefit ..............................    19
      Guaranteed Retirement Income Benefit ...............................    19
   CAN I RETURN MY CONTRACT? .............................................    20
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE FUNDS ......    21
   THE COMPANY ...........................................................    21
   THE SEPARATE ACCOUNT ..................................................    21
   THE FUNDS .............................................................    22
VI. INFORMATION ABOUT FIXED INVESTMENT OPTIONS ...........................    27
   IN GENERAL ............................................................    27
   HOW THE FIXED INVESTMENT OPTIONS WORK .................................    27
      Guaranteed Interest Rates ..........................................    27
      Calculation of Market Value Adjustment ("MVA") .....................    28
      Limitation on Market Value Adjustments .............................    28
VII. THE ACCUMULATION PERIOD .............................................    29
   YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS .........................    29
   VALUATION OF ACCUMULATION UNITS .......................................    29
   YOUR VALUE IN THE FIXED INVESTMENT OPTIONS ............................    29
VIII. THE ANNUITY PERIOD .................................................    30
   MATURITY DATE .........................................................    30
   CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS ...........................    30
      Selecting an Annuity Option ........................................    30
      Variable Monthly Annuity Payments ..................................    30
      Variable Investment Option Valuation Procedures ....................    31
      Assumed Investment Rate ............................................    31
      Transfers During the Annuity Period ................................    31
      Fixed Monthly Annuity Payments .....................................    31
      Annuity Options ....................................................    31
IX. FEDERAL TAX MATTERS ..................................................    33
   INTRODUCTION ..........................................................    33
   OUR TAX STATUS ........................................................    33
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    33
   NON-QUALIFIED CONTRACTS ...............................................    33
      Undistributed Gains ................................................    33
      Taxation of Annuity Payments .......................................    33
      Surrenders, Withdrawals and Death Benefits .........................    34
      Taxation of Death Benefit Proceeds .................................    34
      Penalty Tax on Premature Distributions .............................    35
      Puerto Rico Non-Qualified Contracts ................................    35
      Diversification Requirements .......................................    35
   QUALIFIED CONTRACTS ...................................................    36
      Penalty Tax on Premature Distributions .............................    36
      Tax-Free Rollovers .................................................    37
      Loans ..............................................................    38
      Puerto Rico Contracts Issued to Fund Retirement Plans ..............    38
   SEE YOUR OWN TAX ADVISER ..............................................    38
X. OTHER INFORMATION .....................................................    39
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY ............................    39
   PERFORMANCE INFORMATION ...............................................    39
   REPORTS ...............................................................    39
   VOTING PRIVILEGES .....................................................    40
   VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES ...................    40
   DISTRIBUTION OF CONTRACTS .............................................    40

   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .........................    41
APPENDIX A: DETAILS ABOUT FIXED INVESTMENT OPTIONS .......................   A-1
APPENDIX B: EXAMPLE OF WITHDRAWAL CHARGE .................................   B-1
APPENDIX C: OPTIONAL DEATH BENEFITS ......................................   C-1
APPENDIX D: QUALIFIED PLAN TYPES .........................................   D-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ...............................   U-1

We provide additional information about the Contracts and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and it incorporate herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Statement of Additional Information
Table of Contents

                                               page of SAI
                                              ------------
Distribution ..............................         3
Calculation of Performance Data ...........         3
Other Performance Information .............         4
Calculation of Annuity Payments ...........         4
Additional Information About Determining
Unit Values ...............................         6
Purchases and Redemptions of Fund Shares ..         6
The Account ...............................         7
Delay of Certain Payments .................         7
Liability for Telephone Transfers .........         7
Voting Privileges .........................         7
Legal and Regulatory Matters ..............         8
Financial Statements ......................         9

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Annuity Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress Street Boston, MA 02210-2805.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.

CONTRACT: The variable annuity contracts described by this Prospectus.

CONTRACT VALUE: At any time before the Maturity Date, the total value of your Contract equals:

     -    the total amount you invested,

     -    minus all charges we deduct,

     -    minus all withdrawals you have made,

     - plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a Fixed Investment Option,

     - plus or minus each Variable Investment Option's positive or negative investment return that we credit daily to any of your Contract's value while it is in that option, and

     - plus the interest we credit to any of your Contract's value while it is in a Fixed Investment Option.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

FUND: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

GENERAL ACCOUNT: All of our assets other than assets in the Separate Account or in any other separate account that we may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract on the Maturity Date.

PROSPECTUS: This Prospectus that describes interests in a Contract.

PURCHASE PAYMENT: An amount paid by a Contract Owner to us as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A Retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H. A separate account is a segregated account of a company that is not commingled with the general assets and obligations of that company.

SUB-ACCOUNT: A sub-account of the Separate Account. Each Sub-Account invests in shares of a specific Fund.

SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option which corresponds to a Sub-Account of the Separate Account that invests in shares of a specific Fund.

                                  II. Overview

This is the Prospectus - not the Contract. The Prospectus simplifies many Contract provisions to better communicate the Contract's essential features. Your rights and obligations under a Contract will be determined by the language of the Contract itself. On request, we will provide the form of Contract for you to review. Please read your Contract and keep it for future reference.

The Contracts described in this Prospectus are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you buy a Contract or exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about other products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. Not all Variable Investment Options are available to all Contracts. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Fund of the John Hancock Trust or in a corresponding Fund of M Fund, Inc (we refer to the John Hancock Trust and M Fund, Inc. as the "Series Funds.") The Series Funds are so-called "series" type mutual funds registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Fund of the applicable Series Fund. Each of the Funds is separately managed and has its own investment objective and strategies. The applicable Series Fund's prospectus contains detailed information about its Funds. Be sure to read that Series Fund's prospectus before selecting any of its corresponding Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment."

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you were issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

The Contracts are not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are NOT available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A REVOLUTION VALUE CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AS WELL AS THE CHARGES YOU WILL PAY WHEN YOU SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(1)               REVOLUTION VALUE
--------------------------------------             --------------------
Maximum Withdrawal Charge
   (as % of amount withdrawn or surrendered) (2)   7% for the 1st year
                                                   6% for the 2nd year
                                                   5% for the 3rd year
                                                   4% for the 4th year
                                                   3% for the 5th year
                                                   2% for the 6 th year
                                                   1% for the 7th year
                                                      0% thereafter
Maximum transfer charge(3)                                  $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                                    REVOLUTION VALUE
                                                    VARIABLE ANNUITY
                                                    ----------------
Maximum Annual Contract Fee(4)                             $50
Current Annual Contract Fee(5)                             $30

SEPARATE ACCOUNT ANNUAL EXPENSES
   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (6)
Asset-Based Charge                                        1.25%

OPTIONAL BENEFIT RIDER CHARGES
   (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL
   VALUE UNLESS OTHERWISE STATED) (7)
Accumulated Value Enhancement
("CARESolutions Plus") Rider (as a percentage of     Maximum: 1.00%
   your initial Purchase Payment)(8)                 Current: 0.35%
Earnings Enhancement ("Beneficiary Tax Relief")
   Death Benefit Rider                                    0.25%
Enhanced Death Benefit Rider (9)                          0.25%
Guaranteed Retirement Income Benefit Rider(10)            0.30%
Waiver of Withdrawal Charge ("CARESolutions")
   Rider(11)                                              0.10%

(4) This charge is not currently imposed, and would only apply to Revolution Value Contracts of less than $50,000.

(5) This charge applies only to Revolution Value Variable Annuity Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options or in the guarantee rate account under our dollar-cost averaging value program.

(7) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(8) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(9) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(10) This Rider is not available for Contracts issued after April 30, 2004.

(11) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.

TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM   MAXIMUM
------------------------------------                    -------   -------
Range of expenses that are deducted from Fund assets,
   including management fees and other expenses          0.25%     1.15%

EXAMPLES

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

The first example assumes that you invest $10,000 in a Contract with the following optional benefit Riders: Waiver of Withdrawal Charge Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - maximum Fund-level total operating expenses

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
If you surrender the Contract at the end
   of the applicable time period:           $1,064    $1,757    $2,461    $4,444
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                             $  434    $1,308    $2,192    $4,444

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - minimum Fund-level total operating expenses

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
If you surrender the Contract at the end
   of the applicable time period:            $784      $925     $1092     $1,808
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                              $154      $479     $ 827     $1,808

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                                                                ACQUIRED
                                                                                FUND FEES      TOTAL       CONTRACTUAL       NET
                                        MANAGEMENT                   OTHER         AND       OPERATING       EXPENSE      OPERATING
FUNDS                                      FEES      12B-1 FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
-----                                   ----------   ----------   -----------   ---------   -----------   -------------   ---------
500 INDEX B(3)                             0.46%        0.00%        0.03%        0.00%        0.49%          0.24%         0.25%
ACTIVE BOND                                0.60%        0.00%        0.04%        0.00%        0.64%          0.00%         0.64%
BLUE CHIP GROWTH(4)                        0.81%        0.00%        0.02%        0.00%        0.83%          0.00%         0.83%
BOND INDEX B(3)                            0.47%        0.00%        0.06%        0.00%        0.53%          0.28%         0.25%
CAPITAL APPRECIATION                       0.75%        0.00%        0.03%        0.00%        0.78%          0.00%         0.78%
EQUITY-INCOME(4)                           0.81%        0.00%        0.03%        0.00%        0.84%          0.00%         0.84%
FINANCIAL SERVICES                         0.82%        0.00%        0.04%        0.00%        0.86%          0.00%         0.86%
GLOBAL BOND                                0.70%        0.00%        0.10%        0.00%        0.80%          0.00%         0.80%
GROWTH & INCOME                            0.67%        0.00%        0.01%        0.00%        0.68%          0.00%         0.68%
HEALTH SCIENCES(4)                         1.05%        0.00%        0.09%        0.00%        1.14%          0.00%         1.14%
HIGH YIELD                                 0.66%        0.00%        0.05%        0.00%        0.71%          0.00%         0.71%
INTERNATIONAL EQUITY INDEX B(3)            0.53%        0.00%        0.04%        0.01%        0.58%          0.23%         0.35%
MANAGED                                    0.69%        0.00%        0.03%        0.00%        0.72%          0.00%         0.72%
MID CAP INDEX                              0.48%        0.00%        0.04%        0.00%        0.52%          0.00%         0.52%
MID CAP STOCK                              0.84%        0.00%        0.04%        0.00%        0.88%          0.00%         0.88%
MID VALUE(4)                               0.98%        0.00%        0.08%        0.00%        1.06%          0.00%         1.06%
MONEY MARKET B(3)                          0.50%        0.00%        0.01%        0.00%        0.51%          0.23%         0.28%
OVERSEAS EQUITY(5)                         0.99%        0.00%        0.13%        0.00%        1.12%          0.00%         1.12%

                                                                                ACQUIRED
                                                                                FUND FEES      TOTAL       CONTRACTUAL       NET
                                        MANAGEMENT                   OTHER         AND       OPERATING       EXPENSE      OPERATING
FUNDS                                      FEES      12B-1 FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
-----                                   ----------   ----------   -----------   ---------   -----------   -------------   ---------
REAL ESTATE SECURITIES                     0.70%        0.00%        0.03%        0.00%        0.73%          0.00%         0.73%

SHORT-TERM BOND                            0.58%        0.00%        0.04%        0.00%        0.62%          0.00%         0.62%
SMALL CAP GROWTH                           1.07%        0.00%        0.08%        0.00%        1.15%          0.00%         1.15%
SMALL CAP INDEX                            0.48%        0.00%        0.04%        0.00%        0.52%          0.00%         0.52%
SMALL CAP VALUE                            1.06%        0.00%        0.05%        0.00%        1.11%          0.00%         1.11%
TOTAL RETURN                               0.70%        0.00%        0.06%        0.00%        0.76%          0.00%         0.76%
TOTAL STOCK MARKET INDEX                   0.49%        0.00%        0.03%        0.00%        0.52%          0.00%         0.52%

M FUND, INC.:
BRANDES INTERNATIONAL EQUITY FUND(6)       0.68%          --         0.20%          --         0.88%            --          0.88%
BUSINESS OPPORTUNITY VALUE FUND(6)         0.64%          --         0.30%          --         0.94%          0.05%         0.89%
FRONTIER CAPITAL APPRECIATION FUND(6)      0.90%          --         0.18%          --         1.08%            --          1.08%
TURNER CORE GROWTH FUND(6)                 0.45%          --         0.20%          --         0.65%            --          0.65%

FOOTNOTES TO EXPENSE TABLE:

(1) The Adviser has voluntarily agreed to limit Other Expenses as described under "Management of JHT -- Advisory Fee Waivers and Expense
     Reimbursements." The Adviser may terminate this limitation at any time upon notice to JHT.

(2) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(3) JHT sells shares of these Funds only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each Fund is subject to an expense cap pursuant to an agreement between JHT and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Fund) in an amount so that the rate of the Fund's "Net Operating Expenses" does not exceed the rate noted in the table above under "Net Operating Expenses." A Fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Fund will remain in effect until May 1, 2008 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(4) The Adviser has voluntarily agreed to waive a portion of its advisory fee for each of these T. Rowe Price subadvised funds as described under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." The Adviser may terminate this waiver at any time upon notice to JHT.

(5) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2006 had the new rates been in effect for the whole year.

(6) For the period from May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized daily average net assets. Prior to May 1, 2007, the Adviser had contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized daily average net assets.

                              IV. Basic Information

WHAT IS THE CONTRACT?

The Contract is a deferred purchase payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you were issued and not to the master group contract.

WHO OWNS THE CONTRACT?

That's up to you. Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each subsequent Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Purchase Payments to keep the Contract in force.

MINIMUM INITIAL    MINIMUM SUBSEQUENT   MINIMUM DIRECT DEPOSIT
PURCHASE PAYMENT    PURCHASE PAYMENT      SUBSEQUENT PAYMENT
----------------   ------------------   ----------------------
     $5,000               $200                   $100

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or got your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Additional Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date. However,

                                   YOU MAY NOT MAKE ANY PURCHASE PAYMENTS
IF YOUR CONTRACT IS USED TO FUND       AFTER THE ANNUITANT REACHES AGE
--------------------------------   --------------------------------------
A Qualified Plan                                 70 1/2 (1)
A Non Qualified Plan                             85

(1)  except for a Roth IRA, which has no age limit.

Ways to Make Additional Purchase Payments.

Additional Purchase Payments made by check or money order should be:

     -    drawn on a U.S. bank;

     -    drawn in U.S. dollars; and

     -    made payable to "John Hancock" and sent to the Annuities Service
          Center.

We credit any additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern Time. If we receive an additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire.

You may transmit additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

Prior to a Contract's Maturity Date, the amount you've invested in any Variable Investment Option will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the Contract. These charges reduce your investment performance and the amount we credit to your Contract in any Variable Investment Option. We describe these charges below under "What Fees and Charges will be Deducted From My Contract?".

Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")".

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased the Contract. These variations will be reflected in your Contract or in endorsements attached to your Contract.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time or over the life of your Contract.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

It is also our current practice to approve transfers to a Fixed Investment Option, if available under your Contract, after the end of the 10th Contract Year. We reserve the right to terminate this practice at any time.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one Variable Investment Option or Fixed Investment Option in any Contract Year is $1,000,000.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a Fixed Investment Option may, however, incur a market value adjustment - either positive or negative).

WE HAVE ADOPTED A POLICY AND PROCEDURES TO RESTRICT FREQUENT TRANSFERS OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS.

Variable investment options in variable annuity products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the variable investment option's corresponding fund to increased portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding fund manager's ability to effectively manage such corresponding fund's investment portfolio in accordance with the its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Fund are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs; or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Funds and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Funds may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options to and from which assets are being transferred; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern Time. If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Facsimile Transactions

If you complete a special authorization form, you can request transfers among Investment Options and changes of allocation among Investment Options simply by telephoning or by faxing us at the Annuities Service Center. Any fax request should include your name, daytime telephone number, Contract number and, in the case of transfers and changes of allocation, the names of the Investment Options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this Prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any Owners who we feel are abusing the privilege to the detriment of other Owners.

Electronic Information

You may access information about your Contract through our website, www.jhannuities.com. In order to do so, you will be required to create an account with a username and password, and maintain a valid e-mail address. You are responsible for keeping your password confidential and must notify us of any loss or theft of your password, or any unauthorized use of your password.

Dollar Cost Averaging Programs

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

     -    the amount of each transfer must equal at least $100;

     - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    you may discontinue the program at any time;

     - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

     - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend, modify or terminate the program at any time.

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

     -    that your deposit should be allocated to this program; and

     -    the Variable Investment Options to which assets will be transferred;
          and

     - the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

Strategic Rebalancing Program

This program automatically re-sets the percentage of your account value allocated to the Variable Investment Options. Over time, the variations in the investment results for each Variable Investment Option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these Variable Investment Options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a Variable Investment Option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a Variable Investment Option with relatively lower current investment performance to one with relatively higher current investment performance.

This program can be elected by sending the appropriate form to the Annuities Service Center. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

The Fixed Investment Options do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Funds' prospectuses.

Asset-Based Charges

We deduct Separate Account expenses daily to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                                    PREMIUM TAX RATE
                     ---------------------------------------------
STATE OR TERRITORY   QUALIFIED CONTRACTS   NON-QUALIFIED CONTRACTS
------------------   -------------------   -----------------------
CA                          0.50%                  2.35%
GUAM                        4.00%                  4.00%
ME(1)                       0.00%                  2.00%
NV                          0.00%                  3.50%
PR                          3.00%                  3.00%
SD(A)                       0.00%                  1.25%(2)
WV                          1.00%                  1.00%
WY                          0.00%                  1.00%

(1)  We pay premium tax upon receipt of Purchase Payment.

(2)  0.80% on Purchase Payments in excess of $500,000.

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load". The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments as shown below.

Maximum Withdrawal Charge                   7% for the 1st year
(as % of amount withdrawn or surrendered)   6% for the 2nd year
                                            5% for the 3rd year
                                            4% for the 4th year
                                            3% for the 5th year
                                            2% for the 6th year
                                            1% for the 7th year
                                               0% thereafter

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

FREE WITHDRAWAL AMOUNTS: If you have any profit in your Contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any profit (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

HERE'S HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

     - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

     - on certain withdrawals if you have elected a Rider that waives the withdrawal charge; and

     - on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

HOW AN MVA AFFECTS THE WITHDRAWAL CHARGE: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE
UNLESS OTHERWISE STATED) (1)
--------------------------------------------------------------------------------
Accumulated Value Enhancement                                 Maximum: 1.00%
("CARESolutions Plus") Rider                                  Current: 0.35%
   as a percentage of your initial Purchase Payment)(2)
Earnings Enhancement ("Beneficiary Tax Relief") Death
   Benefit Rider                                                   0.25%
Enhanced Death Benefit Rider (3)                                   0.25%
Guaranteed Retirement Income Benefit Rider(4)                      0.30%
Waiver of Withdrawal Charge ("CARESolutions") Rider(5)             0.10%

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(2) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(3) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(4)  This Rider is not available for Contracts issued after April 30, 2004.

(5) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

     -    surrender your Contract for a cash payment of its "Surrender Value;"
          or

     -    make a partial withdrawal of the Surrender Value.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax, withdrawal charges. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix D: "Qualified Plan Types").

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Without our prior approval, you may not make a partial withdrawal:

     -    for an amount less than $100; or

     - if the remaining total value of your Contract would be less than $1,000.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $100,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Waiver of Withdrawal Charge Rider

You may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The "covered persons" under the Rider are the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, the "covered persons" are the Annuitant and the Annuitant's spouse.

Under this Rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

     - a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;

     - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

     - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. In FL, the Rider does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge Rider in FL does provide benefits if a "covered person" satisfies the three conditions listed above, subject to the terms and conditions of this benefit.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years (79 for Contracts issued in NY) or
(2) in most states, if either of the covered persons was confined to a nursing home within the two years preceding your application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract's Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as "CARESolutions".

If you purchased this Rider:

     - you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors; and

     - you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the total value of your Contract. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?" The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

     -    The amount of each systematic withdrawal must equal at least $100;

     - If the amount of each withdrawal drops below $100 or the total value of your Contract becomes less than $5,000, we will suspend the plan and notify you;

     -    You may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Death Benefits - In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

     - If the Contract's designated Beneficiary is your surviving spouse, your spouse may continue the Contract in force as the Owner. In that case:

     - we will not pay a death benefit but the total value of your Contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

     - your spouse may elect to add or continue any optional death benefit Riders under his or her name, subject to our then current underwriting standards and the deduction of Rider charges at our then current rates. For purposes of calculating the amount of your spouse's death benefit, we will treat the total value of your Contract (including any step-up in value) as the initial premium and the date the Rider is added or continued as the Rider's date of issue.

     - under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.

     - If the Beneficiary is not your surviving spouse OR if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

     -    paid out in full within five years of your death; or

     - applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the "entire interest" equals:

     - the Surrender Value if paid out in full within five years of your death, or

     - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN. Any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

DEATH BENEFITS FOLLOWING DEATH OF ANNUITANT. Our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

     - If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner's death and the Annuitant's death.

     - If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

     - If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the Annuitant's death.

     - If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

STANDARD DEATH BENEFIT. The standard death benefit under the Contracts is the greater of:

     - the total value of your Contract, adjusted by any then-applicable market value adjustment; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

ENHANCED DEATH BENEFIT RIDERS. We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered an "Enhanced" Death Benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an "Earnings Enhancement" Death Benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The "Earnings Enhancement" Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans.

We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Values.

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

     -    proof of death before the Contract's date of maturity; and

     -    any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless

     - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

     - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options".

WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED A
CONTRACT?

Accumulated Value Enhancement Benefit

Under this Rider, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):

     - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; AND

     -    is receiving certain qualified services described in the Rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.

You could elect this Rider only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity Contracts issued by JHLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract).

You could not elect this Rider unless you have also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.

If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may be referred to as "CARESolutions Plus." The Rider was not available in FL, ND, NY and OR.

You should carefully review the tax considerations for optional benefit Riders under "IX. Federal Tax Matters" in this Prospectus.

Guaranteed Retirement Income Benefit

(APPLICABLE ONLY TO CONTRACTS ISSUED BEFORE MAY 1, 2004 THAT MAY HAVE BEEN ISSUED WITH THE GUARANTEED RETIREMENT INCOME BENEFIT RIDER) Under this Rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

     - The Maturity Date must be within the 30 day period following a Contract anniversary.

     - If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

     - If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity Options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken.

The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to JHLICO or to the JHLICO representative who delivered the Contract to you.

In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, adjusted by any then- applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you would have paid. The date of cancellation would have been the date we received the Contract.

       V. General Information about Us, the Separate Account and the Funds

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We also have an Annuities Service office at 601 Congress Street, Boston, Massachusetts 02210-2805. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.

Our financial ratings are as follows:

     AAA Standard & Poor's

     Extremely strong financial security characteristics; 1st category of 21

     A++ A.M. Best

     Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch

     Very strong capacity to meet policyholder and Contract obligations; 2nd category of 24

     Aa2 Moody's

     Excellent in financial strength; 3rd category of 21

These ratings are current as of the date of this Prospectus and are subject to change. They are assigned as a measure of our ability to honor any guarantees provided by the Contract, but not specifically to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in the Separate Account or any Fund.

THE SEPARATE ACCOUNT

You do not invest directly in the Funds made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through John Hancock Variable Annuity Account H ("Separate Account"). We hold the Fund's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Fund).

The Company established John Hancock Variable Annuity Account H under Massachusetts law. The Separate Account's assets, including the Funds' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE FUNDS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Fund of John Hancock Trust or in shares of a corresponding Fund of M Fund, Inc.

THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.

Investment Management

The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Fund or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Fund Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The John Hancock Trust and M Fund, Inc. are each a so-called "series" type mutual fund and each is registered under the 1940 Act as an open-end management investment company.

The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.45% of assets may be made by a Fund's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Fee Table. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.

Fund Investment Objective and Strategies

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)

CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust         Seeks long-term capital appreciation. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in equity securities of a diversified
                                 mix of large established and medium-sized
                                 foreign companies located primarily in
                                 developed countries (outside of the U.S.) and,
                                 to a lesser extent, in emerging markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust      Seeks growth of capital. To do this, the Fund
                                 invests at least 80% of its net assets in
                                 companies that are principally engaged in
                                 financial services.

DECLARATION MANAGEMENT &
RESEARCH LLC
   Active Bond Trust(1)          Seeks income and capital appreciation. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in a diversified mix of debt securities
                                 and instruments with maturity durations of
                                 approximately 4 to 6 years.

   Bond Index Trust B            Seeks to track the performance of the Lehman
                                 Brothers Aggregate Bond Index(2) (which
                                 represents the U.S. investment grade bond
                                 market). To do this, the Funds will invest at
                                 least 80% of their net assets in securities
                                 listed in the Lehman Brothers Aggregate Bond
                                 Index.(2)

   Short-Term Bond Trust         Seeks income and capital appreciation. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in a diversified mix of debt securities
                                 and instruments with an average credit quality
                                 rating of "A" or "AA" and a weighted average
                                 effective maturity between one and three years,
                                 and no more than 15% of the Fund's net assets
                                 will be invested in high yield bonds.

DEUTSCHE INVESTMENT MANAGEMENT
AMERICAS INC. ("DIMA")
   Real Estate Securities        Seeks to achieve a combination of long-term
   Trust                         capital appreciation and current income. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in equity securities of REITs and real
                                 estate companies.

GRANTHAM, MAYO, VAN OTTERLOO &
CO. LLC
   Managed Trust(3)              Seeks income and long-term capital
                                 appreciation. To do this, the Fund invests
                                 primarily in a diversified mix of common stocks
                                 of large capitalization U.S. companies and
                                 bonds with an overall intermediate term average
                                 maturity.

INDEPENDENCE INVESTMENT LLC
   Growth & Income Trust         Seeks income and long-term capital
   (formerly, Growth & Income    appreciation. To do this, the Fund invests at
   II Trust)                     least 65% of its total assets in a diversified
                                 mix of common stocks of large U.S. companies
                                 that have improving fundamentals and attractive
                                 valuations.

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust    Seeks long-term growth of capital. To do this,
                                 the Fund invests at least 65% of its total
                                 assets in equity and equity-related securities
                                 of companies that exceed $1 billion in market
                                 capitalization and have above-average growth
                                 prospects.

MFC GLOBAL INVESTMENT
MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust B             Seeks to approximate the aggregate total return
                                 of abroad U.S. domestic equity market index. To
                                 do this, the Fund invests at least 80% of its
                                 net assets in the common stocks in the S&P 500
                                 Index(4) and securities that as a group will
                                 behave in a manner similar to the index.

   Mid Cap Index Trust           Seeks to approximate the aggregate total return
                                 of a mid cap U.S. domestic equity market index.
                                 To do this, the Fund invests at least 80% of
                                 its net assets in the common stocks in the S&P
                                 Mid Cap 400 Index(4) and securities that as a
                                 group behave in a manner similar to the index.

   Money Market Trust B          Seeks to obtain maximum current income
                                 consistent with preservation of principal and
                                 liquidity. To do this, the Funds invest in high
                                 quality, U.S. dollar denominated money market
                                 instruments.

   Small Cap Index Trust         Seeks to approximate the aggregate total return
                                 of as mall cap U.S. domestic equity market
                                 index. To do this, the Fund invests at least
                                 80% of its net assets in the common stocks in
                                 the Russell 2000 Index(5) and securities that
                                 as a group behave in a manner similar to the
                                 index.

   Total Stock Market Index      Seeks to approximate the aggregate total return
   Trust                         of abroad U.S. domestic equity market index. To
                                 do this, the Fund invests at least 80% of its
                                 net assets in the common stocks in the Dow
                                 Jones Wilshire 5000 Index(6) and securities
                                 that as a group will behave in a manner similar
                                 to the index.

PACIFIC INVESTMENT MANAGEMENT
COMPANY LLC
   Global Bond Trust             Seeks maximum total return, consistent with
                                 preservation of capital and prudent investment
                                 management. To do this, the Fund invests at
                                 least 80% of its net assets in fixed income
                                 instruments, futures contracts (including
                                 related options) with respect to such
                                 securities and options on such securities.

   Total Return Trust            Seeks maximum total return, consistent with
                                 preservation of capital and prudent investment
                                 management. To do this, the Fund invests at
                                 least 65% of its total assets in a diversified
                                 fund of fixed income instruments of varying
                                 maturities.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index    Seeks to track the performance of abroad-based
   Trust B                       equity index of foreign companies primarily in
                                 developed countries and, to a lesser extent, in
                                 emerging market countries. To do this, the Fund
                                 invests at least 80% of its assets in
                                 securities listed in the Morgan Stanley Capital
                                 International All CountryWorld Excluding U.S.
                                 Index.(7)

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust        Seeks to provide long-term growth of capital.
                                 Current income is a secondary objective. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in the common stocks of large and
                                 medium-sized blue chip growth companies that
                                 are well established in their industries.

   Equity-Income Trust           Seeks to provide substantial dividend income
                                 and also long-term capital appreciation. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in equity securities, with 65% in common
                                 stocks of well-established companies paying
                                 above-average dividends.

   Health Sciences Trust         Seeks long-term capital appreciation. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in common stocks of companies engaged in
                                 the research, development, production, or
                                 distribution of products or services related to
                                 health care, medicine, or the life sciences.

   Mid Value Trust               Seek long-term capital appreciation. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in a diversified mix of common stocks of
                                 mid size U.S. companies that are believed to be
                                 undervalued by various measures and offer good
                                 prospects for capital appreciation.

WELLINGTON MANAGEMENT COMPANY,
LLP
   Mid Cap Stock Trust           Seeks long-term growth of capital. To do this,
                                 the Fund invests at least 80% of its net assets
                                 in equity securities of medium-sized companies
                                 with significant capital appreciation
                                 potential.

   Small Cap Growth Trust        Seeks long-term capital appreciation. To do
                                 this, the Fund will invest at least 80% of its
                                 net assets in small-cap companies that are
                                 believed to offer above-average potential for
                                 growth in revenues and earnings.

   Small Cap Value Trust         Seeks long-term capital appreciation. To do
                                 this, the Fund will invest at least 80% of its
                                 net assets in small-cap companies that are
                                 believed to be undervalued.

WESTERN ASSET MANAGEMENT
COMPANY
   High Yield Trust              Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk. To do this,
                                 the Fund invests at least 80% of its net assets
                                 in high yield securities, including corporate
                                 bonds, preferred stocks and U.S. Government and
                                 foreign securities.

                                  M FUND, INC.
         (We show the Fund's manager in bold above the name of the Fund)

BRANDES INVESTMENT PARTNERS,
LLC
   Brandes International         Seeks long-term capital appreciation through
   Equity Fund(8)                investment in equity securities of foreign
                                 issuers, including common stocks, and
                                 securities that are convertible into common
                                 stocks.

IRIDIAN ASSET MANAGEMENT LLC
   Business Opportunity Value    Seeks long-term capital appreciation through
   Fund(8)                       investment primarily in equity securities of
                                 U.S. issuers in the large-to-medium
                                 capitalization segment of the U.S. stock
                                 market.

FRONTIER CAPITAL MANAGEMENT
COMPANY, LLC
   Frontier Capital              Seeks maximum capital appreciation through
   Appreciation Fund (8)         investment in common stock of U.S. companies of
                                 all states, with emphasis on stocks with
                                 capitalizations consistent with those of
                                 companies found in the Russell 2500 Index.

TURNER INVESTMENT PARTNERS,
INC.
   Turner Core Growth Fund (8)   Seeks long-term capital appreciation through
                                 investment mainly in common stocks of U.S.
                                 companies that have strong earnings-growth
                                 potential.

(1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC.

(2) Lehman Brothers provides the Lehman Brothers Global Aggregate Index. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Lehman Brothers, nor does it make any representation regarding the advisability of investing in the Trust.

(3) The Managed Trust is subadvised by Grantham, Mayo, Van Otterloo & Co. LLC and Declaration Management & Research LLC.

(4) "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Standard & Poor's(R) was from $1.42 billion to $410.66 billion; for the Standard & Poor's 500(R) $1.42 billion to $410.66 billion and; for the S&P Mid Cap 400(R) $590 million to $12.5 billion.

(5) Russell 2000(R) is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Russell 2000(R) was from $38 million to $3.75 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Wilshire 5000 was from $38 million to $410.66 billion.

(7) MSCI All Country World ex-US IndexSM is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2007 the mid cap range was from $37 million to $244.4 billion.

(8) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

                 VI. Information About Fixed Investment Options

IN GENERAL

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, other than the DCA account used with our dollar cost-averaging value program, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belongs to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to a Money Market Variable Investment Option under your Contract, unless you elect to:

     -    withdraw all or a portion of any such amount from the Contract;

     - allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

     - allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your Maturity Date will automatically be changed to the Annuitant's 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.


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Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option (other than the DCA rate account used with our dollar cost-averaging value program) prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     - death benefits pursuant to your Contract (not applicable to Contracts issued in NY);

     -    amounts you apply to an Annuity Option; and

     -    amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro-rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

     - the guaranteed rate of the Fixed Investment Option from which the assets are being taken WITH

     - the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on Market Value Adjustments

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.


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                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation unitsERROR! BOOKMARK NOT DEFINED." of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

      value of one accumulation unit for the applicable Variable Investment
                     Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option Valuation Procedures.")

Therefore, at any time prior to the date of maturity, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

         number of accumulation units in the Variable Investment Options

                                      TIMES

      value of one accumulation unit for the applicable Variable Investment
                               Option at that time

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

     - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, MINUS

     - the amount of any withdrawals or transfers paid out of the Fixed Investment Option, MINUS

     - the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

     - the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

     - the amount of any charges and fees deducted from that Fixed Investment Option, PLUS

     - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.


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                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

     - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract ).

Subject to these requirements, you may subsequently change the Maturity Date. The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date, however. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply. (See "IX. Federal Tax Matters").

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to Fixed Investment Options.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period on a fixed basis (discussed under "Annuity Options".)

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.


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

Here's how it works:

     - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value or Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Transfers During the Annuity Period

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to the Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of ANNUITY UNITs being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

     - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

     - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.


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

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both Fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

Option A: "life annuity with 5 years guaranteed" and

Option B: "life annuity without further payment on the death of payee."

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix D of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified

Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Tax-Free Rollovers

If permitted under your plan, you may make a tax-free rollover:

     -    from a traditional IRA to another traditional IRA;

     - from a traditional IRA to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA;

     - between a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and any such plans;

     - from a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and

     - from a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. Beginning in 2007, a beneficiary who is not your surviving spouse may directly roll over the amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

Also effective in 2008, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              X. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record; and

     -    certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax adviser before taking any such action.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    the mortality and expense risk charges;

     -    the annual Contract fee; and

     - any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current Yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Funds.

VOTING PRIVILEGES

At meetings of the Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment,

     -    the size of the group or class,

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted,

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract of the Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We do not expect the compensation we pay to broker-dealers (including Signator) and financial institutions to exceed 8.0% of Purchase Payments (on a present value basis) for sales and servicing of the Contracts described in this Prospectus. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, and the financial statements of John Hancock Variable Annuity Account H at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

               APPENDIX A: Details About Fixed Investment Options

INVESTMENTS THAT SUPPORT OUR FIXED INVESTMENT OPTIONS

We back our obligations under the Fixed Investment Options with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     -    corporate bonds;

     -    mortgages;

     -    mortgage-backed and asset-backed securities; and

     -    government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

NO FIXED INVESTMENT OPTIONS OR MARKET VALUE ADJUSTMENTS IN OR AND WA CONTRACTS

Fixed Investment Options are NOT available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a "market value adjustment" or "MVA" to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

     -    receive your Purchase Payment;

     -    effectuate your transfer; or

     -    renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                              N
                                             ---
                              (    1 + G    ) 12
                              (-------------)    - 1
                              (1 + C + 0.005)

where:

G is the guaranteed rate in effect for the current Fixed Investment Option,

C is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

N is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

For Contracts issued in FL and NY, we use the following formula instead:

                                             N
                                            ---
                            (     1 + G    ) 12
                            (--------------)    - 1
                            (1 + C + 0.0025)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Maximum positive adjustment: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

                          [                    36    ]
                          [                   ---    ]
                          [(     1 + 0.04    ) 12    ]
                 10,816 X [(-----------------)    - 1] = 157.51
                          [(1 + 0.03 + 0.005)        ]

Amount withdrawn or transferred (adjusted for market value adjustment):
$10,816+ $157.51 = $10,973.51

For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

                          [                    36    ]
                          [                   ---    ]
                          [(    1 + 0.035    ) 12    ]
                 10,712 X [(-----------------)    - 1] = $78.00
                          [(1 + 0.03 + 0.0025)       ]

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   5.5%
Remaining guarantee period (n)                 36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

                          [                    36    ]
                          [                   ---    ]
                          [(    1 + 0.05     ) 12    ]
                 11,025 X [(-----------------)    - 1] = -309.09
                          [(1 + 0.055 + 0.005)       ]

Amount withdrawn or transferred (adjusted for market value adjustment):
$11,025- $309.09 = $10,715.91

For Contracts issued in FL and NY, we would use the following equation instead:

                         [                     36    ]
                         [                    ---    ]
                         [(     1 + 0.05     ) 12    ]
                11,025 X [(------------------)    - 1] = $232.92
                         [(1 + 0.055 + 0.0025)       ]

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Existing guarantee period                      5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

                          [                   36    ]
                          [                  ---    ]
                          [(    1 + 0.05    ) 12    ]
                 11,025 X [(----------------)    - 1] = 486.33
                          [(1 + 0.03 + 0.005)       ]

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment):
$11,025+ $416 = $11,441.

For Contracts issued in FL and NY, we would use the following equation instead:

                          [                    36    ]
                          [                   ---    ]
                          [(    1 + 0.05     ) 12    ]
                 11,025 X [(-----------------)    - 1] = $570.15
                          [(1 + 0.03 + 0.0025)       ]

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   7%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

                         [                   36    ]
                         [                  ---    ]
                         [(    1 + 0.04    ) 12    ]
                10,816 X [(----------------)    - 1] = -1,022.42
                         [(1 + 0.07 + 0.005)       ]

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment):
$10,816- $207 = $10,609

For Contracts issued in FL and NY, we would use the following equation instead:

                          [                    36    ]
                          [                   ---    ]
                          [(    1 + 0.04     ) 12    ]
                 10,816 X [(-----------------)    - 1] = -$953.78
                          [(1 + 0.07 + 0.0025)       ]

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

                                   ----------

* All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                    APPENDIX B: Example of Withdrawal Charge

ASSUME THE FOLLOWING FACTS:

On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

On January 1, 2002, you make a $1,000 Purchase Payment.

On January 1, 2003, you make a $1,000 Purchase Payment.

On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your Contract.

     $7,000.00   -- withdrawal request payable to you
     +  289.36   -- withdrawal charge payable to us
     ---------
     $7,289.36   -- total amount withdrawn from your Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

(1) We FIRST distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of premiums you have paid) under the free withdrawal provision.

(2) Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

     $5,000
     -  200   -- free withdrawal amount (payable to you)
     ------
     $4,800
     x  .04
     ------
     $  192   -- withdrawal charge on 2001 Purchase Payment (payable to us)

     $4,800
     -  192
     ------
     $4,608   -- part of withdrawal request payable to you

(3) We NEXT deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

     $1,000
     x  .05
     ------
     $   50   -- withdrawal charge on 2002 Purchase Payment (payable to us)

     $1,000
     -   50
     ------
     $  950   -- part of withdrawal request payable to you

(4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

     $7,000   -- total withdrawal amount requested
     -  500   -- profit
     -  200   -- free withdrawal amount
     -4,608   -- payment deemed from initial Purchase Payment
     -  950   -- payment deemed from 2002 Purchase Payment
     ------
     $  742   -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $742.00     =  x - [.06x]
     $742.00     =  .94x
     $742.00/.94 =  x
     $789.36     =  x
     $789.36     -- deemed withdrawn from 2003 Purchase Payment
     $742.00     -- part of withdrawal request payable to you
     -------
     $ 47.36     -- withdrawal charge on 2003 premium deemed withdrawn
                    (payable to us)

                       APPENDIX C: Optional Death Benefits

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

     -    only if the Rider was available in your state;

     -    only when you applied for the Contract;

     - if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

     - if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

     -    the Contract's Maturity Date; or

     -    upon your surrendering the Contract; or

     - a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death (we explain Contract continuation by a spouse in the "Distributions Following Death of Owner" section).

In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the cover page. If you purchased an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.

ENHANCED DEATH BENEFIT RIDER

Under this benefit, we will pay the greatest of:

     -    the standard death benefit,

     - the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

     - the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit's "measuring period" includes only those Contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The benefit's "measuring life" is:

     - the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

     - the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

     - the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;

     - the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the benefit's measuring life.

The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.

For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract's date of maturity, upon your surrendering the Contract, or upon your written request that we terminate it.

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

You should carefully review the tax considerations for optional benefits on page [#] before selecting this optional benefit.

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER

(not available for Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA.)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchase the benefit. In certain marketing materials, this benefit may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

     - if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death;

     - if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death; but

     - if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments," for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent's death (excluding the initial Purchase Payments).

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO THE YOUR CONTRACT.

Examples of Earnings Death Benefit Calculation

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PURCHASE PAYMENTS

Assume:

You elect the Earnings Enhancement Death Benefit Rider (but not the Enhanced Death Benefit Rider) when you purchased your Contract,

At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial premium of $100,000,

You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total death benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

Assume:

You elect the Earnings Enhancement Death Benefit Rider and the Enhanced Death Benefit Rider when you purchase your Contract,

At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date,

On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,

On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,

We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

CALCULATION OF ENHANCED DEATH BENEFIT

In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total death benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE [#] BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

                        APPENDIX D: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a traditional IRA or another Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that such rollover consists of designated Roth contributions to the rollover.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

     - A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges).

Revolution Value

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
           ACCUMULATION UNIT VALUES- REVOLUTION VALUE VARIABLE ANNUITY

                           YEAR        YEAR        YEAR        YEAR        YEAR         YEAR       YEAR     YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED        ENDED      ENDED     ENDED    ENDED    ENDED
                         12/31/06    12/31/05    12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99 12/31/98 12/31/97
                       ----------- ----------- ----------- ----------- ----------- ----------- ---------- -------- -------- --------
(M-FUND) BRANDES INTERNATIONAL EQUITY - NAV SHARES (units first credited 11-11-2004)

Contracts with no Optional Benefits
Value at Start of Year $     15.53 $     14.23 $     11.62          --          --          --         --       --       --       --
Value at End of Year         19.45       15.53       14.23          --          --          --         --       --       --       --
No. of Units                 9,919       2,669       2,671          --          --          --         --       --       --       --

(M-FUND) BUSINESS OPPORTUNITY VALUE - NAV SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year       12.85       12.07        9.97          --          --          --         --       --       --       --
Value at End of Year         14.45       12.85       12.07          --          --          --         --       --       --       --
No. of Units                   806         806       1,142          --          --          --         --       --       --       --

(M-FUND) FRONTIER CAPITAL APPRECIATION - NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year       12.76       11.23       10.40          --          --          --         --       --       --       --
Value at End of Year         14.67       12.76       11.23          --          --          --         --       --       --       --
No. of Units                 6,581       2,575       2,576          --          --          --         --       --       --       --

(M-FUND) TURNER CORE GROWTH - NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year        7.69        6.84        6.23          --          --          --         --       --       --       --
Value at End of Year          8.24        7.69        6.84          --          --          --         --       --       --       --
No. of Units                 4,525       4,527       4,528          --          --          --         --       --       --       --

500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       19.32       18.70          --          --          --          --         --       --       --       --
Value at End of Year         22.06       19.32          --          --          --          --         --       --       --       --
No. of Units             7,014,730   8,577,496          --          --          --          --         --       --       --       --

ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --          --       11.57       11.00       10.39       10.00         --       --       --       --
Value at End of Year            --          --       11.97       11.57       11.00       10.39         --       --       --       --
No. of Units                    --          --  15,086,910  17,995,519  15,189,574  15,461,461         --       --       --       --

ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       12.13       11.97          --          --          --          --         --       --       --       --
Value at End of Year         12.52       12.13          --          --          --          --         --       --       --       --
No. of Units            10,198,612  12,709,854          --          --          --          --         --       --       --       --

AIM V. I. CAPITAL DEVELOPMENT FUND (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) -
NAV SHARES (units first credited 5-01-2002)

Contracts with no Optional Benefits
Value at Start of Year          --          --        9.93        7.45       10.00          --         --       --       --       --
Value at End of Year            --          --       11.31        9.93        7.45          --         --       --       --       --
No. of Units                    --          --     258,860     197,989      77,719          --         --       --       --       --

AIM V. I. PREMIER EQUITY FUND (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --        7.62        7.29        5.90        8.57        9.92      11.77    10.00       --       --
Value at End of Year            --        7.31        7.62        7.29        5.90        8.57       9.92    11.77       --       --
No. of Units                    --      44,227   6,022,556   7,359,637   5,612,155   7,992,587  3,240,530  232,933       --       --

BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year        7.82        7.41          --          --          --          --         --       --       --       --
Value at End of Year          8.47        7.82          --          --          --          --         --       --       --       --
No. of Units             6,669,200   7,968,724          --          --          --          --         --       --       --       --

Revolution Value

                           YEAR        YEAR        YEAR        YEAR        YEAR         YEAR       YEAR     YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED        ENDED      ENDED     ENDED    ENDED    ENDED
                         12/31/06    12/31/05    12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99 12/31/98 12/31/97
                       ----------- ----------- ----------- ----------- ----------- ----------- ---------- -------- -------- --------
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          -- $     12.57 $     12.28 $     11.31 $     10.63 $     9.63 $   9.65       --       --
Value at End of Year            --          --       12.91       12.57       12.28       11.31      10.63     9.63       --       --
No. of Units                    --          --   5,529,904   6,771,460   7,338,167   6,267,938    728,698   65,027       --       --

BOND INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       13.06       12.91          --          --          --          --         --       --       --       --
Value at End of Year         13.42       13.06          --          --          --          --         --       --       --       --
No. of Units             3,710,299   4,696,334          --          --          --          --         --       --       --       --

CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)

Contracts with no Optional Benefits
Value at Start of Year        3.71          --          --          --          --          --         --       --       --       --
Value at End of Year          3.81          --          --          --          --          --         --       --       --       --
No. of Units             6,237,021          --          --          --          --          --         --       --       --       --

EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
Value at Start of Year          --          --        3.65        2.96        4.43        7.11      10.00       --       --       --
Value at End of Year            --          --        3.70        3.65        2.96        4.43       7.11       --       --       --
No. of Units                    --          --   8,715,120  10,166,215  11,312,152  12,863,731  1,456,523       --       --       --

EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       17.10       13.49       17.58       20.22      22.54    20.31       --       --
Value at End of Year            --          --       18.70       17.10       13.49       17.58      20.22    22.54       --       --
No. of Units                    --          --   4,907,216   5,444,350   5,128,737   6,127,239  1,345,069   96,446       --       --

EQUITY-INCOME - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       14.09       13.30          --          --          --          --         --       --       --       --
Value at End of Year         16.57       14.09          --          --          --          --         --       --       --       --
No. of Units             7,464,485   8,917,483          --          --          --          --         --       --       --       --

FIDELITY VIP CONTRAFUND (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       10.49        8.28        9.25       10.69      11.61    10.00       --       --
Value at End of Year            --          --       11.95       10.49        8.28        9.25      10.69    11.61       --       --
No. of Units                    --          --   5,372,079   5,714,556   5,062,378   6,215,334  2,399,696  258,149       --       --

FIDELITY VIP GROWTH (SHARES MERGED INTO 500 INDEX B EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --        7.76        5.92        8.59       10.57      12.04    10.00       --       --
Value at End of Year            --          --        7.92        7.76        5.92        8.59      10.57    12.04       --       --
No. of Units                    --          --   5,403,697   6,406,445   7,024,465   8,938,569  3,596,153  277,617       --       --

FIDELITY VIP OVERSEAS (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05 -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --        8.62        6.10        7.75        9.97      12.48    10.00       --       --
Value at End of Year            --          --        9.66        8.62        6.10        7.75       9.97    12.48       --       --
No. of Units                    --          --   1,442,156   1,545,599   1,607,988   2,147,090  1,171,210   54,981       --       --

FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       14.43       11.60       14.58       17.90      14.25    10.00       --       --
Value at End of Year            --          --       15.49       14.43       11.60       14.58      17.90    14.25       --       --
No. of Units                    --          --   1,462,636   1,664,719   1,933,358   2,803,334    930,938   72,037       --       --

FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       16.44       15.49          --          --          --          --         --       --       --       --
Value at End of Year         20.00       16.44          --          --          --          --         --       --       --       --
No. of Units             1,017,826   1,185,721          --          --          --          --         --       --       --       --

Revolution Value

                           YEAR        YEAR        YEAR        YEAR        YEAR         YEAR       YEAR     YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED        ENDED      ENDED     ENDED    ENDED    ENDED
                         12/31/06    12/31/05    12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99 12/31/98 12/31/97
                       ----------- ----------- ----------- ----------- ----------- ----------- ---------- -------- -------- --------
FUNDAMENTAL GROWTH FUND (MERGED INTO "LARGE CAP GROWTH" EFF 11-1-04) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --      $ 8.84      $ 6.79 $      9.86 $     14.74 $    15.39 $  10.00       --       --
Value at End of Year            --          --        8.43        8.84        6.79        9.86      14.74    15.39       --       --
No. of Units                    --          --          --   1,229,311   1,303,254   2,129,465  1,326,702   57,042       --       --

FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY INCOME TRUST EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       11.12        8.75       10.73       11.68      10.43    10.00       --       --
Value at End of Year            --          --       12.70       11.12        8.75       10.73      11.68    10.43       --       --
No. of Units                    --          --   4,945,436   3,051,746   3,246,787   3,925,873    425,196   18,040       --       --

FUNDAMENTAL VALUE FUND B (FORMERLY "LARGE CAP VALUE CORE SM")(MERGED INTO FUNDAMENTAL VALUE FUND EFF. 11-1-04) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       10.35        8.13       10.07       10.71      10.31    10.00       --       --
Value at End of Year            --          --       11.08       10.35        8.13       10.07      10.71    10.31       --       --
No. of Units                    --          --          --   2,646,577   2,772,478   3,617,460    629,828   23,034       --       --

GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)

Contracts with no Optional Benefits
Value at Start of Year          --          --       13.85       12.10       10.31       10.60      10.00       --       --       --
Value at End of Year            --          --       15.13       13.85       12.10       10.31      10.60       --       --       --
No. of Units                                --   1,890,998   2,143,905   1,931,853   1,000,829         --       --       --       --

GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       13.86       15.13          --          --          --          --         --       --       --       --
Value at End of Year         14.41       13.86          --          --          --          --         --       --       --       --
No. of Units             1,426,603   1,684,683          --          --          --          --         --       --       --       --

GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) -
NAV SHARES (units first credited 11-01-2000)

Contracts with no Optional Benefits
Value at Start of Year           --         --        6.95        5.66        7.36        8.82      10.00       --       --       --
Value at End of Year             --         --        7.61        6.95        5.66        7.36       8.82       --       --       --
No. of Units                     --         --  26,255,129  29,945,731  27,785,753  32,350,307     26,057       --       --       --

GROWTH & INCOME TRUST (FORMERLY GROWTH & INCOME II) - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year        8.19        7.61          --          --          --          --         --       --       --       --
Value at End of Year          9.12        8.19          --          --          --          --         --       --       --       --
No. of Units            18,518,392  22,326,201          --          --          --          --         --       --       --       --

HEALTH & SCIENCES TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       12.75       10.98          --          --          --          --         --       --       --       --
Value at End of Year         13.65       12.75          --          --          --          --         --       --       --       --
No. of Units               871,942     962,918          --          --          --          --         --       --       --       --

HEALTH SCIENCES FUND (REPLACED BY HEALTH SCIENCES TRUST EFF 4-29-05) -
NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --          --       10.00        7.69        9.73       10.00         --       --       --       --
Value at End of Year            --          --       10.98       10.00        7.69        9.73         --       --       --       --
No. of Units                    --          --   1,031,737   1,128,769     975,311     768,568         --       --       --       --

HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --        9.90        8.60        9.12        9.04      10.27    10.05       --       --
Value at End of Year            --          --       10.57        9.90        8.60        9.12       9.04    10.27       --       --
No. of Units                    --          --   3,126,816   3,567,998   2,563,428   2,743,225    522,500   26,664       --       --

HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       10.84       10.57          --          --          --          --         --       --       --       --
Value at End of Year         11.82       10.84          --          --          --          --         --       --       --       --
No. of Units             2,166,931   2,519,158          --          --          --          --         --       --       --       --

Revolution Value

                           YEAR        YEAR        YEAR        YEAR        YEAR         YEAR       YEAR     YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED        ENDED      ENDED     ENDED    ENDED    ENDED
                         12/31/06    12/31/05    12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99 12/31/98 12/31/97
                       ----------- ----------- ----------- ----------- ----------- ----------- ---------- -------- -------- --------
INTERNATIONAL EQUITY INDEX FUND (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) -
NAV SHARES (units first credited 5-01-2002)

Contracts with no Optional Benefits
Value at Start of Year          --          -- $      9.49 $      6.77 $     10.00          --         --       --       --       --
Value at End of Year            --          --       11.27        9.49        6.77          --         --       --       --       --
No. of Units                    --          --     918,876     819,762     102,021          --         --       --       --       --

INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       13.01       12.50          --          --          --          --         --       --       --       --
Value at End of Year         16.33       13.01          --          --          --          --         --       --       --       --
No. of Units             2,663,162   2,733,050          --          --          --          --         --       --       --       --

JANUS GLOBAL TECHNOLOGY (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) -
NAV SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year          --          --       13.67       10.04          --          --         --       --       --       --
Value at End of Year            --          --       13.58       13.67          --          --         --       --       --       --
No. of Units                    --          --      98,937     121,620          --          --         --       --       --       --

JANUS WORLDWIDE GROWTH (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) -
NAV SHARES (units first credited 11-01-2000)

Contracts with no Optional Benefits
Value at Start of Year          --          --        6.19        5.07        6.90        9.03      10.00       --       --       --
Value at End of Year            --          --        6.39        6.19        5.07        6.90       9.03       --       --       --
No. of Units                    --          --   1,151,570   1,414,950   1,701,986   1,848,378     25,541       --       --       --

LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) -
NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --          --        7.19        5.79        8.13       10.00         --       --       --       --
Value at End of Year            --          --        7.41        7.19        5.79        8.13         --       --       --       --
No. of Units                    --          --   9,053,754   6,575,972   5,166,559   4,989,946         --       --       --       --

LARGE CAP GROWTH FUND B (FORMERLY "LARGE CAP AGGRESSIVE GROWTH")(MERGED INTO LG CAP GROWTH FUND EFF. 11-1-04) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --        7.13        5.48        8.09        9.60      11.97    10.00       --       --
Value at End of Year            --          --        6.81        7.13        5.48        8.09       9.60    11.97       --       --
No. of Units                    --          --          --   2,227,164   2,381,294   3,304,891  1,086,306   76,962       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) -
NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year          --        3.70          --          --          --          --         --       --       --       --
Value at End of Year            --        3.71          --          --          --          --         --       --       --       --
No. of Units                    --   7,510,815          --          --          --          --         --       --       --       --

LARGE CAP VALUE FUND (REPLACED BY EQUITY INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --          --       12.08        9.75       11.38       10.00         --       --       --       --
Value at End of Year            --          --       13.72       12.08        9.75       11.38         --       --       --       --
No. of Units                    --          --   5,407,445   5,427,350   4,601,885   3,438,978         --       --       --       --

MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)

Contracts with no Optional Benefits

Value at Start of Year          --          --        9.41        8.00        9.34        9.73      10.00       --       --       --
Value at End of Year            --          --       10.05        9.41        8.00        9.34       9.73       --       --       --
No. of Units                    --          --  41,346,785  47,780,389  53,880,797  61,363,128    286,432       --       --       --

MANAGED TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       10.19       10.05          --          --          --          --         --       --       --       --
Value at End of Year         10.82       10.19          --          --          --          --         --       --       --       --
No. of Units            26,879,301  34,467,061          --          --          --          --         --       --       --       --

MFS INVESTORS GROWTH STOCK (SHARES MERGED INTO 500 INDEX TRUST EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --        7.46        6.14        8.58       11.45      12.36    10.00       --       --
Value at End of Year            --          --        8.05        7.46        6.14        8.58      11.45    12.36       --       --
No. of Units                    --          --   1,576,507   1,860,241   1,930,773   2,881,024  1,176,147   67,322       --       --

Revolution Value

                           YEAR        YEAR        YEAR        YEAR        YEAR         YEAR       YEAR     YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED        ENDED      ENDED     ENDED    ENDED    ENDED
                         12/31/06    12/31/05    12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99 12/31/98 12/31/97
                       ----------- ----------- ----------- ----------- ----------- ----------- ---------- -------- -------- --------
MFS NEW DISCOVERY (SHARES MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) -
NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --          -- $     12.35 $      9.35 $     13.85 $     14.77 $    15.26 $  10.00       --       --
Value at End of Year            --          --       12.99       12.35        9.35       13.85      14.77    15.26       --       --
No. of Units                    --          --     886,074   1,102,351   1,203,276   1,556,670    877,857   17,011       --       --

MFS RESEARCH (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --        7.95        6.46        8.67       11.14      11.86    10.00       --       --
Value at End of Year            --          --        9.10        7.95        6.46        8.67      11.14    11.86       --       --
No. of Units                    --          --     921,345   1,084,370   1,177,295   1,779,879    816,216   69,186       --       --

MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year       23.89       25.90       23.49       16.19       20.79       20.47      18.98    18.07       --       --
Value at End of Year         23.89       23.89       25.90       23.49       16.19       20.79      20.47    18.98       --       --
No. of Units                     9       3,089   1,165,012   1,282,126   1,134,389   1,194,003    191,414    8,624       --       --

MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       12.15       12.50          --          --          --          --         --       --       --       --
Value at End of Year         13.17       12.15          --          --          --          --         --       --       --       --
No. of Units               355,738     369,769          --          --          --          --         --       --       --       --

MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       30.14       25.90          --          --          --          --         --       --       --       --
Value at End of Year         33.84       30.14          --          --          --          --         --       --       --       --
No. of Units               878,156   1,044,958          --          --          --          --         --       --       --       --

MID CAP VALUE B FUND - NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       15.68       10.94       13.06       13.16      12.73    11.00       --       --
Value at End of Year            --          --       18.39       15.68       10.94       13.06      13.16    12.73       --       --
No. of Units                    --          --   1,695,866   1,204,705   1,003,313     947,569    244,652    5,452       --       --

MID CAP VALUE FUND (MERGED INTO MID-CAP VALUE FUND B EFF 11-01-04) -
NAV SHARES (units first credited 5-02-2003)

Contracts with no Optional Benefits
Value at Start of Year          --          --       13.56       10.00          --          --         --       --       --       --
Value at End of Year            --          --       14.77       13.56          --          --         --       --       --       --
No. of Units                    --          --          --     267,744          --          --         --       --       --       --

MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       19.50       18.39          --          --          --          --         --       --       --       --
Value at End of Year         23.18       19.50          --          --          --          --         --       --       --       --
No. of Units             1,253,153   1,517,032          --          --          --          --         --       --       --       --

MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) -
NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --          --       10.12       10.15       10.12       10.00         --       --       --       --
Value at End of Year            --          --       10.10       10.12       10.15       10.12         --       --       --       --
No. of Units                    --          --   9,456,749  13,492,072  19,908,505  20,983,009         --       --       --       --

MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       10.27       10.10          --          --          --          --         --       --       --       --
Value at End of Year         10.62       10.27          --          --          --          --         --       --       --       --
No. of Units             6,525,846   7,253,672          --          --          --          --         --       --       --       --

OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) -
NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --          --        8.79        6.72        8.33       10.00         --       --       --       --
Value at End of Year            --          --        9.64        8.79        6.72        8.33         --       --       --       --
No. of Units                    --          --   4,258,082   2,456,312   2,426,293     569,205         --       --       --       --

Revolution Value

                           YEAR        YEAR        YEAR        YEAR        YEAR         YEAR       YEAR     YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED        ENDED      ENDED     ENDED    ENDED    ENDED
                         12/31/06    12/31/05    12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99 12/31/98 12/31/97
                       ----------- ----------- ----------- ----------- ----------- ----------- ---------- -------- -------- --------
OVERSEAS EQUITY C FUND (FORMERLY "EMERGING MARKETS EQUITY" (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04)) -
NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --          -- $     14.06 $      9.07 $      9.85 $     10.00         --       --       --       --
Value at End of Year            --          --       15.37       14.06        9.07        9.85         --       --       --       --
No. of Units                    --          --          --     560,745     420,030     234,786         --       --       --       --

OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       13.75        9.96       10.76       11.65      12.98    12.24       --       --
Value at End of Year            --          --       14.08       13.75        9.96       10.76      11.65    12.98       --       --
No. of Units                    --          --          --     791,964     669,291     656,380    158,065    4,357       --       --

OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       11.27        9.64          --          --          --          --         --       --       --       --
Value at End of Year         13.33       11.27          --          --          --          --         --       --       --       --
No. of Units             3,217,561   3,646,588          --          --          --          --         --       --       --       --

REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST B EFF 4-29-05) -
NAV SHARES (units first credited 11-01-2000)

Contracts with no Optional Benefits
Value at Start of Year          --          --       15.47       11.44       11.43       10.95      10.00       --       --       --
Value at End of Year            --          --       20.85       15.47       11.44       11.43      10.95       --       --       --
No. of Units                    --          --   2,897,036   2,974,267   2,691,940   1,947,999      6,226       --       --       --

REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       23.12       20.85          --          --          --          --         --       --       --       --
Value at End of Year         31.55       23.12          --          --          --          --         --       --       --       --
No. of Units             2,071,873   2,527,265          --          --          --          --         --       --       --       --

SHORT-TERM BOND FUND (MERGED INTO SHORT TERM BOND TRUST EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       15.04       14.82       14.20       13.31      12.48    12.34       --       --
Value at End of Year            --          --       15.07       15.04       14.82       14.20      13.31    12.48       --       --
No. of Units                    --          --   4,993,613   5,899,670   5,760,342   4,685,429    619,135   32,658       --       --

SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       15.20       15.07          --          --          --          --         --       --       --       --
Value at End of Year         15.70       15.20          --          --          --          --         --       --       --       --
No. of Units             3,162,936   4,072,537          --          --          --          --         --       --       --       --

SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) -
NAV SHARES (units first credited 11-01-2000)

Contracts with no Optional Benefits
Value at Start of Year          --          --        8.23        5.60        7.90        8.31      10.00       --       --       --
Value at End of Year            --          --        8.90        8.23        5.60        7.90       8.31       --       --       --
No. of Units                    --          --   4,148,431   1,153,779   1,007,793   1,037,065      3,064       --       --       --

SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          --       12.39        9.81       14.19       16.44      21.19    14.27       --       --
Value at End of Year            --          --       12.27       12.39        9.81       14.19      16.44    21.19       --       --
No. of Units                    --          --          --   2,344,779   2,487,963   3,202,945  1,185,945   66,426       --       --

SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       10.31       12.27          --          --          --          --         --       --       --       --
Value at End of Year         11.56       10.31          --          --          --          --         --       --       --       --
No. of Units             2,897,082   3,562,512          --          --          --          --         --       --       --       --

SMALL CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       12.49       12.50          --          --          --          --         --       --       --       --
Value at End of Year         14.51       12.49          --          --          --          --         --       --       --       --
No. of Units               720,128     808,886          --          --          --          --         --       --       --       --

Revolution Value

                           YEAR        YEAR        YEAR        YEAR        YEAR         YEAR       YEAR     YEAR     YEAR     YEAR
                          ENDED       ENDED       ENDED       ENDED       ENDED        ENDED      ENDED     ENDED    ENDED    ENDED
                         12/31/06    12/31/05    12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99 12/31/98 12/31/97
                       ----------- ----------- ----------- ----------- ----------- ----------- ---------- -------- -------- --------
SMALL CAP VALUE FUND (MERGED INTO SMALL CAP VALUE TRUST EFF 4-29-05) -
NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
Value at Start of Year          --          -- $     20.54 $     15.07 $     16.31 $     13.87 $    10.46 $  10.00       --       --
Value at End of Year            --          --       25.43       20.54       15.07       16.31      13.87    10.46       --       --
No. of Units                    --          --   3,625,674   3,988,012   3,922,168   4,203,442    652,162   13,758       --       --

SMALL CAP VALUE TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       27.44       25.43          --          --          --          --         --       --       --       --
Value at End of Year         32.34       27.44          --          --          --          --         --       --       --       --
No. of Units             2,687,994   3,197,818          --          --          --          --         --       --       --       --

TOTAL RETURN BOND FUND (REPLACED BY TOTAL RETURN TRUST EFF 4-29-05) -
NAV SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year          --          --       10.11       10.00          --          --         --       --       --       --
Value at End of Year            --          --       10.46       10.11          --          --         --       --       --       --
No. of Units                    --          --     358,863     234,362          --          --         --       --       --       --

TOTAL RETURN TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       10.63       10.46          --          --          --          --         --       --       --       --
Value at End of Year         10.88       10.63          --          --          --          --         --       --       --       --
No. of Units               620,783     556,047          --          --          --          --         --       --       --       --

TOTAL STOCK MARKET INDEX TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       12.74       12.50          --          --          --          --         --       --       --       --
Value at End of Year         14.51       12.74          --          --          --          --         --       --       --       --
No. of Units             3,967,213   5,038,536          --          --          --          --         --       --       --       --

                                   VERSION II
                     "Revolution Value II Variable Annuity"

                                                    Prospectus dated May 1, 2007

                             (JOHN HANCOCK(R) LOGO)

                             JOHN HANCOCK ANNUITIES

                      Revolution Value II Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in the Revolution Value II deferred Purchase Payment Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY. These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "we," "us," "our," or "the Company."

This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity benefit payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H ("Separate Account"). Each Sub-Account invests in one of the following Funds of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Bond Index Trust B
Capital Appreciation Trust (formerly, "Large Cap Growth Trust")
Equity-Income Trust
Financial Services Trust
Global Bond Trust
Growth and Income Trust (formerly, "Growth & Income II Trust")
Health Sciences Trust

JOHN HANCOCK TRUST
High Yield Trust
International Equity Index Trust B
Managed Trust
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust B
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Small Cap Value Trust

JOHN HANCOCK TRUST
Total Return Trust
Total Stock Market Index Trust

M FUND, INC.
Brandes International Equity Fund(1)
Business Opportunity Value Fund(1)
Frontier Capital Appreciation Fund(1)
Turner Core Growth Fund(1)

(1) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

    ANNUITIES SERVICE CENTER                            MAILING ADDRESS
      601 Congress Street                            Post Office Box 55013
Boston, Massachusetts 02210-2805                Boston, Massachusetts 02205-5230
(617) 663-3000 or (800) 824-0335                      www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS..............................................     1
II. OVERVIEW..............................................................     3
III. FEE TABLES...........................................................     4
   EXAMPLES...............................................................     5
IV. BASIC INFORMATION.....................................................     8
   WHAT IS THE CONTRACT?..................................................     8
   WHO OWNS THE CONTRACT?.................................................     8
   IS THE OWNER ALSO THE ANNUITANT?.......................................     8
   HOW CAN I INVEST MONEY IN A CONTRACT?..................................     8
      Purchase Payments...................................................     8
      Initial Purchase Payment............................................     8
      Issue Date and Contract Year........................................     8
      Limits on Purchase Payments.........................................     9
      Ways to Make Additional Purchase Payments...........................     9
      Additional Purchase Payments by Wire................................     9
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?..     9
      Variable Investment Options.........................................     9
      Fixed Investment Options............................................     9
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?.......................    10
   TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE
      CONTRACTS?..........................................................    10
      State Law Insurance Requirements....................................    10
      Variations in Charges or Rates......................................    10
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?....................    10
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?.................    11
      Allocation of Purchase Payments.....................................    11
      Transfers Among Investment Options..................................    11
      Procedure for Transferring Your Assets..............................    12
      Telephone and Facsimile Transactions................................    12
      Electronic Information..............................................    13
      Dollar Cost Averaging Programs......................................    13
      Strategic Rebalancing Program.......................................    13
      Interest Sweep Program..............................................    14
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?...............    14
      Asset-Based Charges.................................................    14
      Annual Contract Fee.................................................    14
      Premium Taxes.......................................................    15
      Withdrawal Charge...................................................    15
      Other Charges.......................................................    16
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?.............................    16
      Surrenders and Partial Withdrawals..................................    16
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals......................................................    17
      Systematic Withdrawal Plan..........................................    17
      Interest Sweep Program..............................................    18
      Telephone Withdrawals...............................................    18
   WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S
      DATE OF MATURITY?...................................................    18
      Death Benefits - In General.........................................    18
      Distribution Requirements Following Death of Owner..................    18
      Death Benefits Following Death of Annuitant.........................    19
      Standard Death Benefit..............................................    19
      Enhanced Death Benefit Riders.......................................    19
   WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED
      A CONTRACT?.........................................................    20
      Accumulated Value Enhancement Benefit...............................    20
      Guaranteed Retirement Income Benefit................................    20
   CAN I RETURN MY CONTRACT?..............................................    21
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE FUNDS.......    22
   THE COMPANY............................................................    22
   THE SEPARATE ACCOUNT...................................................    22
   THE FUNDS..............................................................    23
VI. INFORMATION ABOUT FIXED INVESTMENT OPTIONS............................    27
VII. THE ACCUMULATION PERIOD..............................................    28
   YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS..........................    28
      Valuation of Accumulation Units.....................................    28
   YOUR VALUE IN THE FIXED INVESTMENT OPTIONS.............................    28
VIII. THE ANNUITY PERIOD..................................................    28
   MATURITY DATE..........................................................    28
      Choosing Fixed or Variable Annuity Payments.........................    29
   SELECTING AN ANNUITY OPTION............................................    29
      Variable Monthly Annuity Payments...................................    29
   VARIABLE INVESTMENT OPTION VALUATION PROCEDURES........................    29
   ASSUMED INVESTMENT RATE................................................    30
   TRANSFERS DURING THE ANNUITY PERIOD....................................    30
   FIXED MONTHLY ANNUITY PAYMENTS.........................................    30
   ANNUITY OPTIONS........................................................    30
IX. FEDERAL TAX MATTERS...................................................    32
   INTRODUCTION...........................................................    32
   OUR TAX STATUS.........................................................    32
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...........................    32
   NON-QUALIFIED CONTRACTS................................................    32
      QUALIFIED CONTRACTS.................................................    35
   SEE YOUR OWN TAX ADVISER...............................................    37
X. OTHER INFORMATION......................................................    38
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY.............................    38
   PERFORMANCE INFORMATION................................................    38
   REPORTS................................................................    39
   VOTING PRIVILEGES......................................................    39
   VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE
   CLASSES................................................................    39
   DISTRIBUTION OF CONTRACTS..............................................    39
   INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM........................................................    40
APPENDIX A: EXAMPLES OF WITHDRAWAL CHARGE CALCULATION.....................   A-1
APPENDIX B: OPTIONAL ENHANCED DEATH BENEFITS..............................   B-1
APPENDIX C: QUALIFIED PLAN TYPES..........................................   C-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES................................   U-1

We provide additional information about the Contract and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

Statement of Additional Information

Table of Contents

                                                                     page of SAI
                                                                     -----------
Distribution......................................................        2
Calculation of Performance Data...................................        2
Other Performance Information.....................................        3
Calculation of Annuity Payments...................................        4
Additional Information About Determining Unit Values..............        5
Purchases and Redemptions of Fund Shares..........................        6
The Account.......................................................        6
Delay of Certain Payments.........................................        7
Liability for Telephone Transfers.................................        7
Voting Privileges.................................................        7
Legal and Regulatory Matters......................................        8
Financial Statements..............................................        9

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ANNUITANT: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Annuity Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress St. Boston, MA 02210-2805.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity benefit payments made by us.

ANNUITY PERIOD: The period when we make annuity benefit payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.

CONTRACT: The variable annuity contracts described by this Prospectus.

CONTRACT VALUE: At any time before the Maturity Date, the total value of your Contract equals:

     -    the total amount you invested;

     -    minus all charges we deduct;

     -    minus all withdrawals you have made;

     - plus or minus each Variable Investment Option's positive or negative investment return that we credit daily to any of your Contract's value while it is in that option; and

     - plus the interest we credit to any of your Contract's value while it is in a Fixed Investment Option.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

FUND: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Accounts or any other Separate Account that it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity benefit payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract on the Maturity Date.

PROSPECTUS: This Prospectus that describes interests in a Contract.

PURCHASE PAYMENT: An amount paid by a Contract Owner to us as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A Retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H. A separate account is a segregated account of a company that is not commingled with the general assets and obligations of that company.

SUB-ACCOUNT: A sub-account of the Separate Account. Each Sub-Account is invests in shares of a specific Fund.

SURRENDER VALUE: The total value of a Contract, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option which corresponds to a Sub-Account of a Separate Account that invests in shares of a specific Fund.

                                  II. Overview

This is the Prospectus - not the Contract. The Prospectus simplifies many Contract provisions to better communicate the Contract's essential features. Your rights and obligations under a Contract will be determined by the language of the Contract itself. On request, we will provide the form of Contract for you to review. Please read your Contract and keep it for future reference.

The Contracts described in this Prospectus are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you buy a Contract or exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Fund of the John Hancock Trust or in a corresponding Fund of M Fund, Inc (we refer to the John Hancock Trust and M Fund, Inc. as the "Series Funds.") The Series Funds are so-called "series" type mutual funds registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Fund of the applicable Series Fund. Each of the Funds is separately managed and has its own investment objective and strategies. The applicable Series Fund's prospectus contains detailed information about its Funds. Be sure to read that Series Fund's prospectus before selecting any of its corresponding Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a ownership rate, declared by us, subject to a minimum rate stated in your Contract.

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are NOT available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A REVOLUTION VALUE II - VALUE PLAN A OR REVOLUTION VALUE II - VALUE PLAN B CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(1)       VALUE PLAN A          VALUE PLAN B
--------------------------------------       ------------          ------------
Maximum Withdrawal Charge (as % of       8% for the 1st year   8% for the 1st year
amount withdrawn or surrendered) (2)     7% for the 2nd year   7% for the 2nd year
                                         6% for the 3rd year   6% for the 3rd year
                                         5% for the 4th year      0% thereafter
                                         4% for the 5th year
                                         3% for the 6th year
                                         2% for the 7th year
                                            0% thereafter
Maximum transfer charge (3)                      $25                   $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                             VALUE PLAN A          VALUE PLAN B
                                             ------------          ------------
Maximum Annual Contract Fee (4)                  $50                   $50
Current Annual Contract Fee (5)                  $30                   $30
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (6)
Asset Based Charge                              1.45%                 1.70%
OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE
   UNLESS OTHERWISE STATED) (7)
Accumulated Value Enhancement             Maximum Fee: 1.00%    Maximum Fee: 1.00%
("CARESolutions Plus") Rider (8)          Current Fee: 0.35%    Current Fee: 0.35%
Earnings Enhancement ("Beneficiary Tax
Relief") Death Benefit Rider                    0.25%                 0.25%
Guaranteed Retirement Income Benefit
Rider (9)                                       0.45%                 0.45%
Highest Anniversary Death Benefit
   Rider                                        0.25%                 0.25%

(4) This charge is not currently imposed, and would only apply to Revolution Value II Contracts of less than $50,000.

(5) This charge applies only to Revolution Value II Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options (including amounts held in the guarantee rate account under our dollar-cost averaging value program).

(7) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(8) We currently do not impose the maximum charge shown, but we reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(9)  This Rider is not available for Contracts issued after April 30, 2004.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.

TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM   MAXIMUM
------------------------------------                    -------   -------
Range of expenses that are deducted from Fund assets,
   including management fees, and other expenses         0.25%     1.15%

EXAMPLES

The following examples are intended to help you compare the cost of investing in a Revolution Value II - Value Plan A or a Revolution Value II - Value Plan B Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

The first example assumes that you invest $10,000 in an "All Rider" Value Plan A or Value Plan B Contract with the following optional benefit Riders: Highest Anniversary Value Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Value Plan A - maximum Fund-level total operating expenses

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                  $1,178    $1,919    $2,667    $4,656
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                      $  458    $1,380    $2,308    $4,656

Value Plan B - maximum Fund-level total operating expenses

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                  $1,201    $1,985    $2,413    $4,845
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                      $  481    $1,445    $2,413    $4,845

The next example assumes that you invest $10,000 in a "No Rider" Value Plan A or Value Plan B Contract with no optional benefit Riders for the time periods indicated. These examples also assume that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Value Plan A - minimum Fund-level total operating expenses

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                   $894     $1,077    $1,286    $2,026
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                       $174     $  541    $  931    $2,026

Value Plan B - minimum Fund-level total operating expenses

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                   $918     $1,150    $1,054    $2,279
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                       $198     $  613    $1,054    $2,279

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                                                                 ACQUIRED
                                                                                 FUND FEES      TOTAL       CONTRACTUAL       NET
                                         MANAGEMENT                   OTHER         AND       OPERATING       EXPENSE      OPERATING
FUNDS                                       FEES      12B-1 FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
-----                                   -----------   ----------   -----------   ---------   -----------   -------------   ---------
JOHN HANCOCK TRUST (NAV):
500 Index B(3)                             0.46%         0.00%        0.03%        0.00%        0.49%          0.24%         0.25%
Active Bond                                0.60%         0.00%        0.04%        0.00%        0.64%          0.00%         0.64%
Blue Chip Growth(4)                        0.81%         0.00%        0.02%        0.00%        0.83%          0.00%         0.83%
Bond Index B(3)                            0.47%         0.00%        0.06%        0.00%        0.53%          0.28%         0.25%
Capital Appreciation                       0.75%         0.00%        0.03%        0.00%        0.78%          0.00%         0.78%
Equity-Income(4)                           0.81%         0.00%        0.03%        0.00%        0.84%          0.00%         0.84%
Financial Services                         0.82%         0.00%        0.04%        0.00%        0.86%          0.00%         0.86%
Global Bond                                0.70%         0.00%        0.10%        0.00%        0.80%          0.00%         0.80%
Growth & Income                            0.67%         0.00%        0.01%        0.00%        0.68%          0.00%         0.68%
Health Sciences(4)                         1.05%         0.00%        0.09%        0.00%        1.14%          0.00%         1.14%
High Yield                                 0.66%         0.00%        0.05%        0.00%        0.71%          0.00%         0.71%
International Equity Index B(3)            0.53%         0.00%        0.04%        0.01%        0.58%          0.23%         0.35%
Managed                                    0.69%         0.00%        0.03%        0.00%        0.72%          0.00%         0.72%
Mid Cap Index                              0.48%         0.00%        0.04%        0.00%        0.52%          0.00%         0.52%
Mid Cap Stock                              0.84%         0.00%        0.04%        0.00%        0.88%          0.00%         0.88%
Mid Value(4)                               0.98%         0.00%        0.08%        0.00%        1.06%          0.00%         1.06%
Money Market B(3)                          0.50%         0.00%        0.01%        0.00%        0.51%          0.23%         0.28%
Overseas Equity(5)                         0.99%         0.00%        0.13%        0.00%        1.12%          0.00%         1.12%
Real Estate Securities                     0.70%         0.00%        0.03%        0.00%        0.73%          0.00%         0.73%
Short-Term Bond                            0.58%         0.00%        0.04%        0.00%        0.62%          0.00%         0.62%
Small Cap Growth                           1.07%         0.00%        0.08%        0.00%        1.15%          0.00%         1.15%
Small Cap Value                            1.06%         0.00%        0.05%        0.00%        1.11%          0.00%         1.11%
Total Return                               0.70%         0.00%        0.06%        0.00%        0.76%          0.00%         0.76%
Total Stock Market Index                   0.49%         0.00%        0.03%        0.00%        0.52%          0.00%         0.52%

M FUND, INC.:
Brandes International Equity Fund(6)       0.68%           --         0.20%          --         0.88%            --          0.88%
Business Opportunity Value Fund(6)         0.64%           --         0.30%          --         0.94%          0.05%         0.89%
Frontier Capital Appreciation Fund(6)      0.90%           --         0.18%          --         1.08%            --          1.08%
Turner Core Growth Fund6                   0.45%           --         0.20%          --         0.65%            --          0.65%

FOOTNOTES TO EXPENSE TABLE:

(1) The Adviser has voluntarily agreed to limit Other Expenses as described under "Management of JHT -- Advisory Fee Waivers and Expense
     Reimbursements." The Adviser may terminate this limitation at any time upon notice to JHT.

(2) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(3) JHT sells shares of these Funds only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each Fund is subject to an expense cap pursuant to an agreement between JHT and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Fund) in an amount so that the rate of the Fund's "Net Operating Expenses" does not exceed the rate noted in the table above under "Net Operating Expenses." A Fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Fund will remain in effect until May 1, 2008 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(4) The Adviser has voluntarily agreed to waive a portion of its advisory fee for each of these T. Rowe Price subadvised funds as described under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." The Adviser may terminate this waiver at any time upon notice to JHT.

(5) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2006 had the new rates been in effect for the whole year.

(6) For the period from May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized daily average net assets. Prior to May 1, 2007, the Adviser had contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized daily average net assets.

                              IV. Basic Information

WHAT IS THE CONTRACT?

The Contract is a deferred purchase payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

That's up to you. Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each subsequent Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Purchase Payments to keep the Contract in force.

 MINIMUM INITIAL   MINIMUM SUBSEQUENT   MINIMUM DIRECT DEPOSIT
PURCHASE PAYMENT    PURCHASE PAYMENT      SUBSEQUENT PAYMENT
----------------   ------------------   ----------------------
     $5,000               $200                   $100

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or got your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date (for Contracts issued in MA, you CANNOT make Purchase Payments beyond the tenth Contract Year). However,

                                   YOU MAY NOT MAKE ANY PURCHASE PAYMENTS
IF YOUR CONTRACT IS USED TO FUND       AFTER THE ANNUITANT REACHES AGE
--------------------------------   --------------------------------------
A Qualified Plan                                 70 1/2 (1)
A non Qualified Plan                                 85

(1)  except for a Roth IRA, which has no age limit.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check or money order should be:

     -    drawn on a U.S. bank;

     -    drawn in U.S. dollars; and

     -    made payable to "John Hancock" and sent to the Annuities Service
          Center.

We credit any additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern Time. If we receive an additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire

You may transmit additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

Prior to a Contract's Maturity Date, the amount you've invested in any Variable Investment Option will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the Contract. These charges reduce your investment performance and the amount we credit to your Contract in any Variable Investment Option. We describe these charges below under "What Fees and Charges will be Deducted From My Contract?"

Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest (calculated on a compounded basis) at the initial rates we set at the time of that investment. From time to time, we declare new rates, which will never be less than the guaranteed minimum rate described in your Contract. In most states, the guaranteed minimum interest rate is 2%, and increases to 3% once a Purchase Payment is older than 10 years (for Contracts issued in NY, the guaranteed minimum interest rate is 1 1/2%).

For purposes of crediting interest, transfers from a Variable Investment Option will be treated as Purchase Payment. We credit interest until the earlier of the Maturity Date, or the date you transfer, "surrender" or otherwise withdraw money from this option.

From time to time, we may credit interest to amounts allocated to a Fixed Investment Option at different rates based on the size of a Purchase Payment, the time it is allocated to the Fixed Investment Option, or other factors.

DCA RATE ACCOUNT. We currently provide a dollar-cost averaging ("DCA") value program in which a DCA rate account earns a ownership rate of return at the effective annual rate we have declared for that program at the time the deposit is made into the account. The applicable rate will apply to any portion of the deposit remaining in the DCA rate account until the full amount of that deposit has been transferred to your pre-selected Investment Options. We will declare the rates from time to time, and the rates may vary for each deposit you make into a DCA rate account. See "Dollar-Cost Averaging Programs".

WE DESIGNED THE DCA RATE ACCOUNT TO PERMIT YOU TO TRANSFER AMOUNTS AUTOMATICALLY TO OTHER INVESTMENT OPTIONS DURING A CONTRACT YEAR. CONSEQUENTLY, YOU WILL NOT RECEIVE A FULL YEAR'S WORTH OF INTEREST ON YOUR ENTIRE DEPOSIT TO THE DCA RATE ACCOUNT.

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a ownership basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VII. The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased the Contract. These variations will be reflected in your Contract or in endorsements attached to your Contract.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER

BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time or over the life of your Contract.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

It is also our current practice to approve transfers to a Fixed Investment Option, if available under your Contract, after the end of the 10th Contract Year. We reserve the right to terminate this practice at any time.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one Variable Investment Option or Fixed Investment Option in any Contract Year is $1,000,000.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit.

WE HAVE ADOPTED A POLICY AND PROCEDURES TO RESTRICT FREQUENT TRANSFERS OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS.

Variable investment options in variable annuity products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the variable investment option's corresponding fund to increased portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding fund manager's ability to effectively manage such corresponding fund's investment portfolio in accordance with the its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Fund are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs; or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its ownership investment period, (c) transfers made within a prescribed period before and after a substitution of Funds and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Funds may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options to and from which assets are being transferred; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern Time. If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Facsimile Transactions

If you complete a special authorization form, you can request transfers among Investment Options and changes of allocation among Investment Options simply by telephoning or by faxing us at the Annuities Service Center. Any fax request should include your name, daytime telephone number, Contract number and, in the case of transfers and changes of allocation, the names of the Investment Options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this Prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any Owners who we feel are abusing the privilege to the detriment of other Owners.

Electronic Information

You may access information about your Contract through our website, www.jhannuities.com. In order to do so, you will be required to create an account with a username and password, and maintain a valid e-mail address. You are responsible for keeping your password confidential and must notify us of any loss or theft of your password, or any unauthorized use of your password.

Dollar Cost Averaging Programs

Under our standard dollar-cost averaging program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

     -    the amount of each transfer must equal at least $100;

     - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    you may discontinue the program at any time;

     - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

     - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

     -    that your deposit should be allocated to this program; and

     -    the Variable Investment Options to which assets will be transferred;
          and

     - the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

Strategic Rebalancing Program

This program automatically re-sets the percentage of your account value allocated to the Variable Investment Options. Over time, the variations in the investment results for each Variable Investment Option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these Variable Investment Options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a Variable Investment Option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a Variable Investment Option with relatively lower current investment performance to one with relatively higher current investment performance.

This program can be elected by sending the appropriate form to the Annuities Service Center. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

The Fixed Investment Options do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

Interest Sweep Program

This program automatically transfers the interest credited on your Fixed Investment Options to pre-selected Variable Investment Options on a periodic basis. (You may, however, change your Variable Investment Option allocation instructions under this program at any time in writing or, if you have authorized telephone transfers, by telephone.)

If you have a total Contract Value of $25,000 or more, this program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for the interest sweep (monthly, quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. In lieu of transfers, you may elect to make withdrawals under this program. (See "Systematic Withdrawal Plans - Interest Sweep Program".)

Once elected, the interest sweep program will continue until the earliest of:

     -    the date we receive your written notice to cancel the program;

     -    the date we receive notice of the death of the Owner or Annuitant; or

     -    the start of the Annuity Period.

If you make a partial withdrawal or otherwise transfer earnings from your Fixed Investment Options outside of the interest sweep program, we will stop making interest sweeps until you have again accumulated interest in the Fixed Investment Options. We reserve the right to modify, terminate or suspend the interest sweep program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity benefit payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Funds' prospectuses.

Asset-Based Charges

We deduct Separate Account expenses daily to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts. The asset-based charge differs between Value Plan A and Value Plan B Contracts The total Separate Account annual charges for Value Plan A and Value Plan B are 1.45% and 1.70%, respectively. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                                PREMIUM TAX RATE

STATE OR    QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(1)         0.00%        2.00%
NV            0.00%        3.50%
PR            3.00%        3.00%
SD(A)         0.00%        1.25%(2)
WV            1.00%        1.00%
WY            0.00%        1.00%

(1)  We pay premium tax upon receipt of Purchase Payment.

(2)  0.80% on Purchase Payments in excess of $500,000.

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown below.

CONTRACT OWNER TRANSACTION EXPENSES             VALUE PLAN A          VALUE PLAN B
-----------------------------------         -------------------   -------------------
Maximum Withdrawal Charge                   8% for the 1st year   8% for the 1st year
(as % of amount withdrawn or surrendered)   7% for the 2nd year   7% for the 2nd year
                                            6% for the 3rd year   6% for the 3rd year
                                            5% for the 4th year      0% thereafter
                                            4% for the 5th year
                                            3% for the 6th year
                                            2% for the 7th year
                                               0% thereafter

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

FREE WITHDRAWAL AMOUNTS: If you have any profit in your Contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any profit (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. The withdrawal charge period and the withdrawal charge percentage differ between Value Plan A and Value Plan B Contracts.

Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix A to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations: on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit; on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however); on certain withdrawals if all the following conditions apply to a "covered person":

     - the covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract (not applicable for Contracts issued in CT);

     - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care (not applicable for Contracts issued in CT); and

     - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment; and

     - depending on your state, when a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in your Contract.

The "covered persons" are the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, the "covered persons" are the Annuitant and the Annuitant's spouse. THE WAIVER OF WITHDRAWAL CHARGE FEATURES FOR "COVERED PERSONS" ARE NOT AVAILABLE IF YOU PURCHASED A CONTRACT WHEN EITHER OF THE COVERED PERSONS (1) WAS OLDER THAN 79 YEARS OR (2) IN MOST STATES, WAS CONFINED TO A NURSING HOME WITHIN THE TWO YEARS PRECEDING YOUR PURCHASE.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

                                                      VALUE PLAN A        VALUE PLAN B
                                                   -----------------   -----------------
OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE
UNLESS OTHERWISE STATED) (1)
Accumulated Value Enhancement                      Maximum Fee: 1.00%  Maximum Fee: 1.00%
("CARESolutions Plus") Rider (2)                   Current Fee: 0.35%  Current Fee: 0.35%
Earnings Enhancement ("Beneficiary Tax Relief")
   Death Benefit Rider                                   0.25%               0.25%
Guaranteed Retirement Income Benefit Rider (3)           0.45%               0.45%
Highest Anniversary Death Benefit Rider                  0.25%               0.25%

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(2) We currently do not impose the maximum charge shown, but we reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(3)  This Rider is not available for Contracts issued after April 30, 2004.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

     - surrender your Contract for a cash payment of its "Surrender Value," or

     -    make a partial withdrawal of the Surrender Value.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "VIII. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax, withdrawal charges. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix C: "Qualified Plan Types").

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Without our prior approval, you may not make a partial withdrawal:

     -    for an amount less than $100; or

     - if the remaining total value of your Contract would be less than $1,000.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $100,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Systematic Withdrawal Plan

If the Contract Value is $25,000 or more, you may elect our optional systematic withdrawal plan. This plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your Contract. Each systematic withdrawal is subject to any withdrawal charge shown in the Fee Tables that would apply to an otherwise comparable non-systematic withdrawal. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser for the impact of a systematic withdrawal plan before you elect to participate.

The following conditions apply to systematic withdrawal plans:

     -    The amount of each systematic withdrawal must equal at least $100.

     - If the amount of a withdrawal would drop below $100 or if the total value of your Contract becomes less than $5,000, we will suspend the plan and notify you.

     -    You may cancel the plan at any time, by written notice to us.

We reserve the right to modify the terms or conditions of our systematic withdrawal plans at any time without prior notice.

Interest Sweep Program

If the Contract Value is $25,000 or more, you may elect to use our interest sweep program as a systematic withdrawal plan to make withdrawals of the interest credited on your Fixed Investment Options. If you do, the withdrawals under this program may be included as income and subject to a 10% federal tax penalty. However, if the accumulated interest in your Fixed Investment Account is less than $15 (due to other withdrawals, transfers, or reductions to pay for Contract charges), or if the total value of your Contract becomes less than $5,000, we will suspend your ability to make systematic withdrawals under this program and notify you. You should consult your tax adviser before using the interest sweep program in this manner. (See "Transferring Your Assets - Interest Sweep Program" for more details on this program.)

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Death Benefits - In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on Death Benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum Death Benefit and any enhanced Death Benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

     - If the Contract's designated Beneficiary is your surviving spouse, your spouse may continue the Contract in force as the Owner. In that case:

     - we will not pay a death benefit but the total value of your Contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders.; and

     - your spouse may elect to add or continue any optional death benefit Riders under his or her name, subject to our then current underwriting standards and the deduction of Rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your Contract (including any step-up in value) as the initial Purchase Payment and the date the Rider is added or continued as the Rider's date of issue.

     - under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.

     - If the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

     -    paid out in full within five years of your death or

     - applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

Any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

Death Benefits Following Death of Annuitant

Our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint
Annuitants:

     - If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner's death and the Annuitant's death.

     - If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

     - If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the Annuitant's death.

     - If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

In certain states, the death benefit under the Contracts may be payable only upon an Annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard Death Benefit

The standard death benefit under the Contracts is the greater of:

     -    the total value of your Contract; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders

We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered a "Highest Anniversary Value" death benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an "Earnings enhancement" death benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The "Earnings enhancement" death benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans or in various states, including NY. We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was first available in your state.

We provide a general description of each of these Riders in Appendix B to this Prospectus.

Calculation and Payment of Death Benefit Value

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

     -    proof of death before the Contract's Maturity Date, and

     -    any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless

     - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

     - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states the minimum is $5,000, $2,000 in MA), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options."

WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED A
CONTRACT?

Accumulated Value Enhancement Benefit

Under this Rider, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):

     - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and

     -    is receiving certain qualified services described in the Rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.

You could elect this Rider only when you applied for a Contract, if it was then available in your state (the Rider was unavailable, for example, in CT and NY). Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity Contracts issued by JHLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract).

You could not elect this Rider unless you have also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.

If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may be referred to as "CARESolutions Plus." The Rider was not available in all states.

You should carefully review the tax considerations for optional benefit Riders under "VIII. Federal Tax Matters" to this Prospectus.

Guaranteed Retirement Income Benefit

(CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH THE GUARANTEED RETIREMENT INCOME BENEFIT)

Under this Rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

     - The Maturity Date must be within the 30 day period following a Contract anniversary.

     - If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

     - If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of ownership payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity Options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to:

     -    JHLICO; or

     -    the JHLICO representative who delivered the Contract to you.

In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you would have paid. The date of cancellation would have been the date we received the Contract.

       V. General Information about Us, the Separate Account and the Funds

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We also have an Annuities Service office at 601 Congress Street, Boston, Massachusetts 02210-2805. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.

Our financial ratings are as follows:

     AAA Standard & Poor's
     Extremely strong financial security characteristics; 1st category of 21

     A++ A.M. Best
     Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch
     Very strong capacity to meet policyholder and Contract obligations; 2nd category of 24

     Aa2 Moody's
     Excellent in financial strength; 3rd category of 21

These ratings are current as of the date of this Prospectus and are subject to change. They are assigned as a measure of our ability to honor any guarantees provided by the Contract, but not specifically to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in the Separate Account or any Fund.

THE SEPARATE ACCOUNT

You do not invest directly in the Funds made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through John Hancock Variable Annuity Account H ("Separate Account"). We hold the Fund's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Fund).

The Company established John Hancock Variable Annuity Account H under Massachusetts law. The Separate Account's assets, including the Funds' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE FUNDS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Fund of John Hancock Trust or in shares of a corresponding Fund of M Fund, Inc.

THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.

Investment Management

The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Fund or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Fund Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The John Hancock Trust and M Fund, Inc. are each a so-called "series" type mutual fund and each is registered under the 1940 Act as an open-end management investment company.

The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.45% of assets may be made by a Fund's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Fee Table. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.

Fund Investment Objective and Strategies

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)

CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust                Seeks long-term capital appreciation. To
                                        do this, the Fund invests at least 80%
                                        of its net assets in equity securities
                                        of a diversified mix of large
                                        established and medium-sized foreign
                                        companies located primarily in developed
                                        countries (outside of the U.S.) and, to
                                        a lesser extent, in emerging markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust             Seeks growth of capital. To do this, the
                                        Fund invests at least 80% of its net
                                        assets in companies that are principally
                                        engaged in financial services.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust(1)                 Seeks income and capital appreciation.
                                        To do this, the Fund invests at least
                                        80% of its net assets in a diversified
                                        mix of debt securities and instruments
                                        with maturity durations of approximately
                                        4 to 6 years.

   Bond Index Trust B                   Seeks to track the performance of the
                                        Lehman Brothers Aggregate Bond Index(2)
                                        (which represents the U.S. investment
                                        grade bond market). To do this, the
                                        Funds will invest at least 80% of their
                                        net assets in securities listed in the
                                        Lehman Brothers Aggregate Bond Index.(2)

   Short-Term Bond Trust                Seeks income and capital appreciation.
                                        To do this, the Fund invests at least
                                        80% of its net assets in a diversified
                                        mix of debt securities and instruments
                                        with an average credit quality rating of
                                        "A" or "AA" and a weighted average
                                        effective maturity between one and three
                                        years, and no more than 15% of the
                                        Fund's net assets will be invested in
                                        high yield bonds.

DEUTSCHE INVESTMENT MANAGEMENT
   AMERICAS INC. ("DIMA")
   Real Estate Securities Trust         Seeks to achieve a combination of
                                        long-term capital appreciation and
                                        current income. To do this, the Fund
                                        invests at least 80% of its net assets
                                        in equity securities of REITs and real
                                        estate companies.

GRANTHAM, MAYO, VAN OTTERLOO & CO.
   LLC
   Managed Trust(3)                     Seeks income and long-term capital
                                        appreciation. To do this, the Fund
                                        invests primarily in a diversified mix
                                        of common stocks of large capitalization
                                        U.S. companies and bonds with an overall
                                        intermediate term average maturity.

INDEPENDENCE INVESTMENT LLC
   Growth & Income Trust (formerly,
      Growth & Income II Trust)         Seeks income and long-term capital
                                        appreciation. To do this, the Fund
                                        invests at least 65% of its total assets
                                        in a diversified mix of common stocks of
                                        large U.S. companies that have improving
                                        fundamentals and attractive valuations.

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust           Seeks long-term growth of capital. To do
                                        this, the Fund invests at least 65% of
                                        its total assets in equity and
                                        equity-related securities of companies
                                        that exceed $1 billion in market
                                        capitalization and have above-average
                                        growth prospects.

MFC GLOBAL INVESTMENT MANAGEMENT
   (U.S.A.) LIMITED
   500 Index Trust B                    Seeks to approximate the aggregate total
                                        return of abroad U.S. domestic equity
                                        market index. To do this, the Fund
                                        invests at least 80% of its net assets
                                        in the common stocks in the S&P 500
                                        Index(4) and securities that as a group
                                        will behave in a manner similar to the
                                        index.

   Mid Cap Index Trust                  Seeks to approximate the aggregate total
                                        return of a mid cap U.S. domestic equity
                                        market index. To do this, the Fund
                                        invests at least 80% of its net assets
                                        in the common stocks in the S&P Mid Cap
                                        400 Index(4) and securities that as a
                                        group behave in a manner similar to the
                                        index.

   Money Market Trust B                 Seeks to obtain maximum current income
                                        consistent with preservation of
                                        principal and liquidity. To do this, the
                                        Funds invest in high quality, U.S.
                                        dollar denominated money market
                                        instruments.

   Total Stock Market Index Trust       Seeks to approximate the aggregate total
                                        return of abroad U.S. domestic equity
                                        market index. To do this, the Fund
                                        invests at least 80% of its net assets
                                        in the common stocks in the Dow Jones
                                        Wilshire 5000 Index(5) and securities
                                        that as a group will behave in a manner
                                        similar to the index.

PACIFIC INVESTMENT MANAGEMENT COMPANY
   LLC
   Global Bond Trust                    Seeks maximum total return, consistent
                                        with preservation of capital and prudent
                                        investment management. To do this, the
                                        Fund invests at least 80% of its net
                                        assets in fixed income instruments,
                                        futures contracts (including related
                                        options) with respect to such securities
                                        and options on such securities.

   Total Return Trust                   Seeks maximum total return, consistent
                                        with preservation of capital and prudent
                                        investment management. To do this, the
                                        Fund invests at least 65% of its total
                                        assets in a diversified fund of fixed
                                        income instruments of varying
                                        maturities.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B   Seeks to track the performance of
                                        abroad-based equity index of foreign
                                        companies primarily in developed
                                        countries and, to a lesser extent, in
                                        emerging market countries. To do this,
                                        the Fund invests at least 80% of its
                                        assets in securities listed in the
                                        Morgan Stanley Capital International All
                                        Country World Excluding U.S. Index.(6)

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust               Seeks to provide long-term growth of
                                        capital. Current income is a secondary
                                        objective. To do this, the Fund invests
                                        at least 80% of its net assets in the
                                        common stocks of large and medium-sized
                                        blue chip growth companies that are well
                                        established in their industries.

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)

   Equity-Income Trust                  Seeks to provide substantial dividend
                                        income and also long-term capital
                                        appreciation. To do this, the Fund
                                        invests at least 80% of its net assets
                                        in equity securities, with 65% in common
                                        stocks of well-established companies
                                        paying above-average dividends.

   Health Sciences Trust                Seeks long-term capital appreciation. To
                                        do this, the Fund invests at least 80%
                                        of its net assets in common stocks of
                                        companies engaged in the research,
                                        development, production, or distribution
                                        of products or services related to
                                        health care, medicine, or the life
                                        sciences.

   Mid Value Trust                      Seek long-term capital appreciation. To
                                        do this, the Fund invests at least 80%
                                        of its net assets in a diversified mix
                                        of common stocks of mid size U.S.
                                        companies that are believed to be
                                        undervalued by various measures and
                                        offer good prospects for capital
                                        appreciation.

WELLINGTON MANAGEMENT COMPANY, LLP
   Mid Cap Stock Trust                  Seeks long-term growth of capital. To do
                                        this, the Fund invests at least 80% of
                                        its net assets in equity securities of
                                        medium-sized companies with significant
                                        capital appreciation potential.

   Small Cap Growth Trust               Seeks long-term capital appreciation. To
                                        do this, the Fund will invest at least
                                        80% of its net assets in small-cap
                                        companies that are believed to offer
                                        above-average potential for growth in
                                        revenues and earnings.

   Small Cap Value Trust                Seeks long-term capital appreciation. To
                                        do this, the Fund will invest at least
                                        80% of its net assets in small-cap
                                        companies that are believed to be
                                        undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                     Seeks to realize an above-average total
                                        return over a market cycle of three to
                                        five years, consistent with reasonable
                                        risk. To do this, the Fund invests at
                                        least 80% of its net assets in high
                                        yield securities, including corporate
                                        bonds, preferred stocks and U.S.
                                        Government and foreign securities.

                                  M FUND, INC.
         (We show the Fund's manager in bold above the name of the Fund)

BRANDES INVESTMENT PARTNERS, LLC
   Brandes International Equity
      Fund(7)                           Seeks long-term capital appreciation
                                        through investment in equity securities
                                        of foreign issuers, including common
                                        stocks, and securities that are
                                        convertible into common stocks.

IRIDIAN ASSET MANAGEMENT LLC
   Business Opportunity Value Fund(7)   Seeks long-term capital appreciation
                                        through investment primarily in equity
                                        securities of U.S. issuers in the
                                        large-to-medium capitalization segment
                                        of the U.S. stock market.

FRONTIER CAPITAL MANAGEMENT COMPANY,
   LLC
   Frontier Capital Appreciation Fund
      (7)                               Seeks maximum capital appreciation
                                        through investment in common stock of
                                        U.S. companies of all states, with
                                        emphasis on stocks with capitalizations
                                        consistent with those of companies found in the Russell 2500 Index.

TURNER INVESTMENT PARTNERS, INC.
   Turner Core Growth Fund(7)           Seeks long-term capital appreciation
                                        through investment mainly in common
                                        stocks of U.S. companies that have
                                        strong earnings-growth potential.

(1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC.

(2) Lehman Brothers provides the Lehman Brothers Global Aggregate Index. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Lehman Brothers, nor does it make any representation regarding the advisability of investing in the Trust.

(3) The Managed Trust is subadvised by Grantham, Mayo, Van Otterloo & Co. LLC and Declaration Management & Research LLC.

(4) "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Standard & Poor's(R) was from $1.42 billion to $410.66 billion; for the Standard & Poor's 500(R) $1.42 billion to $410.66 billion and; for the S&P Mid Cap 400(R) $590 million to $12.5 billion.

(5) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Wilshire 5000 was from $38 million to $410.66 billion.

(6) MSCI All Country World ex-US IndexSM is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2007 the mid cap range was from $37 million to $244.4 billion.

(7) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

                 VI. Information about Fixed Investment Options

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). We invest the assets of the Fixed Investment Options (including the DCA rate account) in our General Account. You have no interest in or preferential claim on any of the assets held in our General Account. The investments we purchase with amounts you allocate to any Fixed Investment Option belongs to us and we bear all the investment risk on that money as long as it is in those options. You will earn interest at the applicable ownership rate of return even if we experience an investment loss on the assets allocated to these options; any favorable investment performance on these assets, however, belongs to us.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933.We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation units" of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction
                                   DIVIDED BY
      value of one accumulation unit for the applicable Variable Investment
                     Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option valuation procedures.")

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

         number of accumulation units in the Variable Investment Options
                                      TIMES
      value of one accumulation unit for the applicable Variable Investment
                               Option at that time

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

     - the amount of Purchase Payment or transferred amounts allocated to the Fixed Investment Option, minus

     - the amount of any withdrawals or transfers paid out of the Fixed Investment Option, minus

     - the amount of any charges and fees deducted from that Fixed Investment Option, plus

     - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract, and

     - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract ).

Subject to these requirements, you may subsequently change the Maturity Date. The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date, however. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply. (See "VIII. Federal Tax Matters").

Choosing Fixed or Variable Annuity Payments

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a ownership basis as one investment option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a ownership basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We also will deduct any applicable premium tax charge.

Once annuity payments commence, you may not make transfers from Fixed to Variable or from Variable to Fixed Investment Options.

SELECTING AN ANNUITY OPTION

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period on a fixed basis (discussed under "Annuity Options".)

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is not at least $5,000 ($2,000 for Contracts issued in MA), Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50 ($20 for Contracts issued in NY), we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.. Each Contract issued in NY provides that if the initial monthly payment under an Annuity Option would be more than $20 and less than $50, we may, in lieu of providing monthly annuity payments, instead apply your Contract Value to provide payments on a quarterly, semiannual, or annual basis.

Subject to these limitations, your Beneficiary may elect an Annuity Option if:

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

     - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value or Annuity Unit value will be the same as the value at the close of the next following Business Day.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

TRANSFERS DURING THE ANNUITY PERIOD

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to the Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of ANNUITY UNITs being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity benefit payments begin, no transfers may be made from payments on a ownership basis to payments on a variable basis or from payments on a variable basis to payments on a ownership basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each ownership monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

     - the applicable ownership annuity purchase rate shown in the appropriate table in the Contract; or

     - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the ownership period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both ownership and/or Variable Annuity payments. With Options E, F, and G, we offer only ownership annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

Option A: "life annuity with 5 years guaranteed" and

Option B: "life annuity without further payment on the death of payee."

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


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Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Tax-Free Rollovers

If permitted under your plan, you may make a tax-free rollover:
from

     -    a traditional IRA to another traditional IRA;

     - from a traditional IRA to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA;

     - between a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and any such plans;

     - from a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and

     - from a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. Beginning in 2007, a beneficiary who is not your surviving spouse may directly roll over the amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

Also effective in 2008, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              X. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record; and

     -    certain other conditions referenced in the contract.

An assignment, pledge, or other transfer may be a taxable event. See "VIII. Federal Tax Matters" above. Therefore, you should consult a competent tax adviser before taking any such action.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    the mortality and expense risk charges;

     -    the annual contract fee; and

     - any withdrawal charge payable if the Owner surrenders his contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current Yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Funds.

VOTING PRIVILEGES

At meetings of the Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment;

     -    the size of the group or class;

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Payments are remitted;

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We do not expect the compensation we pay to broker-dealers (including Signator) and financial institutions to exceed 8.0% of Purchase Payment (on a present value basis) for sales and servicing of the Contracts described in this Prospectus. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, and the financial statements of John Hancock Variable Annuity Account H at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

              APPENDIX A: Examples of Withdrawal Charge Calculation

Assume The Following Facts:

On January 1, 2004, you make a $5,000 initial Purchase Payment and we issue you a Contract.

On January 1, 2005, you make a $1,000 Purchase Payment.

On January 1, 2006, you make a $1,000 Purchase Payment.

On January 1, 2007, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2007. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge that will differ between a Revolution Value II - Value Plan A Contract and a Revolution Value II - Value Plan B Contract.

If you purchased a Value Plan A Contract, the charge would be $360.22, and we would withdraw a total of $7,360.22 from your Contract:

$7,000.00 -- withdrawal request payable to you
+  360.22 -- withdrawal charge payable to us
---------
$7,360.22 -- total amount withdrawn from your Contract

If you purchased a Value Plan B Contract, the charge would be $102.15, and we would withdraw a total of $7,102.15 from your Contract:

$7,000.00   withdrawal request payable to you
+  102.15   withdrawal charge payable to us
---------
$7,102.15   total amount withdrawn from your Contract

Although the WITHDRAWAL CHARGE on a Value Plan B Contract is LOWER than that on a Value Plan A Contract, the Separate Account ASSET-BASED CHARGE is HIGHER. You would therefore need to achieve better investment results on a Value Plan B Contract to reach the assumed $7,500 of favorable investment earnings.

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE ON A REVOLUTION VALUE II - VALUE PLAN A CONTRACT:

We FIRST distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

Next we repay to you the $5,000 Purchase Payment you paid in 2004. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2004 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $240 from your Contract to cover the withdrawal charge on your 2004 Purchase Payment. We pay the remainder of $4,560 to you as a part of your withdrawal request.

$5,000
-  200 -- free withdrawal amount (payable to you)
------
$4,800
x  .05
------
$  240 -- withdrawal charge on 2004 Purchase Payment (payable to us)
$4,800
-  240
------
$4,560 -- part of withdrawal request payable to you

We NEXT deem the entire amount of your 2005 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 6%. We deduct the resulting $60 from your Contract to cover the withdrawal charge on your 2005 Purchase Payment. We pay the remainder of $940 to you as a part of your withdrawal request.

$1,000
x  .06
------
$   60 -- withdrawal charge on 2005 Purchase Payment (payable to us)
$1,000
-   60
------
$  940 -- part of withdrawal request payable to you

We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,560 from your 2004 Purchase Payment under paragraph 2, and $940 from your 2005 Purchase Payment under paragraph 3. Therefore, $800 is needed to reach $7,000.

$7,000 -- total withdrawal amount requested
-  500 -- profit
-  200 -- free withdrawal amount
-4,560 -- payment deemed from initial Purchase Payment
-  940 -- payment deemed from 2005 Purchase Payment
------
$  800 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2006. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

$    800 =  x - [.07x]
$    800 =  .93x
$800/.93 =  x
$ 860.22 =  x
$ 860.22 -- deemed withdrawn from 2006 Purchase Payment
$ 800.00 -- part of withdrawal request payable to you
--------
$  60.22 -- withdrawal charge on 2006 Purchase Payment deemed withdrawn
            (payable to us) on a Value Plan A Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE ON A REVOLUTION VALUE II - VALUE PLAN B CONTRACT:

We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

Next we repay to you the $5,000 Purchase Payment you paid in 2004. Under the free withdrawal provision, $200 of that Purchae Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). The remaining balance of $4,800 represents your 2004 Purchase Payment. Because you made that Purchase Payment 3 years ago, there is no withdrawal charge due on that Purchase Payment, and we would pay the full $4,800 to you as a part of your withdrawal request.

$5,000
-  200 -- free withdrawal amount (payable to you)
------
$4,800
x  .00
------
$    0 -- no withdrawal charge on 2004 Purchase Payment
$4,800
-    0
------
$4,800 -- part of withdrawal request payable to you

We NEXT deem the entire amount of your 2005 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 6%. We deduct the resulting $60 from your Contract to cover the withdrawal charge on your 2005 Purchase Payment. We pay the remainder of $940 to you as a part of your withdrawal request.

$1,000
x  .06
------
$   60 -- withdrawal charge on 2005 Purchase Payment (payable to us)
$1,000
-   60
------
$  940 -- part of withdrawal request payable to you

We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,800 from your 2004 Purchase Payment under paragraph 2, and $940 from your 2005 Purchase Payment under paragraph 3. Therefore, $560 is needed to reach $7,000.

$7,000 -- total withdrawal amount requested
-  500 -- profit
-  200 -- free withdrawal amount
-4,800 -- payment deemed from initial Purchase Payment
-  940 -- payment deemed from 2005 Purchase Payment
------
$  560 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2006. We use the following formula to determine how much more we need to withdraw: Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

$    560 =  x - [.07x]
$    560 =  .93x
$560/.93 =  x
$ 601.15 =  x
$ 602.15 -- deemed withdrawn from 2006 Purchase Payment
$ 560.00 -- part of withdrawal request payable to you
--------
$  42.15 -- withdrawal charge on 2006 Purchase Payment deemed withdrawn
            (payable to us) on a Revolution Value II - Value Plan B Contract

                  APPENDIX B: Optional Enhanced Death Benefits

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

     -    only if the Rider is available in your state;

     -    only when you applied for the Contract;

     - if you elected the Highest Anniversary Value Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

     - if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

     -    the Contract's Maturity Date; or

     -    upon your surrendering the Contract; or

     - a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death.

In addition, you may terminate the Highest Anniversary Value Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the cover page. If you purchased an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.

The following is a general summary of some of the terms used in most states for these Riders. For a more complete description of the terms and conditions of any optional death benefit Rider, however, you should refer directly to your Contract.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

Under this benefit, we will pay the greater of:

     -    the standard death benefit;

     - the highest total value of your Contract as of any anniversary of your Contract during the measuring period, plus any Purchase Payments you have made since that anniversary, but adjusted for any partial withdrawals you have taken since that anniversary (partial withdrawals reduce this component of the death benefit in direct proportion to the percentage of Contract Value that was reduced).

The "measuring period" for the Highest Anniversary Value Death Benefit Rider includes only those Contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81.

The "measuring life" for the Highest Anniversary Value Death Benefit Rider is:

     - the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

     - the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

     - the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;

     - the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the "measuring life."

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION

HERE IS HOW THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT WORKS BEFORE YOU MAKE A
WITHDRAWAL:

Assume:

On January 1, 2003, you make a $100,000 initial Purchase Payment and we issue you a Contract.

On January 1, 2006, your current account value is $95,000.

On January 1, 2006, your highest anniversary value is $120,000.

Then:

We first determine your "standard" death benefit. This is the higher of your Purchase Payments ($100,000) and your current account value ($95,000). In this case, the standard death benefit is $100,000.

Next, we determine the greater of your standard death benefit ($100,000) and your highest anniversary value ($120,000).

The highest anniversary value death benefit before a withdrawal would be $120,000.

Here is how the highest anniversary death benefit Rider works after you make a withdrawal:

Assume the same facts as above. In addition, assume:

On January 2, 2006, you make a partial withdrawal of $10,000.

On January 2, 2006, your current account value would have been $95,000 if you had not made a withdrawal.

In this case:

We FIRST determine the proportion of your current account value that was reduced by the withdrawal: ($10,000/$95,000) or 10.52631%.

Next, we reduce your Purchase Payment in the same proportion: $100,000 - ($100,000 x .1052631) = $89,473.69.

Next, we determine your revised standard benefit by comparing your current account value after the withdrawal ($85,000) to the reduced Purchase Payment ($89,473.69). In this case, your revised standard death benefit is $89,473.69.

Next, we reduce your highest anniversary value in the same proportion as the reduction of current account value:

$120,000 - ($120,000 x .1052631) = $107,368.42.

Next, we determine the greater of your revised standard death benefit ($89,473.69) and your revised highest anniversary value ($107,368.42).

In this case, the highest anniversary value death benefit after the withdrawal is $107,368.42

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER

(not available for Contracts issued to Qualified Plans and various states including NY)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchase the benefit. In certain marketing materials, this Rider may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount available for purchase varies. In general:

     - if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount is 40% of the difference between the Contract's death benefit and your "Net Purchase Payments" (up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments"),

     - if any of the Owners or the Annuitant is between age 70 and 75 on the date your benefit is issued (the maximum age we permitted), the earnings enhancement amount is 25% of the difference between the Contract's death benefit and your "Net Purchase Payments" (up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments"), and

     - if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments" for purposes of this Rider, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any withdrawal charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the death of the measuring life (excluding the initial Purchase Payments).

We calculate the "measuring period" and the "measuring life" for the Earnings Enhancement Death Benefit Rider differently than we do for the Highest Anniversary Value Death Benefit Rider. FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO THE YOUR CONTRACT.

EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PURCHASE PAYMENT

Assume:

     - You elect the earnings enhancement death benefit Rider (but not the enhanced death benefit Rider) when you purchased your Contract,

     - At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial Purchase Payment of $100,000,

     - You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

     - We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

Calculation of Standard Death Benefit

We compare the total value of your Contract ($180,000) to the total amount of Purchase Payments you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Purchase Payments," up to a maximum benefit amount equal to 80% of your "Adjusted Net Purchase Payments."

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments - To determine "Net Purchase Payments," we reduce the Purchase Payments you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Purchase Payments is $100,000. To determine "Adjusted Net Purchase Payments," we reduce the Net Purchase Payments ($100,000) by any Purchase Payments you made, other than the initial Purchase Payment, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Purchase Payments" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit Rider in this example is 80% of the Adjusted Net Purchase Payments ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Purchase Payments ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PURCHASE PAYMENT

Assume:

     - You elect the earnings enhancement death benefit Rider and the enhanced death benefit Rider when you purchase your Contract,

     - At the time of purchase, you are over age 70 and you pay an initial Purchase Payment of $100,000,

     - You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

     - On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date

     - On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,

     - On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,

     - We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

Calculation of Enhanced Death Benefit

In this example, the enhanced death benefit is the highest of an accumulated "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Roll-up - We calculate the amount of each Purchase Payment you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial Purchase Payment, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second Purchase Payment is $10,246.95. The total amount of the "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any Purchase Payments since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000) is higher than the roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

Calculation of Earnings Enhancement Amount

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Purchase Payments," up to a maximum benefit amount equal to 50% of your "Adjusted Net Purchase Payments."

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments - To determine "Net Purchase Payments," we reduce the Purchase Payments you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Purchase Payments is the amount of Purchase Payments paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Purchase Payments," we reduce the Net Purchase Payments ($105,000) by any Purchase Payments you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Purchase Payments" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit Rider in this example is 50% of your Adjusted Net Purchase Payments ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Purchase Payments ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 30 IN CONNECTION WITH THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

                        APPENDIX C: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a traditional IRA or another Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that such rollover consists of designated Roth contributions to the rollover.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges.)

Revolution Value II

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                 ACCUMULATION UNIT VALUES- REVOLUTION VALUE II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year      $    13.66 $    13.24         --       --       --       --       --       --       --       --
Value at End of Year             15.56      13.66         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    683,950    735,944         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           13.66      13.24         --       --       --       --       --       --       --       --
Value at End of Year             15.42      13.66         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     77,818     83,431         --       --       --       --       --       --       --       --

ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES
(units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      10.19    10.00       --       --       --       --       --       --
Value at End of Year                --         --      10.52    10.19       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --  1,041,900  443,327       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      10.19    10.00       --       --       --       --       --       --
Value at End of Year                --         --      10.52    10.19       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --  1,041,900  443,327       --       --       --       --       --       --

ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           10.64      10.52         --       --       --       --       --       --       --       --
Value at End of Year             10.96      10.64         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    863,214    966,933         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           10.64      10.52         --       --       --       --       --       --       --       --
Value at End of Year             10.86      10.64         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     74,786     80,832         --       --       --       --       --       --       --       --

AIM V. I. CAPITAL DEVELOPMENT FUND (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES
(units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.84     9.98       --       --       --       --       --       --
Value at End of Year                --         --      14.59    12.84       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --     47,223   14,362       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.84     9.98       --       --       --       --       --       --
Value at End of Year                --         --      14.59    12.84       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --     47,223   14,362       --       --       --       --       --       --

AIM V. I. PREMIER EQUITY FUND (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES
(units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.78     9.99       --       --       --       --       --       --
Value at End of Year                --         --      12.28    11.78       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --     23,346   12,153       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.78     9.99       --       --       --       --       --       --
Value at End of Year                --         --      12.28    11.78       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --     23,346   12,153       --       --       --       --       --       --

BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           12.89      12.23         --       --       --       --       --       --       --       --
Value at End of Year             13.93      12.89         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    586,768    611,301         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           12.89      12.23         --       --       --       --       --       --       --       --
Value at End of Year             13.80      12.89         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     46,876     50,588         --       --       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         -- $    10.05 $  10.00       --       --       --       --       --       --
Value at End of Year                --         --      10.31    10.05       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    484,158  171,350       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      10.05    10.00       --       --       --       --       --       --
Value at End of Year                --         --      10.31    10.05       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    484,158  171,350       --       --       --       --       --       --

BOND INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           10.41      10.31         --       --       --       --       --       --       --       --
Value at End of Year             10.67      10.41         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    426,754    463,689         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           10.41      10.31         --       --       --       --       --       --       --       --
Value at End of Year             10.57      10.41         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     73,441     81,479         --       --       --       --       --       --       --       --

CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)

Contracts with no Optional Benefits
Value at Start of Year           12.13         --         --       --       --       --       --       --       --       --
Value at End of Year             12.22         --         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    220,976         --         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           12.13         --         --       --       --       --       --       --       --       --
Value at End of Year             12.11         --         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     10,234         --         --       --       --       --       --       --       --       --

EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --      11.89      11.75    10.00       --       --       --       --       --       --
Value at End of Year                --      11.19      11.89    11.75       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    214,675   80,620       --       --       --       --       --       --

Contracts with no Optional
Benefits
Value at Start of Year           11.19      11.89      11.75    10.00       --       --       --       --       --       --
Value at End of Year             11.19      11.19      11.89    11.75       --       --       --       --       --       --
Value Plan "B" No. of Units          6          6    214,675   80,620       --       --       --       --       --       --

EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.14     9.99       --       --       --       --       --       --
Value at End of Year                --         --      13.24    12.14       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    695,131  264,753       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.14     9.99       --       --       --       --       --       --
Value at End of Year                --         --      13.24    12.14       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    695,131  264,753       --       --       --       --       --       --

EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           14.14      14.15         --       --       --       --       --       --       --       --
Value at End of Year             16.59      14.14         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units  1,109,939  1,205,792         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           14.14      14.15         --       --       --       --       --       --       --       --
Value at End of Year             13.92      14.14         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units    114,979    119,277         --       --       --       --       --       --       --       --

FIDELITY VIP CONTRAFUND (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES
(units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.40     9.99       --       --       --       --       --       --
Value at End of Year                --         --      14.09    12.40       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    562,827  212,309       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year              --         -- $    12.40 $   9.99       --       --       --       --       --       --
Value at End of Year                --         --      14.09    12.40       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    562,827  212,309       --       --       --       --       --       --

FIDELITY VIP OVERSEAS (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05 - NAV SHARES
(units first credited 5-01-2003)

Contracts with no Optional
Benefits
Value at Start of Year              --         --      14.55    10.03       --       --       --       --       --       --
Value at End of Year                --         --      16.27    14.55       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    128,655   50,831       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      14.55    10.03       --       --       --       --       --       --
Value at End of Year                --         --      16.27    14.55       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    128,655   50,831       --       --       --       --       --       --

FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.15     9.97       --       --       --       --       --       --
Value at End of Year                --         --      13.01    12.15       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --     83,430   29,653       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.15     9.97       --       --       --       --       --       --
Value at End of Year                --         --      13.01    12.15       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --     83,430   29,653       --       --       --       --       --       --

FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           13.78      13.01         --       --       --       --       --       --       --       --
Value at End of Year             16.73      13.78         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units     82,467     77,643         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           13.78      13.01         --       --       --       --       --       --       --       --
Value at End of Year             16.58      13.78         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units      5,006      5,125         --       --       --       --       --       --       --       --

FUNDAMENTAL GROWTH FUND (MERGED INTO "LARGE CAP GROWTH" EFF 11-1-04) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.62    10.00       --       --       --       --       --       --
Value at End of Year                --         --      12.02    12.62       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --         --   35,746       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.62    10.00       --       --       --       --       --       --
Value at End of Year                --         --      12.02    12.62       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --         --   35,746       --       --       --       --       --       --

FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.42    10.00       --       --       --       --       --       --
Value at End of Year                --         --      14.15    12.42       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    381,952   58,271       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.42    10.00       --       --       --       --       --       --
Value at End of Year                --         --      14.15    12.42       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    381,952   58,271       --       --       --       --       --       --

FUNDAMENTAL VALUE FUND B (FORMERLY "LARGE CAP VALUE CORE SM") - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.47    10.01       --       --       --       --       --       --
Value at End of Year                --         --      13.32    12.47       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --         --   69,178       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.47    10.01       --       --       --       --       --       --
Value at End of Year                --         --      13.32    12.47       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --         --   69,178       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES
(units first credited 11-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         -- $    10.95 $  10.04       --       --       --       --       --       --
Value at End of Year                --         --      11.94    10.95       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    359,727  153,937       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      10.95    10.04       --       --       --       --       --       --
Value at End of Year                --         --      11.94    10.95       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    359,727  153,937       --       --       --       --       --       --

GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           10.91      11.94         --       --       --       --       --       --       --       --
Value at End of Year             11.32      10.91         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    319,840    362,983         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           10.91      11.94         --      --        --       --       --       --       --       --
Value at End of Year             11.22      10.91         --      --        --       --       --       --       --       --
Value Plan "B" No. of Units     41,175     45,815         --      --        --       --       --       --       --       --

GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) - NAV SHARES (units first credited 11-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.91    10.00       --       --       --       --       --       --
Value at End of Year                --         --      13.02    11.91       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    582,173  210,252       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.91    10.00       --       --       --       --       --       --
Value at End of Year                --         --      13.02    11.91       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    582,173  210,252       --       --       --       --       --       --

GROWTH AND INCOME TRUST (FORMERLY, GROWTH & INCOME TRUST II - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           13.99      13.02         --       --       --       --       --       --       --       --
Value at End of Year             15.54      13.99         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    543,379    566,130         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           13.99      13.02         --       --       --       --       --       --       --       --
Value at End of Year             15.40      13.99         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     44,383     40,334         --       --       --       --       --       --       --       --

HEALTH SCIENCES FUND (REPLACED BY HEALTH SCIENCES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.38    10.05       --       --       --       --       --       --
Value at End of Year                --         --      13.56    12.38       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    143,912   53,333       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.38    10.05       --       --       --       --       --       --
Value at End of Year                --         --      13.56    12.38       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    143,912   53,333       --       --       --       --       --       --

HEALTH SCIENCES TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           15.72      13.56         --       --       --       --       --       --       --       --
Value at End of Year             16.80      15.72         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    137,524    146,187         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           15.72      13.56         --       --       --       --       --       --       --       --
Value at End of Year             16.64      15.72         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units      8,179      8,962         --       --       --       --       --       --       --       --

HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      10.68    10.02       --       --       --       --       --       --
Value at End of Year                --         --      11.38    10.68       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    507,832  213,542       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year              --         -- $    10.68 $  10.02       --       --       --       --       --       --
Value at End of Year                --         --      11.38    10.68       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    507,832  213,542       --       --       --       --       --       --

HIGH YIELD - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           11.64      11.38         --       --       --       --       --       --       --       --
Value at End of Year             12.67      11.64         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    451,579    489,099         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           11.64      11.38         --       --       --       --       --       --       --       --
Value at End of Year             12.56      11.64         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     48,466     48,198         --       --       --       --       --       --       --       --

INTERNATIONAL EQUITY INDEX FUND - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.90    10.03       --       --       --       --       --       --
Value at End of Year                --         --      16.48    13.90       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    136,982   54,957       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.90    10.03       --       --       --       --       --       --
Value at End of Year                --         --      16.48    13.90       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    136,982   54,957       --       --       --       --       --       --

INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           18.98      16.48         --       --       --       --       --       --       --       --
Value at End of Year             23.77      18.98         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    337,408    354,395         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           18.98      16.48         --       --       --       --       --       --       --       --
Value at End of Year             23.56      18.98         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     31,546     30,635         --       --       --       --       --       --       --       --

JANUS GLOBAL TECHNOLOGY (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES
(units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.66    10.04       --       --       --       --       --       --
Value at End of Year                --         --      13.54    13.66       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --     65,818   25,339       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.66    10.04       --       --       --       --       --       --
Value at End of Year                --         --      13.54    13.66       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --     65,818   25,339       --       --       --       --       --       --

JANUS WORLDWIDE GROWTH (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES
(units first credited 11-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.42    10.01       --       --       --       --       --       --
Value at End of Year                --         --      12.79    12.42       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --     36,775   16,314       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.42    10.01       --       --       --       --       --       --
Value at End of Year                --         --      12.79    12.42       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --     36,775   16,314       --       --       --       --       --       --

LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.89    10.01       --       --       --       --       --       --
Value at End of Year                --         --      12.23    11.89       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    608,046  172,604       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.89    10.01       --       --       --       --       --       --
Value at End of Year                --         --      12.23    11.89       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    608,046  172,604       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
LARGE CAP GROWTH FUND B (FORMERLY "LARGE CAP AGGRESSIVE GROWTH") - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         -- $    12.15 $   9.98       --       --       --       --       --       --
Value at End of Year                --         --      11.58    12.15       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --         --   26,456       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.15     9.98       --       --       --       --       --       --
Value at End of Year                --         --      11.58    12.15       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --         --   26,456       --       --       --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year              --      12.02         --       --       --       --       --       --       --       --
Value at End of Year                --      11.92         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units         --    230,803         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --      12.02         --       --       --       --       --       --       --       --
Value at End of Year                --      11.92         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units         --     13,439         --       --       --       --       --       --       --       --

LARGE CAP VALUE FUND (REPLACED BY EQUITY INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.17     9.99       --       --       --       --       --       --
Value at End of Year                --         --      13.79    12.17       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    861,562  321,044       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.17     9.99       --       --       --       --       --       --
Value at End of Year                --         --      13.79    12.17       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    861,562  321,044       --       --       --       --       --       --

MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.34    10.00       --       --       --       --       --       --
Value at End of Year                --         --      12.09    11.34       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --  1,554,449  566,087       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.34    10.00       --       --       --       --       --       --
Value at End of Year                --         --      12.09    11.34       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --  1,554,449  566,087       --       --       --       --       --       --

MANAGED TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           12.23      12.09         --       --       --       --       --       --       --       --
Value at End of Year             12.96      12.23         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units  1,276,944  1,480,337         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           12.23      12.09         --       --       --       --       --       --       --       --
Value at End of Year             12.84      12.23         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     91,466    103,171         --       --       --       --       --       --       --       --

MFS INVESTORS GROWTH STOCK (SHARES MERGED INTO 500 INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.50    10.01       --       --       --       --       --       --
Value at End of Year                --         --      12.38    11.50       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --     74,775   29,245       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.50    10.01       --       --       --       --       --       --
Value at End of Year                --         --      12.38    11.50       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --     74,775   29,245       --       --       --       --       --       --

MFS RESEARCH (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      11.85     9.99       --       --       --       --       --       --
Value at End of Year                --         --      13.53    11.85       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --     16,845    7,791       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year              --         -- $    11.85 $   9.99       --       --       --       --       --       --
Value at End of Year                --         --      13.53    11.85       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --     16,845    7,791       --       --       --       --       --       --

MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05)- NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      14.07     9.98       --       --       --       --       --       --
Value at End of Year                --         --      15.49    14.07       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    256,807   95,618       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      14.07     9.98       --       --       --       --       --       --
Value at End of Year                --         --      15.49    14.07       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    256,807   95,618       --       --       --       --       --       --

MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           15.65      14.59         --       --       --       --       --       --       --       --
Value at End of Year             16.92      15.65         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units     56,322     62,663         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           15.65      14.59         --       --       --       --       --       --       --       --
Value at End of Year             16.77      15.65         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units      8,484      8,414         --       --       --       --       --       --       --       --

MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           17.99      15.49         --       --       --       --       --       --       --       --
Value at End of Year             20.15      17.99         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    242,165    254,312         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           17.99      15.49         --       --       --       --       --       --       --       --
Value at End of Year             19.96      17.99         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     25,918     27,948         --       --       --       --       --       --       --       --

MID CAP VALUE (MERGED INTO "MID CAP VALUE B FUND (FORMERLY SMALL/MID CAP CORSM")) - NAV SHARES
(units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.54    10.00       --       --       --       --       --       --
Value at End of Year                --         --      14.73    13.54       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --         --  129,311       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.54    10.00       --       --       --       --       --       --
Value at End of Year                --         --      14.73    13.54       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --         --  129,311       --       --       --       --       --       --

MID CAP VALUE B FUND (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.98     9.99       --       --       --       --       --       --
Value at End of Year                --         --      16.37    13.98       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    504,877   58,481       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.98     9.99       --       --       --       --       --       --
Value at End of Year                --         --      16.37    13.98       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    504,877   58,481       --       --       --       --       --       --

MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           17.32      16.37         --       --       --       --       --       --       --       --
Value at End of Year             20.54      17.32         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    450,637    488,819         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           17.32      16.37         --       --       --       --       --       --       --       --
Value at End of Year             20.36      17.32         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     37,832     38,550         --       --       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------

MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         -- $     9.96 $  10.00       --       --       --       --       --       --
Value at End of Year                --         --       9.92     9.96       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    306,363  227,025       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --       9.96    10.00       --       --       --       --       --       --
Value at End of Year                --         --       9.92     9.96       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    306,363  227,025       --       --       --       --       --       --

MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           10.07       9.62         --       --       --       --       --       --       --       --
Value at End of Year             10.39      10.07         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    287,541    297,606         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           10.07       9.62         --       --       --       --       --       --       --       --
Value at End of Year             10.30      10.07         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     25,292     28,035         --       --       --       --       --       --       --       --

OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.17    10.02       --       --       --       --       --       --
Value at End of Year                --         --      14.41    13.17       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    304,218   32,417       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.17    10.02       --       --       --       --       --       --
Value at End of Year                --         --      14.41    13.17       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    304,218   32,417       --       --       --       --       --       --

OVERSEAS EQUITY C FUND (FORMERLY "EMERGING MARKETS EQUITY" (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04)) - NAV SHARES
(units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      15.40    10.01       --       --       --       --       --       --
Value at End of Year                --         --      16.80    15.40       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --         --   30,182       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      15.40    10.01       --       --       --       --       --       --
Value at End of Year                --         --      16.80    15.40       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --         --   30,182       --       --       --       --       --       --

OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF. 11-1-04)- NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.34    10.01       --       --       --       --       --       --
Value at End of Year                --         --      13.63    13.34       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --         --   31,835       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      13.34    10.01       --       --       --       --       --       --
Value at End of Year                --         --      13.63    13.34       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --         --   31,835       --       --       --       --       --       --

OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           16.81      14.41         --       --       --       --       --       --       --       --
Value at End of Year             19.85      16.81         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    283,182    292,949         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           16.81      14.41         --       --       --       --       --       --       --       --
Value at End of Year             19.67      16.81         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     29,933     29,385         --       --       --       --       --       --       --       --

REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST B EFF 4-29-05) - NAV SHARES
(units first credited 11-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.88    10.07       --       --       --       --       --       --
Value at End of Year                --         --      17.32    12.88       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    260,320   70,858       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year              --         -- $    12.88 $  10.07       --       --       --       --       --       --
Value at End of Year                --         --      17.32    12.88       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    260,320   70,858       --       --       --       --       --       --

REAL ESTATE SECURITIES TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           19.17      17.32         --       --       --       --       --       --       --       --
Value at End of Year             26.10      19.17         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    242,230    250,763         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           19.17      17.32         --       --       --       --       --       --       --       --
Value at End of Year             25.87      19.17         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     24,549     24,713         --       --       --       --       --       --       --       --

SHORT-TERM BOND FUND (MERGED INTO SHORT TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      10.03    10.00       --       --       --       --       --       --
Value at End of Year                --         --      10.02    10.03       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    840,534  297,972       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      10.03    10.00       --       --       --       --       --       --
Value at End of Year                --         --      10.02    10.03       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    840,534  297,972       --       --       --       --       --       --

SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           10.09      10.02         --       --       --       --       --       --       --       --
Value at End of Year             10.40      10.09         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    685,019    747,632         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           10.09      10.02         --       --       --       --       --       --       --       --
Value at End of Year             10.30      10.09         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units    246,040    272,583         --       --       --       --       --       --       --       --

SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES
(units first credited 11-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      14.37    10.03       --       --       --       --       --       --
Value at End of Year                --         --      15.50    14.37       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    203,652   20,260       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      14.37    10.03       --       --       --       --       --       --
Value at End of Year                --         --      15.50    14.37       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    203,652   20,260       --       --       --       --       --       --

SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited
5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.61    10.02       --       --       --       --       --       --
Value at End of Year                --         --      12.46    12.61       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --         --   86,916       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.61    10.02       --       --       --       --       --       --
Value at End of Year                --         --      12.46    12.61       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --         --   86,916       --       --       --       --       --       --

SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year           17.93      12.46         --       --       --       --       --       --       --       --
Value at End of Year             20.05      17.93         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    159,648    166,900         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           17.93      12.46         --       --       --       --       --       --       --       --
Value at End of Year             19.87      17.93         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     14,884     14,515         --       --       --       --       --       --       --       --

Revolution Value II

                               YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                            ---------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
SMALL CAP VALUE FUND (MERGED INTO SMALL CAP VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year              --         -- $    12.89 $   9.98       --       --       --       --       --       --
Value at End of Year                --         --      15.93    12.89       --       --       --       --       --       --
Value Plan "A" No. of Units         --         --    477,312  220,194       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --         --      12.89     9.98       --       --       --       --       --       --
Value at End of Year                --         --      15.93    12.89       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    477,312  220,194       --       --       --       --       --       --

SMALL CAP VALUE TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           17.15      15.93         --       --       --       --       --       --       --       --
Value at End of Year             20.17      17.15         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    414,161    434,570         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           17.15      15.93         --       --       --       --       --       --       --       --
Value at End of Year             19.99      17.15         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     30,658     35,030         --       --       --       --       --       --       --       --

TOTAL RETURN BOND FUND (REPLACED BY TOTAL RETURN TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-02-2003)

Contracts with no Optional Benefits
Value at Start of Year              --      10.42      10.10    10.00       --       --       --       --       --       --
Value at End of Year                --      10.53      10.42    10.10       --       --       --       --       --       --
Value Plan "A" No. of Units         --      1,322    677,755  287,000       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year              --      10.42      10.10    10.00       --       --       --       --       --       --
Value at End of Year                --      10.53      10.42    10.10       --       --       --       --       --       --
Value Plan "B" No. of Units         --         --    677,755  287,000       --       --       --       --       --       --

TOTAL RETURN TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           10.57      10.42         --       --       --       --       --       --       --       --
Value at End of Year             10.80      10.57         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    620,753    663,021         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           10.57      10.42         --       --       --       --       --       --       --       --
Value at End of Year             10.70      10.57         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     79,927     81,821         --       --       --       --       --       --       --       --

TOTAL STOCK MARKET INDEX TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year           14.99      14.09         --       --       --       --       --       --       --       --
Value at End of Year             17.04      14.99         --       --       --       --       --       --       --       --
Value Plan "A" No. of Units    496,699    542,696         --       --       --       --       --       --       --       --

Contracts with no Optional Benefits
Value at Start of Year           14.99      14.09         --       --       --       --       --       --       --       --
Value at End of Year             16.88      14.99         --       --       --       --       --       --       --       --
Value Plan "B" No. of Units     45,035     47,909         --       --       --       --       --       --       --       --

                                   VERSION III
                        "Wealthbuilder Variable Annuity"

                                                    Prospectus dated May 1, 2007


                             (JOHN HANCOCK(R) LOGO)

                             JOHN HANCOCK ANNUITIES

                         Wealth Builder Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in the Wealth Builder deferred Purchase Payment Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY. These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "we," "us," "our," or "the Company."



This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H ("Separate Account"). Each Sub-Account invests in one of the following Funds that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:


JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Bond Index Trust B
Capital Appreciation Trust
Equity-Income Trust
Financial Services Trust
Global Bond Trust
Growth and Income Trust (formerly, Growth & Income II Trust)
Health Sciences Trust
High Yield Trust
International Equity Index Trust B
Managed Trust

JOHN HANCOCK TRUST
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust B
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Value Trust
Total Return Trust
Total Stock Market Index Trust
U.S. Government Securities Trust

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY


ANNUITIES SERVICE CENTER           MAILING ADDRESS
601 Congress Street                Post Office Box 55013
Boston, Massachusetts 02210-2805   Boston, Massachusetts 02205-5230
(617) 663-3000 or (800) 824-0335   www.jhannuities.com

                                Table of Contents


I.    GLOSSARY OF SPECIAL TERMS...........................................     1
II.   OVERVIEW............................................................     3
III.  FEE TABLES..........................................................     4
      EXAMPLES............................................................     5
      FUNDS...............................................................     5
IV.   BASIC INFORMATION...................................................     7
      WHAT IS THE CONTRACT?...............................................     7
      WHO OWNS THE CONTRACT?..............................................     7
      IS THE OWNER ALSO THE ANNUITANT?....................................     7
      HOW CAN I INVEST MONEY IN A CONTRACT?...............................     7
         Purchase Payments................................................     7
         Initial Purchase Payment.........................................     7
         Issue Date and Contract Year.....................................     7
         Limits on Purchase Payments......................................     8
         Ways to Make Additional Purchase Payments........................     8
         Additional Purchase Payments by Wire.............................     8
      HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE
         OVER TIME? ......................................................     8
         Variable Investment Options......................................     8
         Fixed Investment Options.........................................     8
      WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?....................     9
      TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE
         CONTRACTS? ......................................................     9
         State Law Insurance Requirements.................................     9
         Variations in Charges or Rates...................................     9
      WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?.................     9
      HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?..............    10
         Allocation of Purchase Payments..................................    10
         Transfers Among Investment Options...............................    10
         Procedure for Transferring Your Assets...........................    11
         Telephone and Facsimile Transactions.............................    11
         Electronic Information...........................................    11
         Dollar Cost Averaging Programs...................................    12
         Strategic Rebalancing Program....................................    12
      WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?............    12
         Asset-Based Charges..............................................    13
         Annual Contract Fee..............................................    13
         Premium Taxes....................................................    13
         Withdrawal Charge................................................    13
         Other Charges....................................................    14
      HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?..........................    15
         Surrenders and Partial Withdrawals...............................    15
         Waiver of Withdrawal Charge Rider................................    15
         Systematic Withdrawal Plan.......................................    16
         Telephone Withdrawals............................................    16
      WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY
         CONTRACT'S DATE OF MATURITY? ....................................    16
         Death Benefits - In General......................................    16
         Distribution Requirements Following Death of Owner...............    17
         Death Benefits Following Death of Annuitant......................    17
         Standard Death Benefit...........................................    18
         Enhanced Death Benefit Riders....................................    18
         Calculation and Payment of Death Benefit Value...................    18
      WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE TO ME WHEN I
         PURCHASED A CONTRACT? ...........................................    18
         Accumulated Value Enhancement Benefit............................    18
         Guaranteed Retirement Income Benefit.............................    19
      CAN I RETURN MY CONTRACT?...........................................    19
V.    GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE FUNDS        20
      THE COMPANY.........................................................    20
      THE SEPARATE ACCOUNT................................................    20
      THE FUNDS...........................................................    21
VI.   INFORMATION ABOUT FIXED INVESTMENT OPTIONS..........................    25
      IN GENERAL..........................................................    25
      HOW THE FIXED INVESTMENT OPTIONS WORK...............................    25
VII.  THE ACCUMULATION PERIOD.............................................    27
      YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS.......................    27
      VALUATION OF ACCUMULATION UNITS.....................................    27
      YOUR VALUE IN THE FIXED INVESTMENT OPTIONS..........................    27
VIII. THE ANNUITY PERIOD..................................................    28
      MATURITY DATE.......................................................    28
      CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS.........................    28
         Selecting an Annuity Option......................................    28
         Variable Monthly Annuity Payments................................    28
         Variable Investment Option valuation procedures..................    29
         Assumed Investment Rate..........................................    29
         Transfers During the Annuity Period..............................    29
         Fixed Monthly Annuity Payments...................................    29
         Annuity Options..................................................    29
IX.   FEDERAL TAX MATTERS.................................................    31
      INTRODUCTION........................................................    31
      OUR TAX STATUS......................................................    31
      SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS........................    31
      NON-QUALIFIED CONTRACTS.............................................    31
      QUALIFIED CONTRACTS.................................................    34
      SEE YOUR OWN TAX ADVISER............................................    36
X.    OTHER INFORMATION...................................................    37
      ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY..........................    37
      PERFORMANCE INFORMATION.............................................    37
      REPORTS.............................................................    37
      VOTING PRIVILEGES...................................................    38
      VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES.................    38
      DISTRIBUTION OF CONTRACTS...........................................    38
      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................    39
APPENDIX A: DETAILS ABOUT FIXED INVESTMENT OPTIONS........................   A-1
APPENDIX B: EXAMPLE OF WITHDRAWAL CHARGE..................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS..............................   C-1
APPENDIX D: QUALIFIED PLAN TYPES..........................................   D-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES................................   U-1

We provide additional information about the Contracts and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statements of Additional Information with the SEC on, the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.


JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Statement of Additional Information
Table of Contents


                                                                     page of SAI
                                                                     -----------
Distribution......................................................        3
Calculation of Performance Data...................................        3
Other Performance Information.....................................        4
Calculation of Annuity Payments...................................        4
Additional Information About Determining Unit Values..............        6
Purchases and Redemptions of Fund Shares..........................        6
The Account.......................................................        7
Delay of Certain Payments.........................................        7
Liability for Telephone Transfers.................................        7
Voting Privileges.................................................        7
Legal and Regulatory Matters......................................        8
Financial Statements..............................................        9

                          I. Glossary of Special Terms


The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Annuity Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress St. Boston, MA 02210-2805.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.



ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.



ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.


CONTRACT: The Variable Annuity Contracts described by this Prospectus.


CONTRACT VALUE: At any time before the Maturity Date, the total value of your Contract equals:

     -    the total amount you invested;

     -    minus all charges we deduct;

     -    minus all withdrawals you have made;

     - plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a Fixed Investment Option;

     - plus or minus each Variable Investment Option's positive or negative investment return that we credit daily to any of your Contract's value while it is in that option; and

     - plus the interest we credit to any of your Contract's value while it is in a Fixed Investment Option.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.


FUND: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


GENERAL ACCOUNT: All of our assets other than assets in the Separate Account or in any other separate account that we may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.


MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.


NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract on the Maturity Date.


PROSPECTUS: This Prospectus that describes interests in a Contract.

PURCHASE PAYMENT: An amount paid by a Contract Owner to us as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A Retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H. A separate account is a segregated account of a company that is not commingled with the general assets and obligations of that company.

SUB-ACCOUNT: A sub-account of the Separate Account. Each Sub-Account invests in shares of a specific Fund.

SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option which corresponds to a Sub-Account of the Separate Account that invests in shares of a specific Fund.

                                  II. Overview


This is the Prospectus - not the Contract. The Prospectus simplifies many Contract provisions to better communicate the Contract's essential features. Your rights and obligations under a Contract will be determined by the language of the Contract itself. On request, we will provide the form of Contract for you to review. Please read your Contract and keep it for future reference.

The Contracts described in this Prospectus are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you buy a Contract or exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to policies or Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about other products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Fund of the John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Fund of the Trust. Each of the Funds is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Fund. Be sure to read that Prospectus before selecting any of the Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment".


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

The Contracts were not available in all states. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A WEALTH BUILDER CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(1)              WEALTH BUILDER
--------------------------------------         -----------------------
Maximum Withdrawal Charge                       7% for the first year
(as % of amount withdrawn or surrendered)(2)    6% for the second year
                                                5% for the third year
                                                4% for the fourth year
                                                3% for the fifth year
                                                2% for the sixth year
                                               1% for the seventh year
                                                    0% thereafter

Maximum transfer charge(3)                               $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                                 WEALTH BUILDER
                                               ------------------
Maximum Annual Contract Fee(4)                         $50

Current Annual Contract Fee(5)                         $30

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A
   PERCENTAGE OF AVERAGE ACCOUNT VALUE)(6)

Asset Based Charge                                    1.25%

OPTIONAL BENEFIT RIDER CHARGES (AS A
   PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE
   UNLESS OTHERWISE STATED)(7)_

Accumulated Value Enhancement
("CARESolutions Plus") Rider (as a
   percentage of your initial Purchase         Maximum Fee: 1.00%
   Payment)(8)                                 Current Fee: 0.35%

Earnings  Enhancement ("Beneficiary Tax
   Relief") Death Benefit Rider                       0.25%

Enhanced Death Benefit Rider(9)                       0.25%

Guaranteed Retirement Income Benefit
   Rider(10)                                          0.30%

Waiver of Withdrawal Charge
   ("CARESolutions") Rider(11)                        0.10%

(4) This charge is not currently imposed, and would only apply to Wealth Builder Contracts of less than $50,000.


(5) This charge applies only to Wealth Builder Variable Annuity Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.


(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options or in the guarantee rate account under our dollar-cost averaging value program.

(7) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(8) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but we reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(9) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(10) This Rider is not available for Contracts issued after April 30, 2004.


(11) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.


TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM   MAXIMUM
------------------------------------                    -------   -------
Range of expenses that are deducted from Fund assets,
   including  management fees and other expenses         0.25%     1.15%

EXAMPLES


The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

The first example assumes that you invest $10,000 in a Contract with the following optional benefit Riders: Waiver of Withdrawal Charge Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


WEALTH BUILDER VARIABLE ANNUITY                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------                         ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                              $1,064    $1,757    $2,461    $4,444

If you annuitize, or do not surrender the Contract at
   the end of the applicable time period:               $  434    $1,308    $2,192    $4,444


The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


WEALTH BUILDER VARIABLE ANNUITY                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------                         ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                               $784      $925     $1,092    $1,808

If you annuitize, or do not surrender the Contract at
   the end of the applicable time period:                $154      $479     $  827    $1,808



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



                                                                           ACQUIRED
                                                                          FUND FEES      TOTAL       CONTRACTUAL       NET
                                  MANAGEMENT                   OTHER         AND       OPERATING       EXPENSE      OPERATING
FUNDS                                FEES      12B-1 FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
-----                             ----------   ----------   -----------   ---------   -----------   -------------   ---------
JOHN HANCOCK TRUST (NAV):
500 INDEX B(3)                       0.46%        0.00%        0.03%         0.00%       0.49%          0.24%         0.25%
ACTIVE BOND                          0.60%        0.00%        0.04%         0.00%       0.64%          0.00%         0.64%
BLUE CHIP GROWTH(4)                  0.81%        0.00%        0.02%         0.00%       0.83%          0.00%         0.83%
BOND INDEX B(3)                      0.47%        0.00%        0.06%         0.00%       0.53%          0.28%         0.25%
CAPITAL APPRECIATION                 0.75%        0.00%        0.03%         0.00%       0.78%          0.00%         0.78%
EQUITY-INCOME(4)                     0.81%        0.00%        0.03%         0.00%       0.84%          0.00%         0.84%
FINANCIAL SERVICES                   0.82%        0.00%        0.04%         0.00%       0.86%          0.00%         0.86%
GLOBAL BOND                          0.70%        0.00%        0.10%         0.00%       0.80%          0.00%         0.80%
GROWTH & INCOME                      0.67%        0.00%        0.01%         0.00%       0.68%          0.00%         0.68%
HEALTH SCIENCES(4)                   1.05%        0.00%        0.09%         0.00%       1.14%          0.00%         1.14%
HIGH YIELD                           0.66%        0.00%        0.05%         0.00%       0.71%          0.00%         0.71%
INTERNATIONAL EQUITY INDEX B(3)      0.53%        0.00%        0.04%         0.01%       0.58%          0.23%         0.35%
MANAGED                              0.69%        0.00%        0.03%         0.00%       0.72%          0.00%         0.72%
MID CAP INDEX                        0.48%        0.00%        0.04%         0.00%       0.52%          0.00%         0.52%
MID CAP STOCK                        0.84%        0.00%        0.04%         0.00%       0.88%          0.00%         0.88%
MID VALUE(4)                         0.98%        0.00%        0.08%         0.00%       1.06%          0.00%         1.06%
MONEY MARKET B(3)                    0.50%        0.00%        0.01%         0.00%       0.51%          0.23%         0.28%
OVERSEAS EQUITY(5)                   0.99%        0.00%        0.13%         0.00%       1.12%          0.00%         1.12%
REAL ESTATE SECURITIES               0.70%        0.00%        0.03%         0.00%       0.73%          0.00%         0.73%
SHORT-TERM BOND                      0.58%        0.00%        0.04%         0.00%       0.62%          0.00%         0.62%

                                                                           ACQUIRED
                                                                          FUND FEES      TOTAL       CONTRACTUAL       NET
                                  MANAGEMENT                   OTHER         AND       OPERATING       EXPENSE      OPERATING
FUNDS                                FEES      12B-1 FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
-----                             ----------   ----------   -----------   ---------   -----------   -------------   ---------
SMALL CAP GROWTH                     1.07%        0.00%        0.08%         0.00%       1.15%          0.00%         1.15%
SMALL CAP INDEX TRUST                0.48%        0.00%        0.04%         0.00%       0.52%          0.00%         0.52%
SMALL CAP VALUE                      1.06%        0.00%        0.05%         0.00%       1.11%          0.00%         1.11%
TOTAL RETURN                         0.70%        0.00%        0.06%         0.00%       0.76%          0.00%         0.76%
TOTAL STOCK MARKET INDEX             0.49%        0.00%        0.03%         0.00%       0.52%          0.00%         0.52%
U.S. GOVERNMENT SECURITIES(5)        0.61%        0.00%        0.08%         0.00%       0.69%          0.00%         0.69%



FOOTNOTES TO EXPENSE TABLE:



(1) The Adviser has voluntarily agreed to limit Other Expenses as described under "Management of JHT -- Advisory Fee Waivers and Expense
     Reimbursements." The Adviser may terminate this limitation at any time upon notice to JHT.



(2) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.



(3) JHT sells shares of these Funds only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each Fund is subject to an expense cap pursuant to an agreement between JHT and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Fund) in an amount so that the rate of the Fund's "Net Operating Expenses" does not exceed the rate noted in the table above under "Net Operating Expenses." A Fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Fund will remain in effect until May 1, 2008 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



(4) The Adviser has voluntarily agreed to waive a portion of its advisory fee for each of these T. Rowe Price subadvised funds as described under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." The Adviser may terminate this waiver at any time upon notice to JHT.



(5) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2006 had the new rates been in effect for the whole year.

                              IV. Basic Information


WHAT IS THE CONTRACT?


The Contract is a deferred payment Variable Annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" Contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "Variable Annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you will be issued and not to the master group contract.


WHO OWNS THE CONTRACT?

That's up to you. Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each subsequent Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Purchase Payments to keep the Contract in force.

                                          MINIMUM DIRECT
 MINIMUM INITIAL   MINIMUM SUBSEQUENT         DEPOSIT
PURCHASE PAYMENT    PURCHASE PAYMENT    SUBSEQUENT PAYMENT
----------------   ------------------   ------------------
     $5,000               $200                 $100

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or got your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date. However,


                          YOU MAY NOT
                       MAKE ANY PURCHASE
                         PAYMENTS AFTER
IF YOUR CONTRACT IS      THE ANNUITANT
    USED TO FUND          REACHES AGE
--------------------   -----------------
A Qualified Plan           70 1/2(1)
A Non-Qualified Plan       85


(1)  except for a Roth IRA, which has no age limit.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check or money order should be:

     -    drawn on a U.S. bank;

     -    drawn in U.S. dollars; and

     -    made payable to "John Hancock" and sent to the Annuity Service Center.

We credit any additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire.


You may transmit additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.


If your wire order is complete, we will invest the additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

Prior to a Contract's Maturity Date, the amount you've invested in any Variable Investment Option will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.


Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the Contract. These charges reduce your investment performance and the amount we credit to your Contract in any Variable Investment Option. We describe these charges below under "What Fees and Charges will be Deducted From My Contract?."


Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")".

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.


You should carefully review the discussion under "VIII. The Annuity Period" for information about all of these choices you can make.


TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased the Contract. These variations will be reflected in your Contract or in endorsements attached to your Contract.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.


IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time or over the life of your Contract.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

It is also our current practice to approve transfers to a Fixed Investment Option, if available under your Contract, after the end of the 10th Contract Year. We reserve the right to terminate this practice at any time.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one Variable Investment Option or Fixed Investment Option in any Contract Year is $1,000,000.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a Fixed Investment Option may, however, incur a market value adjustment - either positive or negative).

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


Variable investment options in variable annuity products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the variable investment option's corresponding fund to increased portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding fund manager's ability to effectively manage such corresponding fund's investment portfolio in accordance with the its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Fund are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs; or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Funds and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Funds may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options to and from which assets are being transferred; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Facsimile Transactions

If you complete a special authorization form, you can request transfers among Investment Options and changes of allocation among Investment Options simply by telephoning or by faxing us at the Annuities Service Center. Any fax request should include your name, daytime telephone number, Contract number and, in the case of transfers and changes of allocation, the names of the Investment Options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this Prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any Owners who we feel are abusing the privilege to the detriment of other Owners.

Electronic Information


You may access information about your Contract through our website, www.jhannuities.com. In order to do so, you will be required to create an account with a username and password, and maintain a valid e-mail address. You are responsible for keeping your password confidential and must notify us of any loss or theft of your password, or any unauthorized use of your password.

Dollar Cost Averaging Programs

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

     -    the amount of each transfer must equal at least $100;

     - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    you may discontinue the program at any time;

     - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

     - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

     -    that your deposit should be allocated to this program; and

     -    the Variable Investment Options to which assets will be transferred;
          and

     - the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program (you may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone).

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

Strategic Rebalancing Program

This program automatically re-sets the percentage of your account value allocated to the Variable Investment Options. Over time, the variations in the investment results for each Variable Investment Option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these Variable Investment Options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a Variable Investment Option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a Variable Investment Option with relatively lower current investment performance to one with relatively higher current investment performance.

This program can be elected by sending the appropriate form to the Annuities Service Center. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

The Fixed Investment Options do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?


We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Funds' prospectuses.

Asset-Based Charges

We deduct Separate Account expenses daily to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                 PREMIUM TAX RATE
            -------------------------
 STATE OR   QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(1)         0.00%        2.00%
NV            0.00%        3.50%
PR            3.00%        3.00%
SD(1)         0.00%        1.25%(2)
WV            1.00%        1.00%
WY            0.00%        1.00%



(1)  We pay premium tax upon receipt of Purchase Payment.



(2)  0.80% on Purchase Payments in excess of $500,000.


Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown below.

Maximum Withdrawal Charge      7% for the first year
(as % of amount withdrawn or   6% for the second year
surrendered)                   5% for the third year
                               4% for the fourth year
                               3% for the fifth year
                               2% for the sixth year
                               1% for the seventh year
                               0% thereafter

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

FREE WITHDRAWAL AMOUNTS: If you have any profit in your Contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any profit (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

     - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

     - on certain withdrawals if you have elected a Rider that waives the withdrawal charge; and

     - on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however).

HOW AN MVA AFFECTS THE WITHDRAWAL CHARGE: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges


If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:


OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)(1)

Accumulated Value Enhancement         Maximum Fee: 1.00%
   ("CARESolutions Plus") Rider       Current Fee: 0.35%
   (as a percentage of your initial
   Purchase Payment)(2)

Earnings Enhancement
   ("Beneficiary Tax Relief") Death
   Benefit Rider                             0.25%

Enhanced Death Benefit Rider (3)             0.25%

Guaranteed Retirement Income
   Benefit Rider (4)                         0.30%

Waiver of Withdrawal Charge
   ("CARESolutions") Rider (5)               0.10%

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(2) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but we reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(3) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(4)  This Rider is not available for Contracts issued after April 30, 2004.

(5) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

     -    surrender your Contract for a cash payment of its "Surrender Value";
          or

     -    make a partial withdrawal of the Surrender Value.

We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.


Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters". Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.



We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.


Without our prior approval, you may not make a partial withdrawal:

     -    for an amount less than $100; or

     - if the remaining total value of your Contract would be less than $1,000.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax and withdrawal charges. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix D: "Qualified Plan Types").


SIGNATURE GUARANTEE REQUIREMENTS FOR SURRENDERS AND PARTIAL WITHDRAWALS: We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $100,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Waiver of Withdrawal Charge Rider

You may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The "covered persons" under the Rider are the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, the "covered persons" are the Annuitant and the Annuitant's spouse.

Under this Rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

     - a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;

     - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

     - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. In FL, the Rider does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge Rider in FL does provide benefits if a "covered person" satisfies the three conditions listed above, subject to the terms and conditions of this benefit.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years (79 for Contracts issued in NY) or
(2) in most states, if either of the covered persons was confined to a nursing home within the two years preceding your application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract's Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as "CARESolutions".

If you purchased this Rider:

     - you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors; and

     - you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the total value of your Contract. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal (see "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?"). The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

     -    The amount of each systematic withdrawal must equal at least $100;

     - If the amount of each withdrawal drops below $100 or the total value of your Contract becomes less than $5,000, we will suspend the plan and notify you;

     -    You may cancel the plan at any time.

     -

     - We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Death Benefits - In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on Death Benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum Death Benefit and any enhanced Death Benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

     - if the Contract's designated Beneficiary is your surviving spouse, your spouse may continue the Contract in force as the Owner. In that case:

     - we will not pay a death benefit but the total value of your Contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

     - your spouse may elect to add or continue any optional death benefit Riders under his or her name, subject to our then current underwriting standards and the deduction of Rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your Contract (including any step-up in value) as the initial premium and the date the Rider is added or continued as the Rider's date of issue;

     - under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.

     - if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

     -    paid out in full within five years of your death; or

     - applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the "entire interest" equals:

     - the Surrender Value if paid out in full within five years of your death; or

     - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

     - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

Death Benefits Following Death of Annuitant


Our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint
Annuitants:


     - If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner's death and the Annuitant's death.

     - If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

     - If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the Annuitant's death.

     - If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard Death Benefit

The standard death benefit under the Contracts is the greater of:

     - the total value of your Contract, adjusted by any then-applicable market value adjustment; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders

We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.


We offered an "Enhanced" death benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an "Earnings enhancement" death benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The "Earnings enhancement" death benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans.


We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Value

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

     -    proof of death before the Contract's Maturity Date; and

     -    any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless:

     - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

     - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options".

WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE TO ME WHEN I PURCHASED A CONTRACT?

Accumulated Value Enhancement Benefit

Under this Rider, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):

     - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and

     -    is receiving certain qualified services described in the Rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.


You could elect this Rider only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by JHLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract).


You could not elect this Rider unless you have also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.


If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may be referred to as "CARESolutions Plus." The Rider was not available in FL, ND, NY and OR.


You should carefully review the tax considerations for optional benefit Riders under "IX. Federal Tax Matters" in this Prospectus.


CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH THE FOLLOWING OPTIONAL BENEFIT RIDER:

Guaranteed Retirement Income Benefit

Under this Rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

     - The Maturity Date must be within the 30 day period following a Contract Anniversary.

     - If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

     - If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.


If you decided to add this Rider to your Contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity Options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.


We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to:

     -    JHLICO; or

     -    the JHLICO representative who delivered the Contract to you.

In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, adjusted by any then- applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you would have paid. The date of cancellation would have been the date we received the Contract.

       V. General Information About Us, the Separate Account and The Funds


THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We also have an Annuities Service office at 601 Congress Street, Boston, Massachusetts 02210-2805. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.

Our financial ratings are as follows:


     AAA Standard & Poor's
     Extremely strong financial security characteristics; 1st category of 21


     A++ A.M. Best
     Superior companies have a very strong ability to meet their obligations; 1st category of 16


     AA+ Fitch
     Very strong capacity to meet policyholder and contract obligations; 2nd category of 24





     Aa2 Moody's
     Excellent in financial strength; 3rd category of 21

These ratings are current as of the date of this Prospectus and are subject to change. They are assigned as a measure of our ability to honor any guarantees provided by the Contract, but not specifically to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in the Separate Account or any Fund.

THE SEPARATE ACCOUNT

You do not invest directly in the Funds made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through John Hancock Variable Annuity Account H ("Separate Account"). We hold the Fund's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Fund).

The Company established John Hancock Variable Annuity Account H under Massachusetts law. The Separate Account's assets, including the Funds' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.


The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any company's business.


We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.


The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE FUNDS


When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Fund of John Hancock Trust.


THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.


Investment Management


The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNT.


The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Fund or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


     - If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).


Fund Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.



The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.45% of assets may be made by a Fund's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Fee Table. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.



Fund Investment Objective and Strategies



You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)


   The Funds available may be restricted if you purchase a guaranteed minimum withdrawal benefit rider (See Optional Benefits).



CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust                  Seeks long-term capital appreciation.
                                          To do this, the Fund invests at least
                                          80% of its net assets in equity
                                          securities of a diversified mix of
                                          large established and medium-sized
                                          foreign companies located primarily in
                                          developed countries (outside of the
                                          U.S.) and, to a lesser extent, in
                                          emerging markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust               Seeks growth of capital. To do this,
                                          the Fund invests at least 80% of its
                                          net assets in companies that are
                                          principally engaged in financial
                                          services.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust(1)                   Seeks income and capital appreciation.
                                          To do this, the Fund invests at least
                                          80% of its net assets in a diversified
                                          mix of debt securities and instruments
                                          with maturity durations of
                                          approximately 4 to 6 years.

   Bond Index Trust B                     Seeks to track the performance of the
                                          Lehman Brothers Aggregate Bond
                                          Index(2) (which represents the U.S.
                                          investment grade bond market). To do
                                          this, the Funds will invest at least
                                          80% of their net assets in securities
                                          listed in the Lehman Brothers
                                          Aggregate Bond Index.(2)

   Short-Term Bond Trust                  Seeks income and capital appreciation.
                                          To do this, the Fund invests at least
                                          80% of its net assets in a diversified
                                          mix of debt securities and instruments
                                          with an average credit quality rating
                                          of "A" or "AA" and a weighted average
                                          effective maturity between one and
                                          three years, and no more than 15% of
                                          the Fund's net assets will be invested
                                          in high yield bonds.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS
   INC. ("DIMA")
   Real Estate Securities Trust           Seeks to achieve a combination of
                                          long-term capital appreciation and
                                          current income. To do this, the Fund
                                          invests at least 80% of its net assets
                                          in equity securities of REITs and real
                                          estate companies.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   Managed Trust(3)                       Seeks income and long-term capital
                                          appreciation. To do this, the Fund
                                          invests primarily in a diversified mix
                                          of common stocks of large
                                          capitalization U.S. companies and
                                          bonds with an overall intermediate
                                          term average maturity.

INDEPENDENCE INVESTMENT LLC
   Growth & Income Trust                  Seeks income and long-term capital
   (formerly, Growth & Income II Trust)   appreciation. To do this, the Fund
                                          invests at least 65% of its total
                                          assets in a diversified mix of common
                                          stocks of large U.S. companies that
                                          have improving fundamentals and
                                          attractive valuations.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust             Seeks long-term growth of capital. To
                                          do this, the Fund invests at least 65%
                                          of its total assets in equity and
                                          equity-related securities of companies
                                          that exceed $1 billion in market
                                          capitalization and have above-average
                                          growth prospects.

MFC GLOBAL INVESTMENT MANAGEMENT
   (U.S.A.) LIMITED
   500 Index Trust B                      Seeks to approximate the aggregate
                                          total return of abroad U.S. domestic
                                          equity market index. To do this, the
                                          Fund invests at least 80% of its net
                                          assets in the common stocks in the S&P
                                          500 Index(4) and securities that as a
                                          group will behave in a manner similar
                                          to the index.

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)


   Mid Cap Index Trust                    Seeks to approximate the aggregate
                                          total return of a mid cap U.S.
                                          domestic equity market index. To do
                                          this, the Fund invests at least 80% of
                                          its net assets in the common stocks in
                                          the S&P Mid Cap 400 Index(4) and
                                          securities that as a group behave in a
                                          manner similar to the index.

   Money Market Trust B                   Seeks to obtain maximum current income
                                          consistent with preservation of
                                          principal and liquidity. To do this,
                                          the Funds invest in high quality, U.S.
                                          dollar denominated money market
                                          instruments.

   Small Cap Index Trust                  Seeks to approximate the aggregate
                                          total return of as mall cap U.S.
                                          domestic equity market index. To do
                                          this, the Fund invests at least 80% of
                                          its net assets in the common stocks in
                                          the Russell 2000 Index(5) and
                                          securities that as a group behave in a
                                          manner similar to the index.

   Total Stock Market Index Trust         Seeks to approximate the aggregate
                                          total return of abroad U.S. domestic
                                          equity market index. To do this, the
                                          Fund invests at least 80% of its net
                                          assets in the common stocks in the Dow
                                          Jones Wilshire 5000 Index(6) and
                                          securities that as a group will behave
                                          in a manner similar to the index.

PACIFIC INVESTMENT MANAGEMENT COMPANY
   LLC
   Global Bond Trust                      Seeks maximum total return, consistent
                                          with preservation of capital and
                                          prudent investment management. To do
                                          this, the Fund invests at least 80% of
                                          its net assets in fixed income
                                          instruments, futures contracts
                                          (including related options) with
                                          respect to such securities and options
                                          on such securities.

   Total Return Trust                     Seeks maximum total return, consistent
                                          with preservation of capital and
                                          prudent investment management. To do
                                          this, the Fund invests at least 65% of
                                          its total assets in a diversified fund
                                          of fixed income instruments of varying
                                          maturities.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B     Seeks to track the performance of
                                          abroad-based equity index of foreign
                                          companies primarily in developed
                                          countries and, to a lesser extent, in
                                          emerging market countries. To do this,
                                          the Fund invests at least 80% of its
                                          assets in securities listed in the
                                          Morgan Stanley Capital International
                                          All CountryWorld Excluding U.S.
                                          Index.(7)

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                 Seeks to provide long-term growth of
                                          capital. Current income is a secondary
                                          objective. To do this, the Fund
                                          invests at least 80% of its net assets
                                          in the common stocks of large and
                                          medium-sized blue chip growth
                                          companies that are well established in
                                          their industries.

   Equity-Income Trust                    Seeks to provide substantial dividend
                                          income and also long-term capital
                                          appreciation. To do this, the Fund
                                          invests at least 80% of its net assets
                                          in equity securities, with 65% in
                                          common stocks of well-established
                                          companies paying above-average
                                          dividends.

   Health Sciences Trust                  Seeks long-term capital appreciation.
                                          To do this, the Fund invests at least
                                          80% of its net assets in common stocks
                                          of companies engaged in the research,
                                          development, production, or
                                          distribution of products or services
                                          related to health care, medicine, or
                                          the life sciences.

   Mid Value Trust                        Seek long-term capital appreciation.
                                          To do this, the Fund invests at least
                                          80% of its net assets in a diversified
                                          mix of common stocks of mid size U.S.
                                          companies that are believed to be
                                          undervalued by various measures and
                                          offer good prospects for capital
                                          appreciation.

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)


WELLINGTON MANAGEMENT COMPANY, LLP
   Mid Cap Stock Trust                    Seeks long-term growth of capital. To
                                          do this, the Fund invests at least 80%
                                          of its net assets in equity securities
                                          of medium-sized companies with
                                          significant capital appreciation
                                          potential.

   Small Cap Growth Trust                 Seeks long-term capital appreciation.
                                          To do this, the Fund will invest at
                                          least 80% of its net assets in
                                          small-cap companies that are believed
                                          to offer above-average potential for
                                          growth in revenues and earnings.

   Small Cap Value Trust                  Seeks long-term capital appreciation.
                                          To do this, the Fund will invest at
                                          least 80% of its net assets in
                                          small-cap companies that are believed
                                          to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                       Seeks to realize an above-average
                                          total return over a market cycle of
                                          three to five years, consistent with
                                          reasonable risk. To do this, the Fund
                                          invests at least 80% of its net assets
                                          in high yield securities, including
                                          corporate bonds, preferred stocks and
                                          U.S. Government and foreign
                                          securities.

   U.S. Government Securities Trust       Seeks to obtain a high level of
                                          current income consistent with
                                          preservation of capital and
                                          maintenance of liquidity. To do this,
                                          the Fund invests at least 80% of its
                                          net assets in debt obligations and
                                          mortgage-backed securities issued or
                                          guaranteed by the U.S. government, its
                                          agencies or instrumentalities.



(1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC.



(2) Lehman Brothers provides the Lehman Brothers Global Aggregate Index. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Lehman Brothers, nor does it make any representation regarding the advisability of investing in the Trust.



(3) The Managed Trust is subadvised by Grantham, Mayo, Van Otterloo & Co. LLC and Declaration Management & Research LLC.



(4) "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill CompANIES, Inc. "Russell 2000(R)" is a trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Standard & Poor's(R) was from $1.42 billion to $410.66 billion; for the Standard & Poor's 500(R) $1.42 billion to $410.66 billion and; for the S&P Mid Cap 400(R) $590 million to $12.5 billion.



(5) Russell 2000(R) is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Russell 2000(R) was from $38 million to $3.75 billion.



(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Wilshire 5000 was from $38 million to $410.66 billion.



(7) MSCI All Country World ex-US IndexSM is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2007 the mid cap range was from $37 million to $244.4 billion.

                 VI. Information About Fixed Investment Options


IN GENERAL

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, other than the DCA account used with our dollar cost-averaging value program, we have established a "non-unitized" Separate Account. With a non-unitized Separate Account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belongs to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.


Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized Separate Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.


HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to a Money Market Variable Investment Option under your Contract, unless you elect to:

     -    withdraw all or a portion of any such amount from the Contract;

     - allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

     - allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your Maturity Date will automatically be changed to the Annuitant's 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option (other than the DCA rate account used with our dollar cost-averaging value program) prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     - death benefits pursuant to your Contract (not applicable to Contracts issued in NY);

     -    amounts you apply to an Annuity Option; and

     -    amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro-rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

     - the guaranteed rate of the Fixed Investment Option from which the assets are being taken; with

     - the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on Market Value Adjustments


In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

                          VII. The Accumulation Period


YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation units" of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

                value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                   transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option (see below under "Variable Investment Option valuation procedures").

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options

                                      TIMES

                value of one accumulation unit for the applicable
                     Variable Investment Option at that time

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

     - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option; minus

     - the amount of any withdrawals or transfers paid out of the Fixed Investment Option; minus

     - the amount of any negative market value adjustments resulting from such withdrawals or transfers; plus

     - the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

     - the amount of any charges and fees deducted from that Fixed Investment Option; plus

     - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                            VIII. The Annuity Period


Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and


     - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract).



Subject to these requirements, you may subsequently change the Maturity Date. The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date, however. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters").


CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to Fixed Investment Options.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period on a fixed basis (discussed under "Annuity Options".)

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

     - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;

     - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one;

     - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option valuation procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value or Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Transfers During the Annuity Period


Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to the Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

     - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

     - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law).

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

     -    Option A: "life annuity with 5 years guaranteed"; and

     - Option B: "life annuity without further payment on the death of payee".

                             IX. Federal Tax Matters


INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under the Code, a portion of our tax deductions for the costs of acquiring variable annuity contracts (other than individual retirement annuities and contracts owned by qualified retirement plans) must be amortized over a period of ten years. As long as our business grows, our current income tax liabilities will be increased each year by this "DAC tax adjustment." We do not charge the Separate Account for these income tax liabilities. Under current Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the greater part of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Separate Account receives and (ii) contract owners are not the owners of the assets generating the benefits under applicable income tax law. We do not anticipate that we will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.



The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or the Separate Account. Currently, we do not anticipate making a charge for such taxes (other than state premium taxes). If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.


SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

NON-QUALIFIED CONTRACTS


(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.



Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."


Surrenders, Withdrawals and Death Benefits


When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.



There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or


     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


Puerto Rico Non-Qualified Contracts


Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contract are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating Purchase Payments and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix D of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or


     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).



Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.



These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.


Tax-Free Rollovers


If permitted under your plan, you may make a tax-free rollover:



     -    from a traditional IRA to another traditional IRA;



     - from a traditional IRA to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA;



     - between a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and any such plans;



     - from a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and



     - from a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.



In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. Beginning in 2007, a beneficiary who is not your surviving spouse may directly roll over the amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



Also effective in 2008, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


Loans


A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.


Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              X. Other Information


ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY


To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.


Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record; and

     -    certain other conditions referenced in the Contract.


An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax adviser before taking any such action.


PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    the mortality and expense risk charges;

     -    the annual Contract fee; and

     - any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current Yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Funds.

VOTING PRIVILEGES

At meetings of the Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment;

     -    the size of the group or class;

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also have offered the Contract.


JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We do not expect the total compensation paid to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of Purchase Payments (on a present value basis) for sales and servicing of the Contracts described in this Prospectus. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, and the financial statements of John Hancock Variable Annuity Account H at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

               APPENDIX A: Details About Fixed Investment Options

INVESTMENTS THAT SUPPORT OUR FIXED INVESTMENT OPTIONS

We back our obligations under the Fixed Investment Options with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" Separate Account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized Separate Account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     -    corporate bonds;

     -    mortgages;

     -    mortgage-backed and asset-backed securities; and

     -    government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

NO FIXED INVESTMENT OPTIONS OR MARKET VALUE ADJUSTMENTS IN OR AND WA CONTRACTS

Fixed Investment Options are NOT available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a "market value adjustment" or "MVA" to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

     -    receive your Purchase Payment;

     -    effectuate your transfer; or

     -    renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                              n
                                             --
                                             12
                               (    1 + g    )
                               ( ----------- )  -1
                               (  1+c+0.005  )
where:

     -    g is the guaranteed rate in effect for the current Fixed Investment
          Option;

     - c is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available;

     - n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option (if less than one complete month remains, n equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies).

For Contracts issued in FL and NY, we use the following formula instead:

                                              n
                                             --
                                             12
                              (     1 + g    )
                              ( ------------ )  -1
                              (  1+c+0.0025  )

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Maximum positive adjustment: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

                             [               36    ]
                             [               --    ]
                             [               12    ]
                             [(   1 + 0.04   )     ]
                    10,816 X [( ------------ )  - 1] = 157.51
                             [( 1+0.03+0.005 )     ]

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

                             [               36    ]
                             [               --    ]
                             [               12    ]
                             [(   1 + 0.035  )     ]
                    10,712 X [( ------------ )  - 1] = $78.00
                             [( 1+0.03+0.0025)     ]

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   5.5%
Remaining guarantee period (n)                 36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

                             [               36    ]
                             [               --    ]
                             [               12    ]
                             [(    1+0.05    )     ]
                    11,025 X [( ------------ )  - 1] = -309.09
                             [( 1+0.055+0.005)     ]

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

For Contracts issued in FL and NY, we would use the following equation instead:

                            [               36    ]
                            [               --    ]
                            [               12    ]
                            [(    1+0.05    )     ]
                   11,025 X [( ------------ )  - 1] = -$232.92
                            [(1+0.055+0.0025)     ]

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Existing guarantee period                      5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

                             [               36    ]
                             [               --    ]
                             [               12    ]
                             [(    1+0.05    )     ]
                    11,025 X [( ------------ )  - 1] = 486.33
                             [( 1+0.03+0.005 )     ]

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

For Contracts issued in FL and NY, we would use the following equation instead:

                            [               36    ]
                            [               --    ]
                            [               12    ]
                            [(    1+0.05    )     ]
                   11,025 X [( ------------ )  - 1] = $570.15
                            [(1+0.003+0.0025)     ]

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   7%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

                           [               36    ]
                           [               --    ]
                           [               12    ]
                           [(    1+0.04    )     ]
                  10,816 X [( ------------ )  - 1] = -1,022.42
                           [( 1+0.07+0.005 )     ]

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

For Contracts issued in FL and NY, we would use the following equation instead:

                            [               36    ]
                            [               --    ]
                            [               12    ]
                            [(    1+0.04    )     ]
                   10,816 X [( ------------ )  - 1] = $953.78
                            [(1+0.07+0.0025 )     ]

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

----------
* All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                    APPENDIX B: Example of Withdrawal Charge

ASSUME THE FOLLOWING FACTS:

     - On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

     -    On January 1, 2002, you make a $1,000 Purchase Payment.

     -    On January 1, 2003, you make a $1,000 Purchase Payment.

     - On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your Contract.

          $7,000.00 -- withdrawal request payable to you
          +  289.36 -- withdrawal charge payable to us
          ---------
          $7,289.36 -- total amount withdrawn from your Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

(1) We FIRST distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of premiums you have paid) under the free withdrawal provision.

(2) Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

          $5,000
          -  200 -- free withdrawal amount (payable to you)
          ------
          $4,800
          x  .04
          ------
          $  192 -- withdrawal charge on 2001 Purchase Payment (payable to us)

          $4,800
          -  192
          ------
          $4,608 -- part of withdrawal request payable to you

(3) We NEXT deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

          $1,000
          x  .05
          ------
          $   50 -- withdrawal charge on 2002 Purchase Payment (payable to us)

          $1,000
          -   50
          ------
          $  950 -- part of withdrawal request payable to you

(4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

          $7,000 -- total withdrawal amount requested
          -  500 -- profit
          -  200 -- free withdrawal amount
          -4,608 -- payment deemed from initial Purchase Payment
          -  950 -- payment deemed from 2002 Purchase Payment
          ------
          $  742 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

          $    742.00 = x - [.06x]
          $    742.00 = .94x
          $742.00/.94 = x
          $    789.36 = x

          $    789.36 -- deemed withdrawn from 2003 Purchase Payment
          $    742.00 -- part of withdrawal request payable to you
          -----------
          $     47.36 -- withdrawal charge on 2003 premium deemed withdrawn
                         (payable to us)

                  APPENDIX C: Optional Enhanced Death Benefits


You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

     -    only if the Rider is available in your state;

     -    only when you applied for the Contract;

     - if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

     - if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

     -    the Contract's Maturity Date; or

     -    upon your surrendering the Contract; or


     - a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death (we explain Contract continuation by a spouse in "Distributions Following Death of Owner").


In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the cover page. If you purchased an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.

Enhanced Death Benefit Rider

Under this benefit, we will pay the greatest of:

     -    the standard death benefit;

     - the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

     - the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit's "measuring period" includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The benefit's "measuring life" is:

     - the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

     - the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

     - the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;

     - the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the benefit's measuring life.

The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.

For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract's Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.


You should carefully review the tax considerations for optional benefit Riders under "IX. Federal Tax Matters" in this Prospectus.


Earnings Enhancement Death Benefit Rider

(not available for Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA.)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchase the benefit. In certain marketing materials, this benefit may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

     - if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death;

     - if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death; but

     - if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments," for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent's death (excluding the initial Purchase Payments).

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO THE YOUR CONTRACT.

Examples of Earnings Death Benefit Calculation

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PURCHASE PAYMENTS

Assume:

     - You elect the earnings enhancement death benefit Rider (but not the enhanced death benefit Rider) when you purchased your Contract;

     - At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial premium of $100,000,

     - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options;

     - We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

CALCULATION OF MAXIMUM BENEFIT AMOUNT - THE MAXIMUM BENEFIT AMOUNT UNDER THE EARNINGS ENHANCEMENT DEATH BENEFIT RIDER IN THIS EXAMPLE IS 80% OF THE ADJUSTED NET PREMIUMS ($100,000), OR $80,000.

THE EARNINGS ENHANCEMENT AMOUNT IS 40% OF THE DIFFERENCE BETWEEN THE STANDARD DEATH BENEFIT ($180,000) AND YOUR NET PREMIUMS ($100,000), UP TO THE MAXIMUM BENEFIT AMOUNT. IN THIS EXAMPLE, 40% OF THE DIFFERENCE IS $32,000, WHICH IS LESS THAN THE MAXIMUM BENEFIT AMOUNT ($80,000). THE EARNINGS ENHANCEMENT AMOUNT IS THEREFORE $32,000.

THE TOTAL DEATH BENEFIT IN THIS EXAMPLE IS THE STANDARD DEATH BENEFIT ($180,000) PLUS THE EARNINGS ENHANCEMENT AMOUNT ($32,000), OR $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

Assume:

     - You elect the earnings enhancement death benefit Rider and the enhanced death benefit Rider when you purchase your Contract;

     - At the time of purchase, you are over age 70 and you pay an initial premium of $100,000;

     - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options;

     - On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date;

     - On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000;

     - On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an additional Purchase Payment of $10,000 at the end of the eighth year of your Contract;

     - We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

CALCULATION OF ENHANCED DEATH BENEFIT

In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums".

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.


YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS UNDER "IX. FEDERAL TAX MATTERS" BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

                        APPENDIX D: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.


Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a traditional IRA or another Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that such rollover consists of designated Roth contributions to the rollover.



If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.



Conversion or Direct Rollover to a Roth IRA



You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:


     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.


The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.


TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.


These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.



Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.


A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).





When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of accumulation units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges.)

Wealthbuilder

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

            ACCUMULATION UNIT VALUES- WEALTHBUILDER VARIABLE ANNUITY

                                      YEAR      YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR
                                      ENDED     ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED
                                    12/31/05  12/31/04   12/31/03   12/31/02   12/31/01  12/31/00 12/31/99 12/31/98 12/31/97
                                    -------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year     $  19.32 $  12.50         --         --         --         --       --       --       --       --
Value at End of Year          22.06    19.32         --         --         --         --       --       --       --       --
No. of Units                233,998  249,606         --         --         --         --       --       --       --       --

ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year           --       --      11.57      11.00      10.39      10.00       --       --       --       --
Value at End of Year             --       --      11.97      11.57      11.00      10.39       --       --       --       --
No. of Units                     --       -- 17,617,933 20,890,874 17,206,843 15,461,461       --       --       --       --

ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year        12.13    11.97         --         --         --         --       --       --       --       --
Value at End of Year          12.52    12.13         --         --         --         --       --       --       --       --
No. of Units                121,724  132,742         --         --         --         --       --       --       --       --

ALIANCE-BERNSTEIN GROWTH AND INCOME (SHARES MERGED INTO 500 INDEX TRUST B (EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --       --      10.52       8.06      10.50      10.00       --       --       --       --
Value at End of Year             --       --      11.56      10.52       8.06      10.50       --       --       --       --
No. of Units                     --       --    199,583    187,022    148,745      6,426       --       --       --       --

ALIANCE-BERNSTEIN PREMIER GROWTH (SHARES MERGED INTO 500 INDEX TRUST B (EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --     9.68       9.05       7.43      10.88      10.00       --       --       --       --
Value at End of Year             --    11.19       9.68       9.05       7.43      10.88       --       --       --       --
No. of Units                     --       94     38,327     46,559     31,541      1,763       --       --       --       --

BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year        10.64    12.50         --         --         --         --       --       --       --       --
Value at End of Year          11.52    10.64         --         --         --         --       --       --       --       --
No. of Units                    560       69         --         --         --         --       --       --       --       --

BOND INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year        13.06    11.06         --         --         --         --       --       --       --       --
Value at End of Year          13.42    13.06         --         --         --         --       --       --       --       --
No. of Units                175,026  192,150         --         --         --         --       --       --       --       --

CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)

Contracts with no Optional Benefits
Value at Start of Year        10.21       --         --         --         --         --       --       --       --       --
Value at End of Year          10.49       --         --         --         --         --       --       --       --       --
No. of Units                  1,575       --         --         --         --         --       --       --       --       --

DELAWARE VIP SMALL CAP VALUE (SHARES MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --    17.26      14.43      10.31      11.08      10.00       --       --       --       --
Value at End of Year             --    16.25      17.26      14.43      10.31      11.08       --       --       --       --
No. of Units                     --       34     76,382     56,111     41,484      1,768       --       --       --       --

DELAWARE VIP TREND (SHARES MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --       --      12.08       9.08      11.50      10.00       --       --       --       --
Value at End of Year             --       --      13.40      12.08       9.08      11.50       --       --       --       --
No. of Units                     --       --      6,802      8,051      5,536        102       --       --       --       --

Wealthbuilder

                                    YEAR       YEAR        YEAR        YEAR        YEAR      YEAR     YEAR     YEAR     YEAR
                                    ENDED     ENDED       ENDED       ENDED       ENDED      ENDED    ENDED    ENDED    ENDED
                                  12/31/05   12/31/04    12/31/03    12/31/02    12/31/01  12/31/00 12/31/99 12/31/98 12/31/97
                                  -------- ----------- ----------- ----------- ----------- -------- -------- -------- --------
DREYFUS EMERGING LEADERS (SHARES MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year         --       -- $     13.00 $      8.94 $     11.33 $     10.00       --       --       --       --
Value at End of Year           --       --       14.66       13.00        8.94       11.33       --       --       --       --
No. of Units                   --       --      41,117      21,316      15,899       1,166       --       --       --       --

DREYFUS MID CAP STOCK (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year         --    14.05       12.45        9.59       11.12       10.00       --       --       --       --
Value at End of Year           --    13.15       14.05       12.45        9.59       11.12       --       --       --       --
No. of Units                   --       50      52,263      52,913      40,067       3,183       --       --       --       --

EQUITY-INCOME TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year      10.30    12.50          --          --          --          --       --       --       --       --
Value at End of Year        12.12    10.30          --          --          --          --       --       --       --       --
No. of Units                3,563    1,446          --          --          --          --       --       --       --       --

FIDELITY VIP GROWTH (SHARES MERGED INTO 500 INDEX B EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year         --       --        9.75        7.45       10.82       10.00       --       --       --       --
Value at End of Year           --       --        9.93        9.75        7.45       10.82       --       --       --       --
No. of Units                   --       --      92,534      88,556      53,046         960       --       --       --       --

FIDELITY VIP OVERSEAS (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05 - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year         --    12.95       11.57        8.19       10.43       10.00       --       --       --       --
Value at End of Year           --    12.25       12.95       11.57        8.19       10.43       --       --       --       --
No. of Units                   --       31      56,615      57,804      30,295       2,283       --       --       --       --

FRANKLIN MUTUAL SHARES SECURITIES FUND - NAV SHARES (units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year         --       --       11.39        9.21       10.58       10.00       --       --       --       --
Value at End of Year           --       --       12.66       11.39        9.21       10.58       --       --       --       --
No. of Units                   --       --      67,878      61,971      46,347       2,117       --       --       --       --

FRANKLIN TEMPLETON SMALL CAP (SHARES MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year         --    12.09       10.99        8.11       11.48       10.00       --       --       --       --
Value at End of Year           --    10.79       12.09       10.99        8.11       11.48       --       --       --       --
No. of Units                   --       23      53,586      50,746      28,061       1,334       --       --       --       --

FRANKLIN TEMPLETON US GOVERNMENT (SHARES MERGED INTO BOND INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)
Contracts with no Optional Benefits

Value at Start of Year         --       --       10.82       10.72        9.89       10.00       --       --       --       --
Value at End of Year           --       --       11.06       10.82       10.72        9.89       --       --       --       --
No. of Units                   --       --     270,370     298,930     184,972       7,724       --       --       --       --

GLOBAL BOND TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year       9.68    12.50          --          --          --          --       --       --       --       --
Value at End of Year        10.06     9.68          --          --          --          --       --       --       --       --
No. of Units                  450      451          --          --          --          --       --       --       --       --

GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)

Contracts with no Optional Benefits
Value at Start of Year         --       --        6.95        5.66        7.36        8.82    10.00       --       --       --
Value at End of Year           --       --        7.61        6.95        5.66        7.36     8.82       --       --       --
No. of Units                   --       --  28,499,896  32,399,787  29,284,848  32,350,307   26,057       --       --       --

GROWTH AND INCOME TRUST (FORMERLY, GROWTH & INCOME TRUST II) - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       8.19     7.61          --          --          --          --       --       --       --       --
Value at End of Year         9.12     8.19          --          --          --          --       --       --       --       --
No. of Units               46,123   43,452          --          --          --          --       --       --       --       --

Wealthbuilder

                                      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                      ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                    12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                                    -------- -------- -------- -------- -------- -------- -------- -------- --------
HIGH YIELD TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year     $  10.34       --       --       --       --       --       --       --       --       --
Value at End of Year          11.28       --       --       --       --       --       --       --       --       --
No. of Units                    203       --       --       --       --       --       --       --       --       --

INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year        13.01    12.95       --       --       --       --       --       --       --       --
Value at End of Year          16.33    13.01       --       --       --       --       --       --       --       --
No. of Units                122,466  130,055       --       --       --       --       --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited
6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year           --    12.50       --       --       --       --       --       --       --       --
Value at End of Year             --    10.21       --       --       --       --       --       --       --       --
No. of Units                     --    1,345       --       --       --       --       --       --       --       --

LORD ABBETT GROWTH AND INCOME (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --       --    11.53     8.91    10.71    10.00       --       --       --       --
Value at End of Year             --       --    12.82    11.53     8.91    10.71       --       --       --       --
No. of Units                     --       --  114,067  123,364   56,661    1,658       --       --       --       --

LORD ABBETT MID CAP VALUE (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --    14.46    11.81     9.58    10.69    10.00       --       --       --       --
Value at End of Year             --    13.68    14.46    11.81     9.58    10.69       --       --       --       --
No. of Units                     --       23   90,858   73,196   31,858    2,107       --       --       --       --

MFS MID CAP GROWTH (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --       --     8.27     6.13    10.97    10.00       --       --       --       --
Value at End of Year             --       --     9.34     8.27     6.13    10.97       --       --       --       --
No. of Units                     --       --   46,505   47,155   36,078      389       --       --       --       --

MFS NEW DISCOVERY (SHARES MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --       --    10.56     8.01    11.90    10.00       --       --       --       --
Value at End of Year             --       --    11.08    10.56     8.01    11.90       --       --       --       --
No. of Units                     --       --   15,286   16,039    9,579      272       --       --       --       --

MFS RESEARCH (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year           --       --     9.82     7.99    10.75    10.00       --       --       --       --
Value at End of Year             --       --    11.21     9.82     7.99    10.75       --       --       --       --
No. of Units                     --       --   18,689   19,608   16,265      607       --       --       --       --

MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year        12.15    12.50       --       --       --       --       --       --       --       --
Value at End of Year          13.17    12.15       --       --       --       --       --       --       --       --
No. of Units                206,962  216,465       --       --       --       --       --       --       --       --

MID CAP STOCK TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year        11.62    12.50       --       --       --       --       --       --       --       --
Value at End of Year          13.05    11.62       --       --       --       --       --       --       --       --
No. of Units                    519       85       --       --       --       --       --       --       --       --

MID VALUE TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year        10.66    12.50       --       --       --       --       --       --       --       --
Value at End of Year          12.67    10.66       --       --       --       --       --       --       --       --
No. of Units                  1,119      638       --       --       --       --       --       --       --       --

Wealthbuilder

                                     YEAR       YEAR        YEAR        YEAR        YEAR      YEAR     YEAR     YEAR     YEAR
                                     ENDED     ENDED       ENDED       ENDED       ENDED      ENDED    ENDED    ENDED    ENDED
                                   12/31/05   12/31/04    12/31/03    12/31/02    12/31/01  12/31/00 12/31/99 12/31/98 12/31/97
                                   -------- ----------- ----------- ----------- ----------- -------- -------- -------- --------
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)

Contracts with no Optional Benefits
Value at Start of Year          --       -- $      9.98 $     10.15 $     10.12 $     10.00       --       --       --       --
Value at End of Year            --       --       10.10        9.98       10.15       10.12       --       --       --       --
No. of Units                    --       --  11,453,961  16,470,455  19,908,505  20,983,009       --       --       --       --

MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       10.13    10.10          --          --          --          --       --       --       --       --
Value at End of Year         10.47    10.13          --          --          --          --       --       --       --       --
No. of Units               161,557  172,913          --          --          --          --       --       --       --       --

OPPENHEIMER CAPITAL APPRECIATION FUND (SHARES MERGED INTO TOTAL STOCK MARKET INDEX EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year          --    10.64       10.11        7.83       10.87       10.00       --       --       --       --
Value at End of Year            --    10.10       10.64       10.11        7.83       10.87       --       --       --       --
No. of Units                    --       24     165,608     169,454      96,214       7,983       --       --       --       --

OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year       12.09    12.54          --          --          --          --       --       --       --       --
Value at End of Year         14.29    12.09          --          --          --          --       --       --       --       --
No. of Units                 1,970    1,350          --          --          --          --       --       --       --       --

PUTNAM VT AMERICAN GOVERNMENT INCOME (SHARES MERGED INTO U.S. GOVERNMENT SECURITIES TRUST EFF 4-29-05) - NAV SHARES
(units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year          --       --       10.67       10.64        9.90       10.00       --       --       --       --
Value at End of Year            --       --       10.82       10.67       10.64        9.90       --       --       --       --
No. of Units                    --       --      23,883      24,990      14,144          91       --       --       --       --

PUTNAM VT INTERNATIONAL EQUITY FUND (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF. 4-29-2005)CLASS 1B SHARES
(units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year          --       --       10.93        8.61       10.59       10.00       --       --       --       --
Value at End of Year            --       --       12.54       10.93        8.61       10.59       --       --       --       --
No. of Units                    --       --      65,187      66,469      42,520       3,620       --       --       --       --

PUTNAM VT INVESTORS (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year          --       --        9.98        7.95       10.59       10.00       --       --       --       --
Value at End of Year            --       --       11.10        9.98        7.95       10.59       --       --       --       --
No. of Units                    --       --      15,004      14,521       7,998         473       --       --       --       --

PUTNAM VT VISTA (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)

Contracts with no Optional Benefits
Value at Start of Year          --       --       10.32        7.85       11.45       10.00       --       --       --       --
Value at End of Year            --       --       12.09       10.32        7.85       11.45       --       --       --       --
No. of Units                    --       --       9,901      10,147       7,865       1,445       --       --       --       --

REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year       10.59    12.50          --          --          --          --       --       --       --       --
Value at End of Year         14.45    10.59          --          --          --          --       --       --       --       --
No. of Units                   652    1,005          --          --          --          --       --       --       --       --

SHORT-TERM BOND TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year       10.07    12.50          --          --          --          --       --       --       --       --
Value at End of Year         10.40    10.07          --          --          --          --       --       --       --       --
No. of Units                   436      436          --          --          --          --       --       --       --       --

SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       11.67       --          --          --          --          --       --       --       --       --
Value at End of Year         13.07       --          --          --          --          --       --       --       --       --
No. of Units                   856       --          --          --          --          --       --       --       --       --

Wealthbuilder

                                      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                      ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                    12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                                    -------- -------- -------- -------- -------- -------- -------- -------- --------
SMALL CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year     $  12.49 $  12.50       --       --       --       --       --       --       --       --
Value at End of Year          14.51    12.49       --       --       --       --       --       --       --       --
No. of Units                207,006  221,650       --       --       --       --       --       --       --       --

SMALL CAP VALUE TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year        10.68    12.50       --       --       --       --       --       --       --       --
Value at End of Year          12.58    10.68       --       --       --       --       --       --       --       --
No. of Units                    854      662       --       --       --       --       --       --       --       --

TOTAL RETURN TRUST - NAV SHARES (units first credited 6-13-2005)

Contracts with no Optional Benefits
Value at Start of Year         9.94    12.50       --       --       --       --       --       --       --       --
Value at End of Year          10.18     9.94       --       --       --       --       --       --       --       --
No. of Units                  1,490      842       --       --       --       --       --       --       --       --

TOTAL STOCK MARKET INDEX - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year        12.74    12.50       --       --       --       --       --       --       --       --
Value at End of Year          14.51    12.74       --       --       --       --       --       --       --       --
No. of Units                212,626  223,428       --       --       --       --       --       --       --       --

U.S. GOVERNMENT SECURITIES - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year        11.12    12.50       --       --       --       --       --       --       --       --
Value at End of Year          11.47    11.12       --       --       --       --       --       --       --       --
No. of Units                 31,960   33,695       --       --       --       --       --       --       --       --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 1, 2007

                         [JOHN HANCOCK ANNUITIES LOGO]

                       Statement of Additional Information
                     John Hancock Variable Annuity Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") in all jurisdictions as follows:

                          PROSPECTUSES ISSUED BY JHLICO
           ( to be read with this Statement of Additional Information)
                        Revolution Value Variable Annuity
                      Revolution Value II Variable Annuity
                         Wealthbuilder Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Annuity Service Office                         Mailing Address
601 Congress Street                            Post Office Box 55106
Boston, Massachusetts 02210-2805               Boston, Massachusetts  02205-5106
(617) 663-3000 or (800) 732-5543               www.jhannuities.com

JHLICO VA ACCT H SAI 5/07

                                TABLE OF CONTENTS

DISTRIBUTION..................................................................   3
   SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS........................   3
CALCULATION OF PERFORMANCE DATA...............................................   6
   MONEY MARKET VARIABLE INVESTMENT OPTIONS...................................   6
   OTHER VARIABLE INVESTMENT OPTIONS..........................................   6
     "Standardized" Total Return..............................................   6
     Yield....................................................................   7
     "Non-Standardized" Performance...........................................   7
OTHER PERFORMANCE INFORMATION.................................................   7
CALCULATION OF ANNUITY PAYMENTS...............................................   7
     Calculation of Annuity Units.............................................   7
     Annuity Unit Values......................................................   8
     Mortality Tables.........................................................   9
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES..........................   9
     Net Investment Rate......................................................   9
     Adjustment of Units and Values...........................................   9
     Hypothetical Examples Illustrating the Calculation of Accumulation Unit
     Values and Annuity Unit Values...........................................   9
PURCHASES AND REDEMPTIONS OF FUND
SHARES........................................................................  10
THE SEPARATE ACCOUNT..........................................................  10
DELAY OF CERTAIN PAYMENTS.....................................................  10
LIABILITY FOR TELEPHONE TRANSFERS.............................................  10
VOTING PRIVILEGES.............................................................  11
LEGAL AND REGULATORY MATTERS..................................................  11
FINANCIAL STATEMENTS..........................................................  12

                                  Distribution

John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of JHLICO, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to Signator in 2006, 2005 and 2004 were $1,100,644, $6,482,728 and $14,434,824, respectively. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2006, 2005, and 2004 were $516,555,523, $510,874,858 and
$403,619,081, respectively.

SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment funds or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.

The following list includes the names of member firms of the NASD (or their affiliated broker-dealers) that we are aware (as of December 1, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the last calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.

                                   DISTRIBUTOR

                    American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
               Berthal, Fisher & Company Financial Services, Inc.
                            Centaurus Financial, Inc.
                          Citicorp Investment Services
                         Citigroup Global Markets, Inc.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                 ING - Financial Network Investment Corporation
                  ING - Multi-Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                     Jefferson Pilot Securities Corporation
                          LaSalle St Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                           Linsco/Private Ledger Corp.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                            McDonald Investments Inc.
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                          Ohio Savings Securities, Inc.
                  PAC of America - Associated Securities Corp.
                  PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
               PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                        Prospera Financial Services, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.
                         Sammons Securities Company, LLC
                           Scott & Stringfellow, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                            Signator Investors, Inc.

                                   DISTRIBUTOR

                          (subsidiary of John Hancock)
                             SWS Financial Services
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                               US Advisors Network
                         US Bancorp Piper Jaffray & Co.
                            USAllianz Securites, Inc.
                      Uvest Financial Services Group, Inc.
                            Wachovia Securities, LLC
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                        Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the12b-1 distribution fees received from the funds underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

              Effective yield = (Base period return +1)(365/7)-1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                              P x ( 1 + T)(n) = ERV
Where:

    P = a hypothetical initial premium payment of $1,000

    T = average annual total return

    n = number of years

    ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:
                                         a - b
                              Yield = 2[(----- + 1)(6) - 1]
                                          cd
where:

      a = net investment income earned during the period by the fund whose shares are owned by the variable investment option

      b  = expenses accrued for the period (net of any reimbursements)

      c = the average daily number of accumulation units outstanding during the period

      d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                     (1) the age and, possibly, sex of the
                                   payee and

                        (2) the assumed investment rate
                               (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                   payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ----------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

      (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

      (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

      (1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

      (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

      (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    Purchases and Redemptions of Fund Shares

John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Fund for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Fund determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHLICO to commence operations of a Variable Investment Option or an underlying Fund. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

      (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

      (2)   when trading on that Exchange is restricted;

      (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

      (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

-     requiring personal identification,

-     tape recording calls, and

-     providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of fund
                                     shares

At a shareholders' meeting, you may give instructions regarding:

      (1)   the election of a Board of Trustees,

      (2)   the ratification of the selection of independent auditors,

      (3) the approval of a Series Fund's investment management agreements, and

      (4)   other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

We will furnish you information and forms so that you may give voting instructions.

We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      -     the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

                              Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company

Years Ended December 31, 2006, 2005, and the Periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor Company)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...................  F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets as of December 31, 2006 and 2005..............  F-3

Consolidated Statements of Income for the years ended December 31, 2006 and December 31, 2005 and the periods April 29, 2004 through
  December 31, 2004 (Company) and January 1, 2004 through April 28, 2004
  (Predecessor Company)...................................................  F-5

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006 and
  December 31, 2005 and the periods April 29, 2004 through December 31,
  2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor
  Company)................................................................  F-6

Consolidated Statements of Cash Flows for the years ended December 31,
  2006 and December 31, 2005 and the periods April 29, 2004 through
  December 31, 2004 (Company) and January 1, 2004 through April 28, 2004
  (Predecessor Company)...................................................  F-8

Notes to Consolidated Financial Statements................................ F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the two years in the period ended December 31, 2006. We have also audited the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the Company for the periods April 29, 2004 through December 31, 2004 and for the predecessor company for the period of January 1, 2004 through April 28, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for the years ended December 31, 2006 and 2005 and the period April 29, 2004 through December 31, 2004, and the consolidated results of operations and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans. Also as discussed in Note 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

As discussed in Note 2 to the consolidated financial statements, the Company has restated its financial statements for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004 and has restated the financial statements for the predecessor company for the period January 1, 2004 through April 28, 2004.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                                      Restated
                                                               (in millions)
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value
   (cost: 2006--$45,041.0; 2005--$45,638.4)................ $44,863.2 $45,487.0
Equity securities:
   Available-for-sale--at fair value
   (cost: 2006--$1,018.3; 2005--$636.0)....................   1,105.1     682.1
   Trading securities--at fair value
   (cost: 2005--$4.6)......................................        --       4.6
Mortgage loans on real estate..............................   9,959.5  10,799.6
Real estate................................................   1,280.3     846.4
Policy loans...............................................   2,071.8   2,041.5
Other invested assets......................................   2,287.6   2,887.2
                                                            --------- ---------
   Total Investments.......................................  61,567.5  62,748.4

Cash and cash equivalents..................................     929.2   1,873.0
Accrued investment income..................................     609.7     715.7
Premiums and accounts receivable...........................      31.5      72.1
Goodwill...................................................   3,010.9   3,035.9
Value of business acquired.................................   2,502.1   2,636.3
Deferred policy acquisition costs..........................     890.2     652.5
Intangible assets..........................................   1,330.0   1,348.0
Reinsurance recoverable....................................   4,236.3   4,258.9
Other assets...............................................   2,836.9   3,032.0
Separate account assets....................................  19,071.7  18,662.5
                                                            --------- ---------
   Total Assets............................................ $97,016.0 $99,035.3
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                                      Restated
                                                               (in millions)
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits..................................... $45,679.6 $44,895.1
Policyholders' funds.......................................  12,374.8  15,928.5
Consumer notes.............................................   2,454.1   2,487.7
Unearned revenue...........................................     215.5     140.9
Unpaid claims and claim expense reserves...................     138.1     231.6
Dividends payable to policyholders.........................     417.7     415.5
Short-term debt............................................     484.9      18.9
Long-term debt.............................................     487.5     540.4
Deferred income tax liability..............................     394.3     327.5
Other liabilities..........................................   4,755.1   5,013.6
Separate account liabilities...............................  19,071.7  18,662.5
                                                            --------- ---------
   Total Liabilities.......................................  86,473.3  88,662.2

Minority interest..........................................     128.1        --

Shareholder's Equity:

Common stock...............................................     330.0     330.0
Additional paid in capital.................................   9,350.1   9,423.4
Retained earnings..........................................     296.0     275.4
Accumulated other comprehensive income.....................     438.5     344.3
                                                            --------- ---------
   Total Shareholder's Equity..............................  10,414.6  10,373.1
                                                            --------- ---------
   Total Liabilities and Shareholder's Equity.............. $97,016.0 $99,035.3
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                          Company                 Predecessor Company
                                                           -------------------------------------  -------------------
                                                                                     Period from      Period from
                                                                                      April 29,       January 1,
                                                                                         2004            2004
                                                            Year ended   Year ended    through          through
                                                           December 31, December 31, December 31,      April 28,
                                                               2006         2005         2004            2004
                                                           ------------ ------------ ------------ -------------------
                                                                          Restated     Restated        Restated
                                                                                 (in millions)
Revenues
   Premiums...............................................   $2,687.8     $1,983.8     $1,327.3        $  617.1
   Universal life and investment-type product charges.....      500.5        484.7        300.8           149.4
   Net investment income..................................    3,527.6      3,475.3      2,131.3         1,284.7
   Net realized investment and other gains (losses), net
     of amounts credited to participating pension
     contractholders ( $1.3), ($4.7), ($34.9) and $(8.2),
     respectively)........................................        6.2        514.6        (50.9)          124.1
   Investment management revenues, commissions and other
     fees.................................................      843.5        777.7        513.1           278.2
   Other revenue..........................................       31.3         47.2          4.2             7.8
                                                             --------     --------     --------        --------
       Total revenues.....................................    7,596.9      7,283.3      4,225.8         2,461.3

Benefits and expenses
   Benefits to policyholders, excluding amounts related
     to net realized investment and other gains (losses)
     credited to participating pension contractholders
     ($1.3), ($4.7), ($34.9) and $(8.2), respectively)....    4,479.6      3,911.0      2,313.4         1,299.5
   Other operating costs and expenses.....................    1,460.2      1,464.1        997.1           345.4
   Amortization of deferred policy acquisition costs and
     value of business acquired...........................      299.1        174.3        138.9           110.9
   Dividends to policyholders.............................      509.9        513.4        316.9           157.1
                                                             --------     --------     --------        --------
       Total benefits and expenses........................    6,748.8      6,062.8      3,766.3         1,912.9

Income before income taxes and cumulative effect of
  accounting changes......................................      848.1      1,220.5        459.5           548.4

Income taxes..............................................      267.5        408.8        105.8           167.5
                                                             --------     --------     --------        --------
Income before cumulative effect of accounting changes.....      580.6        811.7        353.7           380.9

Cumulative effect of accounting changes, net of income tax         --           --           --            (3.3)
                                                             --------     --------     --------        --------
Net income................................................   $  580.6     $  811.7     $  353.7        $  377.6
                                                             ========     ========     ========        ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                           Additional            Accumulated Other     Total
                                                   Common   Paid In    Retained    Comprehensive   Shareholder's Outstanding
                                                   Stock    Capital    Earnings    Income (Loss)      Equity       Shares
                                                   ------  ---------- ---------  ----------------- ------------- -----------
                                                               (in millions, except for outstanding share data)
Predecessor Company
Balance at January 1, 2004 - As previously
  reported........................................ $ 10.0  $ 4,763.2  $ 1,332.1      $ 1,477.6       $ 7,582.9      1,000
       Restatements...............................                        (68.3)         (49.0)         (117.3)
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at January 1, 2004 - Restated............. $ 10.0  $ 4,763.2  $ 1,263.8      $ 1,428.6       $ 7,465.6      1,000
                                                   ======  =========  =========      =========       =========     ======
   Comprehensive income:
       Net income - Restated......................                        377.6                          377.6

       Other comprehensive net income, net of
         tax:.....................................
          Net unrealized investment gains.........                                       (28.6)          (28.6)
          Foreign currency translation
            adjustment............................                                        (0.3)           (0.3)
          Minimum pension liability...............                                         0.6             0.6
          Cash flow hedges - Restated.............                                        11.7            11.7
                                                                                                     ---------
   Comprehensive income - Restated................                                                       361.0
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at April 28, 2004 Restated................ $ 10.0  $ 4,763.2  $ 1,641.4      $ 1,412.0       $ 7,826.6      1,000
                                                   ======  =========  =========      =========       =========     ======
Acquisition by Manulife Financial Corporation:
Sale of shareholder's equity - Restated...........  (10.0)  (4,763.2)  (1,641.4)      (1,412.0)       (7,826.6)    (1,000)
Manulife Financial Corporation purchase price -
  Restated........................................   10.0    9,484.1                                   9,494.1      1,000

Company
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at April 29, 2004 - Restated.............. $ 10.0  $ 9,484.1  $      --      $      --       $ 9,494.1      1,000
                                                   ======  =========  =========      =========       =========     ======
   Comprehensive income:
       Net income - Restated......................                        353.7                          353.7

       Other comprehensive net income, net of
         tax:.....................................
          Net unrealized investment losses........                                       411.4           411.4
          Foreign currency translation
            adjustment............................                                         0.6             0.6
          Minimum pension liability...............                                       (11.0)          (11.0)
          Cash flow hedges - Restated.............                                       191.5           191.5
                                                                                                     ---------
   Comprehensive income - Restated................                                                       946.2

Share based payments - Restated...................               6.5                                       6.5
Dividends paid to Parent..........................                       (200.0)                        (200.0)
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at December 31, 2004 - Restated........... $ 10.0  $ 9,490.6  $   153.7      $   592.5       $10,246.8      1,000
                                                   ======  =========  =========      =========       =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME - (CONTINUED)

                                                               Additional          Accumulated Other     Total
                                                        Common  Paid In   Retained   Comprehensive   Shareholder's Outstanding
                                                        Stock   Capital   Earnings   Income (Loss)      Equity       Shares
                                                        ------ ---------- -------- ----------------- ------------- -----------
                                                                   (in millions, except for outstanding share data)
Company
Balance at January 1, 2005 - Restated.................. $ 10.0  $9,490.6  $ 153.7       $ 592.5        $10,246.8      1,000

   Comprehensive income:
       Net income - Restated...........................                     811.7                          811.7

       Other comprehensive net income, net of tax:
          Net unrealized investment gains..............                                  (420.0)          (420.0)
          Foreign currency translation
            adjustment.................................                                    (1.8)            (1.8)
          Minimum pension liability....................                                     2.4              2.4
          Cash flow hedges - Restated..................                                   171.2            171.2
                                                                                                       ---------
   Comprehensive income - Restated.....................                                                    563.5

Manulife Financial Corporation Purchase price
  reallocation.........................................            (82.1)                                  (82.1)

Share based payments - Restated........................             14.9                                    14.9
Capital Contribution paid by Parent....................  320.0                                             320.0     32,000
Dividends paid to Parent...............................                    (690.0)                        (690.0)
                                                        ------  --------  -------       -------        ---------     ------
Balance at December 31, 2005 - Restated................ $330.0  $9,423.4  $ 275.4       $ 344.3        $10,373.1     33,000
                                                        ======  ========  =======       =======        =========     ======
   Comprehensive income:
       Net income......................................                     580.6                          580.6

       Other comprehensive income, net of tax:
          Net unrealized investment losses.............                                    26.0             26.0
          Foreign currency translation
            adjustment.................................                                     0.4              0.4
          Minimum pension liability....................                                   (16.3)           (16.3)
          Cash flow hedges.............................                                   (76.1)           (76.1)
                                                                                                       ---------
       Comprehensive income............................                                                    514.6

Statement 158 transition adjustment....................                                   160.2            160.2
Transfer of real estate from affiliate.................            (86.7)                                  (86.7)
Share based payments...................................            (21.4)                                  (21.4)
Employee stock option plan (ESOP)......................             34.8                                    34.8
Dividends paid to Parent...............................                    (560.0)                        (560.0)
                                                        ------  --------  -------       -------        ---------     ------
Balance at December 31, 2006........................... $330.0  $9,350.1  $ 296.0       $ 438.5        $10,414.6     33,000
                                                        ======  ========  =======       =======        =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           Company                 Predecessor Company
                                                            -------------------------------------  -------------------
                                                                                      Period from      Period from
                                                                                       April 29,       January 1,
                                                                                          2004            2004
                                                             Year ended   Year ended    through          through
                                                            December 31, December 31, December 31,      April 28,
                                                                2006         2005         2004            2004
                                                            ------------ ------------ ------------ -------------------
                                                                           Restated     Restated        Restated
                                                                                  (in millions)
Cash flows from operating activities:
   Net income..............................................  $    580.6   $    811.7   $   353.7        $   377.6
       Adjustments to reconcile net income to
         net cash provided by operating
         activities:
          Amortization of premium - fixed
            maturities.....................................       453.9        587.9       437.1              6.2
          Net realized investment (gains)/losses...........        (6.2)      (514.6)       50.9           (124.1)
          Change in accounting principles..................          --           --          --              3.3
          Amortization of deferred acquisition
            costs..........................................       163.8          4.5        18.3            105.8
          Amortization of value of business
            acquired.......................................       135.3        169.8       120.6              5.1
          Capitalized deferred acquisition costs...........      (395.7)      (416.2)     (236.5)          (121.7)
          Depreciation and amortization....................        28.3         22.9        22.4              9.9
          Net cash flows from trading securities...........         4.6         (0.4)       (3.8)             0.3
          Decrease (increase) in accrued
            investment income..............................       106.0       (294.8)       75.5            (57.2)
          Decrease (increase) in premiums and
            accounts receivable ...........................        40.6        (57.9)       21.0             15.9
          (Increase) decrease in other assets
            and other liabilities, net.....................      (149.6)       429.5       (53.6)           (60.5)
          Increase in policy liabilities and
            accruals, net..................................       876.2        337.4       698.9            314.1
          Increase in income taxes.........................       116.7        530.0       247.3            111.9
                                                             ----------   ----------   ---------        ---------
              Net cash provided by operating
                activities.................................     1,954.5      1,609.8     1,751.8            586.6

Cash flows used in investing activities:
   Sales of:
          Fixed maturities available-for-sale..............    10,381.7      9,978.0     2,156.9          2,731.2
          Equity securities available-for-sale.............       166.7      2,002.8       214.7            154.9
          Real estate......................................         8.8         32.1         6.2             97.7
          Other invested assets............................     1,400.0      1,055.9       570.9            130.7
   Maturities, prepayments and scheduled
     redemptions of:
          Fixed maturities held-to-maturity................          --           --          --             40.3
          Fixed maturities available-for-sale..............       925.9      2,064.8     2,926.4          1,497.6
          Other invested assets............................          --           --         4.6               --
          Mortgage loans on real estate....................     1,877.3      2,224.6     1,019.9            615.0
   Purchases of:
          Fixed maturities available-for-sale..............   (11,072.0)   (11,578.3)   (4,020.5)        (5,983.2)
          Equity securities available-for-sale.............      (462.5)    (1,493.7)     (252.7)           (39.6)
          Real estate......................................      (449.2)      (560.9)     (117.4)            (6.9)
          Other invested assets............................      (552.0)      (454.0)     (508.7)          (626.9)
Mortgage loans on real estate issued.......................    (1,094.0)    (1,428.5)   (1,419.9)          (507.9)
Net cash paid for related party real estate................      (150.4)          --          --               --
Net cash received related to sales of businesses...........        37.9           --          --               --
Other, net.................................................        60.2         (1.0)       (7.4)           (70.2)
                                                             ----------   ----------   ---------        ---------
Net cash provided by (used in) investing
  activities...............................................  $  1,078.4   $  1,841.8   $   573.0        $(1,967.3)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  Company                 Predecessor Company
                                                   -------------------------------------  -------------------
                                                                             Period from      Period from
                                                                              April 29,       January 1,
                                                                                 2004            2004
                                                    Year ended   Year ended    through          through
                                                   December 31, December 31, December 31,      April 28,
                                                       2006         2005         2004            2004
                                                   ------------ ------------ ------------ -------------------
                                                                  Restated     Restated        Restated
                                                                         (in millions)
Cash flows from financing activities:
   Capital contribution paid by Parent............  $      --    $   320.0    $      --        $      --
   Dividends paid to Parent.......................     (560.0)      (690.0)      (200.0)          (100.0)
   Increase in notes receivable from affiliates...      (90.0)          --           --               --
   Universal life and investment-type contracts
     deposits.....................................    3,412.6      3,292.4      3,551.4          2,833.0
   Universal life and investment-type contract
     maturities and withdrawals...................   (7,407.8)    (6,412.4)    (6,179.8)        (2,663.7)
   Net transfers to separate accounts from
     policyholders funds..........................      277.5        865.8       (460.9)           (41.1)
   Excess tax benefits related to share based
     payments.....................................       19.3           --           --               --
   (Repayments) issuance of consumer notes, net...      (33.6)       108.6        407.5            372.2
   Issuance of short-term debt....................      478.1        153.4         88.7               --
   Issuance of long-term debt.....................        2.8          3.5          2.3              0.3
   Repayment of short-term debt...................      (67.8)      (197.2)       (46.4)           (41.8)
   Repayment of long-term debt....................       (7.8)       (14.6)       (11.9)            (1.2)
                                                    ---------    ---------    ---------        ---------
   Net cash (used in) provided by financing
     activities...................................   (3,976.7)    (2,570.5)    (2,849.1)           357.7

   Net increase (decrease) in cash and cash
     equivalents..................................     (943.8)       881.1       (524.3)        (1,023.0)
                                                    ---------    ---------    ---------        ---------
Cash and cash equivalents at beginning of period..    1,873.0        991.9      1,516.2          2,539.2
                                                    ---------    ---------    ---------        ---------
Cash and cash equivalents at end of period........  $   929.2    $ 1,873.0    $   991.9        $ 1,516.2
                                                    =========    =========    =========        =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of JHFS's shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

    .  Refinement of policy liability valuation models;

    .  Other refinement of fair values; and

    .  Additional restructuring accruals.

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as at the date of acquisition and has been updated for the finalization of the purchase equation in 2005 (in millions):

                                                     Fair Value  Final Purchase
As of April 28, 2004                     As Reported Adjustments    Equation
--------------------                     ----------- ----------- --------------
Assets
Total investments.......................  $65,904.1    $(136.6)    $65,767.5
Goodwill - Restated.....................    3,068.8      (26.7)      3,042.1
Value of business acquired..............    2,864.6       25.7       2,890.3
Intangible assets.......................    1,351.8         --       1,351.8
Deferred tax asset......................      436.4         --         436.4
Cash and cash equivalents...............    1,684.7         --       1,684.7
Reinsurance recoverable, net............    3,162.0         --       3,162.0
Other assets acquired...................    3,067.4      (23.2)      3,044.2
Separate account assets.................   18,331.9         --      18,331.9
                                          ---------    -------     ---------
Total assets acquired - Restated........  $99,871.7    $(160.8)    $99,710.9
                                          =========    =======     =========
Liabilities:
Policy liabilities......................  $66,277.5    $(189.5)    $66,088.0
Other liabilities - Restated............    5,768.2      110.8       5,879.0
Separate accounts.......................   18,331.9         --      18,331.9
                                          ---------    -------     ---------
Total liabilities assumed - Restated....  $90,377.6    $ (78.7)    $90,298.9
                                          =========    =======     =========
Net assets acquired - Restated..........  $ 9,494.1    $ (82.1)    $ 9,412.0
                                          =========    =======     =========

Goodwill of $3,042.1 million (restated) at December 31, 2005 has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets. Of the $3,042.1 (restated) million at December 31, 2005 in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $1,351.8 million resulting from the acquisition consists of the "John Hancock" brand name, distribution network, investment management contracts in the mutual funds business and other investments management contracts in the institutional investment advisory business. Refer to Note 17 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Restructuring Costs

Prior to the merger, the Company continued its Competitive Positioning Project, which involved reducing costs and increasing future operating efficiencies by consolidating portions of the Company's operations. The Project consisted primarily of reducing staff in the home office and terminating certain operations outside the home office.

Following the acquisition of the Company by Manulife on April 28, 2004, Manulife developed a plan to integrate the operations of the Company with its consolidated subsidiaries. Manulife believes the restructuring was essentially completed at the end of 2005. Restructuring costs of $85.1 million were recognized by the Company as part of the purchase transaction and consist primarily of exit and consolidation activities involving operations, certain compensation costs, and facilities. The accruals for the restructuring costs are included in other liabilities on the Company's Consolidated Balance Sheets and in other operating costs and expenses on the consolidated income statements. As part of the finalization of the purchase equation in the second quarter of 2005, the total restructuring costs increased by $25.0 million to $110.1 million.

The following details the amounts and status of restructuring costs:

                          Amount                Amount                    Amount                    Amount
                         Utilized              Utilized                  Utilized                  Utilized
                        January 1,            April 29,                 January 1,                January 1
             Pre-merger    2004                  2004                      2005                      2006
             accrual at  through               through     Accrual at    through     Accrual at    through     Accrued at
             January 1, April 28,   Accrued  December 31, December 31, December 31, December 31, December 31, December 31,
Type of Cost    2004       2004    at merger     2004         2004         2005         2005         2006         2006
------------ ---------- ---------- --------- ------------ ------------ ------------ ------------ ------------ ------------
                                                             (in millions)
 Personnel..   $12.0       $3.3     $ 43.1      $ 9.6        $ 42.2       $23.3        $18.9        $13.3        $ 5.6
 Facilities.      --         --       67.0        7.8          59.2        31.6         27.6         16.9         10.7
               -----       ----     ------      -----        ------       -----        -----        -----        -----
   Total....   $12.0       $3.3     $110.1      $17.4        $101.4       $54.9        $46.5        $30.2        $16.3
               =====       ====     ======      =====        ======       =====        =====        =====        =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation. Since April 28, 2004, the Company operates as a subsidiary of Manulife, as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

Basis of Presentation. The accompanying financial statements as of December 31, 2006 and 2005, for the year ended December 31, 2006 and 2005, and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and subsidiaries of which it is the primary beneficiary. Please refer to Note 4 - Relationships with Variable Interest Entities for more information on the Company's relationships with variable interest entities. All significant intercompany transactions and balances have been eliminated. When the Company consolidates partnership or LLC interests, the partnership is consolidated onto the accounts of the separate accounts if the separate accounts own a greater share than the Company's general account and is consolidated onto the Company's general accounts if the general account owns a greater share than the Company's separate accounts. When consolidation through the Company's separate accounts takes place, additional separate account assets (with offsetting separate account liabilities) are recognized to bring total Company exposure up to total partnership or LLC assets and intercompany eliminations between the Company's general accounts and separate accounts are not performed.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them.

Restatements. The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004. There were five items requiring restatement as described below.

The financial statements have been restated for a miscalculation of a tax liability on the 1999 gain on the sale of a subsidiary company, Unigard Security Insurance Company. During the 2006 Internal Revenue Service (IRS) audit of the Company's 1999 federal tax return, the miscalculation was discovered and brought to management's attention. An amount was recorded in line with the IRS assessment of the tax liability. The amount of the additional tax and interest has been reflected in the accompanying financial statements. This adjustment decreased net income by $1.8 million, $1.2 million and $0.5 million for the year ended December 31, 2005, the period from April 29, 2004 to December 31, 2004 and the period from January 1, 2004 to April 28, 2004, respectively. Total shareholders' equity was reduced by $36.6 million as of January 1, 2004. At the merger date, April 29, 2004, the cumulative restatement of $37.1 million was removed from stockholders' equity and recorded as an increase to goodwill.

The financial statements have also been restated in relation to the accounting for reinsurance treaties between the Company and its affiliated company, John Hancock Reassurance Company. Ltd. of Bermuda (JHReCo). The Company cedes both long term care and group annuity insurance business to JHReCo. The treaties leave the assets supporting the reinsured business with the Company, thus requiring an interest rate calculation which is used to pass interest earned on the assets to the reinsurer. Both long term care and group annuity use interest rate derivatives for asset/liability management purposes to bridge the gap between the duration of the asset portfolio and the liabilities. During 2006, the treaty settlements were reviewed and errors were noted with respect to the determination of the interest rate calculation and related settlement amount, including the treatment of derivatives and the treatment of unrealized gains on derivatives. The Company's net income and other comprehensive income were restated for these items. This adjustment decreased net income by $54.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY
million and $16.3 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively. This adjustment increased net income by $48.8 million for the period from January 1, 2004 to April 28, 2004. Retained earnings and accumulated other comprehensive income were decreased by $31.7 million and $49.0 million, respectively, as of January 1, 2004. Other comprehensive income decreased by $38.8 million and $50.9 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively.

The Company has certain investments in its investment portfolio which at the time of the merger were determined to have characteristics which were not optimal for business segments in its asset/liability matching models and more appropriately held in the surplus segment. The Company moved the investments from the business segments into the corporate segment replacing them with investments with characteristics more suited to the business requirements. During this realignment process, these assets were transferred in error from an affiliated company, John Hancock Insurance Company of Vermont (JHIC of Vermont), to the Company. The financial statements have been restated for the net investment income on the investments that belonged to the affiliated company. This adjustment decreased net income by $1.3 million and $0.5 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively.

The Company also restated its 2005 balance sheet to record the impact of tax benefits realized as a result of option exercises and reclassified amounts payable to MFC to paid in capital for the share based compensation incurred by MFC on behalf of Company employees for 2005 and 2004. This adjustment increased paid in capital by $14.9 million as of December 31, 2005 and by $6.5 million as of December 31, 2004. In addition, the Company recognized the net income impact associated with recognizing retirement eligibility at the date of grant. This adjustment increased net income by $0.3 million for the year ended December 31, 2005 and decreased net income by $1.0 million for the period from April 29, 2004 to December 31, 2004.

The following is a summary of the line items impacted by the Restatement for the 2005 consolidated Balance Sheet and the Consolidated Statements of Income and Shareholders' Equity for the year ended December 31, 2005, the period from April 29 through December 31, 2004 and the period from January 1 through
April 28, 2004:

                                               *Prior to
                                              Restatement Adjustments Restated
                                              ----------- ----------- ---------
                                                        (in millions)
December 31, 2005
Accrued investment income                      $   718.6    $  (2.9)  $   715.7
Goodwill                                         3,005.0       30.9     3,035.9
Total assets                                    99,007.3       28.0    99,035.3
Deferred income tax liability                      371.7      (44.2)      327.5
Other liabilities                                4,813.7      199.9     5,013.6
Total liabilities                               88,506.5      155.7    88,662.2
Additional paid in capital                       9,384.9       38.5     9,423.4
Retained earnings                                  351.9      (76.5)      275.4
Accumulated other comprehensive income             434.0      (89.7)      344.3
Total shareholder's equity                      10,500.8     (127.7)   10,373.1
Total liabilities and shareholder's equity      99,007.3       28.0    99,035.3
                                               ---------    -------   ---------
December 31, 2004
Additional paid in capital                       9,467.0       23.6     9,490.6
Retained earnings                                  172.7      (19.0)      153.7
Accumulated other comprehensive income             643.4      (50.9)      592.5
Total shareholder's equity                      10,293.1      (46.3)   10,246.8
                                               ---------    -------   ---------
April 29, 2004
Additional paid in capital                       9,467.0       17.1     9,484.1
Total shareholder's equity                       9,477.0       17.1     9,494.1
                                               ---------    -------   ---------
April 28, 2004
Retained earnings                                1,661.4      (20.0)    1,641.4
Total shareholder's equity                       7,846.6      (20.0)    7,826.6
                                               ---------    -------   ---------
--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                              *Prior to
                                                             Restatement Adjustments Restated
                                                             ----------- ----------- --------
                                                                      (in millions)
January 1, 2004
Retained earnings                                             $1,332.1     $ (68.3)  $1,263.8
Accumulated other comprehensive income                         1,477.6       (49.0)   1,428.6
Total shareholder's equity                                     7,582.9      (117.3)   7,465.6
                                                              --------     -------   --------
For the year ended December 31, 2005
Net investment income                                          3,477.4        (2.1)   3,475.3
Total revenue                                                  7,285.4        (2.1)   7,283.3
Benefits to policyholders                                      3,818.1        92.9    3,911.0
Other operating costs and expenses                             1,470.4        (6.3)   1,464.1
Total benefits and expenses                                    5,976.2        86.6    6,062.8
Income before income taxes                                     1,309.2       (88.7)   1,220.5
Income taxes                                                     440.0       (31.2)     408.8
Net income                                                       869.2       (57.5)     811.7
                                                              --------     -------   --------
For the period from April 29, 2004 through December 31, 2004
Net investment income                                          2,132.1        (0.8)   2,131.3
Total revenue                                                  4,226.6        (0.8)   4,225.8
Benefits to policyholders                                      2,288.9        24.5    2,313.4
Other operating costs and expenses                               993.4         3.7      997.1
Total benefits and expenses                                    3,738.1        28.2    3,766.3
Income before income taxes                                       488.5       (29.0)     459.5
Income taxes                                                     115.8       (10.0)     105.8
Net income                                                       372.7       (19.0)     353.7
                                                              --------     -------   --------
For the period from January 1, 2004 through April 28, 2004
Benefits to policyholders                                      1,300.2        (0.7)   1,299.5
Other operating costs and expenses                               418.9       (73.5)     345.4
Total benefits and expenses                                    1,987.1       (74.2)   1,912.9
Income before income taxes                                       474.2        74.2      548.4
Income taxes                                                     141.6        25.9      167.5
Net income                                                       329.3        48.3      377.6

--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

In addition, the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004 have been restated to correct errors in the classification of the Company's cash flows for universal life and investment-type contract deposits and maturities and withdrawals. Also, cash flows were restated for net transfers to separate accounts from policyholders. All such cash flows were previously included in cash flows from operating activities and are now included in cash flows from financing activities. Universal life and investment-type contract deposits were increased by $2.7 billion, $2.9 billion and $1.5 billion, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. Universal life and investment-type contract maturities and withdrawals were increased by $2.2 billion, $3.2 billion and $1.4 billion, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. Net transfers to separate accounts from policyholders were $865.8 million, $(460.9) million and $(41.1) million, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. The restatements do not have an impact on the Company's Consolidated Statements of Income, Consolidated Statements of Shareholder's Equity and Comprehensive Income, or total change in cash and cash equivalents on the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. In addition, they did not have an impact on the Consolidated Balance Sheets of December 31, 2005 and 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Investments. At December 31, 2006, the Company classifies its debt securities into one category: available-for-sale. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily at redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Trading securities are marked to fair value with associated gains and losses, both realized and unrealized, included in the Company's consolidated statements of income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of real estate to be disposed of was $0 million and $0 million at December 31, 2006 and 2005, respectively.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs. Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2006, the Company's DAC asset was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $163.8 million and $4.5 million for the year ended December 31, 2006 and 2005, was $18.3 million and $105.8 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 11 -- Reinsurance for additional disclosures regarding this topic.

Goodwill and Other Intangible Assets. In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 17 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts. Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Future Policy Benefits and Policyholders' Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, from 1.5% to 7.0% for individual annuity liabilities and from 1.8% to 6.3% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.9%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.2% to 8.5% for universal life insurance products and from 1.7% to 6.3% for investment type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products.

Major components of policyholders' funds in the Company's Consolidated Balance Sheets are summarized in the table below:

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                               (in millions)
Liabilities for policyholders' funds
   Guaranteed investment contracts......................... $ 2,314.7 $ 2,935.2
   U.S. funding agreements.................................     139.3     138.6
   Global funding agreements backing medium-term notes.....   6,009.9   8,713.6
   Other investment-type contracts.........................   2,004.9   2,035.4
                                                            --------- ---------
       Total liabilities for investment-type contracts.....  10,468.8  13,822.8
Liabilities for individual annuities.......................      57.9       1.7
Universal life and other reserves..........................   1,848.1   2,104.0
                                                            --------- ---------
Total liabilities for policyholders' funds................. $12,374.8 $15,928.5
                                                            ========= =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Global Funding Agreements. The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2006 and 2005, the Company had $5.9 billion and $8.7 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2006 and 2005, there was $2.0 billion and $2.5 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2006 and 2005, there was $3.9 billion and $6.2 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements. The funding agreements backing the related medium-term notes for both of these programs are included in policyholders' funds in the Company's consolidated balance sheets.

At December 31, 2006, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2007--$861.6 million; 2008--$1,488.2 million; 2009--$1,753.9 million;
2010--$736.0 million, 2011--$573.9 million and thereafter--$430.9 million.

Participating Insurance. Participating business represents more than 50% of the Company's traditional life net insurance in force for 2006, 2005, and 2004.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company adopted FAS 123(R) "Share Based Payment" on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123 "Accounting for Stock Options" effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2003. Upon adoption of SFAS No. 123(R), there were no unvested stock options issued prior to January 1, 2003, and therefore, the adoption had no impact to the Company's financial condition or results of operations. For stock option grants made to employees prior to January 1, 2003, the Company applied the intrinsic value measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees."

In the merger all of the JHFS unvested stock options as of the date of announcement of the merger on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares. In addition, substantially all outstanding grants of restricted stock as of the date of the announcement of the merger on September 28, 2003, vested immediately prior to the closing date. Subsequent to the merger, the Company continues to incur compensation expense related to stock compensation issued by Manulife.

Upon adoption of FAS 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid-in capital using the shortcut method as permitted by FASB Staff Position ("FSP") 123(R)-3, "Transition Election to Accounting for the Tax Effects of Share Based Payment Awards."

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. Upon adoption in 2006, the Company recognized $19.3 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows.

Federal Income Taxes. The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to
Note 6 -- Income Taxes for additional disclosures on this topic.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Foreign Currency Translation. The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

Cumulative Effect of Accounting Changes

   Emerging Issues Task Force Issue No. 04-5 - "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Right" ("EITF No. 04-5")

The Company adopted EITF 04-5 on January 1, 2006 which required consolidation of three limited partnerships which the Company manages. Consolidation of two partnerships into the Company's general fund as of December 31, 2006, resulted in an increase in invested assets of $128.1 million and an increase in minority interest of $128.1 million. Consolidation of one partnership into the Company's separate accounts as of December 31, 2006 resulted in an increase in separate account assets of $57.6, and an increase in separate account liabilities of $57.6. Refer to Recent Accounting Pronouncements for further discussion.

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-1")

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholders' equity of $1.5 million (net of tax of $0.8 million). The Company recorded a reduction in net income of $3.3 million (net of tax of $1.8 million) partially offset by an increase in other comprehensive income of $1.8 million (net of tax of $1.0 million) which were recorded as the cumulative effects of an accounting change, on January 1, 2004. In addition, in conjunction with the adoption of SOP 03-1 the Company reclassified $933.8 million in separate account assets and liabilities to the general account balance sheet accounts. Refer to Recent Accounting Pronouncements for further discussion.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 159. SFAS No. 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS No. 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS No. 159 will have on its consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123R ("SFAS 158")

On December 31, 2006, the Company adopted SFAS No. 158. SFAS No. 158 requires the Company on a prospective basis to recognize in its statement of financial position either an asset for a defined benefit postretirement plan's overfunded status or a liability for its underfunded status. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

As a result of the Company's adoption of SFAS No. 158 as of December 31, 2006, the Company recorded pre-tax other comprehensive income of $246.4 million, to recognize the funded status of its defined benefit pension and other postretirement benefit plans, resulting in accumulated other comprehensive income of $208.0 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS
No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS No. 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is currently evaluating the impact SFAS No. 157 will have on its consolidated financial position or results of operations.

   United States Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB No. 108")

The SEC staff published SAB 108 on September 13, 2006. SAB No. 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB No. 108, SEC registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, an SEC registrant's prior year financial statements must be restated. SAB No. 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions and those previous materiality conclusions were arrived at in accordance with prior materiality guidance. When applying the special transition provisions, instead of restating prior period financial statements, an SEC registrant must record the effect as a cumulative-effective adjustment to beginning-of-year retained earnings.

SAB No. 108 was effective for the Company's financial statements as of December 31, 2006. The adoption of this guidance had no impact on the Company's consolidated financial statements.

   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP No. FAS 13-2").

The FASB staff released FSP No. FAS 13-2 in September 2006. FSP No. 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP No. FAS 13-2 will be effective for the Company's financial statements beginning January 1, 2007 and will not be retrospectively applied. Adoption of FSP No. FAS 13-2 will result in a charge to opening retained earnings at January 1, 2007 of $133.5 million.

   FAS Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN No. 48")

In June 2006, the FASB issued "Financial Interpretation No. 48 - Accounting for Uncertainty in Income Taxes." ("FIN No. 48") FIN No. 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial position or results of operation.

   Statement of Financial Accounting No. 155, Accounting for Certain Hybrid Instruments ("SFAS No. 155")

In February, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of FAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS No. 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS No. 155 is not expected to result in a material impact on the Company's consolidated financial position and results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial position or results of operations.

   Emerging Issues Task Force Issue No. 04-5 - "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Right" ("EITF No. 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of EITF No. 04-5.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operations. The restatements of the accompanying financial statements and footnote disclosures for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 29, 2004 were prepared in accordance with SFAS No. 154.

   FASB Staff Position 106-2 - Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2")

In May, 2004, the FASB issued (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $40.9 million reduction in the accumulated plan benefit obligation as of the purchase accounting re-measurement date (April 28, 2004) and a $1.6 million decrease in net periodic postretirement benefit costs for the period April 29, 2004 through December 31, 2004.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this cost-sharing level would clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that it would receive government subsidies for the benefits it will pay to its pre-1992 Medicare-eligible retirees beginning in 2006. This reduction to its underlying FAS 106 obligation was reflected during 2004, in accordance with FSP 106-2.

With respect to the second group, those who retired on or after January 1, 1992, the Company-paid portion of retiree health benefits is capped and currently accounts for as low as 25% of total benefit cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in FAS 106 obligation during 2006.

   AICPA Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-01")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefits features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders, Refer to Note 18 - Certain Separate Accounts for additional disclosures required by SOP 03-1. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                             Period from  Period from
                                                                               April 29    January 1
                                                    Year Ended   Year Ended    through      through
                                                   December 31, December 31, December 31,  April 28,
                                                       2006         2005         2004        2004
                                                   ------------ ------------ ------------ -----------
                                                                     (in millions)
Net Investment Income
   Fixed maturities - Restated....................   $2,664.0     $2,658.7     $1,793.8    $1,073.0
   Equity securities..............................       41.3         25.8          5.4         2.0
   Mortgage loans on real estate..................      578.2        589.8        398.0       257.0
   Real estate....................................       59.3         33.1         21.6         5.4
   Policy loans...................................      112.6        116.1         78.2        38.5
   Short-term investments.........................       72.3         47.4         10.6         1.2
   Other..........................................      159.0        120.9        (72.4)      (41.6)
                                                     --------     --------     --------    --------
   Gross investment income - Restated.............    3,686.7      3,591.8      2,235.2     1,335.5

       Less investment expenses...................      159.1        116.5        103.9        50.8
                                                     --------     --------     --------    --------
Net investment income - Restated                     $3,527.6     $3,475.3     $2,131.3    $1,284.7
                                                     ========     ========     ========    ========
Net realized investment and other gains (losses),
  net of amounts credited to participating
  pension contractholders
   Fixed maturities...............................   $   24.5     $  129.0     $    7.0    $  (26.4)
   Equity securities..............................       41.1         11.6         24.7        73.0
   Mortgage loans on real estate and real estate
     to be disposed of............................       42.1          8.5        (33.7)       50.6
   Derivatives and other invested assets..........     (102.8)       370.2        (14.0)       35.1
   Amounts credited to participating pension
     contractholders..............................        1.3         (4.7)       (34.9)       (8.2)
                                                     --------     --------     --------    --------
Net realized investment and other gains (losses),
  net of amounts credited to participating
  pension contractholders.........................   $    6.2     $  514.6     $  (50.9)   $  124.1
                                                     ========     ========     ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Gross gains were realized on the sale of available-for-sale securities of $293.7 million and $343.2 million for the years ended December 31, 2006 and 2005, $181.0 million from April 29 through December 31, 2004, $210.9 million from January 1 through April 28, 2004, and gross losses were realized on the sale of available-for-sale securities of $158.2 million and $107.4 million for the years ended December 31, 2006 and 2005, $62.5 million from April 29 through December 31, 2004, $13.0 million from January 1 through April 28, 2004. In addition, other-than-temporary impairments on available-for-sale securities of $135.3 million and $113.4 million for the years ended December 31, 2006 and 2005, $102.1 million from April 29, 2004 through December 31, 2004 and $82.9 million from January 1, 2004 through April 28, 2004 were recognized in the Consolidated Statements of Income.

The Company's investments in available-for-sale securities are summarized below for the years indicated:

                                                                  December 31, 2006
                                                   -----------------------------------------------
                                                                    Gross      Gross
                                                                  Unrealized Unrealized
                                                   Amortized Cost   Gains      Losses   Fair Value
                                                   -------------- ---------- ---------- ----------
                                                                    (in millions)
Available-for-Sale:
   Corporate securities...........................   $34,361.1      $288.9     $459.6   $34,190.4
   Asset-backed & mortgage-backed securities......     9,850.8        64.3       80.7     9,834.4
   Obligations of states and political
     subdivisions.................................        88.1         2.6        0.7        90.0
   Debt securities issued by foreign governments..       242.5         4.4        1.3       245.6
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....       498.5         4.6        0.3       502.8
                                                     ---------      ------     ------   ---------
   Fixed maturities available-for-sale total......    45,041.0       364.8      542.6    44,863.2
   Equity securities..............................     1,018.3        90.7        3.9     1,105.1
                                                     ---------      ------     ------   ---------
   Total fixed maturities and equity securities
     available-for-sale...........................   $46,059.3      $455.5     $546.5   $45,968.3
                                                     =========      ======     ======   =========

                                                                  December 31, 2005
                                                   -----------------------------------------------
                                                                    Gross      Gross
                                                                  Unrealized Unrealized
                                                   Amortized Cost   Gains      Losses   Fair Value
                                                   -------------- ---------- ---------- ----------
                                                                    (in millions)
Available-for-Sale:
   Corporate securities...........................   $34,533.3      $371.6     $448.3   $34,456.6
   Asset-backed & mortgage-backed securities......    10,392.6        74.1      150.0    10,316.7
   Obligations of states and political
     subdivisions.................................       116.3         0.2        3.4       113.1
   Debt securities issued by foreign governments..       137.1         8.1        1.2       144.0
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....       459.1         2.1        4.6       456.6
                                                     ---------      ------     ------   ---------
   Fixed maturities available-for-sale total......    45,638.4       456.1      607.5    45,487.0
   Equity securities..............................       636.0        51.4        5.3       682.1
                                                     ---------      ------     ------   ---------
   Total fixed maturities and equity securities
     available-for-sale...........................   $46,274.4      $507.5     $612.8   $46,169.1
                                                     =========      ======     ======   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
Due in one year or less..............................   $ 1,423.0    $ 1,418.0
Due after one year through five years................    11,980.5     11,890.7
Due after five years through ten years...............     9,661.2      9,589.5
Due after ten years..................................    12,125.5     12,130.6
                                                        ---------    ---------
                                                         35,190.2     35,028.8
Mortgage-backed securities...........................     9,850.8      9,834.4
                                                        ---------    ---------
   Total.............................................   $45,041.0    $44,863.2
                                                        =========    =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2006, 2005 and 2004 amounted to $0 million, $0 million, and $(0.5) million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2006 and 2005, $294.8 million and $409.8 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2006, 2005 and 2004, net investment income passed through to participating pension contract holders as interest credited to policyholders' account balances amounted to $133.6 million, $148.8 million, and $170.5 million, respectively.

Depreciation expense on investment real estate was $17.7 million, $8.5 million, and $4.6 million, in 2006, 2005, and 2004, respectively. Accumulated depreciation was $80.6 million and $57.0 million at December 31, 2006 and 2005, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

  Unrealized Losses on Fixed Maturity Securities and Equity Securities -- By
                                Investment Age

                                                                        As of December 31, 2006
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of Securities:                            Loss      Losses      Loss      Losses      Loss      Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of
  U.S. government agencies........................  $   38.5   $  (0.3)  $    47.2   $  (0.7)  $    85.7   $  (1.0)
Federal agency mortgage backed securities.........     913.2      (7.4)    4,441.1     (73.3)    5,354.3     (80.7)
Debt securities issued by foreign governments.....      78.0      (1.2)       14.5      (0.1)       92.5      (1.3)
Corporate bonds...................................   6,654.5    (100.9)   15,384.2    (358.7)   22,038.7    (459.6)
                                                    --------   -------   ---------   -------   ---------   -------
Total, debt securities............................   7,684.2    (109.8)   19,887.0    (432.8)   27,571.2    (542.6)
Common stocks.....................................     106.1      (2.2)      160.3      (1.7)      266.4      (3.9)
                                                    --------   -------   ---------   -------   ---------   -------
Total.............................................  $7,790.3   $(112.0)  $20,047.3   $(434.5)  $27,837.6   $(546.5)
                                                    ========   =======   =========   =======   =========   =======

                                                                        As of December 31, 2005
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of Securities:                            Loss      Losses      Loss      Losses      Loss      Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of
  U.S. government agencies........................ $   146.4   $  (3.4)   $  210.4   $  (4.6)  $   356.8   $  (8.0)
Federal agency mortgage backed securities.........   5,067.1     (76.2)    1,911.6     (61.2)    6,978.7    (137.4)
Debt securities issued by foreign governments.....      17.3      (0.4)       13.6      (0.8)       30.9      (1.2)
Corporate bonds...................................  15,198.7    (258.9)    6,950.0    (202.0)   22,148.7    (460.9)
                                                   ---------   -------    --------   -------   ---------   -------
Total, debt securities............................  20,429.5    (338.9)    9,085.6    (268.6)   29,515.1    (607.5)
Common stocks.....................................     170.6      (4.4)        3.6      (0.9)      174.2      (5.3)
                                                   ---------   -------    --------   -------   ---------   -------
Total............................................. $20,600.1   $(343.3)   $9,089.2   $(269.5)  $29,689.3   $(612.8)
                                                   =========   =======    ========   =======   =========   =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2006 the fixed maturity securities had a total gross unrealized loss of $597.1 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities decreased to $35.1 million at December 31, 2006 from $100.1 million at December 31, 2005 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                   Balance at Beginning                      Balance at End of
                                        of Period       Additions Deductions      Period
                                   -------------------- --------- ---------- -----------------
                                                          (in millions)
Year ended December 31, 2006
   Mortgage loans on real estate..        $67.4           $25.0     $54.7          $37.7
                                          -----           -----     -----          -----
Total                                     $67.4           $25.0     $54.7          $37.7
                                          =====           =====     =====          =====
Year ended December 31, 2005
   Mortgage loans on real estate..        $45.3           $30.7     $ 8.6          $67.4
                                          -----           -----     -----          -----
Total                                     $45.3           $30.7     $ 8.6          $67.4
                                          =====           =====     =====          =====
April 29 through December 31, 2004
   Mortgage loans on real estate..        $83.9           $45.3     $83.9          $45.3
                                          -----           -----     -----          -----
Total                                     $83.9           $45.3     $83.9          $45.3
                                          =====           =====     =====          =====
January 1 through April 28, 2004
   Mortgage loans on real estate..        $65.9           $23.3     $ 5.3          $83.9
                                          -----           -----     -----          -----
Total                                     $65.9           $23.3     $ 5.3          $83.9
                                          =====           =====     =====          =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006 and 2005, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 December 31,
                                                                --------------
                                                                 2006    2005
                                                                ------  ------
                                                                 (in millions)
Impaired mortgage loans on real estate with provision for
  losses....................................................... $131.2  $229.8
Provision for losses...........................................  (37.7)  (67.4)
                                                                ------  ------
Net impaired mortgage loans on real estate..................... $ 93.5  $162.4
                                                                ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2006     2005    2004
                                                         ------  ------  ------
                                                             (in millions)
Average recorded investment in impaired loans.......... $180.5   $196.5  $143.9
Interest income recognized on impaired loans...........     --     10.3     7.3

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $14.3 million and $94.0 million as of December 31, 2006 and 2005, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                        2006    2005    2004
                                                        ----    ----     -----
                                                             (in millions)
Expected............................................... $2.8    $8.0    $10.1
Actual.................................................  3.4     4.9      8.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                  Carrying    Geographic                  Carrying
Property Type                Amount     Concentration                Amount
-------------             ------------- -------------             -------------
                          (in millions)                           (in millions)
Apartments...............   $1,432.5    East North Central.......   $1,046.8
Hotels...................      134.5    East South Central.......      335.8
Industrial...............      942.6    Middle Atlantic..........    1,466.4
Office buildings.........    1,645.5    Mountain.................      671.8
Retail...................    2,833.7    New England..............      868.8
Multi family.............        0.3    Pacific..................    2,493.5
Mixed use................      417.2    South Atlantic...........    1,762.3
Agricultural.............    1,944.5    West North Central.......      397.4
Agri Business............      354.8    West South Central.......      694.4
Other....................      291.6    Canada/Other.............      260.0

Allowance for losses.....      (37.7)   Allowance for losses.....      (37.7)
                            --------                                --------
Total....................   $9,959.5    Total....................   $9,959.5
                            ========                                ========

Mortgage loans with outstanding principal balances of $144.9 million, and bonds with amortized cost of $52.3 million were non-income producing for the year ended December 31, 2006. There was no non-income producing real estate for the year ended December 31, 2006.

Securitization activity

In 2004, the Company originated commercial mortgages and sold them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retained servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2004, the Company sold $124.7 million of commercial mortgage loans in securitization transactions for which it received net proceeds of $125.0 million from which it recognized pre-tax gains of $0.3 million and from which it retained servicing assets of $0 million. All of the Company's mortgage servicing assets were valued, in the aggregate, at $1.3 million and $1.2 million at December 31, 2006 and 2005, respectively.

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate market rates.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,834.3 million and $2,227.3 million at December 31, 2006 and 2005, respectively. Total combined assets of such investments were $17,310.1 million and $19,696.1 million (consisting primarily of investments), and total combined liabilities were $3,233.2 million and $2,825.3 million (including $2,363.3 million and $693.3 million of debt) at December 31, 2006 and 2005, respectively. Total combined revenues and expenses of these investments in 2006 were $1,397.6 million and $937.8 million, respectively, resulting in $459.8 million of total

                      JOHN HANCOCK LIFE INSURANCE COMPANY
combined income from operations. Total combined revenues and expenses of these investments in 2005 were $937.6 million and $742.0 million, respectively, resulting in $195.6 million of total combined income from operations. Total combined revenues and expenses in 2004 were $1,299.9 million and $660.3 million, respectively, resulting in $639.6 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $190.1 million and $272.7 million in 2006 and 2005, $121.4 million for the period from April 29, 2004 through December 31, 2004, $74.2 million for the period from January 1, 2004 through April 28, 2004, respectively. Depending on the timing of receipt of audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

Note 4 -- Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R as discussed in Note 2 - Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with VIEs. Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating VIEs do not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Variable interest entities that are consolidated

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are variable interest entities ("VIEs"). The Company manages an equity fund and consolidates the fund as its primary beneficiary. The Company's separate account funds are considered the primary beneficiary of certain timberland VIEs. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $182.5 million, an increase in separate account fund liabilities of $62.5 million and an increase in amounts attributable to other contractholders of $120.0 million during the year ended December 31, 2006. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $177.1 million, an increase in separate account fund liabilities of $62.4 million and an increase in amounts attributable to other contractholders of $114.7 million during the year ended December 31, 2005.

Variable interest entities that are not consolidated

Except as previously noted, the Company has determined that it is not the primary beneficiary of any VIE in which it invests or manages.

The following is a discussion of the entities the Company has significant relationships with and certain summarized financial information for them.

Collateralized Debt Obligation Funds (CDO's)

The Company acts as an investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds ("CDOs"). The Company has determined that most of the CDOs it manages are VIEs. The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. Any net losses in excess of the CDO equity are borne by the debt owners. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO that it manages, or in which it invests, is limited to its investment in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The maximum exposure to losses from CDOs managed by the Company is $77.6 million and $169.6. million as of December 31, 2006 and 2005, respectively. This consists of investments in tranches rated Aa1 and better of $46.9 million and $128.7 million, investments in tranches rated below BBB of $15.2 million and $17.4 million, and equity tranches of $15.5 million and $23.5 million as of December 31, 2006 and 2005, respectively.

Total size of Company-Managed CDOs

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $8,051.3 $5,341.4
                                                              ======== ========
Total debt................................................... $7,840.3 $5,232.3
Total other liabilities......................................     56.1     24.9
                                                              -------- --------
Total liabilities............................................  7,896.4  5,257.2
Total equity.................................................    154.9     84.2
                                                              -------- --------
Total liabilities and equity /(1)/........................... $8,051.3 $5,341.4
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of Company-managed VIE and non-VIE CDOs.

Low-Income Housing Partnerships (LIH Partnerships)

The Company has investments that qualify for low-income housing and/or historic tax credits ("LIH Partnerships"). These investments are primarily through real estate limited partnerships. The Company is usually the sole limited partner or investor member and it is not the general partner or managing member in any of the LIH Partnerships.

The Company's maximum exposure to losses from its investments in LIH Partnerships is $464.9 million and $468.1 million as of December 31, 2006 and 2005, respectively. This consists of equity investments of $380.0 million and $351.4 million, mortgage investments of $66.2 million and $66.3 million, outstanding equity capital of $18.7 million and $49.5 million, and mortgage commitments to the partnerships of $0 million and $0.9 million as of December 31, 2006 and 2005, respectively.

Total size of the Properties (1)

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $1,199.4 $1,125.6
                                                              -------- --------
Total debt................................................... $  749.1 $  675.5
Total other liabilities......................................     81.6     89.7
                                                              -------- --------
Total liabilities............................................    830.7    765.2
Total equity.................................................    368.7    360.4
                                                              -------- --------
Total liabilities and equity/(2)/............................ $1,199.4 $1,125.6
                                                              ======== ========
--------
/(1)/ Certain data above is reported with a three-month lag due to the delayed availability of financial statements of the LIH Partnerships.
/(2)/ Includes the Company's investment in the debt and equity of these Partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Timberland Investments (Timber Funds)

The Company acts as an investment manager of timberland properties with total assets of $6.6 billion at December 31, 2006, of which $3.4 billion relates to funds that the general fund and institutional separate accounts invest in ("the Timber Funds"). In its capacity as investment advisor to the Timber Funds, the Company earns investment advisory fees, and in the majority of cases earns forestry management fees and is eligible for performance advisory fees. The Company has determined that most of the Timber Funds are VIEs.

The Company's maximum exposure to losses from Timber Funds is $113.0 million and $106.6 million as of December 31, 2006 and 2005, respectively. This consists of equity investments of $84.0 million and $73.2 million, debt investments of $20.0 million and $19.6 million, and outstanding equity commitments to these funds of $9.0 million and $13.8 million as of December 31, 2006 and 2005, respectively.

Total size of Timber Funds

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $3,405.4 $2,154.2
                                                              -------- --------
Total debt................................................... $1,691.1 $  713.5
Total other liabilities......................................    113.9     55.6
                                                              -------- --------
Total liabilities............................................  1,805.0    769.1
Total equity.................................................  1,600.4  1,385.1
                                                              -------- --------
Total liabilities and equity/(1)/............................ $3,405.4 $2,154.2
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of the Timber Funds.

Other Entities

The Company has investment relationships with other entities ("Other Entities"), which result from its direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses that have undergone debt restructurings and reorganizations. With the exception of its involvement with ArcLight Energy Partners Fund I, L.P. ("ArcLight"), the Company believes that its relationships with the Other Entities are not significant, and accordingly, does not provide any summary financial data or data relating to the Company's maximum exposure to loss as a result of its relationships with Other Entities. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

ArcLight, a private equity fund, invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55% of ArcLight's partners' capital as at December 31, 2006 and December 31, 2005. The Company's potential losses in relation to ArcLight are limited to its investment in ArcLight. As of December 31, 2006, ArcLight had total assets of $786.9 million, liabilities of $54.6 million, and partners' capital of $732.3 million. As of December 31, 2005, ArcLight had total assets of $833.9 million, liabilities of $43.2 million, and partners' capital of $790.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 -- Derivatives and Hedging Instruments

The fair values of derivative instruments classified as assets at December 31, 2006 and 2005 were $591.6 million and $1,053.3 million, respectively, and appear on the consolidated balance sheets in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2006 and 2005 were $117.9 million and $495.4 million, respectively, and appear on the consolidated balance sheets in other liabilities. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts and modified coinsurance agreements pursuant to DIG B36, classified as liabilities and appear on the Company's consolidated balance sheets in other liabilities at December 31, 2006 and 2005 were $13.7 million and $14.8 million, respectively.

The Company enters into credit support annexes with its over the counter derivative dealers in order to manage its credit exposure to those counter parties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2006 and 2005, the Company had accepted collateral consisting of various securities with a fair value of $570.3 million and $568.1 million, which is held in separate custodial accounts. In addition, as of December 31, 2006 and 2005, the Company pledged collateral of $105.1 million and $88.7 million, which is included in other assets in the consolidated balance sheet.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2006 and 2005, the Company recognized net gains of $18.7 million and $129.9 million related to the ineffective portion of its fair value hedges, and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $38.5 million related to the ineffective portion of its fair value hedges, and net gains of $1.1 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $4.4 million related to the ineffective portion of its fair value hedges, and net losses of $3.8 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. In 2006, the Company had no hedges of firm commitments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Cash Flow Hedges. The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company or payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2006, the Company recognized gains of $2.5 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2006, a net gain of $4.9 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 40 years.

For the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2006 and 2005, losses of $76.1 million and gains of $171.2 million (restated) (net of tax of $44.8 million and $113.4 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $286.6 million and $362.7 million (restated) (net of tax of $151.6 million and $196.4 million (restated)) at December 31, 2006 and 2005. For the period April 29, 2004 through December 31, 2004, gains of $191.5 million (restated) (net of tax of $83.0 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balances of $191.5 million (restated) (net of tax of $83.0 million (restated)) at December 31, 2004. For the period January 1, 2004 through April 28, 2004, gains of $11.7 million (restated) (net of tax of $6.4 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $188.8 million (restated) (net of tax of $99.6 million (restated)) respectively.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6 -- Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company, JHRECO, that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of JHFS, John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                           April 29   January 1
                                                           Through     through
                                                         December 31, April 28,
                                          2006    2005       2004       2004
                                         ------ -------- ------------ ---------
                                                     (in millions)
Domestic - Restated..................... $831.0 $1,204.8    $442.7     $546.4
Foreign.................................   17.1     15.7      16.8        2.0
                                         ------ --------    ------     ------
Income before income taxes and
  cumulative effect of accounting
  changes - Restated.................... $848.1 $1,220.5    $459.5     $548.4
                                         ====== ========    ======     ======

The components of income taxes were as follows:

                                                           April 29   January 1
                                                           Through     through
                                                         December 31, April 28,
                                          2006    2005       2004       2004
                                         ------  ------  ------------ ---------
                                                     (in millions)
Current taxes:
   Federal.............................. $129.1  $(22.0)    $ 84.8     $(33.2)
   Foreign..............................    4.0     6.3        7.7        1.1
   State................................    4.7     0.1        3.1        1.5
                                         ------  ------     ------     ------
                                          137.8   (15.6)      95.6      (30.6)
                                         ------  ------     ------     ------
Deferred taxes:
   Federal - Restated...................  127.7   424.0       15.3      201.1
   Foreign..............................    2.8    (0.9)      (0.6)      (0.8)
   State................................   (0.8)    1.3       (4.5)      (2.2)
                                         ------  ------     ------     ------
                                          129.7   424.4       10.2      198.1
                                         ------  ------     ------     ------
   Total income taxes - Restated........ $267.5  $408.8     $105.8     $167.5
                                         ======  ======     ======     ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and cumulative effect of accounting changes to consolidated income tax expense charged to operations follows:

                                                            April 29   January 1
                                                            through     through
                                                          December 31, April 28,
                                           2006    2005       2004       2004
                                          ------  ------  ------------ ---------
                                                      (in millions)
Tax at 35% - Restated.................... $296.9  $427.2     $160.8     $192.0
Add (deduct):
   Prior year taxes......................   25.4     6.2       14.2        2.3
   Tax credits...........................  (60.7)  (61.2)     (37.9)     (18.6)
   Foreign taxes.........................     --     0.7        1.3         --
   Tax exempt investment income..........  (10.6)   (9.1)      (7.3)      (4.2)
   Lease income..........................   12.9    46.8      (24.5)      (2.4)
   Other - Restated......................    3.6    (1.8)      (0.8)      (1.6)
                                          ------  ------     ------     ------
       Total income taxes - Restated..... $267.5  $408.8     $105.8     $167.5
                                          ======  ======     ======     ======

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              December 31,
                                                           ------------------
                                                             2006      2005
                                                           --------  --------
                                                                     Restated
                                                              (in millions)
Deferred tax assets:
   Policy reserve adjustments............................. $1,103.1  $1,123.3
   Other employee benefits................................    119.3     104.0
   Dividends payable to policyholders.....................    337.9     208.3
   Interest...............................................    102.6      72.6
   Net operating loss.....................................    242.3     120.4
   Tax credits............................................    197.3     137.2
   Deferred policy acquisition costs......................     14.2       8.3
   Unrealized holding losses..............................      7.9        --
   Other..................................................     87.8     171.2
                                                           --------  --------
       Total deferred tax assets.......................... $2,212.4  $1,945.3
                                                           --------  --------
Deferred tax liabilities:
   Securities and other investments.......................    705.4     654.2
   Lease income...........................................    519.3     360.7
   Value of business acquired.............................  1,115.2   1,121.6
   Unrealized gains.......................................       --     106.5
   Other..................................................    266.8      29.8
                                                           --------  --------
       Total deferred tax liabilities..................... $2,606.7  $2,272.8
                                                           --------  --------
          Net deferred tax liabilities.................... $ (394.3) $ (327.5)
                                                           ========  ========

As of December 31, 2006, the Company had operating loss carry forwards of $692.3 million, which will expire through 2021. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $4.2 million, $42.5 million, and $59.4 million in 2006, 2005, and 2004, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                              December 31,
                                                          --------------------
                                                             2006       2005
                                                          ---------  ---------
                                                              (in millions)
Liabilities
Future policy benefits................................... $10,886.3  $10,827.4
Policyholder dividend obligation.........................     149.6      252.1
Policyholders' funds.....................................   1,493.0    1,502.0
Policyholder dividends payable...........................     415.5      413.9
Other closed block liabilities...........................      87.0       71.3
                                                          ---------  ---------
       Total closed block liabilities.................... $13,031.4  $13,066.7
                                                          =========  =========
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value
   (cost: 2006--$7,236.3; 2005--$6,760.5)................ $ 7,192.5  $ 6,723.1
Equity securities:
   Available-for-sale--at fair value
   (cost: 2006--$88.7; 2005--$86.7)......................      96.0       89.8
Mortgage loans on real estate............................   1,262.2    1,464.0
Policy loans.............................................   1,540.9    1,535.8
Other invested assets....................................     111.8      227.4
                                                          ---------  ---------
       Total investments.................................  10,203.4   10,040.1

Cash and cash equivalents................................       4.6       (2.1)
Accrued investment income................................     142.2      145.4
Other closed block assets................................     269.7      386.8
                                                          ---------  ---------
       Total closed block assets......................... $10,619.9  $10,570.2
                                                          =========  =========
Excess of reported closed block liabilities over
  assets designated to the closed block.................. $ 2,411.5  $ 2,496.5
Portion of above representing other comprehensive
  income:
   Unrealized (depreciation) appreciation, net of
     tax of $ 16.2 million and $14.5 million at 2006
     and 2005 respectively...............................     (30.2)     (28.2)
   Allocated to the policyholder dividend
     obligation, net of tax ($16.2) million and
     ($14.5) million at 2006 and 2005, respectively            30.2       27.1
                                                          ---------  ---------
       Total.............................................        --       (1.1)
                                                          ---------  ---------
       Maximum future earnings to be recognized from
         closed block assets and liabilities............. $ 2,411.5  $ 2,495.4
                                                          =========  =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                2006     2005
                                                               ------  -------
                                                                (in millions)
Change in the policyholder dividend obligation:
   Balance at beginning of period............................. $252.1  $ 540.1
Impact on net income before income taxes......................  (97.7)  (131.8)
Unrealized investment gains (losses)..........................   (4.8)  (156.2)
                                                               ------  -------
       Balance at end of period............................... $149.6  $ 252.1
                                                               ======  =======

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                         Year Ended   Year Ended    through      through
                                                        December 31, December 31, December 31,  April 28,
                                                            2006         2005         2004        2004
                                                        ------------ ------------ ------------ -----------
                                                                          (in millions)
Revenues
Premiums...............................................   $  765.9     $  801.1      $573.2      $278.0
Net investment income..................................      548.0        521.7       348.0       208.4

Net realized investment and other (losses).............       32.7        (17.9)       (6.8)       (1.7)
Other closed block revenues............................         --           --          --        (0.2)
                                                          --------     --------      ------      ------
   Total closed block revenues.........................    1,346.6      1,304.9       914.4       484.5
Benefits and Expenses
Benefits to policyholders..............................      886.7        830.4       627.9       344.9
Change in the policyholder dividend obligation.........     (130.7)      (111.6)      (85.2)      (11.2)
Other closed block operating costs and expenses........       (1.9)        (3.1)       (3.4)        0.9
Dividends to policyholders.............................      464.1        464.9       285.1       141.1
                                                          --------     --------      ------      ------
Total benefits and expenses............................    1,218.2      1,180.6       824.4       475.7
Closed block revenues, net of closed block benefits
  and expenses, before income taxes and cumulative
  effect of accounting change..........................      128.4        124.3        90.0         8.8
Income taxes, net of amounts credited to the
  policyholder dividend $0.8 million and $0.3 million
  for the year ended December 31, 2006 and 2005, $1.7
  million for the period April 29 through December 31,
  2004, $0.6 million for the period January 1 through
  April 28, 2004, respectively.........................       44.5         44.0        31.6         2.3
                                                          --------     --------      ------      ------
Closed block revenues, net of closed block benefits
  and expenses and income taxes, before cumulative
  effect of accounting change..........................   $   83.9     $   80.3      $ 58.4      $  6.5
                                                          ========     ========      ======      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum future earnings from closed block assets and liabilities:

                                                       Years Ended December 31,
                                                      ------------------------
                                                         2006          2005
                                                       --------    -----------
                                                          (in millions)
Beginning of period.................................. $2,495.4     $2,576.4
End of period........................................  2,411.5      2,495.4
                                                       --------     --------
Change during period................................. $  (83.9)    $  (81.0)
                                                       ========     ========

Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it occupied at the time. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $233.8 million and a deferred profit of $247.7 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which had a 15 year market-based lease term. The capital lease with a remaining book value of $75.6 million was terminated on December 28, 2006 when the Company repurchased the property from Broadway Real Estate Partners, LLC for $165.3 million. The remaining book value of the capital lease was accounted for as a reduction to the basis of the acquired property. The other two properties have operating market-based leases which range from 5 to 12 years. The operating lease on one of these properties was terminated on December 28, 2006 when the Company repurchased the property from Broadway Real Estate Partners, LLC for $288.7 million.

At the time of the original sale, the Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage. This sublease was terminated in April 2004, when the Company sold the parking garage to Beacon Capital Partners. The Company recognized a gain on the sale of the garage of $74.2 million. The Company has a cancelable market rate lease for parking spaces at the garage.

The future minimum lease payments by year and in the aggregate, under the remaining non-cancelable operating leases are presented below:

                                                                Non- cancelable
                                                                   Operating
                                                                    Leases
                                                                ---------------
                                                                 (in millions)
2006...........................................................     $ 27.9
2007...........................................................       24.9
2008...........................................................       24.7
2009...........................................................       22.8
2010...........................................................       21.5
Thereafter.....................................................       59.2
                                                                    ------
Total minimum lease payments...................................     $181.0
                                                                    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 -- Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                               December 31,
                                                            ------------------
                                                              2006      2005
                                                            --------  --------
                                                               (in millions)
Short-term debt:
Current maturities of long-term debt....................... $  484.9  $   18.9
Long-term debt:
   Surplus notes, 7.38% maturing in 2024 (1)...............    495.6     497.0
   Notes payable, interest ranging from 6.7% to 12.1%,
     due in varying amounts to 2015........................    494.8      42.7
                                                            --------  --------
Total long-term debt.......................................    990.4     539.7

Less current maturities....................................   (484.9)    (18.9)
                                                            --------  --------
Long-term debt.............................................    505.5     520.8
                                                            --------  --------
       Total long and short-term debt before fair
         value adjustments.................................    990.4     539.7
Fair value adjustments related to interest rate swaps
  (1)......................................................    (18.0)     19.6
                                                            --------  --------
Total long and short-term debt after fair value
  adjustments.............................................. $  972.4  $  559.3
                                                            ========  ========
Consumer notes:
   Notes payable, interest ranging from 1.85% to 6.26%
     due in varying amounts to 2036........................ $2,454.1  $2,487.7
                                                            ========  ========
--------
/(1)/ As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

The notes payable consists of debt issued by various operating subsidiaries of the Company. A note payable of $14.1 million of which $4.8 million was short-term, was outstanding as of December 31, 2005 at Signature Fruit, Inc., a subsidiary of the Company. This subsidiary was sold in 2006.

At December 31, 2006 the Company had a short term note payable of $476.6 million to an affiliate Manulife Holdings Delaware, LLC. The note payable was repaid on March 1, 2007.

At December 31, 2006, the Company, Manulife, JHFS, and other Manulife subsidiaries had a committed line of credit through a group of banks totaling $250.0 million pursuant to a multi-year facility, which will expire in 2009. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, Manulife is required to maintain certain minimum level of net worth and Manulife and the Company are required to comply with certain other covenants, which were met at December 31, 2006. At December 31, 2006 Manulife and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006, the Company had a committed line of credit established by Manulife totaling $1.0 billion pursuant to a 364-day revolving credit facility. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2006. At December 31, 2006, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2007--$484.9 million; 2008--$2.1 million; 2009--$1.3 million, 2010--$1.2 million; 2011--$0 million;
and thereafter--$500.9 million.

Interest expense on debt, included in other operating costs and expenses, was $36.3 million and $43.2 million in 2006 and 2005 and $27.7 million and $14.2 million for the periods from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest paid on debt was $36.0 million and $42.5 million in 2006 and 2005 and $24.8 million and $19.2 million for the period from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2007--$508.2 million; 2008--$645.8 million; 2009--$394.5 million,
2010--$221.6 million, 2011--$152.3 million; and thereafter--$531.7 million.

Interest expense on consumer notes, included in benefits to policyholders, was $126.3 million, $122.1 million, and $100.8 million in 2006, 2005, and 2004, respectively. Interest paid amounted to $121.9 million, $115.4 million and $90.1 million in 2006, 2005 and 2004.

Note 10 -- Related Party Transactions

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $4.8 million, $6.3 million and $6.4 million during the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with JHReCo, an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $2,227.1 million and $2,061.6 million (restated) at December 31, 2006 and 2005, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $2,612.8 million and $2,614.1 million at December 31, 2006 and 2005, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $571.2 million, $537.2 million and $702.8 million during the years ended December 31, 2006, 2005 and 2004 respectively.

During the year ended 2005, the Company entered into an assumption reinsurance agreement with JHIC of Vermont, an affiliate and wholly owned subsidiary of JHFS. Under the agreement separate account assets and corresponding liabilities of $127.6 million from the Company's Trust Owned Health Insurance (TOHI) contracts, were transferred to JHIC of Vermont. TOHI is a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $0 million and $1.0 million at December 31, 2006 and 2005, which is included with other liabilities in the Company's Consolidated Balance Sheets. At December 31, 2006 and December 31, 2005, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0 million and $0.7 million during the years ended December 31, 2006 and 2005. This reinsurance contract was terminated effective July 1, 2006.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2006, the Company managed approximately $2,270.9 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

The Company provided JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which were periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses in the Company's Consolidated Statements of Income. The Company charged JHFS service fees of $17.3 million for the year ending December 31, 2004. In 2005, the service agreement was terminated.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate John Hancock Life Insurance Company (U.S.A) ("John Hancock USA") formally known as The Manufacturers Life Insurance Company (U.S.A), a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of John Hancock USA's business. Further, under the service agreement, John Hancock USA is obligated to provide compensation to the Company for services provided.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and John Hancock USA. Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2006 and 2005 there are accrued payables from the Company to John Hancock USA of $104.2 million and 37.0 million for these service agreements. The Company incurred costs for these agreements of $110.7 million and $91.6 million for the years ended December 31, 2006 and 2005 and $61.1 million for the period April 29, 2004 through December 31, 2004.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for the periods since the date the Company began operating as a subsidiary of Manulife, April 28, 2004. The risk fee was $2.7 million and $3.0 million for the year ended December 31, 2006 and 2005 and $1.5 million for the period April 29, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY
through December 31, 2004. This fee is included in other operating costs and expenses in the Consolidated Statements of Income.

The Company participates in a liquidity pool of an affiliate, John Hancock USA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The company had $834.2 million and $1.7 billion invested in this pool at December 31, 2006 and 2005. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

On July 8, 2005, Manulife fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Manulife's guarantee of the SignatureNotes is an unsecured obligation of Manulife, and is subordinated in right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 and Manulife began reporting condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

On November 10, 2006 pursuant to a note purchase agreement, the Company borrowed $90.0 million from John Hancock USA. The note is due December 1, 2011 and secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note balance is included in other liabilities in the Consolidated Balance Sheets. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

On December 28, 2006, the Company purchased real estate held for investment with a net book value of $17.0 million from an affiliate, John Hancock USA, for $150.1 million in cash. Since the transfer was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in a decrease of $86.7 million, (net of tax of $46.6 million) to the Company's paid in capital as of December 31, 2006. The note payable is included in other liabilities in the Company's Consolidated Balance Sheet.

During 2006 and 2005, the Company paid $560.0 million and $690.0 million in dividends to its Parent. The Company received dividends of $95.0 million and $175.0 million from its subsidiary, John Hancock Variable Life Insurance Company and dividends of $61.0 million and $30.0 million from John Hancock Subsidiaries LLC, which is a consolidated subsidiary.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 -- Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                                                                 April 29, 2004 to    January 1, 2004 to
                                            2006                  2005           December 31, 2004    April 28, 2004
                                    --------------------  --------------------  ------------------  --------------------
                                          Premiums              Premiums             Premiums           Premiums
                                    --------------------  --------------------  ------------------  --------------------
                                     Written     Earned    Written     Earned    Written   Earned   Written      Earned
                                    ---------  ---------  ---------  ---------  --------  --------  -------    ---------
                                                                      (in millions)
Direct............................. $ 3,049.8  $ 3,049.6  $ 2,476.5  $ 2,479.4  $1,651.1  $1,658.7  $ 845.9    $ 835.8
Assumed............................     683.3      683.3      545.0      545.0     484.3     484.3    192.8      192.8
Ceded..............................  (1,045.1)  (1,045.1)  (1,040.6)  (1,040.6)   (815.7)   (815.7)  (411.5)    (411.5)
                                    ---------  ---------  ---------  ---------  --------  --------   -------   -------
   Net life, health and annuity
     premiums...................... $ 2,688.0  $ 2,687.8  $ 1,980.9  $ 1,983.8  $1,319.7  $1,327.3  $ 627.2    $ 617.1
                                    =========  =========  =========  =========  ========  ========   =======   =======

At December 31, 2006 and 2005 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $754.9 million and $629.9 million respectively. For the periods January 1 through April 29, 2004 and April 29 through December 31, 2004 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $172.4 million and $360.9 million.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

As of December 31, 2006, the Plan was merged with the qualified pension plan of an affiliated company, JH USA. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger is not expected to have a material effect on the financial statements of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Benefits related to the defined benefit pension plans paid to employees and retirees were $226.2 million, $233.5 million, and $209.5 million in 2006, 2005, and 2004, respectively.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $8.6 million, $9.5 million, and $9.0 million in 2006, 2005 and 2004, respectively.

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status for its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from John Hancock. The first group, those who retired prior to January 1, 1992, receive a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre 1992 retirees will be lower as a result of the new Medicare provisions. In accordance with FASB Staff Position FAS 106-2, the Company reflected a reduction in liability for this group of $40.9 million as of the purchase accounting remeasurement (April 28, 2004).

With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in the FAS 106 obligation during 2006. The reduction in liability for this second group reflected in the Company's consolidated financial statements during 2006 was not material.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status:

                                                                 Years Ended December 31,
                                                        ----------------------------------------
                                                                            Other Postretirement
                                                         Pension Benefits          Benefits
                                                        ------------------  --------------------
                                                          2006      2005      2006       2005
                                                        --------  --------  ---------  --------
                                                                   (in millions )
Change in benefit obligation:
Benefit obligation at beginning of year................ $2,295.0  $2,242.2  $ 641.4    $ 656.0
Service cost...........................................     27.1      24.9      1.3        1.5
Interest cost..........................................    119.7     122.3     32.5       35.3
Participant contributions..............................       --        --      3.2        6.2
Actuarial loss (gain)..................................    (48.6)    139.1    (51.3)       1.1
Special termination benefits...........................      3.0        --       --         --
Benefits paid..........................................   (226.2)   (233.5)   (53.9)     (58.7)
                                                        --------  --------   -------   -------
Benefit obligation at end of year...................... $2,170.0  $2,295.0  $ 573.2    $ 641.4
                                                        ========  ========   =======   =======
Change in plan assets:
Fair value of plan assets at beginning of year......... $2,200.0  $2,205.1  $ 269.2    $ 259.3
Actual return on plan assets...........................    384.7     154.7     34.6        9.9
Employer contribution..................................     29.7      73.7     50.7       52.5
Employee contribution..................................       --        --      3.2        6.2
Benefits paid..........................................   (226.2)   (233.5)   (53.9)     (58.7)
                                                        --------  --------   -------   -------
Fair value of plan assets at end of year............... $2,388.2  $2,200.0  $ 303.8    $ 269.2
                                                        ========  ========   =======   =======
Funded status at end of year........................... $  218.2  $  (95.0) $(269.4)   $(372.2)
Unrecognized actuarial (gain)/loss (1).................       --      80.6       --       36.0
                                                        --------  --------   -------   -------
Net amount recognized.................................. $  218.2  $  (14.4) $(269.4)   $(336.2)
                                                        ========  ========   =======   =======
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost................................... $  557.6  $  305.0  $    --    $    --
Accrued benefit liability..............................   (339.4)       --   (269.4)        --
Accrued benefit liability including minimum liability
  (1)..................................................       --    (332.7)      --     (336.2)
Accumulated other comprehensive income.................       --      13.3       --         --
                                                        --------  --------   -------   -------
Net amount recognized.................................. $  218.2  $  (14.4) $(269.4)   $(336.2)
                                                        ========  ========   =======   =======

--------
(1) As a result of the adoption of SFAS No. 158 on December 31, 2006, these items are no longer applicable.

The accumulated benefit obligations for all defined benefit pension plans was $2,090.1 million and $2,160.1 million at December 31, 2006 and 2005, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position on December 31, 2006 was as follows:

                                                         Incremental
                                                          effect of
                                                          adopting
                                               Pre SFAS   SFAS No.   Post SFAS
                                               No. 158       158      No. 158
                                               --------- ----------- ---------
                                                        (in millions)
 Other assets................................. $ 2,628.2   $208.7    $ 2,836.9
                                               ---------   ------    ---------
    Total assets.............................. $96,807.3   $208.7    $97,016.0

 Deferred income tax liability................ $   316.8   $ 77.5    $   394.3
 Other liabilities............................   4,767.8    (12.7)     4,755.1
                                               ---------   ------    ---------
    Total liabilities......................... $86,408.5   $ 64.8    $86,473.3

 Accumulated other comprehensive income (loss) $   294.6   $143.9    $   438.5
                                               ---------   ------    ---------
    Total stockholders' equity................ $10,270.7   $143.9    $10,414.6

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                              December 31,
                                                             -------------
                                                              2006   2005
                                                             ------ ------
                                                             (in millions)
Projected benefit obligation................................ $344.5 $586.1

Accumulated benefit obligation..............................  333.3  557.2

Fair value of plan assets...................................    5.2  228.0

Components of Net Periodic Benefit cost:

                                                                  Years Ended December 31,
                                       ------------------------------------------------------------------------------
                                                   Pension Benefits                 Other Postretirement Benefits
                                       ---------------------------------------  -------------------------------------
                                                         January 1   April 29                   January 1   April 29
                                                          through    through                     through    through
                                                         April 28, December 31,                 April 28, December 31,
                                         2006     2005     2004        2004      2006    2005     2004        2004
                                       -------  -------  --------- ------------ ------  ------  --------- ------------
                                                                        (in millions)
Service cost.......................... $  27.1  $  24.9   $  7.5     $  14.8    $  1.3  $  1.5    $ 0.5      $  0.9
Interest cost.........................   119.7    122.3     43.2        85.0      32.5    35.3     11.8        24.5
Expected return on plan assets........  (172.8)  (175.2)   (58.8)     (115.1)    (22.6)  (21.5)    (6.9)      (13.9)
Amortization of prior service cost....     3.0      0.6      2.2          --        --      --     (2.5)         --
Recognized actuarial gain.............     0.9       --      8.3          --        --      --      4.2          --
                                       -------  -------   ------     -------    ------  ------    -----      ------
Net periodic (credit) benefit cost.... $ (22.1) $ (27.4)  $  2.4     $ (15.3)   $ 11.2  $ 15.3    $ 7.1      $ 11.5
                                       =======  =======   ======     =======    ======  ======    =====      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

The amounts included in "Accumulated other comprehensive income" expected to be recognized as components of net periodic (benefit) cost in 2007 are as follows:

                                                                     Other
                                                        Pension  Postretirement
                                                        Benefits    Benefits
                                                        -------- --------------
                                                             (in millions)
Amortization of transition obligation..................   $ --        $--
Amortization of prior service cost.....................     --         --
Amortization of actuarial (gain) loss, net.............    1.5         --
                                                          ----        ---
Total..................................................   $1.5        $--
                                                          ====        ===

Assumptions:

Weighted -average assumptions used to determine benefit obligation:

                                                       Years Ended December 31,
                                                     --------------------------
                                                                    Other
                                                       Pension   Postretirement
                                                      Benefits     Benefits
                                                     ----------  --------------
                                                     2006  2005  2006     2005
                                                     ----  ----  ----   -------
Discount rate....................................... 5.75% 5.50% 5.75%   5.50%
Rate of compensation increase....................... 4.00% 4.00%  N/A     N/A

Health care trend rate for following year...........             9.50%  10.00%

Ultimate trend rate.................................             5.00%   5.00%

Year ultimate rate reached..........................             2016    2016

Weighted-average assumptions used to determine net periodic benefit cost:

                                                      Years Ended December 31,
                                                    ----------------------------
                                                                     Other
                                                      Pension     Postretirement
                                                     Benefits      Benefits
                                                    ----------  ----------------
                                                    2006  2005   2006      2005
                                                    ----  ----   -----   -------
Discount rate...................................... 5.50% 5.75%  5.50%    5.75%
Expected long-term return on plan assets........... 8.25% 8.50%  8.25%    8.50%
Rate of compensation increase...................... 4.00% 4.00%   N/A      N/A

Health care trend rate for following year..........             10.00%   10.50%

Ultimate trend rate................................              5.00%    5.00%

Year ultimate rate reached.........................              2016     2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                   1-Percentage   1-Percentage
                                                  Point Increase Point Decrease
                                                  -------------- --------------
                                                          (in millions)
Effect on total service and interest costs in
  2006...........................................     $ 1.3          $ (1.2)
Effect on postretirement benefit obligations as
  of December 31, 2006...........................      22.8           (20.4)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2006 and 2005, by asset category are as follows:

                                                                     Pension
                                                                  Plan Assets
                                                                at December 31,
                                                                ---------------
                                                                  2006    2005
                                                                ------- -------
Asset Category

Equity securities..............................................   62%     62%
Fixed maturity securities......................................   24      24
Real estate....................................................    4       6
Other..........................................................   10       8
                                                                 ---     ---
   Total.......................................................  100%    100%
                                                                 ===     ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

Asset Category

Equity securities................................................ 50% -80%
Fixed maturity securities........................................ 23% -35%
Real estate...................................................... -% - 5%
Other............................................................ 5% - 15%

The plans do not own any of the Company's common stock at December 31, 2006 and 2005.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2006, and 2005, by asset category are as follows:

                                                           Other Postretirement
                                                                  Benefits
                                                                Plan Assets
                                                              at December 31,
                                                           --------------------
                                                             2006        2005
                                                           --------- ----------
Asset Category
Equity securities.........................................   56%        61%
Fixed maturity securities.................................   44         39
                                                            ---        ---
   Total..................................................  100%       100%
                                                            ===        ===

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2006 and 2005, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2006 and 2005, $29.7 million and $73.7 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2007 and approximately $34.1 million to its non-qualified pension plans in 2007.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

                Year            Total Qualified Total Nonqualified Total
                ----            --------------- ------------------ ------
                                              (in millions)
                2007                $154.0            $ 39.3       $193.3
                2008                 152.2              32.4        184.6
                2009                 153.4              31.4        184.8
                2010                 156.0              36.8        192.8
                2011                 155.8              28.6        184.4
             2012-2016               789.8             144.4        934.2

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                                               Medicare Part
                Year            Gross Payments   D Subsidy   Net Payments
                ----            -------------- ------------- ------------
                                              (in millions)
                2007                $ 54.1         $ 4.4        $ 49.7
                2008                  54.3           4.5          49.8
                2009                  54.2           4.4          49.8
                2010                  54.1           4.4          49.7
                2011                  53.6           4.3          49.3
             2012-2016               254.0          20.0         234.0

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status:

                                                                       Years Ended December 31,
                                                   ----------------------------------------------------------------
                                                                 2006                             2005
                                                   -------------------------------  -------------------------------
                                                                             (in millions)
                                                   Qualified Nonqualified           Qualified Nonqualified
                                                     Plans      Plans       Total     Plans      Plans       Total
                                                   --------- ------------ --------  --------- ------------ --------
Benefit obligation at the end of year............. $1,825.4    $ 344.6    $2,170.0  $1,959.7    $ 335.3    $2,295.0
Fair value of plan assets at end of year..........  2,383.0        5.2     2,388.2   2,190.0       10.0     2,200.0
                                                   --------    -------    --------  --------    -------    --------
Funded status (assets less obligations)...........    557.6     (339.4)      218.2     230.3     (325.3)      (95.0)
Unrecognized net actuarial (gain)/loss............       --         --          --      56.8       23.8        80.6
                                                   --------    -------    --------  --------    -------    --------
Prepaid (accrued) benefit cost.................... $  557.6    $(339.4)   $  218.2  $  287.1    $(301.5)   $  (14.4)
                                                   ========    =======    ========  ========    =======    ========
Amounts recognized in the consolidated balance
  sheets:
Prepaid benefit cost.............................. $  557.6    $    --    $  557.6  $  305.0    $    --    $  305.0
Accrued benefit liability.........................       --     (339.4)     (339.4)       --         --          --
Accrued benefit liability including minimum
  liability (1)...................................       --         --          --     (20.6)    (312.1)     (332.7)
Accumulated other comprehensive income............       --         --          --       2.7       10.6        13.3
                                                   --------    -------    --------  --------    -------    --------
Net amount recognized............................. $  557.6    $(339.4)   $  218.2  $  287.1    $(301.5)   $  (14.4)
                                                   ========    =======    ========  ========    =======    ========
Components of net periodic benefit cost:

Service cost...................................... $   22.1    $   5.0    $   27.1  $   21.2    $   3.7    $   24.9
Interest cost.....................................    101.5       18.2       119.7     102.7       19.6       122.3
Expected return on plan assets....................   (172.3)      (0.5)     (172.8)   (174.9)      (0.3)     (175.2)
Actuarial loss amortization.......................       --        0.9         0.9        --        0.6         0.6
Amortization of prior service cost................      1.2        1.8         3.0        --         --          --
                                                   --------    -------    --------  --------    -------    --------
Net periodic (credit) benefit cost................ $  (47.5)   $  25.4    $  (22.1) $  (51.0)   $  23.6    $  (27.4)
                                                   ========    =======    ========  ========    =======    ========

--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006 these items are no longer applicable.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase US private debt, to invest in real estate, and to issue mortgage loans on real estate totaling $562.6 million, $29.5 million, and $127.8 million, respectively, at December 31, 2006. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $719.9 million at December 31, 2006. The majority of these commitments expire in 2007.

Guarantees. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. generally accepted accounting principles specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2006.

Contingencies. The Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business and has provided adequately for the exposure. During 2006 and 2005, the Company received additional information about its exposure and recognized an additional charge of $69.8 million and $214.0 million, after tax, to reflect its current best estimate of its exposure as of December 31, 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 -- Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 33,000 shares authorized, issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at January 1, 2004 - Restated.............    $1,332.6      $177.1       $(3.1)    $(78.0)    $1,428.6
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $69.8 million)............      (129.2)         --          --         --       (129.2)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $69.3
  million)........................................      (128.6)         --          --         --       (128.6)
Adjustment for participating group annuity
  contracts (net of deferred income tax benefit
  of $0.5 million)................................        (1.0)         --          --         --         (1.0)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $84.0 million)............       156.1          --          --         --        156.1
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $ 39.9
  million)........................................        74.1          --          --         --         74.1
                                                      --------      ------       -----     ------     --------
Net unrealized gains (losses).....................       (28.6)         --          --                   (28.6)
Foreign currency translation adjustment...........          --                    (0.3)        --         (0.3)
Minimum pension liability (net of deferred income
  tax expense of $ 0.4 million)...................          --          --          --        0.6          0.6
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax expense of
  $6.4 million) - Restated........................          --        11.7          --         --         11.7
                                                      --------      ------       -----     ------     --------
Balance at April 28, 2004 - Restated..............    $1,304.0      $188.8       $(3.4)    $(77.4)    $1,412.0
                                                      ========      ======       =====     ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at April 28, 2004 - Restated..............   $ 1,304.0      $ 188.8      $(3.4)    $(77.4)    $ 1,412.0
Acquisition by Manulife Financial Corporation:
  Sale of accumulated other comprehensive income
  - Restated......................................    (1,304.0)      (188.8)       3.4       77.4      (1,412.0)
                                                     ---------      -------      -----     ------     ---------
Balance at April 29, 2004.........................   $      --      $    --      $  --     $   --     $      --
                                                     =========      =======      =====     ======     =========
Gross unrealized gains (losses) (net of deferred
  income tax expense of $292.0 million)...........   $   544.9           --         --         --     $   544.9
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax benefit of $31.7 million)............       (58.9)          --         --         --         (58.9)
Adjustment for policyholder dividend obligation
  (net of deferred income tax benefit of $40.1
  million)........................................       (74.6)          --         --         --         (74.6)
                                                     ---------      -------      -----     ------     ---------
Net unrealized gains (losses).....................       411.4           --         --         --         411.4
Foreign currency translation adjustment...........          --           --      $ 0.6         --           0.6
Net accumulated gains (losses) on cash flow
  hedges (net of income deferred tax expense of
  $83.0 million) - Restated.......................          --      $ 191.5         --         --         191.5
Minimum pension liability, (net of deferred
  income tax benefit of $6.0 million).............          --           --         --     $(11.0)        (11.0)
                                                     ---------      -------      -----     ------     ---------
Balance at December 31, 2004 - Restated...........   $   411.4      $ 191.5      $ 0.6     $(11.0)    $   592.5
                                                     =========      =======      =====     ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at January 1, 2005 - Restated.............    $ 411.4       $191.5       $ 0.6     $(11.0)     $ 592.5
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $244.0 million)...........     (454.4)          --          --         --       (454.4)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $82.5
  million)........................................     (153.3)          --          --         --       (153.3)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $46.4 million)............       86.0           --          --         --         86.0
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $54.7
  million)........................................      101.7           --          --         --        101.7
                                                      -------       ------       -----     ------      -------
Net unrealized gains (losses).....................     (420.0)          --          --         --       (420.0)
Foreign currency translation adjustment...........         --           --        (1.8)        --         (1.8)
Minimum pension liability (net of deferred income
  tax expense of $1.3 million)....................         --           --          --        2.4          2.4
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax expense of
  $113.4 million) - Restated......................         --        171.2          --         --        171.2
                                                      -------       ------       -----     ------      -------
Balance at December 31, 2005 - Restated...........    $  (8.6)      $362.7       $(1.2)    $ (8.6)     $ 344.3
                                                      =======       ======       =====     ======      =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                                       Additional
                                                                      Net                             Pension and
                                                                  Accumulated   Foreign    Minimum   Postretirement  Accumulated
                                                        Net       Gain (Loss)  Currency    Pension    Unrecognized      Other
                                                     Unrealized     on Cash   Translation Liability   Net Periodic  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Adjustment Benefit (Cost)    Income
                                                   -------------- ----------- ----------- ---------- -------------- -------------
                                                                                   (in millions)
Balance at January 1, 2006 - Restated.............     $ (8.6)      $362.7       $(1.2)     $ (8.6)      $   --        $344.3
Gross unrealized gains (losses) (net of deferred
  income tax expense of $57.8 million)............      106.2           --          --          --           --         106.2
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $47.4
  million)........................................      (88.1)          --          --          --           --         (88.1)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $3.0 million).............        5.6           --          --          --           --           5.6
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $1.2
  million)........................................        2.3           --          --          --           --           2.3
                                                       ------       ------       -----      ------       ------        ------
Net unrealized gains (losses).....................       26.0           --          --          --           --          26.0
Foreign currency translation adjustment...........         --           --         0.4          --           --           0.4
Minimum pension liability (net of deferred income
  tax benefit of $8.9 million)....................         --           --          --       (16.3)          --         (16.3)
Impact of adoption of SFAS No. 158 (net of tax
  expense of $86.3 million).......................                                            24.9        135.3         160.2
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $44.8
  million)........................................         --        (76.1)         --          --           --         (76.1)
                                                       ------       ------       -----      ------       ------        ------
Balance at December 31, 2006......................     $ 17.4       $286.6       $(0.8)     $   --       $135.3        $438.5
                                                       ======       ======       =====      ======       ======        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Net unrealized investment and other gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                For the Years Ended December 31,
                                                -------------------------------
                                                  2006       2005       2004
                                                 -------    -------    -------
                                                      (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:....
       Fixed maturities........................ $(177.8)   $(151.4)   $ 825.1
       Equity investments......................    86.8       46.1        9.0
       Other investments.......................    22.2        8.0        2.8
                                                ---------  ---------  ---------
Total..........................................   (68.8)     (97.3)     836.9

Amounts of unrealized investment (gains)
  losses attributable to:
       Deferred policy acquisition costs
         and value of business acquired........    50.4       41.8      (90.6)
       Policyholder dividend obligation........    45.2       41.7     (114.7)
       Deferred federal income taxes...........    (9.4)       5.2     (220.2)
                                                ---------  ---------  ---------
Total..........................................    86.2       88.7     (425.5)
                                                ---------  ---------  ---------
Net unrealized investment gains................ $  17.4    $  (8.6)   $ 411.4
                                                =========  =========  =========

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance (the Division) for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $12.6 million, $25.2 million, and $37.8 million on the purchase as goodwill at December 31, 2006, 2005, and 2004, respectively. This amount will be amortized over a five year period. The impact on statutory net income was an amortization expense of $12.6 million, $12.6 million and $12.4 million in 2006, 2005, and 2004, respectively. As a result of this permitted practice, the Company's reported capital and surplus for the 2006, 2005, and 2004 reporting periods was increased by $0 million, $12.6 million, and $25.4 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of the John Hancock Life Insurance Company.

                                                       2006     2005     2004
                                                     -------- -------- --------
                                                           (in millions)
Statutory net income................................ $  523.5 $  654.0 $  509.3
Statutory capital and surplus.......................  3,592.3  3,966.3  4,084.5

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of
(i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 15 -- Segment Information

As a result of Manulife's merger with JHFS, see Note 1 -- Change of Control, the Company renamed and reorganized certain businesses within its operating segments to better align the Company with its new parent, Manulife. The Company renamed the Asset Gathering Segment as the Wealth Management Segment. Further efforts at reorganization of the Company included the movement of the Institutional Investment Management Segment to the Corporate and Other Segment. Other realignments include moving Signator Investors, Inc. our agent sales organization, from Wealth Management to Protection, and group life, retail discontinued operations, discontinued health insurance operations and creditor from Corporate and Other to Protection. International Group Plans (IGP) and John Hancock Accident are reported in our Corporate and Other Segment while in Manulife's segment results IGP and John Hancock Accident will be reported in Reinsurance. The financial results for all periods have been reclassified to conform to the current period presentation.

During the majority of 2006, the Company operated in the following three business segments: two segments primarily served retail customers and institutional customers and our third segment was the Corporate and Other Segment, which includes our institutional advisory business, the remaining international operations, and the corporate account. Our retail segments are the Protection Segment and the Wealth Management Segment, previously called Asset Gathering and Guaranteed and Structured Financial Products Segment (G&SFP). In the first quarter of 2006, the Company's G&SFP businesses were reorganized and included in Wealth Management Segment. Information for prior periods has been restated accordingly.

Prior to the merger, the Company operated in the following five business segments: two segments served primarily domestic retail customers, two segments served primarily domestic institutional customers, and our fifth segment was the Corporate and Other Segment, which included our remaining international operations, the corporate account and run-off from several discontinued business lines. Our retail segments were the Protection Segment and the Asset Gathering Segment. Our institutional segments were the Guaranteed and Structured Financial Products (G&SFP) Segment and the Investment Management Segment. For additional information about the Company's pre-acquisition business segments, please refer to the Company's 2004 Form 10-K.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

Subsequent to the merger, the Company changed its methodology for determining how much capital is needed to support its operating segments and redeployed capital according to the new methodology. As part of this process, the Company moved certain tax preferenced investments from the operating segments to the Corporate and Other Segment. These steps were taken as part of the alignment of the Company's investment and capital allocation processes with those of its parent, and they could have a material impact on each operating segment's investment income and net income in future periods.

The accounting policies of the segments are the same as those described in Note 2 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 7 -- Closed Block in the notes to the consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                         Wealth   Corporate
                                                                            Protection Management and Other Consolidated
2006                                                                        ---------- ---------- --------- ------------
Revenues:
Revenues from external customers........................................... $ 2,245.8  $ 1,268.9  $   548.4  $ 4,063.1
   Net investment income...................................................   1,393.0    1,771.2      363.4    3,527.6
   Net realized investment and other gains (losses)........................    (144.4)      49.7      100.9        6.2
                                                                            ---------  ---------  ---------  ---------
   Revenues................................................................ $ 3,494.4  $ 3,089.8  $ 1,012.7  $ 7,596.9
                                                                            =========  =========  =========  =========
   Net income.............................................................. $   164.1  $   251.6  $   164.9  $   580.6
                                                                            =========  =========  =========  =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $   109.0  $    54.7  $    26.4  $   190.1
   Carrying value of investments accounted for under the equity method.....     917.6      743.0      173.7    1,834.3
   Amortization of deferred policy acquisition costs and value of business
     acquired..............................................................     184.9      114.1        0.1      299.1
   Interest expense........................................................       0.8         --       35.5       36.3
   Income tax expense......................................................      75.7       57.4      134.4      267.5
   Segment assets.......................................................... $44,144.8  $41,447.0  $11,424.2  $97,016.0

                                                                                         Wealth   Corporate
                                                                            Protection Management and Other Consolidated
2005                                                                        ---------- ---------- --------- ------------
Revenues:
Revenues from external customers - Restated................................ $ 2,268.0  $   790.1  $  235.3   $ 3,293.4
   Net investment income - Restated........................................   1,277.7    1,764.6     433.0     3,475.3
   Net realized investment and other gains (losses)........................      84.7      425.3       4.6       514.6
   Inter-segment revenues..................................................        --        1.7      (1.7)         --
                                                                            ---------  ---------  --------   ---------
   Revenues - Restated..................................................... $ 3,630.4  $ 2,981.7  $  671.2   $ 7,283.3
                                                                            =========  =========  ========   =========
   Net income - Restated................................................... $   436.2  $   598.9  $ (223.4)  $   811.7
                                                                            =========  =========  ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    96.3  $   117.2  $   59.2   $   272.7
   Carrying value of investments accounted for under the equity method.....   1,168.1      813.7     245.5     2,227.3
   Amortization of deferred policy acquisition costs and value of business
     acquired..............................................................      85.6       88.7        --       174.3
   Interest expense........................................................        --         --      43.2        43.2
   Income tax expense - Restated...........................................     225.1      271.6     (87.9)      408.8
   Segment assets - Restated............................................... $43,254.0  $49,613.3  $6,168.0   $99,035.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                     Wealth   Corporate
                                                        Protection Management and Other Consolidated
For the period from April 29 through December 31, 2004  ---------- ---------- --------- ------------
Revenues:
Revenues from external customers - Restated............ $ 1,361.8  $   382.6  $  401.0   $ 2,145.4
   Net investment income - Restated....................     878.7    1,252.4       0.2     2,131.3
   Net realized investment and other (losses) gains....     (43.0)     (13.7)      5.8       (50.9)
   Inter-segment revenues..............................        --        1.3      (1.3)         --
                                                        ---------  ---------  --------   ---------
   Revenues - Restated................................. $ 2,197.5  $ 1,622.6  $  405.7   $ 4,225.8
                                                        =========  =========  ========   =========
   Net income - Restated............................... $   228.4  $   210.1  $  (84.8)  $   353.7
                                                        =========  =========  ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    35.8  $    59.9  $   25.7   $   121.4
   Carrying value of investments accounted for under
     the equity method.................................     768.8    1,001.4     656.8     2,427.0
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      52.5       86.5      (0.1)      138.9
   Interest expense....................................       0.2         --      27.5        27.7
   Income tax expense - Restated.......................     118.9       84.1     (97.2)      105.8
   Segment assets - Restated........................... $43,662.3  $54,209.2  $1,988.4   $99,859.9

                                                                     Wealth   Corporate
                                                        Protection Management and Other Consolidated
For the period from January 1 through April 28, 2004    ---------- ---------- --------- ------------
Revenues:
   Revenues from external customers....................  $  740.7    $143.5    $168.3     $1,052.5
   Net investment income...............................     492.7     767.9      24.1      1,284.7
   Net realized investment and other gains (losses)....      21.1       0.3     102.7        124.1
   Inter-segment revenues..............................        --       0.6      (0.6)          --
                                                         --------    ------    ------     --------
   Revenues............................................  $1,254.5    $912.3    $294.5     $2,461.3
                                                         ========    ======    ======     ========
   Net income - Restated...............................  $  110.9    $181.5    $ 85.2     $  377.6
                                                         ========    ======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $   11.4    $ 14.6    $ 48.2     $   74.2
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      67.6      43.5      (0.2)       110.9
   Interest expense....................................        --        --      14.2         14.2
   Income tax expense - Restated.......................      56.5      84.4      26.6        167.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                                        Income Before
                                                                       Income Taxes and
                                                                          Cumulative
                                                                          Effect of
                                                  Long-Lived              Accounting
Location                                 Revenues   Assets    Assets       Changes
--------                                 -------- ---------- --------- ----------------
                                                         (in millions)
2006
United States........................... $7,192.1   $117.0   $96,510.0     $  820.3
Foreign -- other........................    404.8      0.1       506.0         27.8
                                         --------   ------   ---------     --------
                                         $7,596.9   $117.1   $97,016.0     $  848.1
                                         ========   ======   =========     ========
2005
United States - Restated................ $6,867.8   $253.1   $98,635.7     $1,197.1
Foreign -- other........................    415.5      0.1       399.6         23.4
                                         --------   ------   ---------     --------
                                         $7,283.3   $253.2   $99,035.3     $1,220.5
                                         ========   ======   =========     ========
April 29 through December 31, 2004
United States - Restated................ $3,923.2   $250.4   $99,673.4     $  444.0
Foreign -- other........................    302.6      0.3       186.5         15.5
                                         --------   ------   ---------     --------
                                         $4,225.8   $250.7   $99,859.9     $  459.5
                                         ========   ======   =========     ========
January 1 through April 28, 2004
United States - Restated................ $2,355.2   $274.7   $98,709.9     $  546.1
Foreign -- other........................    106.1      0.2       109.0          2.3
                                         --------   ------   ---------     --------
                                         $2,461.3   $274.9   $98,818.9     $  548.4
                                         ========   ======   =========     ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments: For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                        December 31,
                                                           ---------------------------------------
                                                                  2006                2005
                                                           ------------------- -------------------
                                                           Carrying    Fair    Carrying    Fair
                                                            Value      Value    Value      Value
                                                           --------- --------- --------- ---------
                                                                        (in millions)
Assets:
   Fixed maturities:......................................
       Available-for-sale................................. $44,863.2 $44,863.2 $45,487.0 $45,487.0
   Equity securities:.....................................
       Available-for-sale.................................   1,105.1   1,105.1     682.1     682.1
       Trading securities.................................        --        --       4.6       4.6
   Mortgage loans on real estate..........................   9,959.5   9,900.3  10,799.6  10,727.6
   Policy loans...........................................   2,071.8   2,071.8   2,041.5   2,041.5
   Cash and cash equivalents - Restated...................     929.2     929.2   1,873.0   1,873.0
Derivatives:
   Interest rate swap agreements..........................     887.7     887.7     719.3     719.3
   Interest rate cap agreements...........................       3.4       3.4       5.9       5.9
   Interest rate floor agreements.........................        --        --      35.5      35.5
   Currency rate swap agreements..........................     613.5     613.5     356.9     356.9
   Credit default swaps...................................       0.8       0.8       3.0       3.0
   Return swap agreements.................................       2.3       2.3        --        --

Liabilities:
   Consumer notes.........................................   2,454.1   2,376.9   2,487.7   2,413.6
   Debt...................................................     972.4   1,015.4     559.3     581.8
   Guaranteed investment contracts and funding agreements.   8,463.9   8,407.1  11,787.4  11,581.7
   Fixed rate deferred and immediate annuities............  10,690.0  10,708.0  11,348.5  11,359.1
   Supplementary contracts without life contingencies.....      66.1      62.1      71.3      71.7
Derivatives:
   Interest rate swap agreements..........................     408.8     408.8     218.5     218.5
   Interest rate cap agreements...........................       0.1       0.1        --        --
   Currency rate swap agreements..........................     614.2     614.2     343.0     343.0
   Credit default swaps...................................       2.9       2.9       1.2       1.2
   Embedded derivative agreements.........................       3.1       3.1        --        --
   Foreign exchange forward agreements....................       4.9       4.9        --        --
Commitments...............................................        --     719.9        --   1,042.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill, brand name and investment management contracts. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA), distribution networks and other investment management contracts. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets had a weighted average life of 15 years at the merger.

Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife. Goodwill, investment management contracts and VOBA were expanded in scope and size as a result of the merger.

The Company tests non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2006.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                 Accumulated
                                   Gross        Amortization          Net
                              Carrying Amount and Other Changes Carrying Amount
                              --------------- ----------------- ---------------
                                                (in millions)
December 31, 2006
   Unamortizable
     intangible assets:......
       Goodwill..............    $3,010.9          $    --         $3,010.9
       Brand name............       600.0               --            600.0
       Investment
         management
         contracts...........       292.9               --            292.9
   Amortizable
     intangible assets:......
       Distribution
         networks............       397.2          $ (11.1)           386.1
       Other investment
         management
         contracts...........        64.2            (13.2)            51.0
       VOBA..................     2,890.3           (388.2)         2,502.1
December 31, 2005
   Unamortizable
     intangible assets:......
       Goodwill -
         Restated............    $3,035.9               --         $3,035.9
       Brand name............       600.0               --            600.0
       Investment
         management
         contracts...........       292.9               --            292.9
   Amortizable
     intangible assets:......
       Distribution
         networks............       397.2          $  (5.1)           392.1
       Other investment
         management
         contracts...........        71.6             (8.6)            63.0
       VOBA..................     2,890.3           (254.0)         2,636.3

                                                                               Period from  Period from
                                                                                 April 29    January 1
                                                                                 through      through
                                                                               December 31,  April 28,
                                                                  2006   2005      2004        2004
                                                                  ----- ------ ------------ -----------
                                                                              (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $2.1 million, $
  1.5 million, $ 0.2 million and $ - million, respectively....... $ 3.9 $  2.9    $ 0.5          --
Other Management contract amortization, net of tax of $1.6
  million, $2.1 million, $0.9 million and, $ - million,
  respectively...................................................   3.0    3.9      1.7          --
VOBA, net of tax of $47.4 million, $59.4 million, $42.2 million
  and $1.8 million, respectively.................................  87.9  110.4     78.3        $3.3
                                                                  ----- ------    -----        ----
Aggregate amortization expense, net of tax of $51.1 million,
  $63.0 million, $43.3 million and $ 1.8 million, respectively... $94.8 $117.2    $80.5        $3.3
                                                                  ===== ======    =====        ====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2007......................................................... $50.9   $94.5
   2008.........................................................  51.5    95.7
   2009.........................................................  48.5    90.1
   2010.........................................................  48.6    86.5
   2011.........................................................  48.1    89.3

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                               (in millions)
Goodwill:
Balance at January 1, 2006 - Restated........  $1,600.0   $1,253.3     $182.6       $3,035.9
Goodwill derecognized (1)....................                           (25.0)         (25.0)
                                               --------   --------     ------       --------
Balance at December 31, 2006.................  $1,600.0   $1,253.3     $157.6       $3,010.9
                                               ========   ========     ======       ========

--------
(1) Goodwill of $17.7 million was derecognized due to the sale of a subsidiary, Independence Investment LLC. In 2006, the Company adopted FAS 123 (R) and reduced goodwill by $7.3 million for excess tax benefits associated with stock options.

                                                           Wealth   Corporate
                                              Protection Management and Other Consolidated
                                              ---------- ---------- --------- ------------
                                                             (in millions)
Goodwill:
Balance at January 1, 2005 - Restated........  $1,842.3   $1,040.0   $186.5     $3,068.8
PGAAP adjustments (1)........................    (242.3)     213.3      2.3        (26.7)
Goodwill derecognized (2) - Restated.........                          (6.2)        (6.2)
                                               --------   --------   ------     --------
Balance at December 31, 2005 - Restated......  $1,600.0   $1,253.3   $182.6     $3,035.9
                                               ========   ========   ======     ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005 to reflecting various items impacting goodwill. The adjustments have decreased goodwill by $26.7 million.

(2) In 2006, the Company adopted FAS 123 (R) and reduced the goodwill by $6.2 million for excess tax benefits associated with stock options.

                                                 Wealth   Corporate and
                                    Protection Management     Other     Consolidated
                                    ---------- ---------- ------------- ------------
                                                    (in millions)
Brand name:
Balance at January 1, 2006.........   $364.4     $209.0       $26.6        $600.0
                                      ------     ------       -----        ------
Balance at December 31, 2006.......   $364.4     $209.0       $26.6        $600.0
                                      ======     ======       =====        ======

                                                 Wealth   Corporate and
                                    Protection Management     Other     Consolidated
                                    ---------- ---------- ------------- ------------
                                                    (in millions)
Brand name:
Balance at January 1, 2005.........   $364.4     $209.0       $26.6        $600.0
                                      ------     ------       -----        ------
Balance at December 31, 2005.......   $364.4     $209.0       $26.6        $600.0
                                      ======     ======       =====        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Unamortizable intangible assets (continued):

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Investment management contracts:
Balance at January 1, 2006..............     --       $292.9        --          $292.9
                                             --       ------        --          ------
Balance at December 31, 2006............              $292.9                    $292.9
                                             ==       ======        ==          ======

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Investment management contracts:
Balance at January 1, 2005..............     --       $292.9        --          $292.9
                                             --       ------        --          ------
Balance at December 31, 2005............     --       $292.9        --          $292.9
                                             ==       ======        ==          ======

Amortizable intangible assets:

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Distribution networks:
Balance at January 1, 2006..............   $304.1     $88.0         --          $392.1
Amortization............................     (4.8)     (1.2)        --            (6.0)
                                           ------     -----         --          ------
Balance at December 31, 2006............   $299.3     $86.8         --          $386.1
                                           ======     =====         ==          ======

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Distribution networks:
Balance at January 1, 2005..............   $307.9     $88.6         --          $396.5
Amortization............................     (3.8)     (0.6)        --            (4.4)
                                           ------     -----         --          ------
Balance at December 31, 2005............   $304.1     $88.0         --          $392.1
                                           ======     =====         ==          ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortizable intangible assets (continued):

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
Other investment management contracts:
Balance at January 1, 2006...................     --       $18.0        $45.0        $63.0
Other investment management contracts
  derecognized (1)...........................     --          --         (7.4)        (7.4)
Amortization.................................     --        (1.1)        (3.5)        (4.6)
                                                  --       -----        -----        -----
Balance at December 31, 2006.................     --       $16.9        $34.1        $51.0
                                                  ==       =====        =====        =====

--------
(1) In 2006, investment management contracts of $7.4 million were derecognized due to the sale of a subsidiary, Independence Investments LLC.

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
Other investment management contracts:
Balance at January 1, 2005...................     --       $19.5        $39.6        $59.1
Other investment management contracts
  recognized (1).............................     --          --          9.9          9.9
Amortization.................................     --        (1.5)        (4.5)        (6.0)
                                                  --       -----        -----        -----
Balance at December 31, 2005.................     --       $18.0        $45.0        $63.0
                                                  ==       =====        =====        =====

--------
(1) Other investment management contracts recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortizable intangible assets (continued):

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
VOBA:
Balance at January 1, 2006...................  $2,102.9    $533.4        --         $2,636.3
Amortization.................................     (47.4)    (87.9)       --           (135.3)
Adjustment to unrealized gains on securities
  available for sale.........................       4.2      (3.1)       --              1.1
                                               --------    ------        --         --------
Balance at December 31, 2006.................  $2,059.7    $442.4        --         $2,502.1
                                               ========    ======        ==         ========

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
VOBA:
Balance at January 1, 2005...................  $2,084.1    $616.2        --         $2,700.3
Amortization.................................     (77.5)    (92.3)       --           (169.8)
Adjustment to unrealized gains on securities
  available for sale.........................      35.9      44.2        --             80.1
Other adjustments(1).........................      60.4     (34.7)       --             25.7
                                               --------    ------        --         --------
Balance at December 31, 2005.................  $2,102.9    $533.4        --         $2,636.3
                                               ========    ======        ==         ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $25.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2006 and December 31, 2005, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                  December 31,   December 31,
                                                      2006           2005
                                                  ------------   ------------
                                                  (in millions, except for age)
Life contracts with guaranteed benefits
   In the event of death
   Account values................................   $7,078.6       $6,776.6
   Net amount at risk related to deposits........       88.6          134.7
   Average attained age of contract holders......         45             45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2006 and December 31, 2005, the Company had the following variable contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                            December 31,          December 31,
                                                               2006                 2005
                                                        --------------------- ---------------------
                                                        (in millions, except for ages and percents)
Return of net deposits
In the event of death
   Account value.......................................     $2,726.1              $2,962.3
   Net amount at risk..................................         40.7                  90.2
   Average attained age of contract holders............           65                    64

Return of net deposits plus a minimum return
In the event of death
   Account value.......................................     $  824.3              $  888.8
   Net amount at risk..................................        160.3                 196.2
   Average attained age of contract holders............           66                    65
   Guaranteed minimum return rate......................            5%                    5%

At annuitization
   Account value.......................................     $  211.5              $  205.2
   Net amount at risk..................................         17.9                  21.5
   Average attained age of contract holders............           60                    58
   Range of guaranteed minimum return rates............          4-5%                  4-5%

Highest specified anniversary amount value minus
  withdrawals post anniversary
In the event of death..................................
   Account value.......................................     $  917.9              $1,046.2
   Net amount at risk..................................         57.1                 104.2
   Average attained age of contract holders............           64                    63

Account balances of variable contracts with guarantees invest in various separate accounts in variable separate mutual funds which included foreign and domestic equities and bonds as shown below:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
Type of Fund
Domestic Equity - Growth Funds.......................  $ 1,271.9    $ 1,491.8
Domestic Bond Funds..................................    2,025.9      1,923.1
Domestic Equity - Growth & Income Funds..............    4,467.6      4,725.7
Domestic Equity - Blended Funds......................    2,376.4      1,743.0
Domestic Equity - Value Funds........................       73.0        492.0
International Equity Funds...........................    1,154.8        723.2
International Bond Funds.............................       92.0        100.9
Hedge Funds..........................................       64.7         47.3
                                                       ---------    ---------
   Total.............................................  $11,526.3    $11,247.0
                                                       =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 and 2005, respectively:

                                             Guaranteed     Guaranteed
                                           Minimum Death  Minimum Income
                                           Benefit (GMDB) Benefit (GMIB) Totals
                                           -------------- -------------- ------
                                                      (in millions)
Balance at January 1, 2006................     $41.0           $2.4      $43.4
Incurred guarantee benefits...............      11.7            0.7       12.4
Paid guarantee benefits...................      (5.8)            --       (5.8)
                                               -----           ----      -----
Balance at December 31, 2006..............     $46.9           $3.1      $50.0
                                               =====           ====      =====
Balance at January 1, 2005................     $37.2           $1.6      $38.8
Incurred guarantee benefits...............      12.5            0.8       13.3
Paid guarantee benefits...................      (8.7)            --       (8.7)
                                               -----           ----      -----
Balance at December 31, 2005..............     $41.0           $2.4      $43.4
                                               =====           ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006.

    . Data used included 200 and 1000 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

    . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean investment performance assumptions for annuity contracts were 8.8% for 2006 and 8.6% for 2005 (average of fund returns).

    .  Annuity mortality was assumed to be 100% of the Annuity 2000 table.

    . Annuity lapse rates vary by contract type and duration and range from 1 percent to 25 percent for 2006 and from 1 percent to 25 percent for 2005.

    .  Annuity discount rate was 6.5%.

The guaranteed minimum income benefit (GMIB) is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 19 -- Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS
No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R, on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Certain employees of the Company are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units.

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2006 and 2005, 181,000 and 182,000 DSUs were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2006 and 2005, 720,000 and 0 DSUs were issued to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2006 and 2005 vested immediately upon grant.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market.

Director Equity Incentive Plan (DEIP)

MFC had previously granted stock options to directors under the Director Equity Incentive Plan ("DEIP"). There were no stock options granted under the DEIP in 2006 or 2005, as a result of a decision made by the MFC Board of Directors in 2004 to permanently discontinue stock option grants to directors. A total of 500,000 common shares of MFC had been reserved for issuance under the DEIP.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the year ended December 31, 2006 and 2005, 1.6 million and 1.8 million RSUs were granted to certain eligible employees under this plan. For the year ended December 31, 2006, the Company granted 2.6 million RSUs to certain eligible employees. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $6.6 million, $3.2 million, and $0 million for the years ended December 31, 2006, 2005, and 2004.

The Company's portion of MFC RSU outstanding at December 31, 2006 was as follows:

                                            RSU's Outstanding
                                            -----------------
Outstanding balance at January 1, 2006.....      273,995
   Granted.................................      258,160
   Redeemed................................           --
   Forfeited...............................      (22,438)
   Dividends reinvested....................       10,227
                                                 -------
Outstanding balance at December 31, 2006...      519,944
                                                 =======

The following table summarizes the Company's stock option awards outstanding and the weighted average exercise price during the year ended December 31, 2006:

                                                December 31, 2006
                                            -------------------------
                                                     Weighted Average
                                            Options   Exercise Price
                                            -------  ----------------
Outstanding balance at January 1, 2006..... 404,674       $25.48
   Granted................................. 259,060       $32.61
   Exercised...............................  (8,898)      $25.43
   Forfeited............................... (37,982)      $29.28
                                            -------
Outstanding balance at December 31, 2006... 616,854       $28.25
                                            =======
Exercisable, balance at December 31, 2006..  97,242       $25.49
                                            =======

The market value of MFC common shares at December 31, 2006 was $33.62.

The weighted average fair value of each option granted in 2006 has been estimated at $32.61 using the Black-Scholes option pricing model. The weighted average assumptions used in the determination of the fair value of each option are as follows:

                                            For the Years Ended December 31,
                                            -------------------------------
                                               2006       2005       2004
                                            ---------  ---------  ---------
Dividend yield.............................      1.94%      1.90%      1.80%
Expected volatility........................     20.00%     20.00%     22.50%
Risk - free interest rate..................      4.11%      3.70%      3.70%
Expected life of stock options............. 6.5 years  6.0 years  6.0 years

The Company recorded compensation expense for stock options granted of $2.5 million, $5.5 million, $4.6 million, and $5.4 million for the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In aggregate, the Company recorded stock-based compensation expense of $9.2 million, $8.8 million, $4.6 million, and $5.4 million for the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Annuity Account H of
John Hancock Life Insurance Company
December 31, 2006

                   John Hancock Variable Annuity Account H of
                       John Hancock Life Insurance Company

                          Audited Financial Statements

                                December 31, 2006

                                    CONTENTS

Audited Financial Statements

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm ..    1
Statement of Assets and Liabilities .........................................    2
Statement of Operations and Changes in Contract Owners' Equity ..............    6
Notes to Financial Statements ...............................................   22

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contractowners of
John Hancock Variable Annuity Account H of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account H (the "Account") comprising respectively, the following sub-accounts,

Active Bond
International Equity Index
Money Market
Bond Index
Mid Cap Value B
Small Cap Value
Growth & Income
Managed
Short-Term Bond
Small Cap Emerging Growth
Overseas Equity B
Equity Index
M Fund Turner Core Growth
M Fund Brandes International
M Fund Frontier Capital Appreciation
M Fund Business Opportunities Value
Blue Chip D
Equity Income D
Financial Services D
Global Bond D
Health D
High Yield Bond D
Mid Cap Index D
Mid Cap Stock D
Real Estate Securities D
Small Cap Index D
Total Return D
Total Stock Index D
US Government D
Capital Appreciation D

as of December 31, 2006, and the related statements of operations and changes in contract owners' equity for those sub-accounts and for Large Cap Growth D sub-account for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Annuity Account H at December 31, 2006, and the results of their operations and changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP


Boston, Massachusetts
April 13, 2007

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                               International
                                                                   Equity                                     Mid Cap
                                                 Active Bond       Index       Money Market    Bond Index     Value B
                                                ------------   -------------   ------------   -----------   -----------
ASSETS
Investments in shares of portfolios at value:   $170,195,408    $73,517,163     $97,073,599   $70,069,398   $49,149,453
                                                ------------    -----------     -----------   -----------   -----------
Total Assets                                    $170,195,408    $73,517,163     $97,073,599   $70,069,398   $49,149,453
                                                ============    ===========     ===========   ===========   ===========
NET ASSETS:
Contracts in accumulation                       $170,190,729    $73,359,674     $97,073,599   $70,069,398   $49,149,453
Contracts in payout (annuitization)                    4,679        157,489
                                                ------------    -----------     -----------   -----------   -----------
Total net assets                                $170,195,408    $73,517,163     $97,073,599   $70,069,398   $49,149,453
                                                ============    ===========     ===========   ===========   ===========
Units outstanding                                 13,759,936      4,273,258       9,150,812     5,357,519     2,195,272
                                                ============    ===========     ===========   ===========   ===========
Unit value (in accumulation)                    $      12.37    $     17.20     $     10.61   $     13.08   $     22.39
                                                ============    ===========     ===========   ===========   ===========

                                                  Small Cap      Growth &                     Short Term      Small Cap
                                                    Value         Income         Managed         Bond      Emerging Growth
                                                ------------   ------------   ------------   -----------   ---------------
ASSETS
Investments in shares of portfolios at value:   $116,928,871   $209,667,821   $343,310,910   $73,181,242     $47,005,521
                                                ------------   ------------   ------------   -----------     -----------
Total Assets                                    $116,928,871   $209,667,821   $343,310,910   $73,181,242     $47,005,521
                                                ============   ============   ============   ===========     ===========
NET ASSETS:
Contracts in accumulation                       $116,756,355   $209,587,245   $343,201,886   $73,181,242     $47,005,521
Contracts in payout (annuitization)                  172,516         80,576        109,024
                                                ------------   ------------   ------------   -----------     -----------
Total net assets                                $116,928,871   $209,667,821   $343,310,910   $73,181,242     $47,005,521
                                                ============   ============   ============   ===========     ===========
Units outstanding                                  3,859,582     22,330,951     31,302,772     5,047,632       3,890,438
                                                ============   ============   ============   ===========     ===========
Unit value (in accumulation)                    $      30.30   $       9.39   $      10.97   $     14.50     $     12.08
                                                ============   ============   ============   ===========     ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                STATEMENT OF ASSETS AND LIABILITIES--(CONTINUED)
                                DECEMBER 31, 2006

                                                                                M Fund         M Fund      M Fund Frontier
                                                  Overseas                      Turner        Brandes          Capital
                                                  Equity B    Equity Index   Core Growth   International     Appreciation
                                                -----------   ------------   -----------   -------------   ---------------
ASSETS
Investments in shares of portfolios at value:   $61,861,693   $216,151,473     $267,243       $789,032         $308,811
                                                -----------   ------------     --------       --------         --------
Total Assets                                    $61,861,693   $216,151,473     $267,243       $789,032         $308,811
                                                ===========   ============     ========       ========         ========
NET ASSETS:
Contracts in accumulation                       $61,861,693   $216,023,574     $267,243       $789,032         $308,811
Contracts in payout (annuitization)                                127,899
                                                -----------   ------------     --------       --------         --------
Total net assets                                $61,861,693   $216,151,473     $267,243       $789,032         $308,811
                                                ===========   ============     ========       ========         ========
Units outstanding                                 4,443,522     10,122,042       23,984         38,796           18,288
                                                ===========   ============     ========       ========         ========
Unit value (in accumulation)                    $     13.92   $      21.35     $  11.14       $  20.34         $  16.89
                                                ===========   ============     ========       ========         ========

                                                M Fund Business
                                                 Opportunities                     Equity       Financial       Global
                                                     Value        Blue Chip D     Income D      Services D      Bond D
                                                ---------------   -----------   ------------   -----------   -----------
ASSETS
Investments in shares of portfolios at value:       $200,260      $79,558,207   $173,093,211   $34,926,892   $32,419,243
                                                    --------      -----------   ------------   -----------   -----------
Total Assets                                        $200,260      $79,558,207   $173,093,211   $34,926,892   $32,419,243
                                                    ========      ===========   ============   ===========   ===========
NET ASSETS:
Contracts in accumulation                           $200,260      $79,490,621   $173,093,211   $34,885,568   $32,419,243
Contracts in payout (annuitization)                                    67,586                       41,324
                                                    --------      -----------   ------------   -----------   -----------
Total net assets                                    $200,260      $79,558,207   $173,093,211   $34,926,892   $32,419,243
                                                    ========      ===========   ============   ===========   ===========
Units outstanding                                     11,968        8,875,736     10,448,909     1,771,095     2,367,082
                                                    ========      ===========   ============   ===========   ===========
Unit value (in accumulation)                        $  16.73      $      8.96   $      16.57   $     19.72   $     13.70
                                                    ========      ===========   ============   ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                STATEMENT OF ASSETS AND LIABILITIES--(CONTINUED)
                                DECEMBER 31, 2006

                                                                  High        Mid Cap       Mid Cap      Real Estate
                                                  Health D      Yield D       Index D       Stock D     Securities D
                                                -----------   -----------   -----------   -----------   ------------
ASSETS
Investments in shares of portfolios at value:   $17,781,932   $40,128,308   $11,169,179   $43,523,559   $86,775,065
                                                -----------   -----------   -----------   -----------   -----------
Total Assets                                    $17,781,932   $40,128,308   $11,169,179   $43,523,559   $86,775,065
                                                ===========   ===========   ===========   ===========   ===========
NET ASSETS:
Contracts in accumulation                       $17,781,932   $40,128,308   $11,169,179   $43,523,559   $86,753,282
Contracts in payout (annuitization)                                                                          21,783
                                                -----------   -----------   -----------   -----------   -----------
Total net assets                                $17,781,932   $40,128,308   $11,169,179   $43,523,559   $86,775,065
                                                ===========   ===========   ===========   ===========   ===========
Units outstanding                                 1,257,471     3,351,026       825,017     1,432,788     2,826,922
                                                ===========   ===========   ===========   ===========   ===========
Unit value (in accumulation)                    $     14.14   $     11.97   $     13.54   $     30.38   $     30.70
                                                ===========   ===========   ===========   ===========   ===========

                                                 Small Cap       Total      Total Stock        US            Capital
                                                  Index D       Return D      Index D     Government D   Appreciation D
                                                -----------   -----------   -----------   ------------   --------------
ASSETS
Investments in shares of portfolios at value:   $18,081,755   $18,756,296   $89,249,681     $366,448       $30,969,178
                                                -----------   -----------   -----------     --------       -----------
Total Assets                                    $18,081,755   $18,756,296   $89,249,681     $366,448       $30,969,178
                                                ===========   ===========   ===========     ========       ===========
NET ASSETS:
Contracts in accumulation                       $18,081,755   $18,756,296   $89,249,681     $366,448       $30,969,178
Contracts in payout (annuitization)
                                                -----------   -----------   -----------     --------       -----------
Total net assets                                $18,081,755   $18,756,296   $89,249,681     $366,448       $30,969,178
                                                ===========   ===========   ===========     ========       ===========
Units outstanding                                 1,246,425     1,731,394     6,024,110       31,960         7,460,983
                                                ===========   ===========   ===========     ========       ===========
Unit value (in accumulation)                    $     14.51   $     10.83   $     14.82     $  11.47       $      4.15
                                                ===========   ===========   ===========     ========       ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                STATEMENT OF ASSETS AND LIABILITIES--(CONTINUED)
                                DECEMBER 31, 2006

                                           Total
                                      --------------
ASSETS
Investments in shares of
   portfolios at value:               $2,206,476,852
                                      --------------
Total Assets                          $2,206,476,852
                                      ==============
NET ASSETS:
Contracts in accumulation             $2,205,693,976
Contracts in payout (annuitization)          782,876
                                      --------------
Total net assets                      $2,206,476,852
                                      ==============
Units outstanding                        165,477,687
                                      ==============
Unit value (in accumulation)          $        13.33
                                      ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    International
                                                        Active Bond                  Equity Index
                                                ---------------------------   -------------------------
                                                    2006           2005           2006          2005
                                                ------------   ------------   -----------   -----------
Income:
   Dividends                                    $  5,288,329   $  3,464,266   $ 1,114,003   $ 1,997,416
Expenses:
   Mortality and expense risk and
      administration charges                       2,342,267      2,782,882       849,351       536,695
                                                ------------   ------------   -----------   -----------
Net investment income (loss)                       2,946,062        681,384       264,652     1,460,721
Net realized gain (loss)                             305,527        323,982     3,043,103     1,894,286
Unrealized appreciation (depreciation) during
   the period                                      2,230,221      1,679,985    11,549,865     4,986,568
                                                ------------   ------------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                          5,481,810      2,685,351    14,857,620     8,341,575
Changes from principal transactions:
   Purchase payments                               1,048,320      2,761,657       524,572       498,262
   Transfers between sub-accounts and the
      company                                     (5,259,963)    (3,540,431)    8,976,723    36,969,358
   Withdrawals                                   (34,170,009)   (34,263,451)   (9,115,858)   (5,126,437)
   Annual contract fee                              (214,551)      (248,577)     (113,012)      (73,900)
                                                ------------   ------------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (38,596,203)   (35,290,802)      272,425    32,267,283
                                                ------------   ------------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                        (33,114,393)   (32,605,451)   15,130,045    40,608,858
Contract owners' equity at beginning of
   period                                        203,309,801    235,915,252    58,387,118    17,778,260
                                                ------------   ------------   -----------   -----------
Contract owners' equity at end of period        $170,195,408   $203,309,801   $73,517,163   $58,387,118
                                                ============   ============   ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        Money Market                   Bond Index
                                                ---------------------------   ---------------------------
                                                    2006           2005           2006           2005
                                                ------------   ------------   ------------   ------------
Income:
   Dividends                                    $  4,596,903   $  3,231,414   $  2,812,646   $  1,438,086
Expenses:
   Mortality and expense risk and
      administration charges                       1,263,118      1,413,155        975,503      1,140,050
                                                ------------   ------------   ------------   ------------
Net investment income (loss)                       3,333,785      1,818,259      1,837,143        298,036
Net realized gain (loss)                              30,131         50,892        (66,557)       (17,672)
Unrealized appreciation (depreciation) during
   the period                                             --             (4)       122,704        699,696
                                                ------------   ------------   ------------   ------------
Net increase (decrease) in contract owners
   equity from operations                          3,363,916      1,869,147      1,893,290        980,060
Changes from principal transactions:
   Purchase payments                               1,605,399      1,482,616        445,077      1,212,175
   Transfers between sub-accounts and the
      company                                     38,518,523     10,956,059     (2,728,853)     1,723,633
   Withdrawals                                   (47,277,648)   (38,112,221)   (14,705,228)   (12,454,754)
   Annual contract fee                              (127,874)      (141,994)      (108,734)      (126,382)
                                                ------------   ------------   ------------   ------------
Net increase (decrease) in contract owners'
   equity from principal transactions:            (7,281,600)   (25,815,540)   (17,097,738)    (9,645,328)
                                                ------------   ------------   ------------   ------------
Total increase (decrease) in contract owners'
   equity                                         (3,917,684)   (23,946,393)   (15,204,448)    (8,665,268)
Contract owners' equity at beginning of
   period                                        100,991,283    124,937,676     85,273,846     93,939,114
                                                ------------   ------------   ------------   ------------
Contract owners' equity at end of period        $ 97,073,599   $100,991,283   $ 70,069,398   $ 85,273,846
                                                ============   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Mid Cap Value B              Small Cap Value
                                                -------------------------   ---------------------------
                                                    2006          2005          2006           2005
                                                -----------   -----------   ------------   ------------
Income:
   Dividends                                    $ 4,118,315   $   719,501     20,666,058   $  1,509,833
Expenses:
   Mortality and expense risk and
      administration charges                        645,740       639,801      1,474,595      1,489,106
                                                -----------   -----------   ------------   ------------
Net investment income (loss)                      3,472,575        79,700     19,191,463         20,727
Net realized gain (loss)                          2,365,284     1,433,007      7,248,187      5,850,498
Unrealized appreciation (depreciation)
   during the period                              2,554,454     1,287,711     (7,539,241)     2,443,178
                                                -----------   -----------   ------------   ------------
Net increase (decrease) in contract owners
   equity from operations                         8,392,313     2,800,418     18,900,409      8,314,403
Changes from principal transactions:
   Purchase payments                                345,176       682,251        578,658      1,263,137
   Transfers between sub-accounts and the
      company                                    (1,699,913)    1,193,352     (2,428,796)        40,052
   Withdrawals                                   (7,015,050)   (5,740,961)   (15,620,885)   (14,533,877)
   Annual contract fee                              (86,211)      (85,445)      (166,831)      (171,759)
                                                -----------   -----------   ------------   ------------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (8,455,998)   (3,950,803)   (17,637,854)   (13,402,447)
                                                -----------   -----------   ------------   ------------
Total increase (decrease) in contract owners'
   equity                                           (63,685)   (1,150,385)     1,262,555     (5,088,044)
Contract owners' equity at beginning of
   period                                        49,213,138    50,363,523    115,666,316    120,754,360
                                                -----------   -----------   ------------   ------------
Contract owners' equity at end of period        $49,149,453   $49,213,138   $116,928,871   $115,666,316
                                                ===========   ===========   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Growth & Income                   Managed
                                                ---------------------------   ---------------------------
                                                    2006           2005           2006           2005
                                                ------------   ------------   ------------   ------------
Income:
   Dividends                                    $ 13,812,911   $ 10,188,042   $ 31,538,097   $ 11,287,637
Expenses:
   Mortality and expense risk and
      administration charges                       2,724,380      2,906,012      4,721,241      5,597,846
                                                ------------   ------------   ------------   ------------
Net investment income (loss)                      11,088,531      7,282,030     26,816,856      5,689,791
Net realized gain (loss)                           6,387,435      1,228,944      1,613,923      1,716,292
Unrealized appreciation (depreciation)
   during the period                               5,360,295      7,987,570     (7,472,210)    (1,567,299)
                                                ------------   ------------   ------------   ------------
Net increase (decrease) in contract owners
   equity from operations                         22,836,261     16,498,544     20,958,569      5,838,784
Changes from principal transactions:
   Purchase payments                               1,344,851      2,521,421      2,778,443      5,208,419
   Transfers between sub-accounts and the
      company                                     (3,506,277)    (3,772,990)   (17,209,282)    (4,309,227)
   Withdrawals                                   (37,039,642)   (34,439,068)   (70,829,953)   (75,053,764)
   Annual contract fee                              (243,201)      (259,636)      (403,847)      (461,215)
                                                ------------   ------------   ------------   ------------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (39,444,269)   (35,950,273)   (85,664,639)   (74,615,787)
                                                ------------   ------------   ------------   ------------
Total increase (decrease) in contract owners'
equity                                           (16,608,008)   (19,451,729)   (64,706,070)   (68,777,003)
Contract owners' equity at beginning of
   period                                        226,275,829    245,727,558    408,016,980    476,793,983
                                                ------------   ------------   ------------   ------------
Contract owners' equity at end of period        $209,667,821   $226,275,829   $343,310,910   $408,016,980
                                                ============   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Short-Term Bond         Small Cap Emerging Growth
                                                ---------------------------   -------------------------
                                                    2006           2005           2006          2005
                                                ------------   ------------   -----------   -----------
Income:
   Dividends                                    $  2,760,681   $  1,514,751   $        --   $ 1,067,760
Expenses:
   Mortality and expense risk and
      administration charges                       1,014,235      1,210,230       630,413       589,901
                                                ------------   ------------   -----------   -----------
Net investment income (loss)                       1,746,446        304,521      (630,413)      477,859
Net realized gain (loss)                            (383,119)      (767,076)    2,958,922     1,128,233
Unrealized appreciation (depreciation)
   during the period                               1,053,734      1,125,180     3,049,660     5,196,151
                                                ------------   ------------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                          2,417,061        662,625     5,378,169     6,802,243
Changes from principal transactions:
   Purchase payments                                 421,809      1,199,097       420,862       566,730
   Transfers between sub-accounts and the
      company                                       (112,152)    (2,904,996)     (409,777)     (910,676)
   Withdrawals                                   (14,209,395)   (17,165,004)   (8,001,662)   (6,800,372)
   Annual contract fee                              (118,525)      (133,821)      (72,855)      (66,851)
                                                ------------   ------------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (14,018,263)   (19,004,724)   (8,063,432)   (7,211,169)
                                                ------------   ------------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                        (11,601,202)   (18,342,099)   (2,685,263)     (408,926)
Contract owners' equity at beginning of
   period                                         84,782,444    103,124,543    49,690,784    50,099,710
                                                ------------   ------------   -----------   -----------
Contract owners' equity at end of period        $ 73,181,242   $ 84,782,444   $47,005,521   $49,690,784
                                                ============   ============   ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Overseas Equity B               Equity Index
                                                --------------------------   ---------------------------
                                                    2006           2005          2006           2005
                                                ------------   -----------   ------------   ------------
Income:
   Dividends                                    $  2,608,674   $ 1,489,199   $  2,538,498   $  3,360,622
Expenses:
   Mortality and expense risk and
      administration charges                         767,663       694,588      2,756,562      2,511,994
                                                ------------   -----------   ------------   ------------
Net investment income (loss)                       1,841,011       794,611       (218,064)       848,628
Net realized gain (loss)                           4,553,757     2,986,018      5,635,523       (867,301)
Unrealized appreciation (depreciation) during
   the period                                      3,575,991     4,601,744     23,137,580     12,783,072
                                                ------------   -----------   ------------   ------------
Net increase (decrease) in contract owners
   equity from operations                          9,970,759     8,382,373     28,555,039     12,764,399
Changes from principal transactions:
   Purchase payments                                 517,725       612,033      1,783,539      2,482,356
   Transfers between sub-accounts and the
      company                                      3,481,808      (832,771)    (5,352,738)   112,732,639
   Withdrawals                                   (10,036,188)   (7,018,777)   (35,345,580)   (29,572,677)
   Annual contract fee                               (89,387)      (80,573)      (326,063)      (288,721)
                                                ------------   -----------   ------------   ------------
Net increase (decrease) in contract owners'
   equity from principal transactions:            (6,126,042)   (7,320,088)   (39,240,842)    85,353,597
                                                ------------   -----------   ------------   ------------
Total increase (decrease) in contract owners'
   equity                                          3,844,717     1,062,285    (10,685,803)    98,117,996
Contract owners' equity at beginning of
   period                                         58,016,976    56,954,691    226,837,276    128,719,280
                                                ------------   -----------   ------------   ------------
Contract owners' equity at end of period        $ 61,861,693   $58,016,976   $216,151,473   $226,837,276
                                                ============   ===========   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 M Fund Turner Core      M Fund Brandes
                                                       Growth            International
                                                -------------------   -------------------
                                                  2006       2005       2006       2005
                                                --------   --------   --------   --------
Income:
   Dividends                                    $ 11,873   $  1,019   $ 70,175   $ 34,311
Expenses:
   Mortality and expense risk and
      administration charges                       3,721      3,030      8,632      6,707
                                                --------   --------   --------   --------
Net investment income (loss)                       8,152     (2,011)    61,543     27,604
Net realized gain (loss)                           5,671      9,599     31,171     22,244
Unrealized appreciation (depreciation) during
   the period                                      1,739     19,274     50,249     (5,723)
                                                --------   --------   --------   --------
Net increase (decrease) in contract owners
   equity from operations                         15,562     26,862    142,963     44,125
Changes from principal transactions:
   Purchase payments                                 240        576     11,939      1,440
   Transfers between sub-accounts and the
      company                                      5,142     65,781    146,278    (35,754)
   Withdrawals                                    (9,048)   (30,054)   (12,226)   (36,872)
   Annual contract fee                              (355)      (347)      (858)      (748)
                                                --------   --------   --------   --------
Net increase (decrease) in contract owners'
   equity from principal transactions:            (4,021)    35,956    145,133    (71,934)
                                                --------   --------   --------   --------
Total increase (decrease) in contract owners'
   equity                                         11,541     62,818    288,096    (27,809)
Contract owners' equity at beginning of
   period                                        255,702    192,884    500,936    528,745
                                                --------   --------   --------   --------
Contract owners' equity at end of period        $267,243   $255,702   $789,032   $500,936
                                                ========   ========   ========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       M Fund
                                                  Frontier Capital      M Fund Business
                                                    Appreciation       Opportunity Value
                                                -------------------   -------------------
                                                  2006       2005       2006       2005
                                                --------   --------   --------   --------
Income:
   Dividends                                    $ 28,235   $ 18,085   $ 16,264   $ 16,081
Expenses:
   Mortality and expense risk and
      administration charges                       3,978      3,372      2,876      2,058
                                                --------   --------   --------   --------
Net investment income (loss)                      24,257     14,713     13,388     14,023
Net realized gain (loss)                          13,624      8,238      5,057      8,825
Unrealized appreciation (depreciation) during
   the period                                     (1,227)     7,364      2,418    (11,817)
                                                --------   --------   --------   --------
Net increase (decrease) in contract owners
   equity from operations                         36,654     30,315     20,863     11,031
Changes from principal transactions:
   Purchase payments                                 360        864         --         --
   Transfers between sub-accounts and the
      company                                     36,637    (10,890)   (18,221)   134,876
   Withdrawals                                    (2,861)   (19,705)      (122)   (17,040)
   Annual contract fee                              (255)      (257)      (207)      (213)
                                                --------   --------   --------   --------
Net increase (decrease) in contract owners'
   equity from principal transactions:            33,881    (29,988)   (18,550)   117,623
                                                --------   --------   --------   --------
Total increase (decrease) in contract owners'
   equity                                         70,535        327      2,313    128,654
Contract owners' equity at beginning of
   period                                        238,276    237,949    197,947     69,293
                                                --------   --------   --------   --------
Contract owners' equity at end of period        $308,811   $238,276   $200,260   $197,947
                                                ========   ========   ========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Blue Chip D (1)             Equity Income D (1)
                                                ---------------------------   ---------------------------
                                                    2006           2005           2006           2005
                                                ------------   ------------   ------------   ------------
Income:
   Dividends                                    $    203,470    $        --   $ 13,486,082   $         --
Expenses:
   Mortality and expense risk and
      administration charges                       1,035,691        733,941      2,194,472      1,546,597
                                                ------------    -----------   ------------   ------------
Net investment income (loss)                        (832,221)      (733,941)    11,291,610     (1,546,597)
Net realized gain (loss)                           2,057,921        768,025      2,503,856        972,192
Unrealized appreciation (depreciation)
   during the period                               5,013,361      9,961,531     13,767,856     10,992,817
                                                ------------    -----------   ------------   ------------
Net increase (decrease) in contract owners
   equity from operations                          6,239,061      9,995,615     27,563,322     10,418,412
Changes from principal transactions:
   Purchase payments                                 733,671        640,780        926,100      1,118,482
   Transfers between sub-accounts and the
      company                                       (179,317)    81,842,523     (2,345,706)   178,013,420
   Withdrawals                                   (12,230,369)    (7,272,589)   (25,811,087)   (16,327,443)
   Annual contract fee                              (123,625)       (87,543)      (273,774)      (188,515)
                                                ------------    -----------   ------------   ------------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (11,799,640)    75,123,171    (27,504,467)   162,615,944
                                                ------------    -----------   ------------   ------------
Total increase (decrease) in contract owners'
   equity                                         (5,560,579)    85,118,786         58,855    173,034,356
Contract owners' equity at beginning of
   period                                         85,118,786             --    173,034,356             --
                                                ------------    -----------   ------------   ------------
Contract owners' equity at end of period        $ 79,558,207    $85,118,786   $173,093,211   $173,034,356
                                                ============    ===========   ============   ============

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Financial Services D (1)       Global Bond D (1)
                                                -------------------------   -------------------------
                                                    2006          2005          2006          2005
                                                -----------   -----------   -----------   -----------
Income:
   Dividends                                    $   149,578   $        --   $   438,862   $        --
Expenses:
   Mortality and expense risk and
      administration charges                        415,702       276,666       439,049       344,178
                                                -----------   -----------   -----------   -----------
Net investment income (loss)                       (266,124)     (276,666)         (187)     (344,178)
Net realized gain (loss)                          1,234,027       247,444      (367,002)     (251,323)
Unrealized appreciation (depreciation) during
   the period                                     5,494,250     4,269,878     1,659,644    (2,235,674)
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                         6,462,153     4,240,656     1,292,455    (2,831,175)
Changes from principal transactions:
   Purchase payments                                162,321       130,147       212,954       336,170
   Transfers between sub-accounts and the
      company                                       662,290    32,162,880        (8,225)   42,334,860
   Withdrawals                                   (5,447,440)   (3,362,466)   (5,435,216)   (3,392,898)
   Annual contract fee                              (50,665)      (32,984)      (51,098)      (38,584)
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (4,673,494)   28,897,577    (5,281,585)   39,239,548
                                                -----------   -----------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                         1,788,659    33,138,233    (3,989,130)   36,408,373
Contract owners' equity at beginning of
   period                                        33,138,233            --    36,408,373            --
                                                -----------   -----------   -----------   -----------
Contract owners' equity at end of period        $34,926,892   $33,138,233   $32,419,243   $36,408,373
                                                ===========   ===========   ===========   ===========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Health D (1)              High Yield D (1)
                                                -------------------------  -------------------------
                                                    2006          2005          2006          2005
                                                -----------   -----------   -----------   -----------
Income:
   Dividends                                    $ 1,664,784   $        --   $ 2,672,664   $        --
Expenses:
   Mortality and expense risk and
      administration charges                        231,984       143,793       527,478       386,842
                                                -----------   -----------   -----------   -----------
Net investment income (loss)                      1,432,800      (143,793)    2,145,186      (386,842)
Net realized gain (loss)                            509,407       190,352       456,072       301,461
Unrealized appreciation (depreciation) during
   the period                                      (724,106)    3,206,767       921,803     2,571,168
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                         1,218,101     3,253,326     3,523,061     2,485,787
Changes from principal transactions:
   Purchase payments                                159,023       117,917       415,476       536,985
   Transfers between sub-accounts and the
      company                                       516,248    15,994,969      (356,943)   44,211,010
   Withdrawals                                   (2,202,193)   (1,226,151)   (5,912,854)   (4,656,970)
   Annual contract fee                              (30,096)      (19,212)      (67,735)      (49,509)
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (1,557,018)   14,867,523    (5,922,056)   40,041,516
                                                -----------   -----------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                          (338,917)   18,120,849    (2,398,995)   42,527,303
Contract owners' equity at beginning of
   period                                        18,120,849            --    42,527,303            --
                                                -----------   -----------   -----------   -----------
Contract owners' equity at end of period        $17,781,932   $18,120,849   $40,128,308   $42,527,303
                                                ===========   ===========   ===========   ===========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Large Cap Growth D (1,2)       Mid Cap Index D (1)
                                                     --------------------------   ------------------------
                                                         2006           2005          2006         2005
                                                     ------------   -----------   -----------   ----------
Income:
   Dividends                                         $    158,358   $        --   $   516,768   $       --
Expenses:
   Mortality and expense risk and administration
      charges                                             144,048       307,499       133,498       69,647
                                                     ------------   -----------   -----------   ----------
Net investment income (loss)                               14,310      (307,499)      383,270      (69,647)
Net realized gain (loss)                                2,884,655       215,580       380,181      198,323
Unrealized appreciation (depreciation) during the
   period                                              (2,224,343)    2,224,140       100,102      972,780
                                                     ------------   -----------   -----------   ----------
Net increase (decrease) in contract owners equity
   from operations                                        674,622     2,132,221       863,553    1,101,456

Changes from principal transactions:
   Purchase payments                                      138,898       300,597       192,715       91,325
   Transfers between sub-accounts and the company     (33,843,581)   36,288,652     1,759,740    9,254,458
   Withdrawals                                         (2,155,802)   (3,486,529)   (1,401,123)    (668,929)
   Annual contract fee                                    (16,003)      (33,075)      (16,210)      (7,806)
                                                     ------------   -----------   -----------   ----------
Net increase (decrease) in contract owners' equity
   from principal transactions:                       (35,876,488)   33,069,645       535,122    8,669,048
                                                     ------------   -----------   -----------   ----------
Total increase (decrease) in contract owners'
   equity                                             (35,201,866)   35,201,866     1,398,675    9,770,504
Contract owners' equity at beginning of period         35,201,866            --     9,770,504           --
                                                     ------------   -----------   -----------   ----------
Contract owners' equity at end of period             $         --   $35,201,866   $11,169,179   $9,770,504
                                                     ============   ===========   ===========   ==========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

(2) On May 1, 2006 Large Cap Growth D ceased operations through a vote of the Board of Directors.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         Mid Cap Stock D (1)     Real Estate Securities D (1)
                                                     -------------------------   ----------------------------
                                                         2006          2005           2006           2005
                                                     -----------   -----------    ------------   ----------
Income:
   Dividends                                         $ 1,849,638   $        --    $ 15,073,263   $       --
Expenses:
   Mortality and expense risk and administration
      charges                                            567,221       360,367       1,027,443       658,826
                                                     -----------   -----------    ------------   -----------
Net investment income (loss)                           1,282,417      (360,367)     14,045,820      (658,826)
Net realized gain (loss)                               1,959,662       818,866       2,160,245       901,034
Unrealized appreciation (depreciation) during the
   period                                              1,656,214     9,036,532       8,711,821     8,842,271
                                                     -----------   -----------    ------------   -----------
Net increase (decrease) in contract owners equity
   from operations                                     4,898,293     9,495,031      24,917,886     9,084,479

Changes from principal transactions:
   Purchase payments                                     264,974       240,859         572,886       612,569
   Transfers between sub-accounts and the company        465,266    37,859,973      (1,509,497)   72,100,837
   Withdrawals                                        (6,093,727)   (3,494,942)    (12,215,291)   (6,614,099)
   Annual contract fee                                   (68,412)      (43,756)       (107,669)      (67,036)
                                                     -----------   -----------    ------------   -----------
Net increase (decrease) in contract owners' equity
   from principal transactions:                       (5,431,899)   34,562,134     (13,259,571)   66,032,271
                                                     -----------   -----------    ------------   -----------
Total increase (decrease) in contract owners'
   equity                                               (533,606)   44,057,165      11,658,315    75,116,750
Contract owners' equity at beginning of period        44,057,165            --      75,116,750            --
                                                     -----------   -----------    ------------   -----------
Contract owners' equity at end of period             $43,523,559   $44,057,165    $ 86,775,065   $75,116,750
                                                     ===========   ===========    ============   ===========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Small Cap Index D (1)         Total Return D (1)
                                                     -------------------------   -------------------------
                                                         2006          2005          2006          2005
                                                     -----------   -----------   -----------   -----------
Income:
   Dividends                                         $   548,898   $        --   $   606,174   $        --
Expenses:
   Mortality and expense risk and administration
      charges                                            215,635       135,218       243,731       158,598
                                                     -----------   -----------   -----------   -----------
Net investment income (loss)                             333,263      (135,218)      362,443      (158,598)
Net realized gain (loss)                                 743,967       228,235           738        18,674
Unrealized appreciation (depreciation) during the
   period                                              1,531,332     2,146,315        38,108       203,413
                                                     -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners equity
   from operations                                     2,608,562     2,239,332       401,289        63,489

Changes from principal transactions:
   Purchase payments                                     166,923       216,448       113,272       107,156
   Transfers between sub-accounts and the company      1,684,299    15,404,736     3,155,053    18,505,315
   Withdrawals                                        (2,525,082)   (1,671,979)   (2,135,943)   (1,396,657)
   Annual contract fee                                   (26,223)      (15,261)      (34,227)      (22,451)
                                                     -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners' equity
   from principal transactions:                         (700,083)   13,933,944     1,098,155    17,193,363
                                                     -----------   -----------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                              1,908,479    16,173,276     1,499,444    17,256,852
Contract owners' equity at beginning of period        16,173,276            --    17,256,852            --
                                                     -----------   -----------   -----------   -----------
Contract owners' equity at end of period             $18,081,755   $16,173,276   $18,756,296   $17,256,852
                                                     ===========   ===========   ===========   ===========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Total Stock Index D (1)    US Government D (1)
                                                     --------------------------   -------------------
                                                         2006           2005        2006       2005
                                                     ------------   -----------   --------   --------
Income:
   Dividends                                         $  1,451,895   $        --   $ 19,264   $     --
Expenses:
   Mortality and expense risk and administration
      charges                                           1,183,229       876,554      4,648      6,042
                                                     ------------   -----------   --------   --------
Net investment income (loss)                              268,666      (876,554)    14,616     (6,042)
Net realized gain (loss)                                3,113,210     1,182,282     (1,068)     3,440
Unrealized appreciation (depreciation) during the
   period                                               8,468,854     9,601,972     (2,445)     3,180
                                                     ------------   -----------   --------   --------
Net increase (decrease) in contract owners equity
   from operations                                     11,850,730     9,907,700     11,103        578

Changes from principal transactions:
   Purchase payments                                      454,021       523,950      3,195        551
   Transfers between sub-accounts and the company      (5,302,352)   95,983,466     (3,358)   410,815
   Withdrawals                                        (15,272,436)   (8,628,802)   (18,773)   (36,826)
   Annual contract fee                                   (153,940)     (112,656)      (463)      (374)
                                                     ------------   -----------   --------   --------
Net increase (decrease) in contract owners' equity
   from principal transactions:                       (20,274,707)   87,765,958    (19,399)   374,166
                                                     ------------   -----------   --------   --------
Total increase (decrease) in contract owners'
   equity                                              (8,423,977)   97,673,658     (8,296)   374,744
Contract owners' equity at beginning of period         97,673,658            --    374,744         --
                                                     ------------   -----------   --------   --------
Contract owners' equity at end of period             $ 89,249,681   $97,673,658   $366,448   $374,744
                                                     ============   ===========   ========   ========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Capital
                                                     Appreciation
                                                         D (3)                   Total
                                                     ------------   -------------------------------
                                                         2,006           2,006            2,005
                                                     ------------   --------------   --------------
Income:
   Dividends                                         $        --    $  130,821,360   $   41,338,023
Expenses:
   Mortality and expense risk and administration
      charges                                            268,334        28,816,438       27,532,195
                                                     -----------    --------------   --------------
Net investment income (loss)                            (268,334)      102,004,922       13,805,828
Net realized gain (loss)                                (211,982)       51,171,528       20,803,594
Unrealized appreciation (depreciation) during the
   period                                                558,822        82,647,505      103,029,740
                                                     -----------    --------------   --------------
Net increase (decrease) in contract owners equity
   from operations                                        78,506       235,823,955      137,639,162

Changes from principal transactions:
   Purchase payments                                     141,877        16,485,276       25,466,970
   Transfers between sub-accounts and the company     35,021,708        12,154,764      827,865,929
   Withdrawals                                        (4,243,196)     (406,491,888)    (342,622,314)
   Annual contract fee                                   (29,717)       (3,122,623)      (2,859,201)
                                                     -----------    --------------   --------------
Net increase (decrease) in contract owners' equity
   from principal transactions:                       30,890,672      (380,974,471)     507,851,384
                                                     -----------    --------------   --------------
Total increase (decrease) in contract owners'
   equity                                             30,969,178      (145,150,516)     645,490,546
Contract owners' equity at beginning of period                --     2,351,627,367    1,706,136,821
                                                     -----------    --------------   --------------
Contract owners' equity at end of period             $30,969,178    $2,206,476,852   $2,351,627,367
                                                     ===========    ==============   ==============

(3) Commencement of operations, April 28, 2006, through a vote of the Board of Directors.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

John Hancock Variable Annuity Account H (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. Currently, the Account funds the Declaration, Patriot, Revolution Access, Revolution Extra, Revolution Value, and Revolution Wealth Builder Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six sub-accounts which are exclusively invested in a corresponding Portfolio of the John Hancock Trust (the "Trust") and four sub-accounts which are exclusively invested in a corresponding Portfolio of the M Funds (the "Outside Trust").

Prior to May 2, 2005, the assets of certain sub-accounts were invested exclusively in shares of a corresponding Fund of John Hancock Trust Variable Series Trust I (the Series Trust). On May 2, 2005, the Series Trust underwent a re-organization, whereby the net assets of the Funds of the Series Trust were acquired by Portfolios of the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable annuities. As a result, certain sub-accounts previously invested in Funds of the Series Trust ceased operations on May 2, 2005. Simultaneously, the Account created new sub-accounts, which commenced operations on May 2, 2005, to invest in the NAV Series Share Class of the corresponding Portfolios of the Trust that acquired the previous corresponding Portfolios of the Series Trust.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer two classes of units to fund variable annuity contracts issued by JHLICO. These classes, Class A and Class B, respectively, represent an interest in the same Portfolio, but in different classes of that Portfolio. Class A represents interests in Series I shares of the Portfolio and Class B represents interests in Series II shares of the Portfolio. Series I and Series II shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and the funds transferred to newly created sub-accounts as follows:

Terminated             Funds Transferred to
----------             --------------------
Large Cap Growth       Blue Chip D
Financial Industries   Financial Services D
Health Sciences        Health D
Earnings Growth        Large Cap Growth D
Large Cap Value        Equity Income D
Fundamental Value      Equity Income D
Mid Cap Growth         Mid Cap Stock D
Real Estate Equity     Real Estate Securities D
Total Return Bond      Total Return D
High Yield Bond        High Yield D
Global Bond            Global Bond D

On May 2, 2005, the Mid Cap Index D, Total Stock Index D, Small Cap Index D, US Government D subaccounts commenced operations through a vote of the Board of Directors.

On April 28, 2006, the Capital Appreciation D sub-account commenced operations through a vote of the Board of Directors.

On May 1, 2006, the Large Cap Growth D sub-account ceased operations through a vote of the Boards of Directors. The funds were transferred to the Capital Appreciation D sub-account.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments in shares of the Trust and of the outside Trusts are valued at the reported net asset values of the respective underlying Portfolio. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by JHLICO and may result in additional amounts being transferred into the variable annuity account by JHLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to JHLICO. The total contracts in payout were $782,876 at December 31, 2006.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the JHLICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, JHLICO does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. JHLICO will review periodically the status of this decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Account.

EXPENSES

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 1.00% to 1.70%, depending on the type of contract, of net assets of the sub-accounts.

JHLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefits, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or JHLICO for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2006.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

In September, 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS No. 157 will be effective for the Account beginning January 1, 2008 and will then be generally prospectively applicable. The Account is still evaluating the impact SFAS No. 157 will have on its financial position or results of operations.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Portfolios of the Trust and of the Outside Trust at December 31, 2006 were as follows:

                                                Details of Investments
                                       -----------------------------------------
                                         Shares
Sub-account                               Owned         Cost           Value
-----------                            ----------   ------------   -------------
Active Bond                            17,208,838   $167,617,420   $170,195,408
International Equity Index              3,454,754     52,803,133     73,517,163
Money Market                           97,073,599     97,073,599     97,073,599
Bond Index                              6,889,813     69,449,468     70,069,398
Mid Cap Value B                         3,600,693     41,567,579     49,149,453
Small Cap Value                         5,684,437     92,454,928    116,928,871
Growth & Income                        15,382,819    168,776,942    209,667,821
Managed                                25,582,035    323,850,552    343,310,910
Short-Term Bond                         7,252,849     72,554,045     73,181,242
Small Cap Emerging Growth               4,073,269     32,692,506     47,005,521
Overseas Equity B                       4,307,917     43,918,505     61,861,693
Equity Index                           11,922,310    173,092,815    216,151,473
M Fund Turner Core Growth                  15,519        215,240        267,243
M Fund Brandes International               39,158        619,872        789,032
M Fund Frontier Capital Appreciation       12,724        261,042        308,811
M Fund Business Opportunities Value        15,957        189,440        200,260
Blue Chip D                             4,109,412     64,583,316     79,558,207
Equity Income D                         9,361,450    148,332,537    173,093,211
Financial Services D                    1,860,783     25,162,765     34,926,892
Global Bond D                           2,174,329     32,995,273     32,419,243
Health D                                1,131,166     15,299,270     17,781,932
High Yield D                            3,775,005     36,635,337     40,128,308
Mid Cap Index D                           592,529     10,096,297     11,169,179
Mid Cap Stock D                         2,558,704     32,830,813     43,523,559
Real Estate Securities D                3,146,304     69,220,973     86,775,065
Small Cap Index D                       1,064,885     14,404,107     18,081,755
Total Return D                          1,359,152     18,514,775     18,756,296
Total Stock Index D                     6,792,213     71,178,855     89,249,681
US Government D                            27,164        365,714        366,448
Capital Appreciation D                  3,410,702     30,410,356     30,969,178

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS--(CONTINUED)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trust during 2006 were as follows:

                                         Details of Investments
                                       -------------------------
Sub-account                             Purchases       Sales
-----------                            -----------   -----------
Active Bond                            $ 7,592,729   $43,242,869
International Equity Index              10,766,694    10,229,618
Money Market                            39,078,214    43,026,029
Bond Index                               4,629,958    19,890,554
Mid Cap Value B                          5,990,127    10,973,550
Small Cap Value                         24,211,553    22,657,944
Growth & Income                         15,360,277    43,716,015
Managed                                 32,697,004    91,544,787
Short-Term Bond                          6,112,338    18,384,155
Small Cap Emerging Growth                3,174,707    11,868,552
Overseas Equity B                        6,876,977    11,162,009
Equity Index                             6,035,324    45,494,230
M Fund Turner Core Growth                   26,163        22,033
M Fund Brandes International               288,321        81,646
M Fund Frontier Capital Appreciation        99,686        41,548
M Fund Business Opportunities Value         18,841        24,003
Blue Chip D                              2,233,852    14,865,712
Equity Income D                         15,901,692    32,114,550
Financial Services D                     1,671,734     6,611,352
Global Bond D                            2,441,071     7,722,843
Health D                                 3,197,312     3,321,531
High Yield D                             4,545,112     8,321,982
Large Cap Growth D                         796,502    36,658,680
Mid Cap Index D                          3,949,045     3,030,653
Mid Cap Stock D                          4,594,204     8,743,685
Real Estate Securities D                18,244,530    17,458,281
Small Cap Index D                        3,266,934     3,633,755
Total Return D                           4,635,240     3,174,643
Total Stock Index D                      2,175,560    22,181,602
US Government D                             38,536        43,318
Capital Appreciation D                  35,221,784     4,599,445

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

5. DETAILS OF DIVIDENDS

The dividend income is comprised of distributions received from the underlying Portfolios as follows:

                               Dividend Income             Capital Gain
                                 Distribution              Distributuion                  Total
                           -----------------------   ------------------------   -------------------------
Sub-account                   2006         2005          2006          2005         2006         2005
-----------                ----------   ----------   -----------   ----------   -----------   -----------
Active Bond                $5,288,329   $2,965,649   $        --   $  498,617   $ 5,288,329   $ 3,464,266
International Equity
Index                         563,200      241,242       550,803    1,756,174     1,114,003     1,997,416
Money Market                4,596,903    3,231,414            --           --     4,596,903     3,231,414
Bond Index                  2,812,646    1,438,086            --           --     2,812,646     1,438,086
Mid Cap Value B               156,763       21,747     3,961,552      697,754     4,118,315       719,501
Small Cap Value               127,619      183,631    20,538,439    1,326,202    20,666,058     1,509,833
Growth & Income             1,195,396      414,147    12,617,515    9,773,895    13,812,911    10,188,042
Managed                     5,759,170    2,678,314    25,778,927    8,609,323    31,538,097    11,287,637
Short-Term Bond             2,760,681    1,514,751            --           --     2,760,681     1,514,751
Small Cap Emerging
Growth                             --           --            --    1,067,760            --     1,067,760
Overseas Equity B             541,796      289,616     2,066,878    1,199,583     2,608,674     1,489,199
Equity Index                2,538,498      585,621            --    2,775,001     2,538,498     3,360,622
M Fund Turner Core
Growth                          1,569        1,019        10,304           --        11,873         1,019
M Fund Brandes
International                   9,894        6,812        60,281       27,499        70,175        34,311
M Fund Frontier Capital
Appreciation                       --           --        28,235       18,085        28,235        18,085
M Fund Business
Opportunities Value               951         1193        15,313       14,888        16,264        16,081
Blue Chip D                   203,470           --            --           --       203,470            --
Equity Income D             2,709,070           --    10,777,012           --    13,486,082            --
Financial Services D          148,916           --           662           --       149,578            --
Global Bond D                      --           --       438,862           --       438,862            --
Health D                           --           --     1,664,784           --     1,664,784            --
High Yield D                2,672,664           --            --           --     2,672,664            --
Large Cap Growth D            158,358           --            --           --       158,358            --
Mid Cap Index D                67,078           --       449,690           --       516,768            --
Mid Cap Stock D                    --           --     1,849,638           --     1,849,638            --
Real Estate Securities D    1,463,696           --    13,609,567           --    15,073,263            --
Small Cap Index D              90,581           --       458,317           --       548,898            --
Total Return D                606,174           --            --           --       606,174            --
Total Stock Index D           958,912           --       492,983           --     1,451,895            --
US Government D                19,264           --            --           --        19,264            --

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                       FOR THE YEARS AND PERIODS ENDED
                                    AT DECEMBER 31,                             DECEMBER 31,
                         -------------------------------------   ------------------------------------------
                                                                    EXPENSE
                                   UNIT FAIR VALUE                   RATIO     INVESTMENT     TOTAL RETURN
                           UNITS     HIGHEST TO        ASSETS     HIGHEST TO     INCOME        HIGHEST TO
SUB-ACCOUNT               (000S)       LOWEST          (000S)       LOWEST*      RATIO**        LOWEST***
-----------              -------   ----------------   --------   -----------   ----------   ---------------
Active Bond       2006   $13,760   $16.12 to $10.86   $170,195   1.7% to 1%      2.87%       3.52% to 2.78%
                  2005    16,928    15.57 to 10.57     203,310    1.7 to 1       1.35         1.53 to 0.81
                  2004    19,877    15.33 to 10.48     235,915    1.7 to 1       3.39         3.71 to 2.98
                  2003    22,416    14.78 to 10.17     258,697    1.7 to 1       4.46        5.42 to (0.39)
                  2002    17,616    14.02 to 11.00     194,087    1.25 to 1      5.30         6.21 to 5.87

International
Equity Index      2006     4,273    23.77 to 16.33      73,517   1.7 to 1.15     0.86        25.65 to 24.97
                  2005     4,258    18.98 to 13.01      58,387   1.7 to 1.15     0.58        18.03 to 14.87
                  2004     1,476    16.41 to 11.27      17,778   1.7 to 1.25     2.26        18.75 to 18.23
                  2003     1,215     13.89 to 9.49      11,878   1.7 to 1.25     3.28        40.22 to 25.40
                  2002       169         6.77            1,143      1.25         2.55(b)         (18.63(b)

Money Market      2006     9,151    12.86 to 10.30      97,074    1.7 to 1       4.60         3.67 to 2.94
                  2005     9,843    12.40 to 10.01     100,991    1.7 to 1       2.89         1.94 to 1.22
                  2004    12,379     12.17 to 9.89     124,938    1.7 to 1       1.05        0.06 to (0.60)
                  2003    17,611     12.16 to 9.95     178,169    1.7 to 1       0.96       (0.42) to (0.50)
                  2002    24,998    12.17 to 10.15     253,773    1.25 to 1      1.47         0.50 to 0.30

Bond Index        2006     5,358    14.01 to 10.57      70,069   1.7 to 1.15     3.68         2.88 to 2.30
                  2005     6,677    13.62 to 10.34      85,274    1.7 to 1       1.61         1.23 to 0.66
                  2004     7,425    12.91 to 10.27      93,939   1.7 to 1.25     4.54         2.75 to 2.30
                  2003     8,385    12.57 to 10.04     104,710   1.7 to 1.25     4.34        2.32 to (0.78)
                  2002     8,636         12.28         106,087      1.25         5.28             8.58

Mid Cap Value B   2006     2,195    23.18 to 12.67      49,149   1.7 to 1.15     0.32        18.97 to 18.32
                  2005     2,604    19.50 to 10.66      49,213   1.7 to 1.15     0.04         6.63 to 5.58
                  2004     2,821    18.39 to 16.30      50,364   1.7 to 1.25     0.46        17.26 to 16.74
                  2003     1,571    15.68 to 13.96      24,504   1.7 to 1.25     4.35        43.35 to 24.67
                  2002     1,205         10.94          13,189      1.25         0.50            (16.23)

Small Cap Value   2006     3,860    32.58 to 12.58     116,929   1.7 to 1.15     0.11        17.95 to 17.31
                  2005     4,474    27.62 to 10.68     115,666   1.7 to 1.15     0.16         7.96 to 6.76
                  2004     5,021    25.43 to 15.86     120,754   1.7 to 1.25     0.88        23.81 to 23.26
                  2003     5,005    20.54 to 12.87     100,218   1.7 to 1.25     0.66        36.26 to 18.34
                  2002     4,564         15.07          68,798      1.25         0.80            (7.60)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 2006

6. UNIT VALUES--(CONTINUED)

                                                                       FOR THE YEARS AND PERIODS ENDED
                                    AT DECEMBER 31,                             DECEMBER 31,
                         -------------------------------------   --------------------------------------------
                                                                    EXPENSE
                                    UNIT FAIR VALUE                  RATIO     INVESTMENT      TOTAL RETURN
                           UNITS      HIGHEST TO       ASSETS     HIGHEST TO     INCOME         HIGHEST TO
SUB-ACCOUNT               (000S)        LOWEST         (000S)       LOWEST*      RATIO**         LOWEST***
-----------              -------   ----------------   --------   -----------   ----------   ------------------
Growth & Income   2006    22,331    $16.28 to $9.12   $209,668   1.7% to 1%      0.55%       11.61% to 10.83%
                  2005    26,874     14.58 to 8.19     226,276    1.7 to 1       0.18          7.90 to 7.15
                  2004    31,479    13.52 to 12.97     245,728    1.7 to 1       1.09          9.86 to 9.08
                  2003    35,129    12.30 to 11.89     247,118    1.7 to 1       0.93         23.11 to 11.03
                  2002    30,324     9.99 to 5.66      171,845    1.25 to 1      0.73       (22.98) to (23.10)

Managed           2006    31,303    12.96 to 10.68     343,311   1.7 to 1.15     1.55          6.24 to 5.67
                  2005    39,527    12.23 to 10.06     408,017   1.7 to 1.15     0.61          1.53 to 0.63
                  2004    46,919    12.04 to 10.05     476,794   1.7 to 1.25     1.88          6.84 to 6.36
                  2003    51,775     11.32 to 9.41     488,875   1.7 to 1.25     3.27          17.53 to 6.90
                  2002    56,403         8.00          451,354      1.25         1.79             (14.35)

Short-Term Bond   2006     5,048    15.70 to 10.30      73,181   1.7 to 1.15     3.53          3.34 to 2.76
                  2005     6,008    15.20 to 10.02      84,782   1.7 to 1.15     1.62        (0.99) to (0.42)
                  2004     7,308     15.07 to 9.98     103,125   1.7 to 1.25     2.98         0.16 to (0.29)
                  2003     7,520    15.04 to 10.01     110,488   1.7 to 1.25     3.44         1.49 to (0.34)
                  2002     6,809         14.82         100,929      1.25         4.15              4.37

Small Cap
Emerging Growth   2006     3,890    20.05 to 11.56     47,006     1.7 to 1       0.00(a)      12.34 to 11.56
                  2005     4,632    17.93 to $10.31    49,691     1.7 to 1       0.00(a)     16.655 to 15.365
                  2004     5,415     15.44 to 9.34     50,100     1.7 to 1       0.00(a)       9.63 to 7.61
                  2003     1,344     14.35 to 8.23     11,258    1.7 to 1.25     0.00(a)       46.98 to 27.03
                  2002     1,092         5.60           6,119       1.25         0.19             (29.11)

Overseas Equity
B                 2006     4,444    19.85 to 13.33     61,862     1.7 to 1       0.90         18.57 to 17.75
                  2005     4,944    16.81 to 11.27     58,017     1.7 to 1       0.53         20.86 to 16.41
                  2004     5,691     14.35 to 9.78     56,955     1.7 to 1       0.49          9.90 to 9.14
                  2003     3,057     13.14 to 8.90     27,078     1.7 to 1       1.47         31.05 to 14.88
                  2002     2,851     6.79 to 6.72      19,175     1.25 to 1      0.59         0.89 to (19.33)

Equity Index      2006    10,122    22.06 to 10.94     216,151    1.7 to 1       1.17         14.41 to 13.62
                  2005    12,086     19.32 to 9.57     226,837    1.7 to 1       0.30          8.16 to 2.89
                  2004     7,212    15.61 to 13.19     128,719    1.7 to 1        1.8          9.60 to 8.84
                  2003     7,138    14.24 to 12.12     119,791    1.7 to 1       3.13         27.14 to 12.69
                  2002     6,192    13.49 to 11.20      83,435    1.25 to 1      1.38       (23.08) to (23.27)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES--(CONTINUED)

                                                                     FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                        AT DECEMBER 31,           -------------------------------------------------
                              ----------------------------------                      INVESTMENT     TOTAL RETURN
                              UNITS    UNIT FAIR VALUE    ASSETS    EXPENSE RATIO       INCOME        HIGHEST TO
SUB-ACCOUNT                   (000S)  HIGHEST TO LOWEST   (000S)  HIGHEST TO LOWEST*    RATIO**       LOWEST***
-----------                   ------  -----------------  -------  ------------------  ----------  -----------------
M Fund Turner Core
Growth                 2006       24   $16.51 to $8.24   $   267     1.7% to 1.15%     0.60%       7.27% to 6.69%
                       2005       25    15.44 to 7.69        256      1.7 to 1.15      0.46        12.62 to 12.00
                       2004       25    13.72 to 6.84        193      1.6 to 1.25      0.30         15.22 to 9.82
                       2003       18        6.23             112         1.25          0.34             32.93
                       2002        6        4.68              27         1.25          0.29            (27.44)

M Fund Brandes
International          2006       39   24.74 to 19.45        789      1.7 to 1.15      1.52        25.33 to 24.65
                       2005       30   19.80 to 15.53        501      1.7 to 1.15      1.36         9.29 to 8.69
                       2004       35   18.13 to 14.23        529      1.6 to 1.25      1.21        22.46 to 22.03
                       2003       32   14.85 to 11.62        388      1.6 to 1.25      1.70         45.59 to 9.57
                       2002       14        7.98             111         1.25          1.37            (16.35)

M Fund Frontier
Capital Appreciation   2006       18   20.42 to 14.67        309      1.7 to 1.15      0.00        15.01 to 14.39
                       2005       16   17.81 to 12.76        238      1.7 to 1.15      0.00(a)     13.81 to 13.19
                       2004       18   15.65 to 11.23        238      1.6 to 1.25      0.00(a)      7. 97 to 7.59
                       2003       13   14.55 to 10.40        154      1.6 to 1.25      0.00(a)      53.96 to 9.18
                       2002        6        6.75              42         1.25          0.00(a)         (26.33)

M Fund Business
Opportunities Value    2006       12   18.02 to 14.45        200      1.7 to 1.15      0.49        12.59 to 11.97
                       2005       14   16.05 to 12.85        198      1.7 to 1.15      0.81         6.58 to 5.99
                       2004        6        12.07             69         1.25          0.56             21.08
                       2003        6        9.97              62         1.25          1.14             28.05
                       2002        2        7.78              12         1.25          1.60(b)       (14.79)(b)

Blue Chip D            2006    8,876    38.40 to 8.47     79,558       1.7 to 1        0.25         8.50 to 7.74
                       2005   10,330    35.40 to 7.82     85,119       1.7 to 1        0.00(a,b)  12.79 to 6.41(b)

Equity Income D        2006   10,449   16.59 to 12.12    173,093      1.7 to 1.25      1.59        17.57 to 17.04
                       2005   12,275   14.14 to 10.30    173,034      1.7 to 1.25      0.00(a,b)   5.96 to 3.05(b)

Financial Services D   2006    1,771   20.49 to 13.53     34,927       1.7 to 1        0.45        21.94 to 21.09
                       2005    2,038   16.80 to 11.12     33,138       1.7 to 1        0.00(a,b)  14.17 to 11.23(b)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 2006

6. UNIT VALUES--(CONTINUED)


                                                                     FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                        AT DECEMBER 31,           ---------------------------------------------------
                              ----------------------------------                      INVESTMENT      TOTAL RETURN
                               UNITS   UNIT FAIR VALUE    ASSETS     EXPENSE RATIO      INCOME         HIGHEST TO
SUB-ACCOUNT                   (000S)  HIGHEST TO LOWEST   (000S)  HIGHEST TO LOWEST*    RATIO**        LOWEST***
-----------                   ------  -----------------  -------  ------------------  ----------  -------------------
Global Bond D          2006    2,367   $14.41 to $10.06  $32,419     1.7% to 1.25%     0.00%        3.98% to 3.50%
                       2005    2,757    13.86 to 9.68     36,408      1.7 to 1.25      0.00(a,b)  (3.25) to (7.04)(b)

Health D               2006    1,257    16.80 to 12.64    17,782      1.7 to 1.25      0.00          7.09 to 6.61
                       2005    1,373    15.72 to 11.81    18,121      1.7 to 1.25      0.00(a,b)   22.08 to 18.07(b)

High Yield D           2006    3,351    12.67 to 11.28    40,128      1.7 to 1.25      6.57          9.08 to 8.60
                       2005    3,875    11.64 to 10.34    42,527      1.7 to 1.25      0.00(a,b)    5.70 to 3.43(b)

Large Cap Growth D     2006       --    12.13 to 3.78         --      1.7 to 1.25      0.46          1.91 to 1.75
                       2005    8,796    11.92 to 3.71     35,202      1.7 to 1.25      0.00(a,b)    6.12 to 2.07(b)

Mid Cap Index D        2006      825    16.92 to 13.17    11,169      1.7 to 1.25      0.65          8.38 to 7.89
                       2005      779    15.65 to 12.15     9,771      1.7 to 1.25      0.00(a,b)   6.29 to 15.94(b)

Mid Cap Stock D        2006    1,433    33.84 to 13.05    43,524      1.7 to 1.25         0         12.25 to 11.74
                       2005    1,619    30.14 to 11.62    44,057      1.7 to 1.25      0.00(a,b)   26.16 to 16.24(b)

Real Estate
Securities D           2006    2,827    31.55 to 14.45    86,775      1.7 to 1.25      1.83         36.46 to 35.84
                       2005    3,327    23.12 to 10.59    75,117      1.7 to 1.25      0.00(a,b)   12.89 to 5.88(b)

Small Cap Index D      2006    1,246        14.51         18,082         1.25          0.52              16.17
                       2005    1,295        12.49         16,173     1.25 to 1.24      0.00(a,b)        15.70(b)

Total Return D         2006    1,731    10.88 to 10.18    18,756      1.7 to 1.25      3.42          2.40 to 1.91
                       2005    1,629    10.63 to 9.94     17,257      1.7 to 1.25      0.00(b,c)  (0.57) to (0.62)(b)

Total Stock Index D    2006    6,024    17.04 to 14.51    89,250      1.7 to 1.25      1.04         13.90 to 13.38
                       2005    7,523    14.99 to 12.74    97,674      1.7 to 1.25      0.00(b,c)   10.21 to 9.88(b)

US Government D        2006       32        11.47            366        1.25           5.18              3.09
                       2005       34        11.12            375     1.25 to 1.24      0.00(b,c)        0.18(b)

Capital Appreciation
D                      2006    7,461    12.22 to 3.81     30,969     1.7 to 1.25       0.00(b,c)   0.83 to 0.51(b)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 2006

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the sub-account subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)  Portfolio distributed no dividends during the period.

(b) There were no new sub-accounts added for year 2003 and 2004 and there were no funds closed during 2004, 2003, and 2002. The commencement of sub-account operations for years 2002, 2005, and 2006 and the closing of sub-account operations for 2005 and 2006 are as follows:

SUB-ACCOUNTS OPENED                   2006      2005    2002
-------------------                 --------   -----   ------
International Equity Index                              May 6
M Fund Business Opportunity Value                      Jun 26
Real Estate Securities D                       May 2
Blue Chip D                                    May 2
Equity Income D                                May 2
Financial Services D                           May 2
Global Bond D                                  May 2
Health D                                       May 2
High Yield D                                   May 2
Large Cap Growth D                             May 2
Mid Cap Stock D                                May 2
Mid Cap Index D                                May 2
Small Cap Index D                              May 2
Total Return D                                 May 2
Total Stock Index D                            May 2
US Government D                                May 2
Capital Appreciation D              April 28

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

SUB-ACCOUNTS CLOSED                      2006    2005
-------------------                     -----   -----
Large Cap Growth                                May 2
Financial Industries                            May 2
Health Sciences                                 May 2
Earnings Growth                                 May 2
Large Cap Value                                 May 2
Fundamental Value                               May 2
Mid Cap Growth                                  May 2
Real Estate Equity                              May 2
Total Return Bond                               May 2
High Yield Bond                                 May 2
Global Bond                                     May 2
AIM V.I. Premier Equities Series 1              May 2
AIM V.I. Capital Development Series 2           May 2
Alliance Growth & Income                        May 2
Alliance Premier Growth                         May 2
Delaware Small Value                            May 2
Delaware Trend                                  May 2
Dreyfus Mid Cap Stock                           May 2
Dreyfus Emerging Leaders                        May 2
Fidelity VIP II Contrafund (SC)                 May 2
Fidelity VIP Growth (SC)                        May 2
Fidelity VIP II Overseas (SC)                   May 2
Fidelity VIP Overseas (SC2)                     May 2
Fidelity VIP Growth (SC2)                       May 2
Large Cap Growth D                      May 1

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

JHLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

(1) Financial Statements of the Registrant, John Hancock Life Insurance Company Variable Annuity Account H [FILED HEREWITH]

(2) Financial Statements of the Depositor, John Hancock Life Insurance Company [FILED HEREWITH]

(B) EXHIBITS:

1. John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account H, dated April 8, 1996; incorporated herein by reference to the Registrant's Registration Statement, filed with the Commission on July 18, 1996.

2.          Not Applicable.

3.    (a)   Form of Distribution and Servicing Agreement by and among John
            Hancock Distributors (formerly known as Manulife Securities Services
            LLC), John Hancock Life Insurance Company and John Hancock Variable
            Life Insurance Company and their respective existing and future
            Separate Accounts, incorporated by reference to Post-Effective
            Amendment No. 50 to File No. 002-38827 filed on Form N-4 on April
            28, 2006.

      (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4.    (a)   Reserved

      (b)   Reserved

      (c) Form of deferred combination fixed and variable annuity contract, incorporated by reference to this File on August 9, 1999.

      (d) Form of waiver of withdrawal charge rider, incorporated by reference to this File on August 9, 1999.

      (e) Form of guaranteed retirement income benefit rider, incorporated by reference to this File on August 9, 1999.

      (f) Form of death benefit enhancement rider, incorporated by reference to this File on August 9, 1999.

      (g) Form of accumulated value enhancement rider, incorporated by reference to this File on August 9, 1999.

      (h) Form of death benefit enhancement rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to this File, filed on January 9, 2003.

      (i) Form of Guaranteed Retirement Income Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to this File, filed on January 9, 2003.

      (j) Form of Highest Anniversary Value Death Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to this File, filed on January 9, 2003.

      (k) Form of Flexible premium deferred variable annuity contract for Revolution Value II Variable Annuity, incorporated by reference to this File, filed on January 9, 2003.

5. Form of contract application, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81103, filed on Form N-4 on August 9, 1999.

6.    (a)   John Hancock Life Insurance Company's Restated Articles of
            Organization, are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File No. 333-76662, filed on
            March 7, 2001.

      (b) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-91448, filed on September 23, 2002.

      (c) John Hancock's Life Insurance Company's Articles of Amendment dated February 18, 2005. [FILED HEREWITH]

      (d) John Hancock Life Insurance Company's Amended and Restated By-Laws as adopted on July 1, 2004. [FILED HEREWITH].

7.          Not Applicable.

8.    (a)   Form of Participation Agreement is incorporated by reference to the initial registration statement to File No. 333-08345, filed on Form
            N-4 on July 18, 1996.

      (b) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc. and John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, and Investors Partner Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (c) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (d) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (e) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Mutual Life Insurance Company, and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (f) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Mutual Life Insurance Company and Certain Of Its Affiliated Insurance Companies, Each On Behalf Of Itself And Its Separate Accounts, and John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (g) Participation Agreement between Janus Aspen Series, Janus Capital Corporation, and John Hancock Life Insurance Company, filed in Post-Effective Amendment No. 9 to File No. 33-64364 on November 1, 2000, is incorporated by reference.

9. Opinion and Consent of Counsel, incorporated by reference from Post-Effective Amendment No. 4 to the Registrant's Registration Statement, filed with the Commission on October 19, 2001.

10.   (a)   Not Applicable.

      (b) Consent of independent registered public accounting firm, [FILED HEREWITH].

      (c)   Not applicable.

      (d) Power of attorney for James R. Boyle, Jonathan Chiel, John D. DesPrez III, and Warren Thompson. Incorporated by reference from Post-Effective Amendment No. 12 to the Registrant's Registration Statement, filed with the Commission on May 1, 2006.

11.         Not Applicable.

12.         Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR at time of filing.

Directors                                              Positions with the Depositor
-------------------                -------------------------------------------------------------
John D. DesPrez III                Chairman, President and Chief Executive Officer
James R. Boyle                     Director, Executive Vice President
Jonathan Chiel                     Director, Executive Vice President and General Counsel--John
                                   Hancock
Hugh McHaffie                      Director and Executive Vice President
Lynne Patterson                    Director and Chief Financial Officer
Warren A. Thomson                  Director, Executive Vice President and Chief Investment
                                   Officer-US Investments

Officers

Robert T. Cassato                  Executive Vice President
Donna Driscoll                     Senior Vice President
Steven Finch                       Senior Vice President
James D. Gallagher                 Senior Vice President
Patrick Gill*                      Senior Vice President and Controller
Peter Gordon                       Senior Vice President
Scott S. Hartz                     Senior Vice President
Gregory Mack                       Senior Vice President
Ronald J. McHugh                   Senior Vice President
Laura A. Moore                     Senior Vice President
John Ostler                        Senior Vice President
Diana L. Scott                     Senior Vice President
Alan R. Seghezzi                   Senior Vice President and Counsel
Bruce R. Speca                     Senior Vice President
Ivor J. Thomas                     Senior Vice President
John G. Vrysen                     Senior Vice President
Loida R. Abraham                   Vice President
Emanuel Alves                      Vice President, Counsel, and Corporate Secretary
Roy V. Anderson                    Vice President
Susan Bellingham                   Vice President
Wendy A. Benson                    Vice President
Arnold R Bergman                   Vice President
Stephen J. Blewitt                 Vice President
Robert Boyda                       Vice President
George H. Braun                    Vice President
James Brockelman                   Vice President
John Burrow                        Vice President
William Burrow                     Vice President
Tyler Carr                         Vice President
Philip Clarkson                    Vice President and Counsel
John J. Danello                    Vice President
Willma Davis                       Vice President
Brent Dennis                       Vice President
Lynn Dyer                          Vice President, Counsel and Chief Compliance Officer - U.S.
                                   Investments*
John Egbert                        Vice President
Edward Eng                         Vice President
Paul C. English                    Vice President

James E. Enterkin, Jr.             Vice President
Patrick Flynn                      Vice President
Carol Nicholson Fulp               Vice President
Paul Gallagher                     Vice President
Richard Harris                     Vice President and Appointed Actuary
Kevin Hill                         Vice President
E. Kendall Hines                   Vice President
James C. Hoodlet                   Vice President and Counsel
Naveed Irshad                      Vice President
Roy Kapoor                         Vice President
Mitchell Karman                    Vice President and Chief Compliance Officer
Frank Knox                         Vice President and Chief Compliance Officer - Retail
                                   Funds/Separate Accounts**
Jonathan Kutrubes                  Vice President
Cynthia Lacasse                    Vice President
Robert Leach                       Vice President
David Libbey                       Vice President
David Longfritz                    Vice President
Katherine MacMillan                Vice President
Janis K. McDonough                 Vice President
William McPadden                   Vice President
John Maynard                       Vice President
Peter J. Mongeau                   Vice President
Curtis Morrison                    Vice President
Colm D. Mullarkey                  Vice President
Scott Navin                        Vice President
Nina Nicolosi                      Vice President
Kenneth V. Nordstrom               Vice President
Jacques Ouimet                     Vice President
Phillip J. Peters                  Vice President
Steven Pinover                     Vice President
Deborah A. Poppel                  Vice President
Jonathan Porter                    Vice President
S. Mark Ray                        Vice President
Jill Rebman                        Vice President
Karl G. Reinhold                   Vice President
Mark Rizza                         Vice President
Andrew Ross                        Vice President
George Rothauser                   Vice President
Thomas Samoluk                     Vice President
Margo Sammons                      Vice President
Gordon Shone                       Vice President
Jonnie Smith                       Vice President
Yiji S. Starr                      Vice President
Michael H. Studley                 Vice President and Counsel
Brooks E. Tingle                   Vice President
Dennis Turner                      Vice President
Peter de Vries                     Vice President
Henry Wong                         Vice President
Randy Zipse                        Vice President

* Designated as responsible for administering the policies and procedures adopted by the Company pursuant to Rule 206 (4) - 7(a) under Investment Advisers Act of 1940.

** Designated as responsible for administering the policies and procedures adopted by the Company for its registered separate accounts pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, 601 Congress Street, Boston, MA 02210.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2006 appears below:

Principal Subsidiaries

The following is a list of the directly and indirectly held major operating subsidiaries of Manulife Financial Corporation.

AS AT DECEMBER 31, 2006                                     OWNERSHIP  EQUITY
(Unaudited, Canadian $ in millions)                        PERCENTAGE INTEREST           ADDRESS DESCRIPTION
-----------------------------------                        ---------- --------           ------- -----------
MANULIFE FINANCIAL CORPORATION                                                   Toronto, Canada Publicly traded stock life
                                                                                                 insurance company
   THE MANUFACTURERS LIFE INSURANCE COMPANY                       100 $14,440    Toronto, Canada Leading Canadian-based financial
                                                                                                 services company that offers a
                                                                                                 diverse range of financial
                                                                                                 protection products and wealth
                                                                                                 management services
      Manulife Holdings (Alberta) Limited                         100            Calgary, Canada Holding company
         Manulife Holdings (Delaware) LLC                         100           Delaware, U.S.A. Holding company
            The Manufacturers Investment Corporation              100           Michigan, U.S.A. Holding company
               John Hancock Life Insurance Company                100           Michigan, U.S.A. U.S. based life insurance company
                  (U.S.A.)                                                                       that provides individual life
                                                                                                 insurance, annuities, and group
                                                                                                 pension products in all states in
                                                                                                 the U.S. except New York
                  John Hancock Life Insurance Company of          100           New York, U.S.A. Provides group pension, individual
                     New York                                                                    annuities and life insurance
                                                                                                 products in the State of New York
                  John Hancock Investment Management              95             Massachusetts, Investment advisor
                     Services, LLC                                                               U.S.A.
               Manulife Reinsurance Limited                       100          Hamilton, Bermuda Provides life and financial
                                                                                                 reinsurance
         Manulife Holdings (Bermuda) Limited                      100          Hamilton, Bermuda Holding company
      Manufacturers P&C Limited                                   100               St. Michael, Provides property and casualty and
                                                                                        Barbados financial reinsurance
         Manufacturers Life Reinsurance Limited                   100               St. Michael, Provides life and financial
                                                                                        Barbados reinsurance
         Manulife International Holdings Limited                  100          Hamilton, Bermuda Holding company
            Manulife (International) Limited                      100           Hong Kong, China Life insurance company serving Hong
                                                                                                 Kong and Taiwan
               Manulife-Sinochem Life Insurance Co. Ltd.           51            Shanghai, China Chinese life insurance company
            Manulife Asset Management (Asia) Limited              100               St. Michael, Holding company
                                                                                        Barbados
               Manulife Asset Management (Hong Kong)              100           Hong Kong, China Hong Kong investment management and
                  Limited                                                                        advisory company marketing mutual
                                                                                                 funds
      Manulife Bank of Canada                                     100           Waterloo, Canada Provides integrated banking
                                                                                                 products and service options not
                                                                                                 available from an insurance company
      Manulife Canada Ltd.                                        100           Waterloo, Canada Canadian life insurance company
         FNA Financial Inc.                                       100            Toronto, Canada Holding company
      Elliott & Page Limited                                      100            Toronto, Canada Investment counseling, portfolio
                                                                                                 and mutual fund management in
                                                                                                 Canada
      First North American Insurance Company                      100            Toronto, Canada Canadian property and casualty
                                                                                                 insurance company
      NAL Resources Management Limited                            100            Calgary, Canada Management company for oil and gas
                                                                                                 properties
      Manulife Securities International Ltd.                      100           Waterloo, Canada Mutual fund dealer for Canadian
                                                                                                 operations
      Regional Power Inc.                                        83.5           Montreal, Canada Operator of hydro-electric power
                                                                                                 projects
         MLI Resources Inc.                                       100            Calgary, Canada Holding company for oil and gas
                                                                                                 assets and Japanese operations
      Manulife Life Insurance Company                             100               Tokyo, Japan Japanese life insurance company
      P.T. Asuransi Jiwa Manulife Indonesia                        95                   Jakarta, Indonesian life insurance company
                                                                                       Indonesia
         P.T. Manulife Aset Manajemen Indonesia                  95.3                   Jakarta, Indonesian investment management
                                                                                       Indonesia and advisory company marketing
                                                                                                 mutual funds
      The Manufacturers Life Insurance Co. (Phils.), Inc.         100                    Manila, Filipino life insurance company
                                                                                     Philippines
      Manulife (Singapore) Pte. Ltd.                              100                  Singapore Singaporean life insurance company
      Manulife (Vietnam) Limited                                  100          Ho Chi Minh City, Vietnamese life insurance company
                                                                                         Vietnam
      Manulife Insurance (Thailand) Public Company Limited       97.9          Bangkok, Thailand Thai life insurance company
      Manulife Europe Ruckversicherungs-Aktiengesellschaft        100           Cologne, Germany European property and casualty
                                                                                                 reinsurance company
      MFC Global Fund Management (Europe) Limited                 100            London, England Holding company
         MFC Global Fund Investment Management (Europe)           100            London, England Investment management company for
            Limited                                                                              Manulife Financial's international
                                                                                                 funds

AS AT DECEMBER 31, 2006                                     OWNERSHIP  EQUITY
(Unaudited, Canadian $ in millions)                        PERCENTAGE INTEREST           ADDRESS DESCRIPTION
-----------------------------------                        ---------- --------           ------- -----------
MANULIFE FINANCIAL CORPORATION                                                   Toronto, Canada Publicly traded stock life
                                                                                                 insurance company
   JOHN HANCOCK HOLDINGS (DELAWARE) LLC                           100 $11,547        Wilmington, Holding company
                                                                                Delaware, U.S.A.
      John Hancock Financial Services, Inc.                       100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                          U.S.A.
         John Hancock Life Insurance Company                      100                    Boston, Leading U.S. based financial
                                                                                  Massachusetts, services company that offers a
                                                                                          U.S.A. diverse range of financial
                                                                                                 protection products and wealth
                                                                                                 management services
            John Hancock Variable Life Insurance Company          100                    Boston, U.S. based life insurance company
                                                                                  Massachusetts, that provides variable and
                                                                                          U.S.A. universal life insurance policies,
                                                                                                 and annuity products in all states
                                                                                                 in the U.S. except New York
            P.T. Asuransi Jiwa John Hancock Indonesia            96.2                   Jakarta, Indonesian life insurance company
                                                                                       Indonesia
            Independence Declaration Holdings LLC                 100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                          U.S.A.
               Declaration Management & Research LLC              100          McLean, Virginia, Provides institutional investment
                                                                                          U.S.A. advisory services
            John Hancock Subsidiaries LLC                         100                Wilmington, Holding company
                                                                                Delaware, U.S.A.
               John Hancock Financial Network, Inc.               100                    Boston, Financial services distribution
                                                                                  Massachusetts, organization
                                                                                           U.S.A
               The Berkeley Financial Group, LLC                  100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                           U.S.A
                  John Hancock Funds LLC                          100                    Boston, Mutual fund company
                                                                                  Massachusetts,
                                                                                           U.S.A
               Hancock Natural Resource Group, Inc.               100                    Boston, Manager of globally diversified
                                                                                  Massachusetts, timberland and agricultural
                                                                                           U.S.A portfolios for public and corporate
                                                                                                 pension plans, high net-worth
                                                                                                 individuals, foundations and
                                                                                                 endowments
      John Hancock International Holdings, Inc.                   100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                          U.S.A.
         Manulife Insurance (Malaysia) Berhad                    45.8              Kuala Lumpur, Malaysian life insurance company
                                                                                        Malaysia
      John Hancock International, Inc.                            100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                          U.S.A.
         John Hancock Tianan Life Insurance Company                50            Shanghai, China Chinese life insurance company

ITEM 27. NUMBER OF CONTRACT OWNERS

Registrant had 47,955 Contract Owners as of March 1, 2005.

ITEM 28. INDEMNIFICATION

Pursuant to Article 8 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                             CAPACITY IN WHICH ACTING
--------------------------                                             ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L        Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M        Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A     Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B     Principal Underwriter
John Hancock Life Insurance Company Variable Annuity Account H         Principal Underwriter
John Hancock Life Insurance Company Variable Annuity Account U         Principal Underwriter
John Hancock Life Insurance Company Variable Annuity Account V         Principal Underwriter
John Hancock Life Insurance Company Variable Life Account UV           Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account I        Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account JF       Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account S        Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account U        Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account V        Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC) and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD
      LLC: John DesPrez III* (Chairman and President), Marc Costantini* (Executive Vice President and Chief Financial Officer) and Jonathan Chiel* (Executive Vice President and General Counsel). The board of managers of JHD LLC (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and Christopher M. Walker**) may also act on behalf of JHD LLC.

* Principal business office is 601 Congress Street, Boston, MA 02210

** Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

*** 197 Clarendon St, Boston, MA 02116

(c)   None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston, Massachusetts, 02210

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
      Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
      Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this first day of May 2007.

John Hancock Variable Annuity Account H
(Registrant)

By:  JOHN HANCOCK LIFE INSURANCE COMPANY
     (Depositor)

By:  /s/ John D. DesPrez III
     ------------------------------
     John D. DesPrez III
     Chairman, President and CEO

JOHN HANCOCK LIFE INSURANCE COMPANY

By:  /s/ John D. DesPrez III
     ------------------------------
     John D. DesPrez III
     Chairman, President and CEO

                                   SIGNATURES

      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the first day of May 2007.

Signature                          Title
/s/ John D. DesPrez III            Chairman, President and CEO
-------------------------
John D. DesPrez III                (Principal Executive Officer)

/s/ Lynne Patterson                Director and Chief Financial Officer
-------------------------
Lynne Patterson                    (Principal Financial Officer)

/s/ Patrick Gill                   Senior Vice President and Controller
-------------------------
Patrick Gill                       (Principal Accounting Officer)

*                                  Director
-------------------------
James R. Boyle

*                                  Director
-------------------------
Jonathan Chiel

*                                  Director
-------------------------
Hugh McHaffie

*                                  Director
-------------------------
Warren A. Thomson

*/s/ Arnold R. Bergman             Chief Counsel - Annuities
-------------------------
Arnold R. Bergman
Pursuant to Power of Attorney

                               INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H



Exhibits


Item 6(d) John Hancock Life Insurance Company's Articles of Amendment dated February 18, 2005

Item 6(e) John Hancock Life Insurance Company's Amended and Restated By-Laws as adopted on July 1, 2004.

Item 24.10(b)     Consent of Independent Registered Public Accounting Firm